      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 2010.

                                                              FILE NO. 033-37577

                                                                       811-05439

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                   / /
POST-EFFECTIVE AMENDMENT NO. 30                               /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 191                                             /X/

                               VARIABLE ACCOUNT D

                           (Exact Name of Registrant)

                        UNION SECURITY INSURANCE COMPANY

                              (Name of Depositor)

                              2323 GRAND BOULEVARD
                             KANSAS CITY, MO 64108

                   (Address of Depositor's Principal Offices)

                                 (816) 474-2345

              (Depositor's Telephone Number, Including Area Code)

                                RICHARD J. WIRTH
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 3, 2010 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on                           , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART A

MASTERS VARIABLE ANNUITY

VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase the Masters Variable Annuity. Please read it carefully before you purchase your variable annuity.

Masters Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X  Flexible, because you may add Premium Payments at any time.

X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency


This Contract and its features are no longer available for sale.


--------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 3, 2010



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 3, 2010

2                                           UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                                    3
FEE TABLES                                                                     5
HIGHLIGHTS                                                                     7
GENERAL CONTRACT INFORMATION                                                   8
  Union Security Insurance Company                                             8
  The Separate Account                                                         8
  The Funds                                                                    9
PERFORMANCE RELATED INFORMATION                                               11
  Guarantee Periods                                                           12
THE CONTRACT                                                                  13
  Purchases and Contract Value                                                13
  Charges and Fees                                                            17
  Death Benefit                                                               19
  Surrenders                                                                  20
ANNUITY PAYOUTS                                                               21
OTHER PROGRAMS AVAILABLE                                                      23
OTHER INFORMATION                                                             25
  Legal Proceedings                                                           26
  More Information                                                            27
FEDERAL TAX CONSIDERATIONS                                                    27
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                          33
ACCUMULATION UNIT VALUES                                                      40
FURTHER INFORMATION ABOUT UNION SECURITY INSURANCE COMPANY                    43
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     128
APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS                    129
APPENDIX II -- INVESTMENTS BY UNION SECURITY                                 131
UNION SECURITY FINANCIAL STATEMENTS                                          F-1

UNION SECURITY INSURANCE COMPANY                                           3

-------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Guarantee Periods.

ACCUMULATION PERIOD: The time after you purchase the Contract until we begin to make Annuity Payouts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Hartford Life and Annuity Insurance Company administers these Contracts. Their location and overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Their standard mailing address is: P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY PERIOD: The time during which we make Annuity Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

GENERAL ACCOUNT: This account holds our company assets and any assets not allocated to a Separate Account.

4                                           UNION SECURITY INSURANCE COMPANY

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JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the
Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MARKET VALUE ADJUSTMENT: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.

UNION SECURITY: Union Security Insurance Company, the company that issued this Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

UNION SECURITY INSURANCE COMPANY                                           5

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                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

                                                                                                         DURING
                                                                                                      ACCUMULATION
                                                                                                         PERIOD
------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)                                   None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)                              7%
  First Year (2)                                                                                                7%
  Second Year                                                                                                   6%
  Third Year                                                                                                    5%
  Fourth Year                                                                                                   4%
  Fifth Year                                                                                                    3%
  Sixth Year                                                                                                    2%
  Seventh Year                                                                                                  1%
  Eighth Year                                                                                                   0%

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value)
  Mortality and Expense Risk Charge                                                                       1.25%
  Administrative Charge                                                                                   0.10%
  Total Separate Account Annual Expenses                                                                  1.35%

THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.35%              1.05%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

6                                           UNION SECURITY INSURANCE COMPANY

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES, AND TOTAL ANNUAL FUND OPERATING EXPENSES.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


(1)  If you Surrender your Contract at the end of the applicable time period:



1 year                                                                      $911
3 years                                                                   $1,257
5 years                                                                   $1,594
10 years                                                                  $2,761



(2)  If you annuitize at the end of the applicable time period:



1 year                                                                      $246
3 years                                                                     $757
5 years                                                                   $1,294
10 years                                                                  $2,761



(3)  If you do not Surrender your Contract:



1 year                                                                      $246
3 years                                                                     $757
5 years                                                                   $1,294
10 years                                                                  $2,761


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled: "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

UNION SECURITY INSURANCE COMPANY                                           7

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HIGHLIGHTS

WHAT TYPE OF SALES CHARGE WILL I PAY?


We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        7%
          2                        6%
          3                        5%
          4                        4%
          5                        3%
          6                        2%
          7                        1%
      8 or more                    0%

You won't be charged a Contingent Deferred Sales Charge on:

X  The Annual Withdrawal Amount

X Premium Payments or earnings that have been in your Contract for more than seven years

X  Distributions made due to death

X  Distributions under a program for substantially equal periodic payments

X  Most payments we make to you as Annuity Payouts

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

- ADMINISTRATIVE CHARGE -- This is a charge for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

- ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
- You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

IS THERE A MARKET VALUE ADJUSTMENT?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment".

WHAT INVESTMENT CHOICES ARE AVAILABLE?

You may allocate your Premium Payment or Contract Values among the following investment choices:

-   The variable Sub-Accounts that invest in underlying Funds; and/or

- One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

WILL UNION SECURITY PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

8                                           UNION SECURITY INSURANCE COMPANY

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-   The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

-   fixed dollar amount Automatic Annuity Payouts,

-   variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

UNION SECURITY INSURANCE COMPANY


Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.



Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "parent") and Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.


All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

- Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

UNION SECURITY INSURANCE COMPANY                                           9

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THE FUNDS


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND  Seeks capital appreciation                   HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD SMALL/MID CAP EQUITY HLS FUND  Seeks long-term growth of capital            HL Investment Advisors, LLC
  -- CLASS IA (1)                                                                     Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD SMALLCAP GROWTH HLS FUND --    Seeks long-term capital appreciation         HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP and Hartford Investment
                                                                                      Management Company
 HARTFORD SMALLCAP VALUE HLS FUND --     Seeks capital appreciation                   HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Kayne Anderson Rudnick
                                                                                      Investment Management, LLC, Metropolitan
                                                                                      West Capital Management, LLC and SSgA Funds
                                                                                      Management, Inc.
 HARTFORD U.S. GOVERNMENT SECURITIES     Seeks to maximize total return while         HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                   providing shareholders with a high level of  Sub-advised by Hartford Investment
                                         current income consistent with prudent       Management Company
                                         investment risk
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA  Seeks maximum long-term total return         HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND  Seeks growth of capital                      HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND    Seeks growth of capital                      HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND   Seeks a high level of current income         HL Investment Advisors, LLC
  -- CLASS IA                            consistent with growth of capital            Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND --      Seeks growth of capital                      HL Investment Advisors, LLC
  CLASS IA (2)                                                                        Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GROWTH HLS FUND -- CLASS IA    Seeks long-term capital appreciation         HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD HIGH YIELD HLS FUND -- CLASS   Seeks high current income with growth of     HL Investment Advisors, LLC
  IA                                     capital as a secondary objective             Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD INDEX HLS FUND -- CLASS IA     Seeks to provide investment results which    HL Investment Advisors, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate
 HARTFORD INTERNATIONAL OPPORTUNITIES    Seeks long-term growth of capital            HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP

10                                          UNION SECURITY INSURANCE COMPANY

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MONEY MARKET HLS FUND --       Maximum current income consistent with       HL Investment Advisors, LLC
  CLASS IA*                              liquidity and preservation of capital        Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD STOCK HLS FUND -- CLASS IA     Seeks long-term growth of capital            HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD TOTAL RETURN BOND HLS FUND --  Seeks a competitive total return, with       HL Investment Advisors, LLC
  CLASS IA                               income as a secondary objective              Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD VALUE HLS FUND -- CLASS IA     Seeks long-term total return                 HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP



NOTES



(1)  Formerly Hartford MidCap Growth HLS Fund -- Class IA



(2)  Formerly Hartford Global Leaders HLS Fund -- Class IA


* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These are risks disclosed in the Funds' prospectus.

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to

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UNION SECURITY INSURANCE COMPANY                                          11

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additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.


As of December 31, 2009, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc., DWS Scudder Distributors, Inc., Federated Securities Corp, Gartmore Variable Insurance Trust, Gartmore Distribution Services, Gartmore Asset Management Trust, ING Fund Services, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Neuberger Berman Management Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc., Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.


We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2009, of the annual percentage of the average daily net assets (for instance, in 2009, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2009, revenue sharing and Rule 12b-1 fees did not exceed approximately $51,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses

12                                          UNION SECURITY INSURANCE COMPANY

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without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

GUARANTEE PERIODS

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

-   the duration of a Guarantee Period,

-   regulatory and tax requirements,

-   sales and administrative expenses we bear,

-   risks we assume,

-   our profitability objectives, and

-   general economic trends.

Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

UNION SECURITY INSURANCE COMPANY                                          13

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MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

    1.   Death benefits paid pursuant to a Contract;

    2.   Surrenders or transfers from the one-year Guarantee Period;

    3. Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

    4. Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;


- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and


- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.


It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

14                                          UNION SECURITY INSURANCE COMPANY

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HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

- The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

-   The amount of any transfers or Surrenders out of the Guarantee Period.

CAN I TRANSFER FROM ONE INVESTMENT CHOICE TO ANOTHER?

Subject to the restrictions below, you may transfer Contract Value:

-   From a Sub-Account to another Sub-Account;

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UNION SECURITY INSURANCE COMPANY                                          15

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-   From a Sub-Account to a Guarantee Period;

-   From a Guarantee Period to a Sub-Account;

-   From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                 PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth           Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number         Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to          Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth            No
Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an
international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET OR TELEPHONE.Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

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16                                          UNION SECURITY INSURANCE COMPANY

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The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex

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UNION SECURITY INSURANCE COMPANY                                          17

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could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

TRANSFERS BETWEEN THE SUB-ACCOUNTS AND GUARANTEE PERIODS -- You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to a Market Value Adjustment if the transfer is:

- more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

- are not part of a formal Union Security program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

GENERAL ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

- The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

- The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

- Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        7%
          2                        6%
          3                        5%
          4                        4%
          5                        3%
          6                        2%
          7                        1%
      8 or more                    0%

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven

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18                                          UNION SECURITY INSURANCE COMPANY

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  years, and (b) 10% of Premium Payments made during the last seven years and
  (c) all of your earnings.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

-   On or after the Annuitant's 110th birthday.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- UPON DEATH OF THE ANNUITANT OR CONTRACT OWNER. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

- UPON ANNUITIZATION. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

-   UPON CANCELLATION DURING THE RIGHT TO CANCEL PERIOD.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ADMINISTRATIVE CHARGE

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES


We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes

UNION SECURITY INSURANCE COMPANY                                          19

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when Premium Payments are made; others collect at Annuitization. Since we pay
Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:

If death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

If death occurs on or after the earlier of Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The Rollup Amount on the earlier of the Contract Owner's or Annuitant's 75th birthday plus any Premium Payments made since that birthday, minus the dollar amount of any partial Surrenders since that birthday; or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:

-   The total Premium Payments you have made to us minus any partial Surrenders;
    or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for the total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable in the tax year that it is

20                                          UNION SECURITY INSURANCE COMPANY

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credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

- The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.


You may submit this form via facsimile.


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UNION SECURITY INSURANCE COMPANY                                          21

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If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want to receive Annuity Payouts?

-   What level of Assumed Investment Return should you choose?

-   Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.


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All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

JOINT AND FULL SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

JOINT AND 1/2 CONTINGENT SURVIVOR LIFE ANNUITY

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

-   YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN.

- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.    HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semiannually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4. WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS OR A COMBINATION OF BOTH?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than

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the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,


-   the Annuitant's attained age and gender (if applicable),



- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,


-   the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893%.

COMBINATION ANNUITY PAYOUTS -- You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

OTHER PROGRAMS AVAILABLE

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

INVESTEASE(R) -- InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source

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of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA

OTHER PROGRAM CONSIDERATIONS

- You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund;

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

- Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the

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  Funds may increase the expenses attributable to the assets remaining in the
  Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

-   These Programs may be adversely affected by Fund trading policies.

OTHER INFORMATION

ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Woodbury Financial Services ("WFS") serves as principal underwriter for the Contracts which are offered on a continuous basis. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority (FINRA). The principal business address of WFS is 7755 3rd Street North, Oakdale, MN 55128.


Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with Woodbury. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable

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annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.


Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2009, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:



AIG Advisors Group, Inc.(FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.


Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.


For the fiscal year ended December 31, 2009, Additional Payments did not in the aggregate exceed approximately $428 thousand (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- The consolidated financial statements of Union Security Insurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


LEGAL PROCEEDINGS


Union Security is regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.



On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.



As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.



The validity of the securities offered in this prospectus is being passed upon for us by in house counsel. Advice on certain federal securities law issues was provided by Sullivan & Cromwell LLP, New York, NY.


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MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

P.O. Box 5085
Hartford, Connecticut 06102-5085

Telephone:  1-800-862-6668 (Contract Owners)
            1-800-862-7155 (Registered Representatives)

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly, does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.


Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.



The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.


THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX

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ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER
APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

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ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract Value (determined without regard to surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.


Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.


       d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten

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      percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a recipient's becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract

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(issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,


-   no more than 80% is represented by any three investments, and


-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.


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Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

       1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

       2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment

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with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code

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Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b)
that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying

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transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS


Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.


2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases

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in benefits once RMDs begin, and Qualified Contracts are subject to such limits.
As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).


Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.


4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")


Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($16,500 for 2010). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).


Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance

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premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX


If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.


An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.


A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.


The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the

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individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.


For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.


Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan.

UNION SECURITY INSURANCE COMPANY                                          39

-------------------------------------------------------------------------------

However, an "eligible rollover distribution" does not include any distribution that is either --

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

40                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.


                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.933         $4.349         $4.134         $3.785         $3.578
  Accumulation Unit Value at end of
   period                                 $3.770         $2.933         $4.349         $4.134         $3.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             22,898         27,246         34,969         43,112         54,079
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.344         $2.504         $2.173         $1.889         $1.657
  Accumulation Unit Value at end of
   period                                 $1.932         $1.344         $2.504         $2.173         $1.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              9,679          9,863         10,847         13,724         17,658
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $17.147        $27.706        $25.920        $23.363        $22.219
  Accumulation Unit Value at end of
   period                                $21.255        $17.147        $27.706        $25.920        $23.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,662          1,976          2,437          3,043          3,891
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.153         $1.729         $1.619         $1.363         $1.302
  Accumulation Unit Value at end of
   period                                 $1.418         $1.153         $1.729         $1.619         $1.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              5,855          6,071          6,659          5,090          1,400
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.060         $1.508         $1.429         $1.199         $1.172
  Accumulation Unit Value at end of
   period                                 $1.230         $1.060         $1.508         $1.429         $1.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,617          1,815          2,470          1,768            399
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.765         $1.320         $1.162         $1.073         $0.991
  Accumulation Unit Value at end of
   period                                 $1.075         $0.765         $1.320         $1.162         $1.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                509            405            227             73            107
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.973         $1.462         $1.271         $1.184         $1.123
  Accumulation Unit Value at end of
   period                                 $1.177         $0.973         $1.462         $1.271         $1.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                575            452            216            119              1
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.783        $35.782        $29.003        $25.755        $25.446
  Accumulation Unit Value at end of
   period                                $22.459        $16.783        $35.782        $29.003        $25.755
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,063          2,429          2,868          3,533          4,352

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $3.495         $2.990         $3.515         $3.737         $3.816
  Accumulation Unit Value at end of
   period                                 $3.578         $3.495         $2.990         $3.515         $3.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             68,934         81,330         94,001        122,799        144,889
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.407         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.657         $1.407             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             16,982          7,759             --             --             --
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $20.774        $16.345        $21.989        $24.231        $26.030
  Accumulation Unit Value at end of
   period                                $22.219        $20.774        $16.345        $21.989        $24.231
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              4,813          5,637          6,228          7,748          9,221
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $21.640        $16.178        $20.373        $24.754        $26.998
  Accumulation Unit Value at end of
   period                                $25.446        $21.640        $16.178        $20.373        $24.754
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              5,138          5,778          6,677          8,255          9,792

UNION SECURITY INSURANCE COMPANY                                          41

-------------------------------------------------------------------------------


                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.880         $1.533         $1.330         $1.289         $1.228
  Accumulation Unit Value at end of
   period                                 $1.166         $0.880         $1.533         $1.330         $1.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                448            716            782            561            390
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $4.711         $8.788         $6.870         $6.214         $5.416
  Accumulation Unit Value at end of
   period                                 $6.023         $4.711         $8.788         $6.870         $6.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             31,306         28,932         34,635         42,472         50,434
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $11.509        $15.602        $15.386        $14.028        $13.923
  Accumulation Unit Value at end of
   period                                $17.085        $11.509        $15.602        $15.386        $14.028
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                797            816          1,055          1,295          1,637
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $13.652        $22.003        $21.199        $18.611        $18.051
  Accumulation Unit Value at end of
   period                                $16.990        $13.652        $22.003        $21.199        $18.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,401          2,836          3,541          4,530          5,811
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.857         $2.009         $1.644         $1.343         $1.179
  Accumulation Unit Value at end of
   period                                 $1.088         $0.857         $2.009         $1.644         $1.343
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,154          2,327          2,970          1,983            659
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.563         $2.743         $2.182         $1.777         $1.572
  Accumulation Unit Value at end of
   period                                 $2.058         $1.563         $2.743         $2.182         $1.777
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             17,018         19,985         24,224         10,035         11,251
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.396         $2.457         $2.285         $1.791         $1.555
  Accumulation Unit Value at end of
   period                                 $1.901         $1.396         $2.457         $2.285         $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,838          2,025          2,944          2,545            449
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $8.705        $16.602        $15.071        $13.606        $13.192
  Accumulation Unit Value at end of
   period                                $12.700         $8.705        $16.602        $15.071        $13.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                873            997          1,315          1,602          1,954
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.848         $1.834         $1.771         $1.715         $1.690
  Accumulation Unit Value at end of
   period                                 $1.824         $1.848         $1.834         $1.771         $1.715
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             11,714         18,455         14,779         12,811         14,899

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $4.684         $3.302         $4.626         $6.079         $5.925
  Accumulation Unit Value at end of
   period                                 $5.416         $4.684         $3.302         $4.626         $6.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             59,805         69,455         79,605         97,663        111,544
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $13.139        $10.811        $11.763        $11.611        $11.649
  Accumulation Unit Value at end of
   period                                $13.923        $13.139        $10.811        $11.763        $11.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,065          2,513          2,493          3,253          3,778
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.574        $13.111        $17.136        $19.807        $22.185
  Accumulation Unit Value at end of
   period                                $18.051        $16.574        $13.111        $17.136        $19.807
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              7,360          8,787          9,974         12,577         14,152
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.349         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.572         $1.349             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             11,378         12,244             --             --             --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $11.850         $9.165        $10.685        $11.303        $10.538
  Accumulation Unit Value at end of
   period                                $13.192        $11.850         $9.165        $10.685        $11.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,295          2,546          2,645          2,689          2,298
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.697         $1.707         $1.705         $1.664         $1.590
  Accumulation Unit Value at end of
   period                                 $1.690         $1.697         $1.707         $1.705         $1.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             18,238         25,504         44,542         55,137         39,595

42                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------


                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $17.621        $28.542        $29.473        $27.956        $25.523
  Accumulation Unit Value at end of
   period                                $23.537        $17.621        $28.542        $29.473        $27.956
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,706          1,944          2,404          3,038          3,732
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.770        $24.063        $25.523        $21.867        $20.500
  Accumulation Unit Value at end of
   period                                $21.298        $16.770        $24.063        $25.523        $21.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                915          1,095          1,450          1,839          2,342
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.937         $1.670         $1.599         $1.413         $1.307
  Accumulation Unit Value at end of
   period                                 $1.309         $0.937         $1.670         $1.599         $1.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,646          3,315          4,052          5,104          6,259
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.616         $2.871         $2.780         $2.688         $2.660
  Accumulation Unit Value at end of
   period                                 $2.969         $2.616         $2.871         $2.780         $2.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             12,121         13,130         15,761         18,131         22,025
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $23.993        $24.477        $23.769        $23.162        $23.118
  Accumulation Unit Value at end of
   period                                $24.471        $23.993        $24.477        $23.769        $23.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,393          1,617          1,836          2,198          2,823
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.951         $1.461         $1.359         $1.131         $1.081
  Accumulation Unit Value at end of
   period                                 $1.167         $0.951         $1.461         $1.359         $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,078          1,373          1,705          1,540            194
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $14.631        $25.162        $27.217        $23.178        $21.687
  Accumulation Unit Value at end of
   period                                $21.183        $14.631        $25.162        $27.217        $23.178
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,134          1,353          1,776          2,165          2,712

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $22.412        $15.138        $21.561        $27.382        $32.680
  Accumulation Unit Value at end of
   period                                $25.523        $22.412        $15.138        $21.561        $27.382
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              4,533          5,296          5,928          7,229          8,240
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $18.230        $13.345        $15.945        $13.357        $10.659
  Accumulation Unit Value at end of
   period                                $20.500        $18.230        $13.345        $15.945        $13.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,867          3,242          3,869          4,532          3,045
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.271         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.307         $1.271             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              7,359          6,313             --             --             --
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.577         $2.422         $2.230         $2.080         $1.882
  Accumulation Unit Value at end of
   period                                 $2.660         $2.577         $2.422         $2.230         $2.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             26,051         26,437         32,035         34,033         37,519
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $22.957        $22.780        $20.852        $19.655        $17.823
  Accumulation Unit Value at end of
   period                                $23.118        $22.957        $22.780        $20.852        $19.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              3,656          5,096          7,079          6,250          5,978
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $18.492        $13.211        $17.843        $18.559        $15.875
  Accumulation Unit Value at end of
   period                                $21.687        $18.492        $13.211        $17.843        $18.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              3,028          3,438          3,889          5,066          4,407

UNION SECURITY INSURANCE COMPANY                                          43

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FURTHER INFORMATION ABOUT UNION SECURITY INSURANCE COMPANY

ITEM 3. RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.

Amounts in this section are presented in U.S. dollars and in thousands, except for number of shares.

GENERAL ECONOMIC, FINANCIAL MARKET AND POLITICAL CONDITIONS MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. These may include, among others, insurance industry cycles, fluctuations in industry rates, monetary policy, demographics, and legislative and competitive factors. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the declining global mortgage and real estate markets, the loss of consumer confidence and a reduction in consumer spending have contributed to increased volatility and diminished expectations for the economy and the markets going forward. These factors, combined with increased unemployment, have precipitated an economic slowdown and fears of a global recession. This may affect our operational results in various ways, including but not limited to the following:

- individuals and businesses (i) may choose not to purchase our insurance products and other related products and services, (ii) may terminate existing policies or contracts or permit them to lapse, (iii) may choose to reduce the amount of coverage purchased, or (iv) in the case of business customers of Assurant Employee Benefits, may have fewer employees requiring insurance coverage due to reductions in their staffing levels;

- disability insurance claims and claims on other specialized insurance products tend to rise; or

- clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums and the collection of receivables such as unearned premiums.

For the fiscal year ended on December 31, 2009, the Company recognized net realized losses on fixed maturity and equity securities totaling $13,931 after tax and reported gross unrealized losses on fixed maturity and equity securities of $66,061. If the recent economic downturn continues to negatively affect companies, industry sectors or countries, the Company may have additional investment losses and further increases in other-than-temporary impairments. As part of the Parent's process, our investment portfolio is regularly monitored to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and any impairments are charged against earnings in the proper period. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. However, the determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Inherently, there are risks and uncertainties involved in making these judgments. Therefore, changes in facts and circumstances and critical assumptions could also result in management's decision that further impairments have occurred.

A.M. BEST, MOODY'S, AND S&P RATE THE FINANCIAL STRENGTH OF THE COMPANY, AND A DECLINE IN THESE RATINGS COULD AFFECT OUR STANDING IN THE INSURANCE INDUSTRY AND CAUSE OUR SALES AND EARNINGS TO DECREASE.

Ratings are an increasingly important factor in establishing the competitive position of insurance companies. A.M. Best, Moody's and S&P ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure you that we will be able to retain these ratings. In 2008, A.M. Best downgraded our financial strength ratings and issuer credit ratings from "A" to "A-" and from "a" to "a-", respectively. Additionally, S&P lowered our counterparty credit and financial strength ratings from "A" to "A-". Given recent economic developments that have negatively affected the entire insurance industry, we believe that we could be more susceptible to ratings downgrades.

If our ratings are lowered from their current levels by A.M. Best, Moody's, or S&P, our competitive position in the respective insurance industry segments could be negatively impacted and it could be more difficult for us to market our products. Rating agencies may take action to lower our ratings in the future due to, among other things, perceived concerns about our liquidity or solvency, the competitive environment in the insurance industry, which may adversely affect our revenues, the inherent uncertainty in determining reserves for future claims, which may cause us to increase our reserves for claims, the outcome of pending litigation and regulatory investigations, which may adversely affect our financial position and reputation and possible changes in the methodology or criteria applied by the rating agencies. In addition, rating agencies have come under recent scrutiny over their ratings on various mortgage-backed products. As a result, they may have become more conservative in their methodology and criteria, which could adversely affect our ratings. Finally, rating agencies or regulators could increase capital requirements for the Company or its subsidiaries, which in turn could negatively affect our financial position as well.

44                                          UNION SECURITY INSURANCE COMPANY

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As customers and their advisors place importance on our financial strength ratings, we may lose customers and compete less successfully if we are downgraded. In addition, ratings impact our ability to attract investment capital on favorable terms. If our financial strength ratings are reduced from their current levels by A.M. Best, Moody's, or S&P, our cost of borrowing would likely increase, our sales and earnings could decrease and our results of operations and financial condition could be materially adversely affected.

As of December 31, 2009, contracts representing approximately 4% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A-" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A-".

OUR EARNINGS COULD BE MATERIALLY AFFECTED BY AN IMPAIRMENT OF GOODWILL.

If we experience a decline in our results of operations and cash flows, or other indicators of impairment exist, we may incur a material non-cash charge to earnings relating to impairment of our goodwill, which could have a material adverse effect on our results.

In the fourth quarter of 2009, we conducted our annual assessment of goodwill using the methodologies discussed above. After completing the Step 1 analysis, we determined that the Company had an estimated fair value less than its net book value. Accordingly, Management performed a Step 2 test for the Company. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities was then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill was then compared to the carrying value of goodwill to determine the Company's impairment. Based on our Step 2 test it was determined that $75,244 of goodwill of the Company was impaired, resulting in a non-cash charge. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Please see the section entitled "Management's Discussion & Analysis -- Valuation and Recoverability of Goodwill" for more information.

Union Security is also subject to additional risks associated with its business. These risks include, among others:

- RELIANCE ON RELATIONSHIPS WITH SIGNIFICANT CLIENTS, DISTRIBUTORS AND OTHER PARTIES. If our significant clients, distributors and other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.

- FAILURE TO ATTRACT AND RETAIN SALES REPRESENTATIVES OR DEVELOP AND MAINTAIN DISTRIBUTION SOURCES. Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

- FAILURE TO ACCURATELY PREDICT BENEFITS AND OTHER COSTS AND CLAIMS. We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods, which could have a material adverse effect on our results of operations and financial condition if claims substantially exceed our expectations.

- CHANGES IN REGULATION. Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.

During 2009 and early 2010, health care reform was a major initiative of President Obama and the U.S. Congress. Certain health reform legislation that would address the affordability and availability of health insurance and reduce the number of uninsureds was passed by the Senate in 2009 and by the House of Representatives on March 21, 2010. President Obama subsequently signed the "Patient Protection and Affordable Care Act" on March 23, 2010. While Assurant is still assessing the exact impact of this reform, we believe it could materially affect Assurant's business, particularly the health and employee benefits businesses, by, among other things, increasing costs, affecting our distribution, exposing us to expanded liability, requiring us to modify the way in which we conduct business or putting us at risk for loss of business. Additionally, our operating results and financial condition could be materially and adversely affected by this reform.

- REINSURERS' FAILURE TO FULFILL OBLIGATIONS. In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its FFG division to The Hartford and in 2000 we sold our LTC division to John Hancock, now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate

UNION SECURITY INSURANCE COMPANY                                          45

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  accounts. However, if the reinsurers become insolvent, we would be exposed to the risk that the assets in the trust and/or the separate accounts would be insufficient to support the liabilities that would revert to us.

The A.M. Best ratings of The Hartford and John Hancock are currently A and A+, respectively. A.M. Best maintains a negative outlook on the issuer credit and financial strength ratings of The Hartford. The A.M. Best ratings of John Hancock are stable.

We also have the risk of becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

- CREDIT RISK OF SOME OF OUR AGENTS. We advance agents' commissions as part of our preneed insurance product offerings. These advances are a percentage of the total face amount of coverage as opposed to a percentage of the first-year premium paid, the formula that is more common in other life insurance markets. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.

- RISKS RELATED TO LITIGATION AND REGULATORY ACTIONS. From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.

One particular area of focus which has affected our parent, Assurant, Inc., has been the accounting treatment for finite reinsurance or other non-traditional or loss mitigation insurance products. On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Company consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500 and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

We depend on our parent, Assurant, for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse affect on our business, results of operations or financial condition.

For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2009 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com.

ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL.

Raj B. Dave, who has given a legal opinion as to the validity of the Contracts, serves as Assistant Secretary of the Company.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT

(A) DESCRIPTION OF THE BUSINESS

1. LEGAL ORGANIZATION

Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly owned subsidiary of Assurant, Inc. ("Assurant"), which owns and

46                                          UNION SECURITY INSURANCE COMPANY

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operates companies that provide specialty insurance products and related services in North America and selected other markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.


In this report, references to "Union Security," the "Company," "we," "us" or "our" refer to Union Security Insurance Company. References to "Assurant" or the "Parent" refer to Assurant, Inc.


Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except number of shares and number of employees.

2. BUSINESS ORGANIZATION

The Company which is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York, writes insurance products that are marketed by Assurant's business segments (see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a full description of each of these segments). We perform substantially all of the operations of the Assurant Employee Benefits segment. We directly market, sell and administer the group disability, group life and certain group dental insurance products, and we manage other Assurant subsidiaries that provide prepaid dental products. With respect to the Assurant Health segment, we issue small group health insurance policies that are sold through an independent agency. Finally, with respect to the Assurant Solutions segment, we issue accidental death and dismemberment policies for which the segment performs the selling, marketing, and administration functions.

As an indirect wholly owned subsidiary of Assurant, Union Security does not have any publicly issued equity or debt securities. We are, however, subject to certain filing requirements under the federal securities laws, because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"). Effective April 2001, Assurant and its subsidiaries exited this line of business and sold the business segment, then referred to as Fortis Financial Group ("FFG"), to The Hartford. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding for the remaining contract liabilities.

Union Security was redomesticated to Kansas from Iowa in 2009.

As of February 15, 2010, we had approximately 1,594 employees.

For additional information that relates to our business, we refer you to Assurant's 2009 Annual Report on Form 10-K filed with the SEC and available on the SEC website at www.sec.gov or through Assurant's website at www.assurant.com.

(B) DESCRIPTION OF THE PROPERTY

Our principal office is in Kansas City, Missouri, where we lease office space in a building owned by Assurant. We also lease office space in Atlanta, Georgia which is used for our preneed and credit division. In addition, we have regional claims and sales offices throughout the U.S. We believe that our leased properties are adequate for our current business operations.

(C) LEGAL PROCEEDINGS

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

(D) NOT APPLICABLE.

(E) FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          47

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            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Union Security Insurance Company:


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of Assurant, Inc. at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairment of debt securities on April 1, 2009.


PricewaterhouseCoopers LLP


April 23, 2010
New York, New York

48                                          UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                         AT DECEMBER 31, 2009 AND 2008


                                              DECEMBER 31,                DECEMBER 31,
                                                  2009                        2008
                                                      (IN THOUSANDS EXCEPT PER
                                                      SHARE AND SHARE AMOUNTS)
------------------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities available for
  sale, at fair value (amortized
  cost -- $2,493,265 in 2009 and
  $2,399,676 in 2008)                          $2,555,863                  $2,199,547
 Equity securities available for sale,
  at fair value
  (cost -- $160,510 in 2009 and $189,973
  in 2008)                                        157,993                     144,770
 Commercial mortgage loans on real
  estate, at amortized cost                       772,912                     838,254
 Policy loans                                      13,981                      14,422
 Short-term investments                            70,367                     159,847
 Collateral held under securities
  lending                                         106,896                     113,191
 Other investments                                 88,736                      82,628
                                               ----------                  ----------
                       TOTAL INVESTMENTS        3,766,748                   3,552,659
                                               ----------                  ----------
 Cash and cash equivalents                         43,819                      17,171
 Premiums and accounts receivable, net             79,516                      71,850
 Reinsurance recoverables                       1,434,405                   1,359,251
 Accrued investment income                         41,476                      40,610
 Deferred acquisition costs                        37,908                      43,020
 Deferred income taxes, net                        56,569                     179,413
 Goodwill                                          81,573                     156,817
 Value of business acquired                        18,783                      21,461
 Other assets                                      39,732                      32,893
 Assets held in separate accounts               1,740,344                   1,557,313
                                               ----------                  ----------
                            TOTAL ASSETS       $7,340,873                  $7,032,458
                                               ----------                  ----------
LIABILITIES
 Future policy benefits and expenses           $2,675,069                  $2,687,488
 Unearned premiums                                 37,692                      35,962
 Claims and benefits payable                    1,751,501                   1,778,563
 Commissions payable                               13,242                      14,998
 Deferred gain on disposal of businesses           97,021                     113,927
 Obligations under securities lending             108,186                     124,063
 Accounts payable and other liabilities           188,958                     188,053
 Taxes payable                                     10,523                       2,331
 Liabilities related to separate
  accounts                                      1,740,344                   1,557,313
                                               ----------                  ----------
                       TOTAL LIABILITIES        6,622,536                   6,502,698
                                               ----------                  ----------
COMMITMENTS AND CONTINGENCIES (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $5 per share,
  1,000,000 shares authorized, issued,
  and outstanding                                   5,000                       5,000
 Additional paid-in capital                       475,635                     460,635
 Retained earnings                                203,109                     229,837
 Accumulated other comprehensive income
  (loss)                                           34,593                    (165,712)
                                               ----------                  ----------
              TOTAL STOCKHOLDER'S EQUITY          718,337                     529,760
                                               ----------                  ----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY       $7,340,873                  $7,032,458
                                               ----------                  ----------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          49

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                        UNION SECURITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                             YEARS ENDED DECEMBER 31,
                                    2009               2008               2007
                                                  (IN THOUSANDS)
---------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                   $1,092,512         $1,173,790         $1,259,930
 Net investment income                216,725            238,451            286,235
 Net realized losses on
  investments, excluding
  other-than-temporary
  investment losses                   (13,925)           (26,621)            (7,093)
  Total other-than-temporary
   investment losses                  (11,330)          (109,075)           (21,126)
  Portion of gain recognized
   in other comprehensive
   income, before taxes                  (257)                --                 --
                                -------------      -------------      -------------
 Net other-than-temporary
  investment losses recognized
  in earnings                         (11,587)          (109,075)           (21,126)
 Amortization of deferred
  gains on disposal of
  businesses                           16,906             20,680             23,548
 Fees and other income                 14,859             11,449             16,395
                                -------------      -------------      -------------
                TOTAL REVENUES      1,315,490          1,308,674          1,557,889
                                -------------      -------------      -------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                849,531            889,498            934,609
 Amortization of deferred
  acquisition costs and value
  of business acquired                 46,398             46,678             43,575
 Underwriting, general and
  administrative expenses             340,342            353,774            383,106
 Goodwill impairment                   75,244                 --                 --
                                -------------      -------------      -------------
    TOTAL BENEFITS, LOSSES AND
                      EXPENSES      1,311,515          1,289,950          1,361,290
                                -------------      -------------      -------------
 Income before provision for
  income taxes                          3,975             18,724            196,599
 Provision for income taxes            27,127             10,867             57,121
                                -------------      -------------      -------------
             NET (LOSS) INCOME       $(23,152)            $7,857           $139,478
                                -------------      -------------      -------------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

50                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

                        UNION SECURITY INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                                             ACCUMULATED
                                     COMMON             ADDITIONAL                              OTHER
                                     STOCK               PAID-IN         RETAINED           COMPREHENSIVE
                                                         CAPITAL         EARNINGS           INCOME (LOSS)            TOTAL
                                                                      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2007              $5,000             $545,635         $286,350              $62,279             $899,264
Dividends                                 --                   --         (197,000)                  --             (197,000)
Cumulative effect of change
 in accounting principles                 --                   --           (4,118)                  --               (4,118)
Comprehensive income:
 Net income                               --                   --          139,478                   --              139,478
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net of
  taxes                                   --                   --               --              (56,642)             (56,642)
 Net change in foreign
  currency translation, net
  of taxes                                --                   --               --                   59                   59
                                                                                                                   ---------
Total other comprehensive
 loss                                                                                                                (56,583)
                                                                                                                   ---------
 Total comprehensive income                                                                                           82,895
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2007          5,000              545,635          224,710                5,696              781,041
                                    --------            ---------        ---------            ---------            ---------
Return of capital (Note 7)                --             (100,000)              --                   --             (100,000)
Capital contribution (Note 7)             --               15,000               --                   --               15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                                 --                   --           (2,730)                  --               (2,730)
Comprehensive loss:
 Net income                               --                   --            7,857                   --                7,857
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net of
  taxes                                   --                   --               --             (171,408)            (171,408)
                                                                                                                   ---------
Total other comprehensive
 loss                                                                                                               (171,408)
                                                                                                                   ---------
 Total comprehensive income                                                                                         (163,551)
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2008          5,000              460,635          229,837             (165,712)             529,760
                                    --------            ---------        ---------            ---------            ---------
Dividends                                 --                   --          (20,000)                  --              (20,000)
Capital contribution (Note 7)             --               15,000               --                   --               15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                                 --                   --           16,424              (16,424)                  --
Comprehensive Income:
 Net loss                                 --                   --          (23,152)                  --              (23,152)
Other comprehensive income:
 Net change in unrealized
  losses on securities, net
  of taxes                                --                   --               --              210,552              210,552
 Net change in
  other-than-temporary
  impairment gains,
  recognized in other
  comprehensive income, net
  of taxes                                --                   --               --                6,177                6,177
                                                                                                                   ---------
Total other comprehensive
 income                                                                                                              216,729
                                                                                                                   ---------
 Total comprehensive income                                                                                          193,577
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2009         $5,000             $475,635         $203,109              $34,593             $718,337
                                    --------            ---------        ---------            ---------            ---------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          51

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                        UNION SECURITY INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                      YEARS ENDED DECEMBER 31,
                                             2009               2008               2007
                                                           (IN THOUSANDS)
------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net (loss) income                           $(23,152)            $7,857           $139,478
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Change in reinsurance recoverable            (75,154)           (51,605)            (8,648)
 Change in premiums and accounts
  receivable                                   (5,590)            40,739             (2,976)
 Depreciation and amortization                  3,418              1,173              2,124
 Change in deferred acquisition costs
  and value of business acquired                7,790              8,910             10,512
 Change in accrued investment income             (866)             1,742              3,980
 Change in insurance policy reserves and
  expenses                                    (45,507)           (53,850)           (73,896)
 Change in accounts payable and other
  liabilities                                  (3,222)           (20,638)           (13,212)
 Change in commissions payable                 (1,756)              (509)              (681)
 Change in reinsurance balances payable            --             (2,706)              (437)
 Change in funds held under reinsurance            --               (118)                11
 Amortization of deferred gain on
  disposal of businesses                      (16,906)           (20,680)           (23,548)
 Change in income taxes                         7,501            (22,869)           (47,888)
 Net realized losses on investments            25,512            135,696             28,219
 Goodwill impairment                           75,244                                    --
 Other                                         (5,251)               (84)               302
                                          -----------       ------------       ------------
NET CASH (USED IN) PROVIDED BY OPERATING
                              ACTIVITIES      (57,939)            23,058             13,340
                                          -----------       ------------       ------------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities available for
  sale                                        244,094            451,988            382,557
 Equity securities available for sale          27,345             96,375            116,117
 Property and equipment                          (105)                25                 --
 Maturities, prepayments, and scheduled
  redemption of:
 Fixed maturity securities available for
  sale                                        129,687             76,593            208,303
 Purchase of:
 Fixed maturity securities available for
  sale                                       (449,662)          (357,887)          (394,138)
 Equity securities available for sale         (11,750)           (74,181)          (116,049)
 Property and equipment                            --                 --                (25)
 Subsidiary, net of cash transferred (1)        4,923                 --                 --
 Change in other invested assets               (6,108)            (7,847)            12,542
 Change in commercial mortgage loans on
  real estate                                  61,242            (16,070)           (72,213)
 Change in short-term investments              89,480           (115,755)             4,049
 Change in collateral held under
  securities lending                           15,877            111,102            (63,112)
 Change in policy loans                           441             (2,076)               116
                                          -----------       ------------       ------------
          NET CASH PROVIDED BY INVESTING
                              ACTIVITIES      105,464            162,267             78,147
                                          -----------       ------------       ------------
FINANCING ACTIVITIES
 Dividends paid                               (20,000)                --           (197,000)
 Change in obligation under securities
  lending                                     (15,877)          (115,986)            63,112
 Return of capital                                 --           (100,000)                --
 Contributed capital                           15,000             15,000                 --
                                          -----------       ------------       ------------
   NET CASH USED IN FINANCING ACTIVITIES      (20,877)          (200,986)          (133,888)
                                          -----------       ------------       ------------
 Change in cash and cash equivalents           26,648            (15,661)           (42,401)
 Cash and cash equivalents at beginning
  of period                                    17,171             32,832             75,233
                                          -----------       ------------       ------------
 Cash and cash equivalents at end of
  period                                      $43,819            $17,171            $32,832
                                          -----------       ------------       ------------
Supplemental information:
 Income taxes paid, net of refunds            $19,597            $33,270           $104,754


(1) This relates to Shenandoah Life Insurance Company ("Shenandoah"), acquired through reinsurance agreement on October 1, 2009.

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

52                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007
(IN THOUSANDS EXCEPT SHARE DATA)

--------------------------------------------------------------------------------

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, small employer group health insurance and preneed. The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant inter-company transactions and balances are eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results may differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on foreign currency translation, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to the 2009 presentation.

REVENUE RECOGNITION

The Company recognizes revenue when realized or realizable and earned. Revenue generally is realized or realizable and earned when persuasive evidence of an arrangement exists, services have been rendered, the price is fixed or determinable, and collectability is reasonably assured.

FOREIGN CURRENCY TRANSLATION

For those foreign affiliates where the local currency is the functional currency, unrealized foreign currency translation gains and losses net of deferred income taxes have been reflected in accumulated other comprehensive income (loss) ("AOCI").

FAIR VALUE

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Please see Note 4 for more information on the Company's fair value policies.

INVESTMENTS

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, which is included within the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 320, INVESTMENTS -- DEBT AND EQUITY SECURITIES and reported at fair value. If the fair value is higher than the amortized cost for fixed

UNION SECURITY INSURANCE COMPANY                                          53

-------------------------------------------------------------------------------

maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. The net unrealized gains and losses, less deferred income taxes, are included in AOCI.

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loans facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company has determined that a loan be placed on non-accrual status after 90 days of delinquent payments (unless the loan is both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests it is probable a loan may be impaired.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The collateral held under securities lending is reported at fair value. The obligation under securities lending is reported at the amount of the collateral received.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. Please see Note 3 for more information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

RECEIVABLES

The Company records a receivable when revenue has been earned but the cash has not been collected. The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds. An allowance for doubtful accounts is recorded on the basis

54                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions.

Reinsurance balances payable include amounts related to ceded premiums and estimated amounts related to assumed paid or incurred losses, which are reported based upon ceding entities' estimations.

Funds held under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

DEFERRED ACQUISITION COSTS

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of interest income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and life insurance policies (no longer offered) are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on small group medical contracts consist primarily of commissions to agents and brokers and compensation to representatives. These contracts are considered short duration because the terms of the contracts are not fixed at issue and they are not guaranteed renewable. As a result, these costs are not deferred, but rather they are recorded in the consolidated statement of operations in the period in which they are incurred.

UNION SECURITY INSURANCE COMPANY                                          55

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PROPERTY AND EQUIPMENT

Property and equipment are reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives.

GOODWILL

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill were less than the recorded goodwill, the Company would record an impairment charge for the difference.

In the fourth quarters of 2009 and 2008, the Company conducted annual assessments of goodwill. Based on the results of the 2009 assessment, the Company concluded that the net book value of its goodwill exceeded the estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $75,244 impairment charge. Based on the results of the 2008 assessment, the Company concluded that its estimated fair value exceeded its net book value and therefore goodwill was not impaired. See
Note 4 and 13 for further information.

VALUE OF BUSINESSES ACQUIRED

VOBA is the identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies and preneed limited payment policies. For preneed annuities, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested for recoverability annually. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2009 and 2008 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

OTHER ASSETS

Other assets primarily include prepaid items and intangible assets. Intangible assets that have finite lives, including but not limited to, customer relationships, customer contracts and other intangible assets, are amortized over their estimated useful lives. Intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets subject to amortization, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2009 or 2008.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an

56                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

RESERVES

Reserves are established in accordance with GAAP, using generally accepted actuarial methods and are based on a number of factors. These factors include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates, generally involving actuarial projections at a given time, of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on our assessment of facts and circumstances then known. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable, particularly on a prospective basis. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include Canadian pre-funded funeral ("preneed") life insurance policies and annuity contracts, traditional life insurance policies (no longer offered), FFG and LTC contracts disposed. Future policy benefits and expense reserves on preneed life insurance and, life insurance policies (no longer offered) are reported at the present value of future benefits to be paid to policyholders and related expenses less the present value of the future net premiums. These amounts are estimated and include assumptions as to the expected investment yield, inflation, mortality, morbidity, expenses, and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible adverse deviations. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Future policy benefits and expense reserves for preneed investment-type annuities consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances.

For worksite group disability, which typically has high front-end costs and are expected to remain in-force for an extended period of time, the case reserves and incurred but not reported ("IBNR") reserves are recorded at an amount equal to the net present value of the expected future claims payments. Worksite group long term disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into

UNION SECURITY INSURANCE COMPANY                                          57

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consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

DEFERRED GAIN ON DISPOSAL OF BUSINESSES

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company.

PREMIUMS

Long Duration Contracts

Currently, the Company's long duration contracts being sold are group worksite disability and life insurance. Revenues are recognized when earned on group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, and credit life and disability.

TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

FEE AND OTHER INCOME

The Company derives fee and other income primarily from providing administrative services. Fee income is recognized when services are performed.

UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

LEASES

The Company records expenses for operating leases on a straight-line basis over the lease term.

CONTINGENCIES

The Company follows the guidance on contingencies, which is included within ASC Topic 450, CONTINGENCIES, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

58                                          UNION SECURITY INSURANCE COMPANY

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RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

On July 1, 2009, the Company adopted the new guidance on GAAP, which is within ASC Topic 105, GAAP. The new guidance establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. References to accounting guidance contained in the Company's consolidated financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.

On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On June 30, 2009, the Company adopted the new subsequent events guidance, which is within ASC Topic 855, SUBSEQUENT EVENTS. This new guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. See Note 18.

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income
(loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $16,424 (after-tax) in retained earnings and a decrease of $16,424 (after-tax) in AOCI. See Note 3 for further information.

On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets, which is within ASC Topic 820. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity, requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company adopted the revised business combinations guidance, which is within ASC Topic 805, BUSINESS COMBINATIONS. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the consolidated financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into any business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.

On January 1, 2009, the Company adopted the new consolidations guidance, which is within ASC Topic 810, CONSOLIDATION. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

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UNION SECURITY INSURANCE COMPANY                                          59

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On January 1, 2009, the Company applied the fair value measurements and disclosures guidance, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. The Company's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a business combination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair value measurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction between market participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performed its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter of 2009. Step 1 of the impairment test indicated that the net book value of the Company's goodwill was greater than its estimated fair value. Based on the results of the Step 1 test, the Company was required to measure the fair value of its goodwill in Step 2 of the impairment test. As mentioned above, the application of this guidance which was used to measure the fair value of goodwill in Step 2 of the impairment test did not have an impact on the Company's financial position or results of operations during 2009.

On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance, which is within ASC Topic 820. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008 except for certain financial assets that were measured at fair value using a transaction price. For these financial instruments, which the Company has, this guidance required limited retrospective adoption and thus the difference between the fair values using a transaction price and the fair values using an exit price of the relevant financial instruments was shown as a cumulative-effect adjustment to the January 1, 2008 retained earnings balance. At adoption, the Company recognized a $4,200 decrease to other assets, and a corresponding decrease of $2,730 (after-tax) to retained earnings. See Notes 3 and 4 for further information regarding these financial instruments and the fair value disclosures, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

In June 2009, the FASB issued new guidance on transfers of financial assets, which is within ASC Topic 860, TRANSFERS AND SERVICING. This new guidance amends the derecognition guidance in the Codification and eliminates the exemption from consolidation for qualifying special-purpose entities. This new guidance is effective for transfers of financial assets occurring in fiscal years beginning after November 15, 2009 and in interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have an impact on the Company's financial position or results of operations.

In June 2009, the FASB issued new guidance on the accounting for a variable interest entity ("VIE"), which is within ASC Topic 810, CONSOLIDATION. This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. This new guidance provides two transition alternatives: (i) retrospective application with a cumulative-effect adjustment to retained earnings as of the beginning of the first year adjusted; or (ii) application as of the date of adoption with a cumulative-effect adjustment to retained earnings recognized on that date. This new guidance is effective as of the beginning of the Company's first fiscal year beginning after November 15, 2009, and for interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have a material impact on the Company's financial position and results of operations.

60                                          UNION SECURITY INSURANCE COMPANY

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3. INVESTMENTS

The following table shows the amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated.

                                                                       DECEMBER 31, 2009
                                 COST OR               GROSS                   GROSS
                                AMORTIZED            UNREALIZED             UNREALIZED                                OTTI IN
                                   COST                GAINS                  LOSSES             FAIR VALUE          AOCI (1)
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and
  authorities                        $2,888                $124                   $ --                $3,012             $ --
 States, municipalities and
  political subdivisions             58,962               1,194                 (1,762)               58,394               --
 Foreign governments                 34,969               1,984                 (1,825)               35,128               --
 Asset-backed                         3,782                  56                    (58)                3,780               --
 Commercial mortgage-backed          20,369                 121                   (168)               20,322               --
 Residential mortgage-backed        122,036               5,947                   (454)              127,529             (132)
 Corporate                        2,250,259             107,017                (49,578)            2,307,698            6,218
                               ------------          ----------              ---------          ------------          -------
         TOTAL FIXED MATURITY
                   SECURITIES    $2,493,265            $116,443               $(53,845)           $2,555,863           $6,086
                               ------------          ----------              ---------          ------------          -------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                           $160,510              $9,699               $(12,216)             $157,993             $ --
                               ------------          ----------              ---------          ------------          -------

(1) Represents the amount of other-than-temporary impairment (losses) gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.

                                                                        DECEMBER 31, 2008
                                             COST OR                 GROSS                 GROSS
                                            AMORTIZED             UNREALIZED             UNREALIZED
                                              COST                   GAINS                 LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government
  agencies and authorities                       $3,276                 $386                    $ --              $3,662
 States, municipalities and political
  subdivisions                                   53,580                  568                  (2,671)             51,477
 Foreign governments                             40,202                2,019                  (1,941)             40,280
 Asset-backed                                     7,036                   33                    (397)              6,672
 Commercial mortgage-backed                      19,409                   19                  (3,348)             16,080
 Residential mortgage-backed                    148,097                5,460                    (354)            153,203
 Corporate                                    2,128,076               42,478                (242,381)          1,928,173
                                          -------------            ---------            ------------       -------------
         TOTAL FIXED MATURITY SECURITIES     $2,399,676              $50,963               $(251,092)         $2,199,547
                                          -------------            ---------            ------------       -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks               $189,973               $3,938                $(49,141)           $144,770
                                          -------------            ---------            ------------       -------------

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                            COST OR
                                           AMORTIZED
                                              COST       FAIR VALUE
--------------------------------------------------------------------
Due in one year or less                        $26,443       $27,130
Due after one year through five years          409,189       424,109
Due after five years through ten years         433,202       448,572
Due after ten years                          1,478,244     1,504,421
                                          ------------  ------------
                                   TOTAL     2,347,078     2,404,232
Asset-backed                                     3,782         3,780
Commercial mortgage-backed                      20,369        20,322
Residential mortgage-backed                    122,036       127,529
                                          ------------  ------------
                                   TOTAL    $2,493,265    $2,555,863
                                          ------------  ------------

UNION SECURITY INSURANCE COMPANY                                          61

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Major categories of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                             2009              2008              2007
----------------------------------------------------------------------------------------------
Fixed maturity securities                    $158,678          $165,334          $177,108
Equity securities                              12,522            15,860            20,997
Commercial mortgage loans on real estate       51,287            54,535            52,990
Policy loans                                      830               806               459
Short-term investments                          1,207             2,888             4,060
Other investments                                 603             6,351            38,140
Cash and cash equivalents                          95             1,208             1,928
                                          -----------       -----------       -----------
                       INVESTMENT INCOME      225,222           246,982           295,682
Investment expenses                            (8,497)           (8,531)           (9,447)
                                          -----------       -----------       -----------
                   NET INVESTMENT INCOME     $216,725          $238,451          $286,235
                                          -----------       -----------       -----------

No material investments of the Company were non-income producing for the years ended December 31, 2009, 2008, and 2007.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

                                              YEARS ENDED DECEMBER 31,
                                       2009             2008             2007
--------------------------------------------------------------------------------
Proceeds from sales                   $271,086         $548,341         $490,403
Gross realized gains                    10,045           20,231           11,155
Gross realized losses                   20,503           44,001           18,121

For securities sold at a loss during 2009, the average period of time these securities were trading continuously at a price below book value was approximately 13 months.

After a period of declining market values in the fixed maturity and equity security markets, the credit markets have shown continued improvement throughout 2009. This is primarily due to specific U.S. government intervention which resulted in a lower threat of systemic collapse, enhanced liquidity in the market, and improved economic prospects. As a result, many securities in the portfolio have shown improved market values throughout the year.

We recorded net realized (losses) gains, including other-than-temporary impairments, in the statement of operations as follows:


                                        YEARS ENDED DECEMBER 31,
                                 2009             2008              2007
--------------------------------------------------------------------------------
Net realized (losses) gains
 related to sales:
 Fixed maturity securities         $(198)          $(5,350)         $(2,495)
 Equity securities                (9,647)          (16,153)          (4,471)
 Commercial mortgage loans
  on real estate                  (4,100)             (234)            (312)
 Other investments                    20                --              185
 Collateral held under
  securities lending                  --            (4,884)              --
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES
            RELATED TO SALES     (13,925)          (26,621)          (7,093)
                              ----------       -----------       ----------
Net realized losses related
 to other-than-temporary
 impairments:
 Fixed maturity securities        (6,990)          (57,271)         (13,757)
 Equity securities                (4,597)          (51,804)          (7,369)
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES
                  RELATED TO
        OTHER-THAN-TEMPORARY
                 IMPAIRMENTS     (11,587)         (109,075)         (21,126)
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES    $(25,512)        $(135,696)        $(28,219)
                              ----------       -----------       ----------


OTHER-THAN-TEMPORARY IMPAIRMENTS

Adoption of the New OTTI Guidance

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. See Note 2 for further information. The new OTTI guidance requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company had to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the

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62                                          UNION SECURITY INSURANCE COMPANY

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reduction in value was reflected as a realized loss in the statement of operations. Under the new OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The new OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $64,705, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $36,462 of the OTTI previously recorded related to specific credit losses and $28,243 related to all other factors. Under the new OTTI guidance, the Company increased the amortized cost basis of these debt securities by $25,268 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.

For the twelve months ended December 31, 2009, the Company recorded $11,330 of OTTI of which $11,587 was related to credit losses and recorded as net OTTI losses recognized in earnings, while the remaining $(257) related to all other factors was recorded as an unrealized gain component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

BALANCE, APRIL 1, 2009                                             $ 36,462
Additions for credit loss impairments recognized in the
 current period on securities not previously impaired                   681
Additions for credit loss impairments recognized in the
 current period on securities previously impaired                       680
Reductions for increases in cash flows expected to be
 collected that are recognized over the remaining life of
 the security                                                          (275)
Reductions for credit loss impairments previously
 recognized on securities which matured, paid down,
 prepaid, or were sold during the period                             (8,301)
                                                                  ---------
BALANCE, DECEMBER 31, 2009                                          $29,247
                                                                  ---------

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and

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UNION SECURITY INSURANCE COMPANY                                          63

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commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortize the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2009 and 2008 were as follows:

                                                                      DECEMBER 31, 2009
                                                LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                                           FAIR              UNREALIZED              FAIR              UNREALIZED
                                          VALUE                LOSSES               VALUE                LOSSES
----------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                              $8,053               $(347)              $13,143              $(1,415)
 Foreign governments                           653                 (28)               12,874               (1,797)
 Asset-backed                                1,499                 (21)                1,005                  (37)
 Commercial mortgage-backed                 10,342                 (64)                1,070                 (104)
 Residential mortgage-backed                 2,284                (289)                1,184                 (165)
 Corporate                                 249,368              (8,761)              389,551              (40,817)
                                        ----------            --------            ----------            ---------
       TOTAL FIXED MATURITY SECURITIES    $272,199             $(9,510)             $418,827             $(44,335)
                                        ----------            --------            ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks              $505                $(39)              $83,260             $(12,177)
                                        ----------            --------            ----------            ---------

                                                    DECEMBER 31, 2009
                                                            TOTAL
                                                FAIR              UNREALIZED
                                               VALUE                LOSSES
--------------------------------------  -----------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                                  $21,196              $(1,762)
 Foreign governments                             13,527               (1,825)
 Asset-backed                                     2,504                  (58)
 Commercial mortgage-backed                      11,412                 (168)
 Residential mortgage-backed                      3,468                 (454)
 Corporate                                      638,919              (49,578)
                                             ----------            ---------
       TOTAL FIXED MATURITY SECURITIES         $691,026             $(53,845)
                                             ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                $83,765             $(12,216)
                                             ----------            ---------

                                                                 DECEMBER 31, 2008
                                            LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                                           FAIR          UNREALIZED           FAIR          UNREALIZED
                                          VALUE            LOSSES            VALUE            LOSSES
------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                             $19,525           $(1,534)         $11,085           $(1,137)
 Foreign governments                        15,043            (1,446)           7,443              (495)
 Asset-backed                                2,156               (98)           2,387              (299)
 Commercial mortgage-backed                  8,780            (2,042)           6,631            (1,306)
 Residential mortgage-backed                 1,210               (93)           1,067              (261)
 Corporate                                 783,894          (111,976)         498,897          (130,405)
                                        ----------       -----------       ----------       -----------
       TOTAL FIXED MATURITY SECURITIES    $830,608         $(117,189)        $527,510         $(133,903)
                                        ----------       -----------       ----------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks           $54,750          $(21,217)         $65,285          $(27,924)
                                        ----------       -----------       ----------       -----------

                                              DECEMBER 31, 2008
                                                    TOTAL
                                            FAIR           UNREALIZED
                                           VALUE             LOSSES
--------------------------------------  -----------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                               $30,610           $(2,671)
 Foreign governments                          22,486            (1,941)
 Asset-backed                                  4,543              (397)
 Commercial mortgage-backed                   15,411            (3,348)
 Residential mortgage-backed                   2,277              (354)
 Corporate                                 1,282,791          (242,381)
                                        ------------       -----------
       TOTAL FIXED MATURITY SECURITIES    $1,358,118         $(251,092)
                                        ------------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks            $120,035          $(49,141)
                                        ------------       -----------

Total gross unrealized losses represent less than 9% and 21% of the aggregate fair value of the related securities at December 31, 2009 and 2008, respectively. Approximately 14% and 46% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2009 and 2008, respectively. The total gross unrealized losses are comprised of 328 and 677 individual securities at December 31, 2009 and 2008, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2009 and 2008. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2009, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the financial, energy and industrial industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $43,794, or 77%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium. As of December 31, 2009, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.

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64                                          UNION SECURITY INSURANCE COMPANY

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The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2009, by contractual maturity, is shown below:

                                                      COST OR
                                                   AMORTIZED COST     FAIR VALUE
--------------------------------------------------------------------------------
Due in one year or less                                    $563             $549
Due after one year through five years                    52,031           49,938
Due after five years through ten years                  116,070          110,073
Due after ten years                                     558,145          513,082
                                                     ----------       ----------
                                         TOTAL          726,809          673,642
Asset-backed                                              2,561            2,504
Commercial mortgage-backed                               11,579           11,412
Residential mortgage-backed                               3,922            3,468
                                                     ----------       ----------
                                         TOTAL         $744,871         $691,026
                                                     ----------       ----------

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2009, approximately 3.1% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 1.5% of the total fixed income portfolio and 0.6% of the total unrealized loss position. Of the securities with sub-prime exposure, approximately 51% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.


The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2009, approximately 39% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $54 to $13,926 at December 31, 2009 and from $7 to $14,345 at December 31, 2008. The mortgage loan valuation allowance for losses was $8,552 and $3,252 at December 31, 2009 and 2008, respectively.


At December 31, 2009, there are no outstanding mortgage loan commitments. At December 31, 2009, the Company is committed to fund additional capital contributions of $3,500 to joint ventures and to certain investments in limited partnerships.

The Company has short term investments and fixed maturities of $7,378 and $4,937 at December 31, 2009 and 2008, respectively, on deposit with various governmental authorities as required by law.

Securities Lending

The Company engages in transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale under the debt and equity securities guidance, which is within ASC Topic 320. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2009 and 2008, our collateral held under securities lending, of which its use is unrestricted, was $106,896 and $113,191, respectively, while our liability to the borrower for collateral received was $108,186 and $124,063, respectively. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI. All securities with unrealized losses have been in a continuous loss position for twelve months or longer as of December 31, 2009 and December 31, 2008. The Company has actively reduced the size of the securities lending to mitigate counter-party exposure. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

UNION SECURITY INSURANCE COMPANY                                          65

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4. FAIR VALUE DISCLOSURES

Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance, which is within ASC Topic 820, defines fair value, establishes a framework for measuring fair value, creates a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy and its application to the Company's financial assets and liabilities are described below:

- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain U.S. mutual funds, money market funds and certain foreign securities.

- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset. Financial assets utilizing Level 2 inputs include corporate, municipal, foreign government and private placement bonds, U.S. Government and agency securities, residential and commercial mortgage-backed securities, asset-backed securities, non-redeemable preferred stocks and certain U.S. and foreign mutual funds.

- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset. Financial assets utilizing Level 3 inputs include certain non-redeemable preferred stocks, foreign government and corporate bonds, and commercial mortgage-backed securities that were quoted by brokers and could not be corroborated by Level 2 inputs and derivatives.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2009 and 2008.

                                                                    DECEMBER 31, 2009
FINANCIAL ASSETS                              Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States government and government
  agencies and authorities                       $3,012                $ --              $3,012            $ --
 States, municipalities and political
  subdivisions                                   58,394                  --              58,394              --
 Foreign governments                             35,128                  --              34,613             515
 Asset-backed                                     3,780                  --               3,780              --
 Commercial mortgage-backed                      20,322                  --              18,130           2,192
 Residential mortgage-backed                    127,529                  --             127,529              --
 Corporate                                    2,307,698                  --           2,275,987          31,711
 Non-redeemable preferred stocks                157,993                  --             154,774           3,219
 Short-term investments                          70,367              65,875               4,492              --
 Collateral held under securities
  lending                                        66,896(b)           27,833              39,063              --
 Cash equivalents                                32,491(b)           32,491                  --              --
 Other assets                                    10,406(c)               --                  --          10,406
 Assets held in separate accounts             1,738,969(b)        1,653,588(a)           85,381              --
                                          -------------       -------------       -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,632,985          $1,779,787          $2,805,155         $48,043
                                          -------------       -------------       -------------       ---------

66                                          UNION SECURITY INSURANCE COMPANY

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
                                                                    DECEMBER 31, 2008
FINANCIAL ASSETS                              Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States government and government         $3,662                $ --              $3,662            $ --
  agencies and authorities
 States, municipalities and political            51,477                  --              51,477              --
  subdivisions
 Foreign governments                             40,280                  --              33,952           6,328
 Asset-backed                                     6,672                  --               6,672              --
 Commercial mortgage-backed                      16,080                  --              14,156           1,924
 Residential mortgage backed securities         153,203                  --             153,203              --
 Corporate                                    1,928,173                  --           1,902,538          25,635
 Non-redeemable preferred stocks                144,770                  --             140,126           4,644
 Short-term investments                         159,847             159,398                 449              --
 Collateral held under securities                76,916  (b)         26,211              50,705              --
  lending
 Cash equivalents                                11,724  (b)         11,724                  --              --
 Other assets                                     4,821  (c)             --                  --           4,821
 Assets held in separate accounts             1,556,089  (b)      1,490,877  (a)         65,212              --
                                          -------------  ---  -------------  ---  -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,153,714          $1,688,210          $2,422,152         $43,352
                                          -------------       -------------       -------------       ---------

(a)  Mainly includes mutual fund investments

(b) The amounts presented differ from the amounts presented in the consolidated balance sheets because certain cash equivalent investments are not measured at estimated fair value (e.g., certificates of deposit, etc.).

(c) The amounts presented differ from the amounts presented in the consolidated balance sheets because only certain assets or liabilities within these line items are measured at estimated fair value (e.g., debt and equity securities and derivatives, etc.).

The following table summarizes the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2009 and 2008:

                                                                  YEAR ENDED DECEMBER 31, 2009
                                          TOTAL                          FIXED MATURITY SECURITIES
                                         LEVEL 3           FOREIGN              COMMERCIAL
                                         ASSETS           GOVERNMENT         MORTGAGE-BACKED           CORPORATE
-------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $43,352            $6,328                $1,924                $25,635
 Total gains (losses)
  (realized/unrealized) included in
  earnings                                  5,039               147                    24                   (717)
 Net unrealized gains (losses)
  included in stockholder's equity          4,079            (1,335)                  308                  4,748
 Purchases, issuances, (sales) and
  (settlements)                            10,816                --                   (64)                10,880
 Net transfers out                        (15,243)           (4,625)                   --                 (8,835)
                                        ---------          --------              --------              ---------
                BALANCE, END OF PERIOD    $48,043              $515                $2,192                $31,711
                                        ---------          --------              --------              ---------

                                           YEAR ENDED DECEMBER 31, 2009
                                         EQUITY SECURITIES
                                          NON-REDEEMABLE           OTHER
                                             PREFERRED            ASSETS
--------------------------------------  ----------------------------------
Balance, beginning of period                   $4,644               $4,821
 Total gains (losses)
  (realized/unrealized) included in
  earnings                                         --                5,585
 Net unrealized gains (losses)
  included in stockholder's equity                358                   --
 Purchases, issuances, (sales) and
  (settlements)                                    --                   --
 Net transfers out                             (1,783)                  --
                                             --------            ---------
                BALANCE, END OF PERIOD         $3,219              $10,406
                                             --------            ---------

                                                                  YEAR ENDED DECEMBER 31, 2008
                                          TOTAL                          FIXED MATURITY SECURITIES
                                         LEVEL 3           FOREIGN              COMMERCIAL
                                         ASSETS           GOVERNMENT         MORTGAGE-BACKED           CORPORATE
------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $67,436              $499                $1,247                $58,429
 Total (losses) gains
  (realized/unrealized) included in
  earnings                                 (1,324)              196                    22                 (3,928)
 Net unrealized (losses) gains
  included in stockholder's equity         (7,919)              536                  (411)                (6,939)
 Purchases, issuances, (sales) and
  (settlements)                             1,652             2,898                 1,066                 (2,797)
 Net transfers (out) in                   (16,493)            2,199                    --                (19,130)
                                        ---------          --------              --------              ---------
                BALANCE, END OF PERIOD    $43,352            $6,328                $1,924                $25,635
                                        ---------          --------              --------              ---------

                                          YEAR ENDED DECEMBER 31, 2008
                                         EQUITY SECURITIES
                                          NON-REDEEMABLE          OTHER
                                             PREFERRED            ASSETS
--------------------------------------  ---------------------------------
Balance, beginning of period                   $4,826              $2,435
 Total (losses) gains
  (realized/unrealized) included in
  earnings                                         --               2,386
 Net unrealized (losses) gains
  included in stockholder's equity             (1,105)                 --
 Purchases, issuances, (sales) and
  (settlements)                                   485                  --
 Net transfers (out) in                           438                  --
                                             --------            --------
                BALANCE, END OF PERIOD         $4,644              $4,821
                                             --------            --------

UNION SECURITY INSURANCE COMPANY                                          67

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Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance, which is within ASC Topic 820, are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date. Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the financial assets and liabilities included in the above hierarchy, excluding derivatives and private placement bonds, the market valuation technique is generally used. For private placement bonds and derivatives, the income valuation technique is generally used. For the years ended December 31, 2009 and 2008, the application of the valuation technique applied to similar assets and liabilities has been consistent.

Level 1 and Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs, listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. The pricing service also evaluates each security based on relevant market information including: relevant credit information, perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

-   There are few recent transactions,

-   Little information is released publicly,

- The available prices vary significantly over time or among market participants,

-   The prices are stale (i.e., not current), and

-   The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a

68                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets. In accordance with the provisions of ASC Topic 350, INTANGIBLES -- GOODWILL AND OTHER, since the carrying amount of the Company was greater than its fair value as determined in Step 1 of the impairment test, the Company was required to measure the estimated fair value of goodwill in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $156,817 was written down to its implied fair value of $81,573, resulting in an impairment charge of $75,244, which was included in earnings for the period. See Note 13 for further information.

To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of Company. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2009 earnings and price to estimated 2010 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value of the Company was more heavily weighted towards the income approach because the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded, and the related impairment charge as of December 31, 2009:

                                                       ASSETS AT FAIR VALUE
                                                        NON-RECURRING BASIS
                                   LEVEL 1              LEVEL 2            LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill-                            $ --                 $ --              $81,573         $81,573
                                     ----                 ----            ---------       ---------

                                                   IMPAIRMENT CHARGES
                                                  TWELVE MONTHS ENDED
                                                      DECEMBER 31,
                                               2009                    2008
--------------------------------------------------------------------------------
Goodwill-                                      $75,244                 $ --
                                             ---------                 ----

Fair Value of Financial Instruments Disclosures

The financial instruments guidance, which is within ASC Topic 825, requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance, which is within ASC Topic 323, INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES (such as real estate joint ventures).

Please refer to the INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL AND LIABILITIES DISCLOSURE section above for the methods and assumptions used to estimate fair value for the following assets and liabilities:

-   Fixed maturity securities

-   Equity securities

-   Short-term investments

-   Other assets

Fair values for collateral held and obligations under securities lending and for separate account assets (with matching liabilities) are obtained from an independent pricing service which uses observable market information.

UNION SECURITY INSURANCE COMPANY                                          69

-------------------------------------------------------------------------------

In estimating the fair value of the financial instruments presented, the Company used the following methods and assumptions:

CASH AND CASH EQUIVALENTS: the carrying value reported approximates fair value because of the short maturity of the instruments.

COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximates fair value.

OTHER INVESTMENTS: the carrying value of the other investments approximates fair value.

COLLATERAL AND OBLIGATIONS UNDER SECURITIES LENDING: the invested assets of the collateral held under securities lending are reported at their estimated fair values, which are primarily based on matrix pricing models and quoted market prices. The obligations under securities lending are reported at the amount received from the selected broker/dealers.

POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: separate account assets and liabilities are reported at their estimated fair values, which are primarily based on quoted market prices.

The following table demonstrates the carrying value and fair value of our financial assets and liabilities as of December 31, 2009 and December 31, 2008.


                                                                        DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                   CARRYING             FAIR        CARRYING             FAIR
                                                                    VALUE              VALUE         VALUE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Cash and cash equivalents                                             $43,819            $43,819       $17,171            $17,171
Fixed maturities securities                                         2,555,863          2,555,863     2,199,547          2,199,547
Equity securities                                                     157,993            157,993       144,770            144,770
Commercial mortgage loans on real estate                              772,912            782,922       838,254            843,128
Policy loans                                                           13,981             13,981        14,422             14,422
Short-term investments                                                 70,367             70,367       159,847            159,847
Other investments                                                       3,123              3,123         3,938              3,938
Other assets                                                           10,406             10,406         4,821              4,821
Assets held in separate accounts                                    1,740,344          1,740,344     1,557,313          1,557,313
Collateral held under securities lending                              106,896            106,896       113,191            113,191
FINANCIAL LIABILITIES
Policy reserves under investment products (Individual and group      $262,990           $245,356      $282,175           $261,661
 annuities, subject to discretionary withdrawal)
Liabilities related to separate accounts                            1,740,344          1,740,344     1,557,313          1,557,313
Obligations under securities lending                                  108,186            108,186       124,063            124,063
                                                                 ------------       ------------  ------------       ------------


The fair value of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its parent, Assurant Inc. Information about the Company's current and deferred tax expense follows:


                                        YEARS ENDED DECEMBER 31,
                                  2009            2008            2007
-------------------------------------------------------------------------
Current expense:
 Federal and state                $28,000         $37,814         $39,405
Deferred (benefit) expense:
 Federal and state                   (873)        (26,947)         17,716
                                ---------       ---------       ---------
      TOTAL INCOME TAX EXPENSE    $27,127         $10,867         $57,121
                                ---------       ---------       ---------

70                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:


                                               DECEMBER 31,
                                 2009          2008             2007
--------------------------------------------------------------------------
FEDERAL INCOME TAX RATE:           35.0%        35.0%            35.0%
RECONCILING ITEMS:
 Goodwill impairment*             662.5           --               --
 Change in liability for prior
  years' taxes                     46.0          6.0             (5.0)
 Permanent nondeductible
  expenses                         10.9          2.2              0.2
 Dividends-received deduction     (57.1)       (21.4)            (1.7)
 Tax-exempt interest               (4.3)        (0.9)            (0.1)
 Change in valuation allowance       --         36.3               --
 Other                            (10.6)         0.8              0.7
                                -------       ------            -----
EFFECTIVE INCOME TAX RATE         682.4%        58.0%            29.1%
                                -------       ------            -----


*   See note 13 for more information on Goodwill impairment.

The increase in the deduction for dividends received is due mainly to the decrease in pre-tax income, partially offset by a decrease in the Company's eligible dividends.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

                                            2009            2008
------------------------------------------------------------------------
BALANCE AT BEGINNING OF YEAR               $ (4,723)       $ (7,271)
Additions for tax positions related to
 the current year                              (536)           (733)
Reductions for tax positions related to
 the current year                             7,838           3,717
Additions for tax positions related to
 prior years                                 (8,039)           (467)
Reductions for tax positions related to
 prior years                                    416              31
                                          ---------       ---------
BALANCE AT END OF YEAR                      $(5,044)        $(4,723)
                                          ---------       ---------

Of the total unrecognized tax benefit, $6,064, $5,260 and $8,249, for 2009, 2008 and 2007, respectively, which includes interest, if recognized, would impact the Company's consolidated effective tax rate. The liability for unrecognized tax benefits is included in the Company's tax payable on its balance sheet.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2009, 2008 and 2007, the Company recognized $464 and $372 of interest expense, and $4,880 of interest income, respectively, related to income tax matters. The Company had $2,099 and $1,635 of interest accrued at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2004. Substantially all state and non-U.S. income tax matters have been concluded for the years through 2002.

UNION SECURITY INSURANCE COMPANY                                          71

-------------------------------------------------------------------------------

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:


                                                  DECEMBER 31,
                                             2009            2008 (1)
----------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance                 $33,957           $39,875
Investments                                    25,535            40,229
Capital loss carryforwards                     24,034            14,446
Deferred acquisition costs                     19,293            22,350
Compensation related                            1,182               970
Accrued liabilities                             1,735             1,863
Net unrealized depreciation on
 securities                                        --            90,493
Employee and post-retirement benefits              --             1,417
                                          -----------       -----------
                TOTAL DEFERRED TAX ASSET      105,736           211,643
 Less: valuation allowance                    (10,415)           (7,195)
                                          -----------       -----------
 Deferred tax assets net of valuation
  allowance                                   $95,321          $204,448
                                          -----------       -----------
DEFERRED TAX LIABILITIES:
Net unrealized appreciation on
 securities                                   $20,588              $ --
Policyholder and separate account
 reserves                                       5,238            11,110
Employee and post-retirement benefits             361                --
Other                                          12,565            13,925
                                          -----------       -----------
            TOTAL DEFERRED TAX LIABILITY       38,752            25,035
                                          -----------       -----------
           NET DEFERRED INCOME TAX ASSET      $56,569          $179,413
                                          -----------       -----------


(1) Components of the 2008 net deferred income tax asset have been reclassified to conform to the 2009 presentation. These reclassifications had no effect on the overall net deferred income tax asset.

The Company's total valuation allowance against deferred tax assets increased $3,220, from $7,195 at December 31, 2008 to $10,415 at December 31, 2009,
respectively, through other comprehensive income and retained earnings. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $10,415 has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $10,415 will not be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company has considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2009, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2009, the Company had a capital loss carryover for U.S. federal income tax purposes in the amount of $68,670. The 2008 capital loss carryovers which represent $39,439 will expire if not utilized in 2013, while the 2009 capital loss carryovers of $29,231 will expire if not utilized in 2014.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

                                      DECEMBER 31,
                                  2009            2008
--------------------------------------------------------------
Insurance premiums receivable     $64,906         $60,991
Other receivables                  19,421          15,699
Allowance for uncollectible        (4,811)         (4,840)
 items
                                ---------       ---------
                         TOTAL    $79,516         $71,850
                                ---------       ---------

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All the shares are issued and outstanding as of December 31, 2009 and 2008. All the outstanding shares at December 31, 2009 are owned by the Parent (see Note 1). The Company paid dividends of $20,000 and $197,000 at December 31, 2009 and 2007, respectively. No dividends were paid during 2008.

72                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $15,000 at December 31, 2009 and 2008. No contributed capital was received during 2007.

In 2008, based on operating lines of business, management determined that the Company was over capitalized. As a result, with the approval of the Iowa Insurance Division, on June 27, 2008, the Company returned $100,000 of contributed capital to its parent company, Interfinancial Inc.

8. STATUTORY INFORMATION

The Company prepares consolidated financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

                                             YEARS ENDED AND AT
                                                DECEMBER 31,
                                   2009             2008             2007
----------------------------------------------------------------------------
Statutory net income               $59,863           $1,754   (1)   $138,496
                                ----------       ----------  ---  ----------
Statutory capital and surplus     $418,397         $350,383         $438,924
                                ----------       ----------       ----------

(1) The $1,754 net income in 2008 includes realized capital losses on investments of $135,094 due to other-than-temporary impairments in our investment portfolio of $108,913 in 2008 compared to $21,291 in 2007.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. A dividend is extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurers surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. In 2009, the Company declared and paid dividends of $20,000, all of which were ordinary. There were no dividends declared and paid during 2008. Dividends may only be paid out of earned surplus. In 2007, the Company declared and paid dividends of $197,000, of which $30,442 was ordinary and $166,558 was extraordinary. The Company has the ability, under state regulatory requirements, to dividend up to $50,830 to its parent in 2010 without permission from Kansas regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                         DECEMBER 31,
                                                   2009                2008
--------------------------------------------------------------------------------
Ceded future policyholder benefits and
 expenses                                         $1,300,352          $1,248,756
Ceded unearned premium                                18,942              18,502
Ceded claims and benefits payable                    105,900              80,414
Ceded paid losses                                      9,211              11,579
                                               -------------       -------------
                                        TOTAL     $1,434,405          $1,359,251
                                               -------------       -------------

UNION SECURITY INSURANCE COMPANY                                          73

-------------------------------------------------------------------------------

The effect of reinsurance on premiums earned and benefits incurred was as follows:

                                             YEARS ENDED DECEMBER 31,
                                                    2009
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
---------------------------------------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $248,457         $909,099       $1,157,556
 Premiums assumed                    8,419          128,425          136,844
 Premiums ceded                   (190,555)         (11,333)        (201,888)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $66,321       $1,026,191       $1,092,512
                                 ---------       ----------       ----------
Direct policyholder Benefits      $492,058         $644,290       $1,136,348
 Benefits assumed                   28,667          114,577          143,244
 Benefits ceded                   (424,066)          (5,995)        (430,061)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS    $96,659         $752,872         $849,531
                                 ---------       ----------       ----------

                                             YEARS ENDED DECEMBER 31,
                                                    2008
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $270,883         $980,899       $1,251,782
 Premiums assumed                    9,599          127,656          137,255
 Premiums ceded                   (204,503)         (10,744)        (215,247)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $75,979       $1,097,811       $1,173,790
                                 ---------       ----------       ----------
Direct policyholder Benefits      $614,911         $658,421       $1,273,332
 Benefits assumed                   33,913          117,260          151,173
 Benefits ceded                   (531,732)          (3,275)        (535,007)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS   $117,092         $772,406         $889,498
                                 ---------       ----------       ----------

                                          YEARS ENDED DECEMBER 31,
                                                    2007
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $293,346       $1,003,971       $1,297,317
 Premiums assumed                    9,732          179,395          189,127
 Premiums ceded                   (219,490)          (7,024)        (226,514)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $83,588       $1,176,342       $1,259,930
                                 ---------       ----------       ----------
Direct policyholder Benefits      $756,784         $643,161       $1,399,945
 Benefits assumed                   31,002          177,909          208,911
 Benefits ceded                   (671,497)          (2,750)        (674,247)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS   $116,289         $818,320         $934,609
                                 ---------       ----------       ----------

The Company had $843,194 and $714,556 of assets held in trusts as of December 31, 2009 and 2008, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance for loss protection and capital management, business divestitures, client risk and profit sharing.

LOSS PROTECTION AND CAPITAL MANAGEMENT

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims, which enables the Company to free up capital to write additional business.

Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification as well as developing strong relationships with the Company's reinsurers for the sharing of risks. A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), the reinsurers we have the most exposure to, are A and A+, respectively, although A.M. Best recently placed a negative outlook on the issuer credit and financial strength ratings of The Hartford and a stable outlook for John Hancock.

BUSINESS DIVESTITURES

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by SCI for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $648,919 and $677,836 as of December 31, 2009 and 2008, respectively. The reinsurance recoverable from John Hancock was $669,407 and $561,342 as of December 31, 2009 and 2008, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

74                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

As of December 31, 2009, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any such reinsurers' obligations.

On April 1, 2008, the Company and United Family Life Insurance Company ("UFLIC") amended an existing Agreement of Reinsurance (the"Agreement") between the two companies. Under the terms of the amendment, UFLIC will cede to the Company 100% of its remaining reinsured liabilities, as defined in the Agreement, on a coinsurance basis. No gain or loss was recognized as a result of this amendment to the Agreement, and the Company paid a ceding fee of $8,159 to UFLIC.

10. RESERVES

The following table provides reserve information of our major product lines at the dates shown:

                                                               DECEMBER 31, 2009       CLAIMS AND BENEFITS
                                        FUTURE                                               PAYABLE INCURRED
                                        POLICY                                                       BUT NOT
                                     BENEFITS AND               UNEARNED              CASE           REPORTED
                                       EXPENSES                 PREMIUMS            RESERVES         RESERVES
--------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life
  insurance policies and
  investment-type annuity
  contracts                           $1,185,901                  $1,105               $3,737           $1,192
 Life insurance no longer
  offered                                287,590                     627                1,036               33
 FFG and LTC disposed
  businesses                           1,196,373                  19,056                6,851           89,323
 All other                                 5,205                     335                8,084           18,792
SHORT DURATION CONTRACTS:
 Group term life                              --                   3,501               36,977          202,823
 Group disability                             --                   6,716              137,402        1,209,968
 Medical                                      --                   2,582                3,245            7,603
 Dental                                       --                   3,769               18,297            4,722
 Credit life and disability                   --                       1                   --            1,416
                                      ----------                 -------            ---------       ----------
                          TOTAL       $2,675,069                 $37,692             $215,629       $1,535,872
                                      ----------                 -------            ---------       ----------

                                                               DECEMBER 31, 2008       CLAIMS AND BENEFITS
                                        FUTURE                                               PAYABLE INCURRED
                                        POLICY                                                        BUT NOT
                                     BENEFITS AND               UNEARNED               CASE          REPORTED
                                       EXPENSES                 PREMIUMS             RESERVES        RESERVES
-------------------------------  -----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life
  insurance policies and
  investment-type annuity
  contracts                           $1,237,749                  $1,316                $4,076          $1,168
 Life insurance no longer
  offered                                303,660                     673                   932              31
 FFG and LTC disposed
  businesses                           1,141,011                  18,277                 8,451          62,945
 All other                                 5,068                     290                20,499           7,767
SHORT DURATION CONTRACTS:
 Group term life                              --                   5,988               196,875          41,470
 Group disability                             --                   2,104             1,256,171         138,956
 Medical                                      --                   3,315                 5,537           9,494
 Dental                                       --                   3,995                 2,600          20,207
 Credit life and disability                   --                       4                    --           1,384
                                      ----------                 -------            ----------       ---------
                          TOTAL       $2,687,488                 $35,962            $1,495,141        $283,422
                                      ----------                 -------            ----------       ---------

UNION SECURITY INSURANCE COMPANY                                          75

-------------------------------------------------------------------------------

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

                                               GROUP              GROUP
                                             TERM LIFE         DISABILITY
--------------------------------------------------------------------------------
BALANCE AS OF JANUARY 1, 2007, GROSS OF
 REINSURANCE                                   $276,995          $1,448,571
 Less: Reinsurance ceded and other (1)             (412)            (10,054)
                                            -----------       -------------
 Balance as of January 1, 2007, net of
  reinsurance                                   276,583           1,438,517
 Incurred losses related to:
  Current year                                  168,613             367,871
  Prior year's interest                           9,150              62,073
  Prior year(s)                                 (51,190)            (93,096)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      126,573             336,848
 Paid losses related to:
  Current year                                  107,361              71,413
  Prior year(s)                                  34,609             289,046
                                            -----------       -------------
                         TOTAL PAID LOSSES      141,970             360,459
 Balance as of December 31, 2007, net of
  reinsurance                                   261,186           1,414,906
 Plus: Reinsurance ceded and other (1)              955              34,237
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2007, GROSS OF
 REINSURANCE                                  $ 262,141         $ 1,449,143
 Less: Reinsurance ceded and other (1)             (955)            (34,237)
                                            -----------       -------------
 Balance as of January 1, 2008, net of
  reinsurance                                   261,186           1,414,906
 Incurred losses related to:
  Current year                                  158,899             317,328
  Prior year's interest                           8,358              62,678
  Prior year(s)                                 (54,593)            (85,403)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      112,664             294,603
 Paid losses related to:
  Current year                                  104,535              77,684
  Prior year(s)                                  32,204             268,345
                                            -----------       -------------
                         TOTAL PAID LOSSES      136,739             346,029
 Balance as of December 31, 2008, net of
  reinsurance                                   237,111           1,363,480
 Plus: Reinsurance ceded and other (1)            1,234              31,647
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2008, GROSS OF
 REINSURANCE                                  $ 238,345         $ 1,395,127
 Less: Reinsurance ceded and other (1)           (1,234)            (31,647)
 Balance as of January 1, 2009, net of
  reinsurance                                   237,111           1,363,480
 Incurred losses related to:
  Current year                                  138,168             300,046
  Prior year's interest                           8,299              60,625
  Prior year(s)                                 (22,243)            (75,016)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      124,224             285,655
 Paid losses related to:
  Current year                                   83,520              69,424
  Prior year(s)                                  39,399             264,809
                                            -----------       -------------
                         TOTAL PAID LOSSES      122,919             334,233
 Balance as of December 31, 2009, net of
  reinsurance                                   238,416           1,314,902
 Plus: Reinsurance ceded and other (1)            1,384              32,468
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2009, GROSS OF
 REINSURANCE                                   $239,800          $1,347,370
                                            -----------       -------------

(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

SHORT DURATION CONTRACTS

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

76                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's short duration group disability category includes short and long term disability products. Case and IBNR reserves for long-term disability have been discounted at 5.25%. The December 31, 2009 and 2008 liabilities net of reinsurance include $1,288,589 and $1,334,794, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2009 and 2008 are $451,267 and $465,786, respectively

LONG DURATION CONTRACTS

The Company's long duration contracts are comprised of preneed funeral life insurance policies and annuity contracts, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

PRENEED BUSINESS

Interest and discount rates for preneed life insurance vary by year of issuance and product, are based on pricing assumptions and modified to allow for provisions for adverse deviation. During 2009 and 2008, interest and discount rates ranged between 4.7% and 7.3%.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2009 and 2008 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2009 and 2008.

Mortality assumptions are based upon pricing assumptions and modified to allow provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2009 and 2008. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2009 and 2008 with the exception of most policies issued in 2005 and later where the assumption was 2.3%.

The reserves for annuities are based on credited interest rates, which vary by year of issue, and ranged from 1.5% to 5.5% in 2009 and 2008. Withdrawal charges, if any, generally range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG AND LTC

The reserves for FFG and LTC are included in the Company's reserves in accordance with the insurance guidance, which is within ASC Topic 944. The Company maintains an offsetting reinsurance recoverable related to these reserves. See note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a defined benefit pension plan and certain other post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the defined benefit plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge

UNION SECURITY INSURANCE COMPANY                                          77

-------------------------------------------------------------------------------

each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,349, $5,327 and $6,902 for 2009, 2008 and 2007, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $6,206, $5,927 and $5,853 for 2009, 2008 and 2007, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. Heath care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993. The Company made contributions to the postretirement benefit plans of $1,500, $1,152 and $1,108 in 2009, 2008 and 2007, respectively, as claims were incurred. During 2009, 2008 and 2007 the Company incurred expenses related to retirement benefits of $981, $1,284 and $1,522, respectively.

12. DEFERRED POLICY ACQUISITION COSTS

Information about deferred policy acquisition costs follows:

                                                        DECEMBER 31,
                                            2009            2008            2007
----------------------------------------------------------------------------------------
Beginning balance                           $43,020         $50,575         $63,571
 Costs deferred                              38,608          35,680          33,063
 Amortization                               (43,720)        (43,235)        (39,724)
 Cumulative effect of change in
  accounting principle                           --              --          (6,335)
                                          ---------       ---------       ---------
                          ENDING BALANCE    $37,908         $43,020         $50,575
                                          ---------       ---------       ---------

13. GOODWILL, VOBA AND INTANGIBLES

Information about goodwill is as follows:

                                                   GOODWILL FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                             2009             2008              2007
----------------------------------------------------------------------------------------
Balance as of January 1:                    $156,817          $156,817          $156,817
 Impairments*                                (75,244)               --                --
                                          ----------       -----------       -----------
 Goodwill                                    156,817           156,817           156,817
 Accumulated impairment losses               (75,244)               --                --
                                          ----------       -----------       -----------
              BALANCE AS OF DECEMBER 31:     $81,573          $156,817          $156,817
                                          ----------       -----------       -----------

*   See Notes 2 and 4 for further information.

In accordance with ASC Topic 350, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the fair value of the reporting unit below its net book value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment.

Since the Company failed the Step 1 test, we were required to perform a Step 2 test to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total estimated fair value as calculated in Step 1. The excess of estimated fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment. Based on our Step 2 test it was determined that 48% of the goodwill of the Company was impaired, resulting in a non-cash charge of $75,244. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company.

78                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

Information about VOBA and intangibles are as follows:

                                           VOBA FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2009            2008            2007
----------------------------------------------------------------------------
Beginning Balance                    $21,461         $22,816         $26,667
 Acquisitions                             --           2,088              --
 Amortization, net of interest        (2,678)         (3,443)         (3,851)
  accrued
                                   ---------       ---------       ---------
                   ENDING BALANCE    $18,783         $21,461         $22,816
                                   ---------       ---------       ---------

                                             INTANGIBLES FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                          2009            2008            2007
---------------------------------  ---------------------------------------------------
Beginning Balance                         $25,485         $27,273         $29,061
 Acquisitions                                  --              --              --
 Amortization, net of interest             (1,788)         (1,788)         (1,788)
  accrued
                                        ---------       ---------       ---------
                   ENDING BALANCE         $23,697         $25,485         $27,273
                                        ---------       ---------       ---------

As of December 31, 2009, the majority of the outstanding balance of VOBA relates to the Company's preneed business. VOBA in this segment assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2009 the estimated amortization of VOBA for the next five years and thereafter is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $2,086
2011                                                                       1,863
2012                                                                       1,729
2013                                                                       1,550
2014                                                                       1,425
Thereafter                                                                10,130
                                                                       ---------
                                                                TOTAL    $18,783
                                                                       ---------

Intangibles assets that have finite lives, including customer relationships, customer contracts and other intangible assets are amortized over their estimated useful lives. At December 31, 2009, the estimated amortization of intangibles with finite lives for the next five years is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $1,788
2011                                                                       1,788
2012                                                                       1,788
2013                                                                       1,788
2014                                                                       1,788
Thereafter                                                                14,757
                                                                       ---------
                                                                TOTAL    $23,697
                                                                       ---------

14.OTHER COMPREHENSIVE INCOME (LOSS)

The Company's components of other comprehensive income (loss) net of tax at December 31 are as follows:

                                                                      UNREALIZED                            ACCUMULATED OTHER
                                                                   GAINS (LOSSES) ON                          COMPREHENSIVE
                                                                      SECURITIES           OTTI               INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                               $5,696            $ --                   $5,696
Activity in 2008                                                         (171,408)             --                 (171,408)
                                                                      -----------        --------              -----------
Balance at December 31, 2008                                             (165,712)             --                 (165,712)
                                                                      -----------        --------              -----------
Cumulative effect of change in accounting principle                       (14,203)         (2,221)                 (16,424)
 (after-tax) (1)
                                                                      -----------        --------              -----------
Activity in 2009                                                          210,552           6,177                  216,729
                                                                      -----------        --------              -----------
                                  BALANCE AT DECEMBER 31, 2009            $30,637          $3,956                  $34,593
                                                                      -----------        --------              -----------

(1) Related to the adoption of the new OTTI guidance for debt securities. See Notes 3 and 4 for further information.

The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $(14,951), $(82,824) and $(13,827), net of tax, in 2009, 2008 and 2007, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(753), net of tax, in 2009, for net realized gains (losses) on sales of securities included in net income.

15.RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid to the Parent for these services for years ended December 31, 2009, 2008 and 2007, were $33,398, $28,525 and $27,581, respectively. Net expenses paid to affiliates were $12,986, $25,324 and $26,714, for the years ended

UNION SECURITY INSURANCE COMPANY                                          79

-------------------------------------------------------------------------------

December 31, 2009, 2008 and 2007. Information technology expenses were $20,309, $22,451and $43,369 for years ended December 31, 2009, 2008 and 2007, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

In, 2008, the Company assumed the remaining business not already reinsured through an existing, but amended agreement with its affiliate, UFLIC. Later in 2008, Assurant sold UFLIC to IA American Life Insurance Company. The Company has assumed premiums from IA American Life Insurance Company of $8,157 and $9,450 and reserves of $473,088 and $498,663 for the years ended December 31, 2009 and 2008 respectively. In 2007, premiums and reserves assumed from UFLIC were $8,146 and $520,904, respectively.

The Company assumes group disability business from its affiliate, Union Security Life Insurance Company of New York ("USLICONY"). The Company assumed $4,777, $7,806 and $6,813 of premiums from USLICONY in 2009, 2008 and 2007, respectively. The Company assumed $30,149, $30,802 and $29,569 of reserves in 2009, 2008 and 2007, respectively, from USLICONY. This agreement between the Company and its affiliate USICONY was discontinued effective January 1st, 2010, for new incurrals.

16.COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries lease office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2009, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2010                                                                      $8,463
2011                                                                       7,158
2012                                                                       2,196
2013                                                                       1,109
2014                                                                         503
Thereafter                                                                   769
                                                                       ---------
                                  TOTAL MINIMUM FUTURE LEASE PAYMENTS    $20,198
                                                                       ---------

Rent expense was $8,760, $7,961 and $8,277 for 2009, 2008 and 2007,
respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations or cash flows.

On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500 and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

In the course of implementing procedures for compliance with the new mandatory reporting requirements under the Medicare, Medicaid, and SCHIP Extension Act of 2007, the Parent's Health segment identified a possible ambiguity in the Medicare Secondary Payer Act and related regulations about which the Company has since had a meeting with representatives of the Centers for Medicare and Medicaid Services ("CMS"). The Parent believes that its historical interpretation and application of such laws and regulations is correct and has requested that CMS issue a written determination to that effect. CMS has not made a determination. The Company does not believe that any loss relating to this issue is probable, nor can the Company make any estimate of any possible loss or range of possible loss associated with this issue.

80                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

17. BUSINESS COMBINATIONS

On October 1, 2009, the Company acquired, through a reinsurance agreement, a block of business from Shenandoah Life Insurance Company ("Shenandoah"). The Company will assume, on a coinsurance basis, 100% of the group life, disability, dental and vision insurance business in force with Shenandoah. There were no goodwill or intangible assets associated with this agreement.

18. SUBSEQUENT EVENTS


On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act into law. The Company is in the process of evaluating the law's impact on its operations, which may be materially adverse.


(F) SELECTED FINANCIAL DATA

                  FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA


                                                           AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                        2009               2008               2007               2006               2005
                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                       $1,092,512         $1,173,790         $1,259,930         $1,366,820         $1,710,771
 Net investment income                    216,725            238,451            286,235            286,974            293,910
 Net realized (losses) gains on
  investments (1)                         (25,512)          (135,696)           (28,219)             8,490             (1,651)
 Amortization of deferred gains on
  disposal of businesses                   16,906             20,680             23,548             14,929             33,098
 Fees and other income                     14,859             11,449             16,395             73,183             10,427
                                    -------------      -------------      -------------      -------------      -------------
                    TOTAL REVENUES      1,315,490          1,308,674          1,557,889          1,750,396          2,046,555
                                    -------------      -------------      -------------      -------------      -------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                    849,531            889,498            934,609          1,023,627          1,291,384
 Amortization of deferred
  acquisition costs and value of
  business acquired                        46,398             46,678             43,575             47,972             78,258
 Underwriting, general and
  administrative expenses                 340,342            353,774            383,106            425,589            492,150
 Goodwill impairment (2)                   75,244                 --                 --                 --                 --
                                    -------------      -------------      -------------      -------------      -------------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      1,311,515          1,289,950          1,361,290          1,497,188          1,861,792
                                    -------------      -------------      -------------      -------------      -------------
 Income before provision for
  income taxes                              3,975             18,724            196,599            253,208            184,763
 Provision for income taxes                27,127             10,867             57,121            106,576             68,792
                                    -------------      -------------      -------------      -------------      -------------
                 NET (LOSS) INCOME       $(23,152)            $7,857           $139,478           $146,632           $115,971
                                    -------------      -------------      -------------      -------------      -------------
ASSETS
 Cash and cash equivalents and
  investments                          $3,810,567         $3,569,830         $4,145,303         $4,381,113         $5,119,810
 Total assets                          $7,340,873         $7,032,458         $8,807,658         $9,196,832        $10,111,429
 Policy liabilities (3)                $4,464,262         $4,502,013         $4,555,863         $4,629,759         $5,131,168
 Total stockholder's equity              $718,337           $529,760           $781,041           $899,264         $1,001,929


(1) Included in net realized losses are other-than-temporary impairments of $11,587, $109,075 and $21,126 for 2009, 2008 and 2007 respectively.

(2) During the fourth quarter of 2009, following the completion of our annual goodwill impairment analysis, we recorded an impairment charge of $75,244. The impairment charge resulted in a decrease to net income but did not have any related tax benefit.

(3) Policy Liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.

(G) SUPPLEMENTAL FINANCIAL DATA. NOT APPLICABLE.

(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

UNION SECURITY INSURANCE COMPANY                                          81

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FORWARD-LOOKING STATEMENTS

Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement may contain forward-looking statements which reflect our current views with respect to, among other things, future events, financial performance, business prospects, growth and operating strategies and similar matters. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.


In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (ii) failure to maintain significant client relationships, distribution sources and contractual arrangements; (iii) failure to attract and retain sales representatives; (iv) deterioration in the Company's market capitalization compared to its book value that could impair the Company's goodwill; (v) negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; (vi) current or new laws and regulations, including recently passed legislation relating to health care reform, that could increase our costs and/or decrease our revenues; (vii) inadequacy of reserves established for future claims losses; (viii) failure to predict or manage benefits, claims and other costs; (ix) diminished value of invested assets in our investment portfolio (due to, among other things, recent volatility in financial markets, other-than-temporary impairments, the global economic slowdown, credit and liquidity risk, and inability to assume an appropriate overall risk level); (x) inability of reinsurers to meet their obligations; (xi) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry);
(xiii) credit risk of some of our agents; (xiv) failure to protect client information and privacy; and (xv) significant competitive pressures in our businesses and cyclicality of the insurance industry. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.


The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Please see "Forward-Looking Statements" and "Risk Factors" for more information. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the sections entitled "Risk Factors" and "Forward-Looking Statements."

CRITICAL FACTORS AFFECTING RESULTS

Our results depend on the adequacy of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on invested assets and our ability to manage our expenses. Therefore, factors affecting these items may have a material adverse effect on our results of operations or financial condition. For a listing of those factors see the section entitled "Risk Factors."

REVENUES

We generate our revenues primarily from the sale of our insurance policies, fee income by providing administrative services to certain clients and investment income from the securities we own. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.

Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly impacted by changes in interest rates.

Interest rate volatility can increase or reduce unrealized gains (losses) in our portfolio. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity securities and short-term investments.

82                                          UNION SECURITY INSURANCE COMPANY

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The fair market value of the fixed maturity securities in our portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed and asset-backed securities. Actual net investment income and/or cash flows from investments that carry prepayment risk may differ from estimates at the time of investment as a result of interest rate fluctuations. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, we may be required to reinvest those funds in lower interest-bearing investments.

EXPENSES

Our expenses are primarily policyholder benefits, selling, underwriting and general expenses.

Our profitability depends in part on accurately predicting policyholder benefits, claims and other costs. It also depends on our ability to manage future policyholder benefits and other costs through product design, underwriting criteria, and in health and dental insurance, negotiation of favorable provider contracts. Changes in the composition of the kinds of work available in the economy, market conditions and numerous other factors may also materially adversely affect our ability to manage claim costs. As a result of one or more of these factors or other factors, claims could substantially exceed our expectations, which could have a material adverse effect on our business, results of operations and financial condition.

Selling, underwriting and general expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") and general operating expenses. For a description of DAC and VOBA, see Notes 2 and 12 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

CRITICAL ACCOUNTING ESTIMATES

There are certain accounting policies that we consider to be critical due to the amount of judgment and uncertainty inherent in the application of those policies. In calculating financial statement estimates, the use of different assumptions could produce materially different estimates. In addition, if factors such as those described above or in the section entitled "Risk Factors" cause actual events to differ from the assumptions used in applying the accounting policies and calculating financial estimates, there could be a material adverse effect on our results of operations, financial condition and liquidity.

The following critical accounting policies require significant estimates. The actual amounts realized could ultimately be materially different from the amounts currently provided for in our consolidated financial statements.

RESERVES

Reserves are established according to GAAP using generally accepted actuarial methods and are based on a number of factors. These factors include experience derived from historical claim payments and actuarial assumptions to arrive at loss development factors. Such assumptions and other factors include trends, the incidence of incurred claims, and the extent to which all claims have been reported and internal claims processing charges. The process used in computing reserves cannot be exact since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates, generally involving actuarial projections at a given time of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on our assessment of facts and circumstances then known. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable, particularly on a prospective basis. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.

UNION SECURITY INSURANCE COMPANY                                          83

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The following table provides reserve information of our major product lines for the years ended December 31, 2009 and 2008:

                                                                                  CLAIMS AND BENEFITS
                                                            DECEMBER 31, 2009           PAYABLE
                                     FUTURE                                                    INCURRED
                                     POLICY                                                    BUT NOT
                                  BENEFITS AND            UNEARNED            CASE             REPORTED
                                    EXPENSES              PREMIUMS          RESERVES           RESERVES
-----------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life
  insurance policies and
  investment-type annuity
  contracts                        $1,185,901               $1,105             $3,737                $1,192
 Life insurance no longer
  offered                             287,590                  627              1,036                    33
 FFG, LTC and other disposed
  businesses                        1,196,373               19,056              6,851                89,323
 All other                              5,205                  335              8,084                18,792
SHORT DURATION CONTRACTS:
 Group term life                           --                3,501             36,977               202,823
 Group disability                          --                6,716            137,402            1 ,209,968
 Medical                                   --                2,582              3,245                 7,603
 Dental                                    --                3,769             18,297                 4,722
 Credit Life and Disability                --                    1                 --                 1,416
                                   ----------              -------          ---------      ----------------
                        TOTAL      $2,675,069              $37,692           $215,629            $1,535,872
                                   ----------              -------          ---------      ----------------

                                                                                  CLAIMS AND BENEFITS
                                                            DECEMBER 31, 2008           PAYABLE
                                     FUTURE                                                    INCURRED
                                     POLICY                                                     BUT NOT
                                  BENEFITS AND            UNEARNED             CASE            REPORTED
                                    EXPENSES              PREMIUMS           RESERVES          RESERVES
-----------------------------  ----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life
  insurance policies and
  investment-type annuity
  contracts                        $1,237,749               $1,316              $4,076               $1,168
 Life insurance no longer
  offered                             303,660                  673                 932                   31
 FFG, LTC and other disposed
  businesses                        1,141,011               18,277               8,451               62,945
 All other                              5,068                  290              20,499                7,767
SHORT DURATION CONTRACTS:
 Group term life                           --                5,988             196,875               41,470
 Group disability                          --                2,104           1,256,171              138,956
 Medical                                   --                3,315               5,537                9,494
 Dental                                    --                3,995               2,600               20,207
 Credit Life and Disability                --                    4                  --                1,384
                                   ----------              -------          ----------      ---------------
                        TOTAL      $2,687,488              $35,962          $1,495,141             $283,422
                                   ----------              -------          ----------      ---------------

For a description of our reserving methodology, see Notes 2 and 10 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement

The following discusses the reserving process for our runoff preneed operations and reserves recorded for our significant discontinued operations, FFG and LTC.

LONG DURATION CONTRACTS

Reserves for future policy benefits are recorded as the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions reflect current trends, are based on our experience and may include a provision for possible adverse deviation. We also record an unearned revenue reserve which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to either estimated gross profits or insurance in force.

Premium deficiency testing is performed annually. Such testing involves the use of best estimate assumptions to determine if the net liability position (all liabilities less DAC) exceeds the minimum liability needed to meet our obligations. Any premium deficiency would first be addressed by removing the provision for adverse deviation, if any. To the extent a premium deficiency still remains, it would be recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. Any additional deficiency would be recognized as a premium deficiency reserve.

Historically, premium deficiency testing has not resulted in a material adjustment to DAC or reserves. Such adjustments would occur only if economic or mortality conditions significantly deteriorated.

Risks related to the reserves recorded for contracts from FFG and LTC disposed businesses have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

SHORT DURATION CONTRACTS

For short duration contracts, claims and benefits payable reserves are reported when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our case reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 to the Notes to Consolidated Financial Statements included elsewhere in this report for further information.

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84                                          UNION SECURITY INSURANCE COMPANY

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Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Case or claim reserves are set for active individual claims on group long term disability policies and for disability waiver of premium benefits on group term life policies. Assumptions considered in setting such reserves include disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis.

Factors considered for when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claims reporting to claim payment.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's short duration group disability category includes short and long term disability products. Case and IBNR reserves for long-term disability have been discounted at 5.25%. The December 31, 2009 and 2008 liabilities net of reinsurance include $1,288,589 and $1,334,794, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2009 and 2008 are $451,267 and $465,786, respectively

DAC

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium tax and certain direct marketing expenses.

Premium deficiency testing is performed annually. Such testing involves the use of best estimate assumptions, including the anticipation of interest income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and life insurance policies (no longer offered) are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs relating to worksite group life and disability consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on FFG and LTC disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

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UNION SECURITY INSURANCE COMPANY                                          85

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Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on small group medical contracts consist primarily of commissions to agents and brokers and compensation to representatives. These contracts are considered short duration because the terms of the contract are not fixed at issue and they are not guaranteed renewable. As a result, these costs are not deferred, but rather are recorded in the statement of operations in the period in which they are incurred.

INVESTMENTS

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value. See also "Investments" in Note 3 to the Notes to Consolidated Financial Statements included elsewhere in this report.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our consolidated balance sheets. The ceding of insurance does not discharge our primary liability to our insureds. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions.

The following table sets forth our reinsurance recoverables as of the dates indicated:

                                       AS OF                     AS OF
                                 DECEMBER 31, 2009         DECEMBER 31, 2008
--------------------------------------------------------------------------------
Reinsurance recoverables              $1,434,405                $1,359,251

We have used reinsurance to exit certain businesses, such as the dispositions of FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $1,318,326 and $1,239,178 at December 31, 2009 and 2008,
respectively.

In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                          2009          2008
--------------------------------------------------------------------------------
Ceded future policyholder benefits and expense          $1,300,352    $1,248,756
Ceded unearned premium                                      18,942        18,502
Ceded claims and benefits payable                          105,900        80,414
Ceded paid losses                                            9,211        11,579
                                                      ------------  ------------
                                               TOTAL    $1,434,405    $1,359,251
                                                      ------------  ------------

We utilize reinsurance for loss protection and capital management and business dispositions. See also section entitled "Quantitative and Qualitative Disclosures About Market Risk -- Credit Risk."

86                                          UNION SECURITY INSURANCE COMPANY

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Liquidity and Capital Resources

The primary sources of funds for the Company consist of premiums and fees collected, the proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information related to our Parent.

RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a defined benefit pension plan and certain other post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the defined benefits plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,349, $5,327and $6,902 for 2009, 2008 and 2007, respectively. See Note 11 to the Notes to Consolidated Financial Statements included elsewhere in this report for additional information.

CONTINGENCIES

We follow the requirements of the contingencies guidance, which is included within ASC Topic 450, CONTINGENCIES. This requires management to evaluate each contingent matter separately. A loss is reported if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated number within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.

DEFERRED TAXES

Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The Company has significant deferred tax assets resulting from capital loss carry forwards and other temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to the Notes to Consolidated Financial Statements included elsewhere in this report.

ASC Topic 740 states that a deferred tax asset should be reduced by a valuation allowance if, based on the weight of all available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. In determining whether the Company's deferred tax asset is realizable, the Company considered all available evidence, including both positive and negative evidence. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The Company considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry forwards, taxable income in carry back years and tax-planning strategies.

The Company has concluded that it is not more likely than not that it will generate sufficient taxable income of the same character in the foreseeable future to realize all of its deferred tax assets related to capital loss carryovers.

The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carry back or carryforward period. U.S. tax rules mandate that capital losses can only be recovered against capital gains. An example of capital gains would be gains from the sale of investments. The Company is dependent upon the consolidated group, of which it is a member, having capital gain income in the foreseeable future to use the capital loss carryforward in its entirety. To support the capital deferred tax asset, the Company is able to rely on future taxable capital gain income from unrealized gains in the group's investment portfolios, which increased from the prior year's unprecedented market declines. The Company is also able to rely on the use of various tax planning strategies to forecast taxable capital gains in the foreseeable future.

ASC Topic 740 indicates that a tax planning strategy is an action that management ordinarily might not take, but would take, if necessary, to realize a tax benefit for a carryforward before it expires. These are actions that are prudent and feasible and would result in the realization of deferred tax assets. Examples include, but are not limited to, changing the character of taxable or deductible amounts from ordinary income or loss to capital gain or loss or accelerating taxable amounts.

UNION SECURITY INSURANCE COMPANY                                          87

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The Company's total valuation allowance against deferred tax assets increased
$3,220, from $7,195 at December 31, 2008 to $10,415 at December 31, 2009,
respectively, through other comprehensive income and retained earnings. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. Accordingly, a cumulative valuation allowance of $10,415 has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $10,415 will not be realized.

The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, other than noted herein for capital loss carryovers, a valuation allowance has not been established.

Future reversal of the valuation allowance will be recognized either when the benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized. Depending on the nature of the taxable income that results in a reversal of the valuation allowance, and on management's judgment, the reversal will be recognized either through other comprehensive income (loss) or through continuing operations in the statement of operations. Likewise, if the Company determines that it is not more likely than not that it would be able to realize all or part of the deferred tax asset in the future, an adjustment to the deferred tax asset valuation allowance would be recorded through a charge to continuing operations in the statement of operations in the period such determination is made.

In determining the appropriate valuation allowance, certain judgments are made by management relating to recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.

VALUATION AND RECOVERABILITY OF GOODWILL

Goodwill represented $81,573 and $156,817 of our $7,342,413 and $7,032,458 total assets as of December 31, 2009 and 2008, respectively. We review our goodwill annually in the fourth quarter for impairment or more frequently if indicators of impairment exist. We regularly assess whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in our expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and could have a material impact on our consolidated financial statements.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, we then perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, we would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, we would determine the fair value of all of the assets and liabilities of the Company, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill were less than the recorded goodwill, we would record an impairment charge for the difference.

The following describes the valuation methodologies used in both 2009 and 2008 to derive the fair value of the Company.

For the Company we identify a group of peer companies, which have operations that are as similar as possible. A Guideline Company Method is used to value the Company based upon its relative performance to its peer companies, based on several measures, including price to trailing 12 month earnings, price to projected earnings, price to tangible net worth and return on equity.

A Dividend Discount Method ("DDM") is used to value the Company based upon the expected earnings available for distribution over future periods. The Company determined the estimated fair value considering distributable earnings which were estimated from operating plans. Operating plan cash flows were then discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of the Company.

A Guideline Transaction Method values the Company based on available data concerning the purchase prices paid in acquisitions of companies operating in the insurance industry. The application of certain financial multiples calculated from these transactions provides an indication of estimated fair value of the Company.

While all three valuation methodologies are considered in assessing fair value, the DDM received the highest weighting of the three methodologies, since it uses the earnings capacity of a business which is generally considered the most important

88                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

factor in the valuation of a business enterprise. Also, the DDM received the highest weight given recent dislocations in the economy, the scarcity of M&A transactions in the insurance marketplace and the relative lack of directly comparable companies.

In the fourth quarter, we conducted our annual assessment of goodwill using the methodologies discussed above. After completing the Step 1 analysis, we determined that the Company had an estimated fair value less than its net book value. Accordingly, Management performed a Step 2 test for the Company. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's impairment. Based on our Step 2 test it was determined that $75,244 of goodwill of the Company was impaired, resulting in a non-cash charge. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company.

The determination of fair value of the Company requires us to make significant estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, earnings and required capital projections discussed above, discount rates, terminal growth rates, operating income and dividend forecasts and the weighting assigned to the results of each of the three valuation methods described above. Due to the inherent uncertainty involved in making these estimates, actual results could differ materially from those estimates. We evaluated the significant assumptions used to determine the fair values of the Company, both individually and in the aggregate and concluded they are reasonable.

Changes in certain assumptions could have a significant impact on the goodwill impairment assessment.

Should weak market conditions continue for an extended period, or should the operating results decline substantially compared to projected results, we could determine that we need to record an additional non-cash impairment charge related to goodwill. Any such charge would have no effect on either the Company's cash balance or future cash flows.

RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

See Note 2 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

See Note 2 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

RESULTS OF OPERATIONS

The table below presents information regarding our consolidated results of operations:


                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                           2009                2008                2007
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Net earned premiums and other considerations (2)                         $1,092,512          $1,173,790          $1,259,930
 Net investment income                                                       216,725             238,451             286,235
 Net realized losses on investments                                          (25,512)           (135,696)            (28,219)
 Amortization of deferred gains on disposal of businesses                     16,906              20,680              23,548
 Fees and other income                                                        14,859              11,449              16,395
                                                                       -------------       -------------       -------------
                                                       TOTAL REVENUES      1,315,490           1,308,674           1,557,889
                                                                       -------------       -------------       -------------
BENEFITS, LOSSES AND EXPENSES:
 Policyholder benefits                                                       849,531             889,498             934,609
 Selling, underwriting and general expenses (1)                              386,740             400,452             426,681
 Total benefits, losses and expenses                                       1,236,271           1,289,950           1,361,290
INCOME BEFORE PROVISION FOR INCOME TAXES AND GOODWILL IMPAIRMENT              79,219              18,724             196,599
 Provision for income taxes                                                   27,127              10,867              57,121
                                                                       -------------       -------------       -------------
                                NET INCOME BEFORE GOODWILL IMPAIRMENT         52,092               7,857             139,478
 Goodwill impairment                                                          75,244                  --                  --
                                                                       -------------       -------------       -------------
                                                    NET (LOSS) INCOME       $(23,152)             $7,857            $139,478
                                                                       -------------       -------------       -------------


(1) Includes amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") and underwriting, general and administrative expenses.

(2) Includes single premiums on closed blocks of group disability business. For closed blocks of business we receive a single, upfront premium and in turn we record a virtual equal amount of claim reserves. We then manage the claims using our claim management practices.

UNION SECURITY INSURANCE COMPANY                                          89

-------------------------------------------------------------------------------

The following discussion provides a general overall analysis of the consolidated results for the twelve months ended December 31, 2009 ("Twelve Months 2009") and twelve months ended December 31, 2008 ("Twelve Months 2008"). Please see the discussion that follows for a more detailed analysis of the fluctuations.

YEAR ENDED DECEMBER 31, 2009 COMPARED TO DECEMBER 31, 2008

NET (LOSS) INCOME


Net (loss) income decreased $31,009, or 395%, to a net loss of $(23,152) for Twelve Months 2009 from net income of $7,857 for Twelve Months 2008. This was mainly due to a non-cash goodwill impairment charge of $75,244 that was recorded for Twelve Months 2009. The decrease in net income was also driven by lower net earned premiums and less favorable life, dental and disability loss experience. In addition, lower net investment income of $14,122 (after-tax) due to decreased average invested assets and lower investment yields contributed to the overall decrease in net income. This was partially offset by lower net realized losses on investments of $73,160 (after-tax). Other-than-temporary impairments included in net realized losses on investments were $7,532 (after-tax) in Twelve Months 2009 compared with $70,899 (after-tax) in Twelve Months 2008.


Total Revenues


Total revenues increased $6,816, or 1%, to $1,315,490 for Twelve Months 2009 from $1,308,674 for Twelve Months 2008. The increase was primarily due to lower net realized losses on investments of $112,554 driven by the write-down of other-than-temporary impairments in our investment portfolio of $11,587 in Twelve Months 2009 compared to $109,075 in Twelve Months 2008. This was partially offset by a decrease in net earned premiums of $81,278 due primarily to increased lapses and fewer covered lives due to higher unemployment, along with a difficult sales environment which presents a challenge to revenue growth. Although we added two new clients in the fourth quarter of 2009, assumed premiums from our Disability RMS distribution channel decreased for Twelve Months 2009 compared to the prior year, excluding single premiums from closed blocks of business. The decrease in assumed premium was partially offset by the acquisition of a block of group business from Shenandoah Life Insurance Company. In addition, net investment income decreased by $21,726 due to decreased average invested assets and lower investment yields.


Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $53,679, or 4%, to $1,236,271 for Twelve Months 2009 from $1,289,950 for Twelve Months 2008. This was primarily due to a decrease in policyholder benefits resulting from a decline in our small employer group health business and a decline in our prefunded funeral business due to run-off of closed blocks of business. Selling, underwriting and general expenses decreased as a result of lower net earned premiums.

Income Taxes


Income taxes increased $16,260, or 150%, to $27,127 for Twelve Months 2009 from $10,867 for Twelve Months 2008. The change in income taxes was not proportionate to pretax income due to an increase in 2008 income taxes for the establishment of a tax valuation allowance against deferred taxes, which is primarily attributable to capital losses resulting from dispositions of investments of $7,195.


YEAR ENDED DECEMBER 31, 2008 COMPARED TO DECEMBER 31, 2007

NET INCOME

Net income decreased $131,621, or 94%, to $7,857 for the Twelve Months 2008 from $139,478 for the Twelve Months 2007. The decrease in net income was primarily due to an increase in net realized losses on investments of $69,860 (after-tax) driven by the write-down of other-than-temporary impairments in our investment portfolio of $70,899 (after-tax) in 2008 compared to $13,732 (after-tax) in 2007. Also contributing to the decrease was a reduction in net investment income of $31,060 (after-tax) of which $22,425 was from real estate joint venture partnerships, a $9,881 favorable tax settlement in 2007 and less favorable group dental experience. The decrease in real estate joint venture partnership income is due to greater sales of underlying properties in 2007 compared to 2008 given the more favorable real estate market conditions in 2007.

Total Revenues

Total revenues decreased $249,215, or 16%, to $1,308,674 for Twelve Months 2008 from $1,557,889 for Twelve Months 2007. The decrease was primarily due to an increase in net realized losses on investments of $107,477, driven by the write-down of other-than-temporary impairments in our investment portfolio of $109,075 in 2008 compared to $21,126 in 2007. Net investment income decreased $47,784 of which $34,500 was due to lower distributions from real estate joint venture partnerships. Net earned premiums decreased $86,140, primarily due to a decline in our small employer group health business, a decrease in disability net earned premiums due to the transfer of a closed block of business in the prior year and a decrease in group life net earned premiums. Also contributing to the decrease was a reduction in fees and other income due to contract settlement fee income recorded in the prior year related to the sale of marketing rights for our Independent -- U.S. channel in our prefunded funeral business. These decreases were partially offset by an increase in net earned premiums in our group dental business.

90                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $71,340, or 5%, to $1,289,950 for Twelve Months 2008 from $1,361,290 for Twelve Months 2007. This decrease was primarily due to a decline in our small employer group health business, a reduction in disability policyholder benefits due to the transfer of a closed block of business in the prior year, favorable experience in our group life business and a decline in our prefunded funeral business due to run-off of closed blocks of business. These decreases were partially offset by less favorable group dental experience.

Income Taxes

Income taxes decreased $46,254, or 81%, to $10,867 for Twelve Months 2008 from $57,121 for Twelve Months 2007. The change in income taxes was not proportionate to pretax income, primarily due to a $9,881 favorable tax settlement in 2007 and an increase in 2008 income taxes due to the establishment of a tax valuation allowance against deferred taxes, which is primarily attributable to capital losses resulting from dispositions of investments of $7,195.

INVESTMENTS

See Note 3 (Investments) and Note 4 (Fair Value Disclosures) to the Notes to Consolidated Financial Statements included elsewhere in this report.

CASH FLOWS

We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

The table below shows our recent net cash flows:

                                    FOR THE YEARS ENDED DECEMBER 31,
                                2009             2008              2007
--------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED
 IN):
 Operating activities          $(57,939)          $23,058           $13,340
 Investing activities           105,464           162,267            78,147
 Financing activities           (20,877)         (200,986)         (133,888)
                             ----------       -----------       -----------
         NET CHANGE IN CASH     $26,648          $(15,661)         $(42,401)
                             ----------       -----------       -----------

CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

Operating activities:

Net cash (used in) provided by operating activities was $ (57,939) and $23,058 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash provided by operating activities between years is primarily due to lower gross written premiums in 2009 as well as lower net investment income due to decreased average invested assets and lower investment yields.

Net cash provided by operating activities was $23,058 and $13,340 for the years ended December 31, 2008 and 2007, respectively. The increase in cash provided by operating activities between years was mainly due to a decrease in total policyholder benefits paid out, as well as a decrease in taxes paid.

Investing activities:

Net cash provided by investing activities was $105,464 and $162,267 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash between years is primarily due to increased purchase of fixed maturity securities, partially offset by a decrease in sales of fixed maturity and equity securities.

Net cash provided by investing activities was $162,267 and $78,172 for the years ended December 31, 2008 and 2007, respectively. The increase in cash between years was mainly due to a change in collateral held under securities lending, a decrease in purchases of fixed maturity and equity securities, partially offset by an overall decrease of sales/redemptions of Fixed Maturities securities.

Financing activities:

Net cash used in financing activities was $20,877 and $200,986 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash used in financing activities is primarily due to the change in obligation under securities lending, a $100,000 return of capital to the parent in 2008, partially offset by $20,000 of dividends paid to the parent in 2009.

Net cash used in financing activities was $200,986 and $133,888 for the years ended December 31, 2008 and 2007, respectively. The increase in net cash used in financing activities was mainly due to a change in obligation under securities lending, offset by a net decrease in dividends/return of capital paid to the parent.

UNION SECURITY INSURANCE COMPANY                                          91

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COMMITMENTS AND CONTINGENCIES

We have obligations and commitment to third parties as a result of our operations. These obligations and commitments, as of December 31, 2009, are detailed in the table below by maturity date as of the dates indicated:

                                                                 AS OF DECEMBER 31, 2009
                                                    LESS THAN 1            1-3            3-5             MORE THAN 5
                                   TOTAL               YEAR               YEARS          YEARS               YEARS
-------------------------------------------------------------------------------------------------------------------------
CONTRACTUAL OBLIGATIONS :
Insurance liabilities (1)        $6,651,571           $593,109           $808,299       $695,287           $4,554,876
Operating leases                     20,198              8,463              9,354          1,612                  769
COMMITMENTS:
Liability for unrecognized tax
 benefit                              6,064                 --              5,529            535                   --
                                -----------          ---------          ---------      ---------          -----------
         TOTAL OBLIGATIONS AND
                   COMMITMENTS   $6,677,833           $601,572           $823,182       $697,434           $4,555,645
                                -----------          ---------          ---------      ---------          -----------

(1) Insurance liabilities, reflected in the commitments and contingencies table above, include products for which we are currently making periodic payments and products for which we are not making periodic payments, but for which we believe the amount and timing of future payments is essentially fixed and determinable. Amounts included in insurance liabilities reflect estimated cash payments to be made to policyholders.

Liabilities for future policy benefits and expenses of $2,675,069 and claims and benefits payable of $1,751,501 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

OFF-BALANCE SHEET ARRANGEMENTS

The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS. NONE

(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in the slope or shape of the yield curve and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity securities portfolio and, to a lesser extent, in our reinsurance recoverables.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when only one of invested assets or liabilities is indexed to inflation.

INTEREST RATE RISK


Interest rate risk arises as we invest substantial funds in interest-sensitive fixed maturity securities, such as fixed maturity investments, mortgage-backed and asset-backed securities and commercial mortgage loans. There are two forms of interest rate risk -- price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rises. Reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows from mortgage-backed and asset-backed securities. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment. As of December 31, 2009, we held $2,555,863 of fixed maturity securities at fair market value and $772,912 of commercial mortgages at amortized cost for a combined total of 88% of total invested assets. As of December 31, 2008 we held $2,199,547 of fixed maturity securities at fair market value and $838,254 of commercial mortgages at amortized cost for a combined total of 86% of total invested assets.


We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

92                                          UNION SECURITY INSURANCE COMPANY

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Our group long-term disability reserves are also sensitive to interest rates.
Group long-term disability and group term life waiver of premium reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the United States and Canadian yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following table summarizes the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio:

                INTEREST RATE MOVEMENT ANALYSIS OF MARKET VALUE
               OF FIXED MATURITY SECURITIES INVESTMENT PORTFOLIO
                            AS OF DECEMBER 31, 2009

                                        -100               -50                 0                  50                100
---------------------------------------------------------------------------------------------------------------------------------
Total market value                    $2,780,930         $2,665,282         $2,555,863         $2,452,931         $2,356,612
% Change in market value from base          8.81%              4.28%                --%             (4.03)%            (7.80)%
 case
$ Change in market value from base      $225,067           $109,419               $ --          $(102,933)         $(199,252)
 case

CREDIT RISK

We have exposure to credit risk primarily from our customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA-and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+ and 0.38% for issuers rated BB- to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or Standard & Poor's ratings to determine an issuer's rating.

We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.

For at least 50% of our $1,434,405 of reinsurance recoverables at December 31, 2009, we are protected from the credit risk by using various types of risk mitigation mechanisms such as a trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $648,919 and $669,407 as of December 31, 2009 relating to two large coinsurance arrangements with The Hartford and John Hancock, respectively, related to sales of businesses are held in trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, The Hartford and John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of The Hartford and John Hancock, whose A.M. Best ratings are currently A and A+, respectively. However, A.M. Best recently placed a negative outlook on the issuer credit ratings and financial strength ratings of The Hartford and a stable outlook for John Hancock. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the creditworthiness of the reinsurer becomes questionable. See the section entitled "Risk Factors -- Reinsurers' Failure to Fulfill Obligations" for further information. A majority of our reinsurance exposure has been ceded to companies rated A- or better by A.M. Best.

INFLATION RISK

Inflation risk arises as we invest substantial funds in nominal assets which are not indexed to the level of inflation, whereas the underlying liabilities are indexed to the level of inflation. Approximately 21% of our preneed policies with reserves of approximately $285,000 as of December 31, 2009 have death benefits that are guaranteed to grow with the Consumer Price Index. In times of rapidly rising inflation the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing a contract with payments tied to the Consumer Price Index. See " -- Derivatives."

In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation and we have not been able to increase premiums to keep pace with inflation.

UNION SECURITY INSURANCE COMPANY                                          93

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DERIVATIVES

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.

Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.

We have purchased a contract to partially hedge the inflation risk exposure inherent in some of our preneed insurance policies.

(K) EXECUTIVE OFFICERS


The table below sets forth certain information, as of April 30, 2010, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.



NAME                      AGE  POSITIONS
-------------------------------------------------------------------------------------------------------------------------------
John S. Roberts            54  President, Chief Executive Officer and Director; Executive Vice President, Assurant, Inc.
Kenneth D. Bowen           56  Vice President, General Counsel and Secretary
Dianna D. Duvall           49  Senior Vice President
Matthew K. Gilligan        57  Senior Vice President
Timothy W. Knott           48  Senior Vice President
Sheryle L. Ohme            60  Senior Vice President
Rosemary Polk              56  Senior Vice President
Karla Schacht              50  Senior Vice President
Joseph A. Sevcik           51  Senior Vice President
Joi A. Tillman             38  Vice President
J. Marc Warrington         42  Senior Vice President
Miles B. Yakre             41  Senior Vice President, Chief Financial Officer and Treasurer



JOHN S. ROBERTS, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR; EXECUTIVE VICE PRESIDENT, ASSURANT, INC. Please see Mr. Roberts' biography in the section below entitled "DIRECTORS".


KENNETH D. BOWEN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY. Mr. Bowen has served as Vice President, General Counsel and Secretary of the Company since May 2008, having previously served as Vice President and Assistant Secretary of the Company. Mr. Bowen has served in various in-house legal roles at Assurant Employee Benefits since 1983.

DIANNA D. DUVALL, SENIOR VICE PRESIDENT. Ms. Duvall has served as Senior Vice President of the Company since January 2004. Ms. Duvall has served in various management positions at Assurant Employee Benefits since its acquisition, including customer service, Life and Disability Underwriting, True Group and Dental Health Alliance networks.

MATTHEW K. GILLIGAN, SENIOR VICE PRESIDENT. Mr. Gilligan has served as Senior Vice President of the Company since February 2009. He also currently serves as President of Disability RMS, having served in various management positions at Disability RMS since 2003.

TIMOTHY W. KNOTT, SENIOR VICE PRESIDENT. Mr. Knott has served as Senior Vice President of the Company since February 2009, having previously served as Vice President since July 2008. Prior to this, he served as Vice President of Specialty Benefits Products and Operations for Principal Financial from April 2004 to July 2008.


SHERYLE L. OHME, SENIOR VICE PRESIDENT. Ms. Ohme has served as Senior Vice President of the Company since July 2008. Since the acquisition of Assurant Employee Benefits, Ms. Ohme has served in various management-related roles, including as Vice President, Claims of Assurant Employee Benefits from 2000 to 2008.

94                                          UNION SECURITY INSURANCE COMPANY

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ROSEMARY POLK, SENIOR VICE PRESIDENT.  Ms. Polk has served as Senior Vice
President of the Company, where she oversees human resources and development, since April 2009. She has served in the human resources and development areas of Assurant Employee Benefits since its acquisition, previously serving as Vice President beginning in 2000.

KARLA J. SCHACHT, SENIOR VICE PRESIDENT. Ms. Schacht has served as Senior Vice President of the Company since 2004. She also has served as Chief Information Officer of Assurant Employee Benefits since 2004 and as Chief Service Officer of Assurant Employee Benefits since 2008.

JOSEPH A. SEVCIK, SENIOR VICE PRESIDENT. Mr. Sevcik has served as Senior Vice President of the Company since July 2008. He leads Assurant Employee Benefits' marketing efforts and previously served as Vice President, Marketing from August 2007 to July 2008 and Second Vice President, Voluntary Marketing from August 2005 to August 2007. Prior to joining Assurant Employee Benefits, Mr. Sevcik was Assistant Vice President, Marketing and Client Experience at H&R Block.


JOI A. TILLMAN, VICE PRESIDENT. Ms. Tillman has served as Vice President since May 2008. Since she joined Assurant Employee Benefits in 1989, Ms. Tillman has held a variety of progressively senior roles at Assurant Employee Benefits, including officer and manager in 2005, Second Vice President and Regional Team Leader of Underwriting from 2006 to August 2007, Second Vice President and co-lead of the Easy To Do Business With team from August 2007 to January 2008 and Vice President, Voluntary Growth Initiative from January 2008 to January 2009 and Vice President, Customer Advocacy from January 2009 to the present.



J. MARC WARRINGTON, SENIOR VICE PRESIDENT. Mr. Warrington has served as Senior Vice President of the Company since 2005, and as Senior Vice President, Sales of Assurant Employee Benefits since 2005. Prior to that, Mr. Warrington served as Vice President of Sales at Assurant Employee Benefits since 2003.


MILES B. YAKRE, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
TREASURER. Mr. Yakre has served as Senior Vice President of the Company since August 2007 and as Chief Financial Officer and Treasurer of the Company since November 2009. He has also served as Chief Financial Officer of Assurant Employee Benefits since April 2008, having previously served as Senior Vice President and Chief Actuary of Assurant Employee Benefits from August 2007 to April 2008and Senior Vice President, Corporate Actuary and Treasurer of Assurant, Inc. from January 2005 to August 2007.

DIRECTORS

We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience and director positions held currently and/or during the last five years.

Each individual was selected to serve as a director of the Company because of his or her leadership position at the Company, Assurant, Inc., or the Assurant Employee Benefits division of Assurant, and the valuable experience with, and knowledge of, Assurant's operations and business lines that he or she brings to the Company's Board.


MICHAEL J. PENINGER, CHAIRMAN OF THE BOARD. Mr. Peninger, 55, has served as Chairman of the Board since January 15, 2010. He has served as Executive Vice President and Chief Financial Officer of Assurant, Inc. since March 2009, having served as Executive Vice President and Interim Chief Financial Officer since July 2007. Prior to this, he served as President and Chief Executive Officer of Assurant Employee Benefits since January 1999.


S. CRAIG LEMASTERS, DIRECTOR. Mr. Lemasters, 49, has served as a director of the Company since July 2006. He has also served as President and Chief Executive Officer of Assurant Solutions, a division of Assurant, and Executive Vice President of Assurant, Inc. since July 2005. From 2003 to 2005, Mr. Lemasters served as Executive Vice President and Chief Operating Officer for the consumer protection business line of Assurant Solutions.

CHRISTOPHER J. PAGANO, DIRECTOR. Mr. Pagano, 46, has served as a director of the Company since April 2009. He also has served as Executive Vice President, Treasurer and Chief Investment Officer of Assurant, Inc. since July 2007 and President of Assurant Asset Management, a division of Assurant, Inc., since January 2005.

JOHN S. ROBERTS, DIRECTOR. Mr. Roberts currently serves as President and Chief Executive Officer of the Company and of Assurant Employee Benefits, and Executive Vice President of Assurant, Inc. He served as on an interim basis as President and Chief Executive Officer of Assurant Employee Benefits from July 2007 to March 2009. He has served as a director of the Company since March 2009. Prior to that, he served as Senior Vice President of Assurant Employee Benefits and President of Disability RMS, an affiliate of the Company, since 2003.

SYLVIA R. WAGNER, DIRECTOR. Ms. Wagner, 61, was appointed as a director of the Company in January 2010. She has also served as Executive Vice President, Human Resources and Development of Assurant, Inc. since April 2009. She has previously served as Senior Vice President, Human Resources and Development of Assurant Employee Benefits since May 1995, where she was responsible for overseeing human resources and development, employee communications, clinical and behavioral health services, and community relations.

UNION SECURITY INSURANCE COMPANY                                          95

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(L) EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

I. EXECUTIVE SUMMARY

INTRODUCTION

This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2009:

John S. Roberts       President and Chief Executive Officer; Executive Vice
                      President, Assurant, Inc.
Miles B. Yakre        Senior Vice President, Chief Financial Officer and
                      Treasurer
Stacia N. Almquist    Vice President (formerly Treasurer)
Michael J. Peninger   Executive Vice President; Executive Vice President and
                      Chief Financial Officer, Assurant, Inc.
Sylvia R. Wagner      Senior Vice President; Executive Vice President, Human
                      Resources and Development, Assurant, Inc.
J. Marc Warrington    Senior Vice President

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs," and to Mr. Roberts as our "Chief Executive Officer" or "CEO." Ms. Almquist served as Treasurer until November 2009 and currently serves as Vice President, Dental Division of Assurant Employee Benefits.

Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs have roles at the Parent (or a division of the Parent) in addition to serving as officers of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2009 compensation of Mr. Peninger and Ms. Wagner, each of whom serves on the Parent's Management Committee, (1) was based on the Parent's compensation program, goals and objectives. The 2009 compensation of Messrs. Warrington and Yakre and Ms. Almquist was based on a compensation program focused principally on the goals and objectives of Assurant Employee Benefits, a division of Assurant. The Company comprises a large majority of Assurant Employee Benefits' business. Because Mr. Roberts serves as both the Chief Executive Officer of Assurant Employee Benefits and an Executive Vice President of the Parent, his 2009 compensation was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. All of our NEOs participate in the Parent's long-term equity incentive program.

For more detailed information on Assurant's 2009 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on April 8, 2010.

OUR EXECUTIVE COMPENSATION PRINCIPLES

Our core executive compensation principles are based on the principles of Assurant and are set forth below:

- Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)

- Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.

- A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.

- Our executive compensation programs should reinforce a culture of accountability that views risk management as a priority.

------------

(1) The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer, all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.

(2) Union Security Insurance Company does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

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96                                          UNION SECURITY INSURANCE COMPANY

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II. THE COMPENSATION DECISION MAKING PROCESS

The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Board on general aspects of Assurant's compensation and benefit policies.

The Assurant Compensation Committee determined the compensation of Messrs. Peninger and Roberts and Ms. Wagner because they served as executive officers of the Parent during 2009. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation, or that of Mr. Peninger or Ms. Wagner.

As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant. The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Messrs. Peninger and Roberts and Ms. Wagner).

The compensation of Mr. Yakre is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews Mr. Yakre's performance in consultation with Mr. Roberts as President and Chief Executive Officer of Assurant Employee Benefits, and makes decisions regarding his compensation. The compensation of Mr. Warrington is determined through a process whereby Mr. Roberts annually reviews the performance and compensation of his direct reports in consultation with Company's Senior Vice President, Human Resources and Development, and makes decisions regarding their compensation. The compensation of Ms. Almquist is determined through a process whereby Ms. Almquist's immediate supervisor annually reviews her performance and compensation in consultation with the Company's Senior Vice President, Human Resources and Development, and makes decisions regarding her compensation. The Chief Executive Officer also provides input, in consultation with the Company's Chief Financial Officer and Senior Vice President, Human Resources and Development, on the annual incentive plan performance goals that apply to the Company's NEOs other than those who serve as executive officers of the Parent.

LEVEL OF COMPENSATION PROVIDED

MARKET POSITIONING. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS -- ASSURANT'S COMPENSATION PEER GROUP. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operate are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics : similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:

-    Aetna Inc.                           -    Coventry Health Care, Inc.               -    Stancorp Financial Group, Inc.
-    Aflac Incorporated                   -    Genworth Financial, Inc.                 -    Sunlife Financial, Inc.
-    Cigna Corporation                    -    Hanover Insurance Group Inc.             -    Torchmark Corporation
-    Conseco, Inc.                        -    Humana Inc.                              -    Unum Group
-    CAN Financial Corporation            -    Markel Corporation                       -    W.R. Berkley Corporation
                                          -    Principal Financial Group, Inc.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS -- COMPANY MARKET SURVEY DATA. The Company is not a publicly-traded company and does not have a compensation peer group, however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base compensation at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short-term incentive compensation and long-term incentive compensation) is established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short-term incentive compensation and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

UNION SECURITY INSURANCE COMPANY                                          97

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III. ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

BASE SALARIES

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS. In December 2008, Towers Watson presented to the Assurant Compensation Committee peer group proxy statement data on annual base salaries for certain Assurant executive officers. Based on that information and its desire to compensate Mr. Roberts at the same level paid to his Management Committee peers ($500,000), Mr. Roberts' base salary was increased to $500,000. Additionally, upon Ms. Wagner's promotion to the position of Executive Vice President, Human Resources and Development of Assurant, her base salary increased to $400,000, effective March 1, 2009. Although the data indicated that base salaries for Assurant's named executive officers remained below median levels for comparable positions in the compensation peer group, in light of the extraordinary economic environment, the Assurant Compensation Committee did not approve any increases in base salary for these named executive officers, other than to increase Mr. Roberts' base salary to a level commensurate with that of his peers, and to increase Ms. Wagner's base salary upon her promotion. Mr. Peninger did not receive a base salary increase in 2009.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. The base salaries for Messrs. Warrington and Yakre and Ms. Almquist are intended to be competitive with that of available market data reviewed by the Company. In 2009, base salaries for these NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

ANNUAL INCENTIVE COMPENSATION

OVERVIEW. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2009 and 2010, focus on specific risk management objectives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include analyst expectations, results from prior years, opportunities for strategic growth and economic trends that may impact our business (E.G., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS. For Mr. Peninger and Ms. Wagner, top-line revenue growth is measured by a weighted average of the performance results of the business segments, and profitability is measured using consolidated operating earnings per share ("EPS") and operating return on equity ("ROE"). Consolidated operating EPS is determined by dividing net operating income ("NOI") for Assurant as a whole by the weighted average number of diluted shares of Assurant Common Stock outstanding during the year. Operating ROE for Assurant is determined by dividing NOI for Assurant as a whole by average stockholders' equity for the year, excluding accumulated other comprehensive income ("AOCI"). For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

For Mr. Roberts, financial targets apply to the Assurant Employee Benefits business segment. Top-line growth is measured through a combination of gross or net earned premiums and fees and gross written premium/new sales of designated products. Profitability is measured using NOI and operating return on equity ROE for the segment. NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

Performance against strategic development goals was evaluated for Messrs. Peninger and Roberts and Ms. Wagner in 2009 based on a composite of business-level results.

2009 PERFORMANCE GOALS AND RESULTS.

- FINANCIAL METRICS. In setting performance goals for 2009 for Messrs. Peninger and Roberts and Ms. Wagner, the Assurant Compensation Committee sought to establish challenging goals while recognizing the need to implement strategies for containing risk in a highly volatile market environment. The Assurant Compensation Committee anticipated that many financial services organizations would continue to experience fallout from the 2008 financial crisis in 2009. Accordingly, certain financial targets were adjusted downward from 2008 levels to encourage prudent deployment of available capital.

- ENTERPRISE RISK MANAGEMENT. To reinforce a culture that views risk management as a priority, in 2009 the Assurant Compensation Committee approved the following enterprise risk management objectives as our strategic development goals: (i) (a) establishing a structure for identifying material enterprise risks, and (b) defining parameters for catastrophe and portfolio risk and incorporating these parameters into strategic decision making, (ii) development and achievement of

98                                          UNION SECURITY INSURANCE COMPANY

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  specified goals under a compliance plan for each business segment and (iii)
  retention of individuals identified as key contributors and potential future senior executives. Each goal was weighted equally.

The following table sets forth performance goals applicable to Messrs. Peninger and Roberts and Ms. Wagner for 2009, along with the resulting multipliers:

                        MANAGEMENT COMMITTEE-LEVEL NEOS
           2009 ANNUAL INCENTIVE PERFORMANCE TARGETS AND RESULTS (1)

                           (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           2009
WEIGHT  PERFORMANCE METRIC                                     0.0         0.5         1.0         1.5         2.0        RESULTS
---------------------------------------------------------------------------------------------------------------------------------
        ASSURANT ENTERPRISE
(25%)   EPS                                                   $4.50       $4.70       $4.90       $5.10       $5.30         $3.9
(15%)   Annualized operating Return on Equity (ROE)           11.50   %   12.00   %   12.50   %   13.00   %   13.50   %    10.06
(40%)   Revenue Growth (2)                                                                                                   N/A
(20%)   Enterprise Risk Management (3)                                                                                       N/A
        ASSURANT EMPLOYEE BENEFITS
(25%)   Net Operating Income (NOI)                              $56         $60         $64         $68         $72        $42.2
(15%)   Operating Return on Equity (ROE)                      10.75   %   11.50   %   12.25   %   13.00   %   13.75   %     8.11
(40%)   Revenue Growth
        25% Net earned premium                                 $740        $770        $800        $830        $860       $747.0
        75% New sales                                          $145        $155        $165        $175        $185       $130.9
(20%)   Enterprise Risk Management (3)                                                                                       N/A

             PERFORMANCE  COMPOSITE
WEIGHT       MULTIPLIER   MULTIPLIER
------

(25%)           0.00
(15%)    %      0.00         0.76
(40%)           0.91
(20%)           1.97

(25%)           0.00
(15%)    %      0.00         0.41
(40%)
                0.12
                0.00
(20%)           1.97

(1) Dollar amounts applicable to performance metrics other than EPS are expressed in millions.

(2) The corporate-level revenue growth multiplier is determined based on a weighted average of the performance multipliers applicable to each business segment, which are weighted as follows: Assurant Specialty Property -- 25%; Assurant Solutions -- 30%; Assurant Health -- 25%; and Assurant Employee Benefits -- 20%. The revenue growth multiplier for Assurant Health was 1.47, based on weighted targets of $1.38 billon for net earned premium and fee income (25%) and $460 million for new sales (75%), and results of $1.42 billion for net earned premium and fee income and $490.9 million for new sales. The revenue growth multiplier for Assurant Solutions was 1.17, based on weighted targets of $2.1 billion for net earned premium and fee income (25%) and $2.9 billion for gross written premium (75%) and results of $2.29 billion for net earned premium and fee income and $2.86 billion for gross written premium. The revenue growth multiplier for Assurant Specialty Property was 0.75, based on weighted targets of $1.38 billion for net earned premium and fee income (25%) and $2.2 billion for gross earned written premium (75%) and results of $1.46 billion for net earned premium and fee income and $2.1 billion for gross written premium.

(3) The corporate-level enterprise risk management multiplier of 1.97 was determined based on the average of the multipliers for the following objectives, which were weighted equally: (i) (a) establishing a structure for identifying material enterprise risks, and (b) defining parameters for catastrophe and portfolio risk and incorporating these parameters into strategic decision making (2.0), (ii) development and achievement of specified goals under a compliance plan for each business segment (1.92) and (iii) retention of individuals identified as key contributors and future senior executives (2.0).

The performance targets included in the table above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each Management Committee-level NEO and the resulting annual incentive award payout for 2009:

              MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS:
                         2009 ANNUAL INCENTIVE PAYMENTS

                                   2009 TARGET                       2009                        2009 ANNUAL
NAMED EXECUTIVE OFFICER          ANNUAL INCENTIVE                 MULTIPLIER                  INCENTIVE PAYMENT
------------------------------------------------------------------------------------------------------------------
Michael J. Peninger                  $400,000                        0.76                          $304,000
                                                            (Assurant Enterprise)
John S. Roberts                      $400,000                        0.41                          $164,000
                                                         (Assurant Employee Benefits)
Sylvia Wagner                        $287,507                        0.76                          $218,506
                                                            (Assurant Enterprise)

2009 TARGET ANNUAL INCENTIVE AWARDS. Mr. Roberts' target annual incentive award opportunity was increased to the same level awarded to his Assurant Management Committee peers (80% of base salary). Upon her promotion to the position of Executive Vice President of the Parent, Ms. Wagner received an increase in annual incentive opportunity from 45% to 75% of base salary. Target annual incentive award levels remained at 80% of base salary for Mr. Peninger.


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UNION SECURITY INSURANCE COMPANY                                          99

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COMPANY-LEVEL NAMED EXECUTIVE OFFICERS.  Financial targets for Messrs. Yakre and
Warrington and Ms. Almquist apply to the Assurant Employee Benefits business segment. Top-line growth is measured through a combination of net earned premiums and new sales of designated products. Profitability is measured using NOI and operating return on equity ROE for the segment. NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

Performance against strategic development goals was evaluated for Messrs. Warrington and Yakre and Ms. Almquist based on division-level results at Assurant Employee Benefits.

2009 PERFORMANCE GOALS AND RESULTS.

- FINANCIAL METRICS. Financial metrics for Assurant Employee Benefits were determined on the same basis that financial metrics were determined for each of the Assurant's business segments, as described above under the heading " -- ANNUAL INCENTIVE COMPENSATION -- MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS --2009 PERFORMANCE GOALS AND RESULTS" above.

- ENTERPRISE RISK MANAGEMENT. For Messrs Warrington and Yakre, the components of the Enterprise Risk Management goal are based largely upon the components described above for the Management Committee-level NEOs, with objectives for the Assurant Employee Benefits segment's compliance-based sub-component that relate to: (i) the establishment of an ongoing compliance program for contract preparation and processing; (ii) oversight of third party administrators and (iii) information privacy and security.

  The 20% strategic development goal applicable to Ms. Almquist is comprised of two equally weighted components: (i) achievement of customer service results and (ii) level of completion of business specific training.

The following table sets forth performance goals applicable to Messrs. Warrington and Yakre and Ms. Almquist for 2009, along with the resulting multipliers:

                     COMPANY-LEVEL NAMED EXECUTIVE OFFICERS
             2009 ANNUAL INCENTIVE PERFORMANCE TARGETS AND RESULTS

                                         (dollar amounts expressed in millions)

        PERFORMANCE
WEIGHT  METRIC                             0.0                    0.5                    1.0               1.5          2.0
----------------------------------------------------------------------------------------------------------------------------------
        ASSURANT EMPLOYEE BENEFITS
(25%)   Net Operating Income (NOI)           $56                    $60                    $64               $68          $72
(15%)   Operating Return on Equity         10.75  %               11.50  %               12.25  %          13.00  %     13.75  %
        (ROE)
(40%)   Revenue Growth
        25% Net earned premium              $740                   $770                   $800              $830         $860
        75% New sales                       $145                   $155                   $165              $175         $185
(20%)   Enterprise Risk Management

         2009          PERFORMANCE      COMPOSITE        ADJUSTED
WEIGHT  RESULTS         MULTIPLIER      MULTIPLIER      MULTIPLIER
------

(25%)    $42.2             0.00
(15%)     8.11   %         0.00

(40%)                                      0.41            0.70
        $747.0             0.12
        $130.9             0.00
(20%)      N/A             2.00

(1)  Dollar amounts expressed in millions.

The annual incentive compensation result for Messrs. Warrington and Yakre and Ms. Almquist is based on an adjusted multiplier of 0.70 in light of increased revenues at Disability RMS, a division of Assurant Employee Benefits, and as a result of the acquisition of policies from the Shenandoah Life Insurance Company during 2009. In approving the adjusted multiplier, the Assurant Compensation Committee determined that it was appropriate to include the revenue from these two lines of business in the overall revenue growth component for Assurant Employee Benefits.

The performance targets included in the table above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

100                                         UNION SECURITY INSURANCE COMPANY

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The following table shows target annual incentive compensation, the weighted average multipliers for each Company-level NEO and the resulting annual incentive award payout for 2009:

                    COMPANY-LEVEL NAMED EXECUTIVE OFFICERS:
                         2009 ANNUAL INCENTIVE PAYMENTS

                                                    2009 TARGET                      2009                       2009 ANNUAL
           NAMED EXECUTIVE OFFICER                ANNUAL INCENTIVE                MULTIPLIER                 INCENTIVE PAYMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     0.70
 Stacia Almquist                                      $41,663            (Assurant Employee Benefits)             $29,164
                                                                                     0.70
 J. Marc. Warrington                                  $140,400           (Assurant Employee Benefits)             $98,280
                                                                                     0.70
 Miles B. Yakre                                       $130,275           (Assurant Employee Benefits)             $91,193

2009 TARGET ANNUAL INCENTIVE AWARDS. Ms. Almquist's target annual incentive award opportunity was increased from 20% to 25% of base salary and Mr. Yakre's target annual incentive award opportunity was increased from 40% to 45% of base salary. Mr. Warrington's target annual incentive award opportunity remained at 45% of base salary in 2009.

LONG-TERM EQUITY INCENTIVE COMPENSATION

Both Management Committee- and Company-level NEOs participate in Assurant's long-term equity incentive compensation program.

INTRODUCTION OF RSUS AND PSUS IN 2009. In connection with the adoption of the Assurant, Inc. Long Term Equity Incentive Plan (the "ALTEIP") in 2008, the Assurant Compensation Committee reviewed Assurant's long-term equity compensation program. All of the Company's NEOs participated in the program in 2009. The purpose of the review was to select a new vehicle that would:

- Encourage executives to focus on long-term decision making rather than on short-term changes in our stock price

- Enable us to measure our performance with respect to key financial measures (in addition to stock price) over an extended period relative to our competitors

-   Promote collaboration and cooperation across the global enterprise

At the conclusion of its review process, the Assurant Compensation Committee approved the use of RSUs and PSUs as Assurant's equity compensation vehicles. A stock unit represents the right to receive a share of common stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. Because stock units reflect the performance of actual shares of stock, the Assurant Compensation Committee determined that RSUs and PSUs were best suited to the promotion of an ownership culture. In addition, the relatively uniform tax treatment afforded to stock units internationally provides an effective platform for collaboration and cooperation throughout the global enterprise. The Assurant Compensation Committee also believes that a 50/50 split between RSU and PSU components of our long-term equity compensation program provides an appropriate balance between direct alignment with shareholders through equity holdings and performance-weighted equity compensation.

PSUS -- MEASURING RELATIVE PERFORMANCE. The Assurant Compensation Committee selected PSUs as an equity compensation vehicle to ensure that a portion of long-term equity compensation would be paid only if the Assurant made tangible progress with respect to key financial measures over an extended period. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against the performance of the other companies in the A.M. Best U.S. Insurance Index and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period.

The Assurant Compensation Committee established the following metrics for the 2009 - 2011 PSU performance cycle:

               METRIC                                                DEFINITION                                  WEIGHTING
----------------------------------------------------------------------------------------------------------------------------
Growth in EPS                         Year-over-year growth in Assurant's GAAP EPS                                  1/3
Growth in Revenue                     Year-over-year growth in total Assurant's GAAP revenue                        1/3
Total Shareholder Return              Percent change in Assurant stock price plus dividend yield percentage         1/3

As indicated in the chart below, executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained. Payouts for performance between the 25th and the 75th percentiles are determined on a straight-line basis using linear interpolation.

UNION SECURITY INSURANCE COMPANY                                         101

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2009 TARGET LONG-TERM EQUITY INCENTIVE AWARDS.

MANAGEMENT COMMITTEE-LEVEL NEOS. In February 2009, Towers Watson presented data to the Assurant Compensation Committee demonstrating that target total direct compensation was low compared to Assurant's compensation peer group, particularly with respect to long-term equity compensation. To bring the target total direct compensation opportunity for these NEOs to between the 25th and 50th percentiles of Assurant's compensation peer group, the Assurant Compensation Committee approved an increase in the target long-term incentive opportunity from 125% of base salary to 150% of base salary for Mr. Peninger and from 65% of base salary to 150% of base salary for Mr. Roberts. Additionally, upon Ms. Wagner's promotion to the position of Executive Vice President, Human Resources and Development of Assurant, the Assurant Compensation Committee approved an increase in her target long-term incentive opportunity from 40% of base salary to 75% of base salary.

COMPANY-LEVEL NEOS. Ms. Almquist's target long-term incentive opportunity was increased from 20% of base salary to 25% of base salary and Mr. Yakre's target long-term incentive opportunity was increased from 45% to 50% of base salary. Mr. Warrington's target long-term incentive opportunity remained the same at 40% of base salary for 2009.

CHANGES FOR 2010 - 2012 PSU PERFORMANCE CYCLE.

- SHIFT TO BOOK VALUE. In light of the significant volatility in EPS across the financial services sector, and in response to comments from our investors, the Assurant Compensation Committee decided to replace growth in GAAP EPS with growth in Assurant's book value per diluted share excluding AOCI as a performance metric for the 2010 - 2012 PSU performance cycle. The Assurant Compensation Committee believes that this change will provide a more consistent basis for comparing the Assurant's long-term financial performance to that of our competitors. The other metrics (growth in revenue and total shareholder return) remain the same for PSUs awarded in 2010.

- ADJUSTMENTS TO INDEX. The Assurant Compensation Committee also approved a change to the group of competitors used in the determination of our composite percentile ranking. For the 2010 - 2012 performance cycle, Assurant's performance will be measured against companies in the A.M. Best U.S. Insurance Index, excluding those with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes. This change will enable us to more accurately benchmark our performance against the performance of companies of comparable size that operate one or more businesses similar to ours.

Payments in respect of PSUs awarded under the ALTEIP are intended to be deductible, to the maximum extent possible, as "performance based compensation" within the meaning of Section 162(m). Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE -- LONG TERM INCENTIVE AWARDS" below.

STOCK OWNERSHIP GUIDELINES. Ownership of Assurant stock is an important vehicle for aligning the interests of executives and the Parent's shareholders. For this reason, Assurant has implemented ownership requirements that apply to those NEOs who serve on Assurant's Management Committee (Messrs. Peninger and Roberts and Ms. Wagner). If any of them fails to comply with the guidelines by the later of July 1, 2011 or five years following the date of his or her permanent appointment to a specified position, he or she will be prohibited from selling any shares of Assurant stock until compliance is achieved. Additional information about Assurant's Stock Ownership Guidelines is provided under the heading " -- STOCK OWNERSHIP GUIDELINES" below.

COMPENSATION LEVELS AND PAY MIX FOR 2010

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS

In January 2010, Towers Watson presented data to the Assurant Compensation Committee demonstrating that the target total direct compensation opportunity provided to the Management Committee-level NEOs continued to fall below median levels for similarly-situated executives at companies in Assurant's compensation peer group. The Assurant Compensation Committee approved compensation increases designed to bring target total direct compensation opportunities closer to median levels for each position. To ensure that the interests of the Management Committee-level NEOs and Assurant's shareholders remain aligned, adjustments were made primarily to the long-term incentive pay component for Messrs. Peninger and Roberts and Ms. Wagner, as detailed below:

- CEO COMPENSATION. To reflect Mr. Roberts' permanent appointment as Chief Executive Officer of Assurant Employee Benefits, Mr. Roberts's annual incentive opportunity for 2010 increased from 80% to 90% of base salary. The Assurant Compensation Committee approved an increase in the long-term incentive component of Mr. Roberts's compensation from 150% to 175% of base salary.

- MR. PENINGER'S COMPENSATION. To reflect Mr. Peninger's permanent appointment as the Assurant's Chief Financial Officer, the Assurant Compensation Committee approved an increase in base salary from $500,000 to $550,000, an increase in

102                                         UNION SECURITY INSURANCE COMPANY

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  annual incentive opportunity from 80% to 100% of base salary and an increase in long-term incentive opportunity from 150% to 200% of base salary.

- MS. WAGNER'S COMPENSATION. To bring Ms. Wagner's compensation closer to that of her Management Committee peers, the Assurant Compensation Committee approved an increase in base salary from $400,000 to $440,000, an increase in annual incentive opportunity from 75% to 90% of base salary and an increase in long-term incentive opportunity from 75% to 125% of base salary. Ms. Wagner was also awarded a transition bonus of $65,000 to provide assistance with travel expenses incurred by Ms. Wagner in commuting between the Company's offices in Kansas City and the Parent's offices in New York.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. Other NEOs. For 2010, Ms. Almquist, Mr. Yakre and Mr. Warrington received increases in base salary to $185,000, $295,300 and $318,240, respectively. Mr. Yakre also received an increase in his annual incentive opportunity from 45% to 50% of base salary.

IV. BENEFITS AND PERQUISITES

The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to the Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.

CHANGE OF CONTROL BENEFITS. Assurant is party to a change of control agreement (each, a "COC Agreement") with Messrs Peninger, Roberts, Warrington and Yakre and Ms. Wagner. The purpose of these COC Agreements is to enable these executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with Messrs. Peninger and Ms. Wagner apply in the context of a change of control of Assurant (as defined in the COC Agreement); COC Agreements with Messrs. Roberts, Warrington and Yakre apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement).

During 2009, the COC Agreements with all applicable NEOs included tax gross-up provisions intended to mitigate the impact of the federal excise tax imposed on certain payments under IRC Section 280G. However, effective as of February 1, 2010, Messrs. Peninger and Roberts and Ms. Wagner, who serve as members of Assurant's Management Committee, entered into an amendment eliminating the excise tax gross up provisions in his or her COC Agreement with Assurant. Accordingly, they are entitled to receive either (i) the full benefits payable in connection with a change of control (whether under the COC Agreement or otherwise) or (ii) a reduced amount that falls below the applicable safe harbor provided under the IRC, whichever amount generates the greater after-tax value for the executive.

Tax gross-up provisions in the COC Agreement with Messrs. Warrington and Yakre still exist. These agreements provide that, in the event that change of control payments are subject to an excise tax under IRC Section 4999, the executive will be entitled to receive an additional payment such that he is placed in the same after-tax position as if no excise tax had been imposed. However, if the change of control payments exceeded the maximum amount that the executive could have received without being subject to the tax by five percent or less, then the executive will not receive the gross-up payment and instead the change of control payments will be reduced to the maximum amount that the executive could have received without being subject to the tax.

The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE -- CHANGE OF CONTROL AGREEMENTS" below.

RETIREMENT PLANS. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($245,000 for 2009). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Additional information regarding the terms and conditions of these plans is provided under the headings "NARRATIVE TO THE PENSION BENEFITS TABLE" below and "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" below.

UNION SECURITY INSURANCE COMPANY                                         103

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DEFERRED COMPENSATION PLANS.  Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of
Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.

Additional information regarding the terms and conditions of these plans is provided under the heading "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" below.

HEALTH AND WELFARE BENEFITS. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the standard coverage and provides a maximum monthly benefit of $25,000, less amounts payable under the group policy. (3) This coverage is provided through the purchase of individual policies on a bi-annual basis and is fully paid for by Assurant.

COMMUTING EXPENSES. In 2009 and prior years, Assurant reimbursed Messrs. Peninger and Roberts for commuting expenses incurred in connection with their services as Interim Chief Financial Officer and Interim President and Chief Executive Officer, Assurant Employee Benefits, respectively. Additionally, the Company reimbursed Ms. Wagner during 2009 for commuting expenses incurred in connection with her transition from Kansas City to New York.

FINANCIAL PLANNING. In 2009 and prior years, certain NEOs and directors were entitled to financial planning services (and may have received a tax gross-up for such expenses). As part of Assurant's cost reduction initiatives, this benefit was eliminated for Management Committee-level NEOs effective January 1, 2010.


Additional information regarding executive LTD, commuting and financial planning benefits is provided in footnote 4 to the Summary Compensation Table below.


V. 2009 SPECIAL PROMOTION AWARDS

2009 was a transition year for Assurant's management team. Lesley Silvester, formerly the Company's Executive Vice President, retired on July 1, 2009, and Ms. Wagner was promoted to Executive Vice President, Human Resources and Development effective April 1, 2009. Effective as of March 15, 2009, Michael Peninger was promoted to the position of Executive Vice President and Chief Financial Officer of Assurant, Inc., a position he had held on an interim basis since July 18, 2007, and John Roberts was promoted to the position of President and Chief Executive Officer, Assurant Employee Benefits, a position he had held on an interim basis while Mr. Peninger was serving as Assurant's Interim Chief Financial Officer. Special promotion arrangements entered into in connection with these transitions are addressed below.

2009 SPECIAL PROMOTION AWARDS. Effective as of March 15, 2009, Mr. Peninger was promoted to Executive Vice President and Chief Financial Officer of Assurant and Mr. Roberts was promoted to President and Chief Executive Officer, Assurant Employee Benefits. In recognition of their respective appointments, and to facilitate Mr. Peninger's transition to Assurant's headquarters in New York, on July 13, 2009, the Assurant Compensation Committee awarded one-time special bonuses equal to 100% of base salary, or $500,000, in the case of Mr. Peninger and 60% of base salary, or $300,000, in the case of Mr. Roberts. Each award was paid in a cash lump sum on July 31, 2009.

2009 SPECIAL RSU AWARD. In recognition of Ms. Wagner's promotion to Executive Vice President, Human Resources and Development of Assurant, the Assurant Compensation Committee awarded her a grant of 40,000 RSUs that vest in five equal annual installments on each of the first five anniversaries of the grant date.

104                                         UNION SECURITY INSURANCE COMPANY

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VII. RELATED POLICIES AND CONSIDERATIONS

PARENT STOCK OWNERSHIP GUIDELINES

As noted above, Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (some of whom are NEOs of the Company) and non-employee directors. Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:

Assurant, Inc. Non-Employee Director    Must own Assurant stock with a market
                                        value equal to 5 times the annual base
                                        cash retainer
Assurant, Inc. Chief Executive Officer  Must own Assurant stock with a market value equal to 5 times current base
                                        salary
Assurant, Inc. Executive Vice           Must own Assurant stock with a market
 President (including Chief Financial   value equal to 3 times current base
 Officer and operating segment Chief    salary
 Executive Officers)

Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Messrs. Peninger and Roberts and Ms. Wagner who serve as members of Assurant's Management Committee. Mr. Peninger has a compliance date of July 1, 2011. Compliance dates for Messrs. Roberts and Wagner are March 15, 2014 and April 1, 2014 respectively. Eligible sources of Assurant shares include personal holdings, restricted stock, RSUs, 401(k) holdings and Assurant's Employee Stock Purchase Plan shares. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance.

TIMING OF EQUITY GRANTS

Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year. If the Assurant Compensation Committee decides that a second grant in the same calendar year is necessary for, among other reasons, salary adjustments, promotions or new hires, additional awards under the ALTEIP may be granted on the second Thursday in November.

TAX AND ACCOUNTING IMPLICATIONS

Under Section 162(m), certain compensation amounts in excess of $1million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by shareholders. The Assurant Compensation Committee continues to emphasize performance-based compensation for Assurant's executives and seeks to minimize the impact of Section 162(m). However, because the Assurant Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary to successfully execute the Company's business strategy, in any year the Assurant Compensation Committee may approve non-performance based compensation (as defined for purposes of Section 162(m)) in excess of $1 million.

The compensation that Assurant pays to the NEOs is reflected in our financial statements as required by U.S. generally accepted accounting principles. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

UNION SECURITY INSURANCE COMPANY                                         105

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                    COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION

The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2009, 2008 and 2007, as applicable.

        SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2009, 2008 AND 2007



          NAME AND                                                     STOCK              OPTION
          PRINCIPAL                  SALARY       BONUS (3)          AWARDS (1)         AWARDS (1)
          POSITION             YEAR    ($)           ($)                ($)                 ($)
             (A)               (B)     (C)           (D)                (E)                 (F)
------------------------------------------------------------------------------------------------------
John S. Roberts,
President and Chief            2009  500,000       300,000             752,391   (4)           --
 Executive Officer;            2008  415,000        67,438             444,610            283,307
 Executive Vice                2007  340,998             0              35,618            130,415
 President, Assurant, Inc.
Miles Yakre,
Senior Vice President,         2009  289,500             0             145,202                  0
 Chief Financial Officer       2008  276,196        28,000              45,759            125,051
 and Treasurer                 2007  254,600             0             269,381            131,010
Stacia Almquist,
Vice President                 2009  166,561             0              40,894                  0
 and former Treasurer          2008  157,850         7,893               7,885             33,912
                               2007  142,313             0                   0             15,824
Michael J. Peninger,
Executive Vice President;      2009  500,000       500,000             752,391                 --
 Executive Vice President      2008  500,000       100,000             406,242            649,274
 and Chief Financial           2007  470,000       500,000             105,730            386,480
 Officer, Assurant, Inc.
Sylvia Wagner,
Senior Vice President;         2009  383,343             0            1,111,373                 0
 Executive Vice                2008  287,000        32,288              28,687            122,225
 President, Human              2007  275,828             0              33,180            100,640
 Resources and
 Development,
 Assurant, Inc.
J. Marc Warrington,
Senior Vice President          2009  312,000                           125,202                  0
                               2008  300,000        33,750              30,022            127,877
                               2007  284,625             0              42,411            104,213

                                                      CHANGE IN
                                                       PENSION
                                                      VALUE AND
                                  NON-EQUITY        NONQUALIFIED             ALL
          NAME AND              INCENTIVE PLAN        DEFERRED              OTHER
          PRINCIPAL              COMPENSATION       COMPENSATION      COMPENSATION (4)     TOTAL
          POSITION                    ($)          EARNINGS (2)($)           ($)            ($)
             (A)                      (G)                (H)                 (I)            (J)
-----------------------------  -------------------------------------------------------------------
John S. Roberts,
President and Chief                 164,000            242,105             139,797        2,098,293
 Executive Officer;                 310,213                  0              64,192        1,584,760
 Executive Vice                     317,250                  0              38,425         862,706
 President, Assurant, Inc.
Miles Yakre,
Senior Vice President,               91,193             39,994              32,423         598,312
 Chief Financial Officer            127,050             51,974              37,683         691,713
 and Treasurer                      190,441             43,150              55,246         943,828
Stacia Almquist,
Vice President                       29,164             10,401              14,717         261,737
 and former Treasurer                36,305              9,894              15,384         269,123
                                     53,225              6,386              11,325         229,073
Michael J. Peninger,
Executive Vice President;           304,000            602,190             228,301        2,886,882
 Executive Vice President           460,000            422,417             198,915        2,736,848
 and Chief Financial                658,000            296,736             152,379        2,569,325
 Officer, Assurant, Inc.
Sylvia Wagner,
Senior Vice President;              218,506            205,843             107,120        2,026,185
 Executive Vice                     148,522            207,110              40,631         866,463
 President, Human                   206,319            106,435              28,653         751,055
 Resources and
 Development,
 Assurant, Inc.
J. Marc Warrington,
Senior Vice President                98,280             40,911              80,920         657,313
                                    155,250             46,350              74,557         767,806
                                    239,512             20,825              72,148         763,734


(1) The amounts reported in column (e) for 2009 represent awards of PSUs and RSUs, and for 2008 and 2007 represent awards of restricted stock. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.

     The 2009 PSU values included in column (e) are computed based on the achievement of target level performance for each award. Assuming the achievement of maximum level performance for each NEO, the amounts in column (e)(representing both RSUs and PSUs) would be as follows: for Mr. Peninger, $941,090; for Mr Yakre $181,619; for Mr. Roberts, $941,090; and for Ms. Almquist $51,151; for Ms. Wagner $1,186,856 and for Mr. Warrington, $156,603. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION -- PERFORMANCE SHARE UNITS", of the Assurant Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC (the "Assurant 2009 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

     The SARs amounts reported in column (f) for 2008 and 2007 are consistent with the grant date fair value computed in accordance with FASB ASC Topic
     718. The fair value of each outstanding SAR was estimated on the grant date using a Black-Scholes option-pricing model and expense is amortized over the applicable vesting period. Please see Footnote 18, "STOCK BASED COMPENSATION -- STOCK APPRECIATION RIGHTS", of the Assurant 2009 Form 10-K for a discussion of the Black-Scholes option-pricing model and the assumptions used in this valuation.

(2) The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2008 to December 31, 2009, from December 31, 2007 to December 31, 2008 and from December 31, 2006 to December 31, 2007. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2007, December 31, 2008 or December 31, 2009 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2006, December 31, 2007 or December 31, 2008, as applicable. Present values of accumulated benefits at December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009 use the same assumptions as included in the financial statements in

106                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

     Assurant's Annual Reports on Form 10-K for the fiscal years ending December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009,
     respectively, as filed with the SEC.

(3) The amounts in column (d) for each of Messrs. Peninger and Roberts reflect special promotion bonuses awarded on July 13, 2009. Mr. Peninger received a special bonus equal to 100% of his base salary, or $500,000, in recognition of his promotion to Executive Vice President and Chief Financial Officer of the Parent, and Mr. Roberts received a special bonus equal to 60% of his base salary, or $300,000, in recognition of his promotion to President and Chief Executive Officer, Assurant Employee Benefits. The 2008 amounts in column (d) for each NEO represent a one-time special appreciation bonus, equal to 25% of the NEO's 2008 annual short term incentive program target award, paid by the Parent to express its special appreciation for the NEO's efforts during 2007. The 2007 amount in column (d) represents a discretionary bonus of $500,000 granted to Mr. Peninger in 2007 recognition of his increased responsibilities as Interim Chief Financial Officer and because his compensation was not adjusted at the time of his appointment.

(4) The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Executive 401(k) Plan, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents; and certain other amounts during 2009:

                                                      PARENT             PARENT           PERQUISITES
                                                   CONTRIBUTIONS      CONTRIBUTIONS        AND OTHER
                                  EXECUTIVE        TO EXECUTIVE        TO ASSURANT          PERSONAL
            NAME                     LTD              401(K)             401(K)             BENEFITS
---------------------------------------------------------------------------------------------------------
John S. Roberts                       $817            $60,566            $17,150             $45,315   (2)
Miles Yakre                             $0            $12,009            $17,150
Stacia Almquist                         $0                 $0            $14,207
Michael J. Peninger                 $4,533            $85,050            $17,150            $105,183   (3)
Sylvia Wagner                         $633            $20,081            $17,150             $47,564   (4)
J. Marc Warrington                      $0            $15,558            $17,150              40,361   (5)


                                 DIVIDENDS AND
                                   DIVIDEND         TAX GROSS-UP
            NAME                EQUIVALENTS (1)       PAYMENTS       TOTAL
-----------------------------  ---------------------------------------------
John S. Roberts                     $15,949                --       $139,797
Miles Yakre                          $3,264                --        $32,423
Stacia Almquist                        $510                --        $14,717
Michael J. Peninger                 $16,385                --       $228,301
Sylvia Wagner                       $21,692                --       $107,120
J. Marc Warrington                   $1,760            $6,091   (6)  $80,920

(1) The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2009 on unvested awards of restricted stock and RSUs, respectively, that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) for each of 2008 and 2007 also reflect the dollar value of dividends paid on restricted stock that were not factored into the grant date fair values reported in column (e). No dividends or dividend equivalents were paid on PSUs in 2009.


(2) This amount includes (1) Parent paid expenses totaling $32,301 for Mr. Roberts' commuting expenses to Kansas City, including lease payments, incidental expenses and related payments in connection with his service as Interim President and Chief Executive Officer of Assurant Employee Benefits; and (2) expenses totaling $13,000 for Mr. Roberts' use of financial planning services.



(3) This amount includes (1) Parent paid expenses totaling $20,697 for airfare and related commuting expenses incurred by Mr. Peninger in traveling to and from his primary residence in Kansas; and (2) Parent paid expenses relating to spousal travel in connection with his service as Interim Chief Financial Officer


(4) This amount includes (1) Parent paid expenses totaling $38,899 for airfare and related commuting expenses incurred by Ms. Wagner in traveling to and from her primary residence in Kansas City and (2) Ms. Wagner's use of financial planning services totaling $8,665 offered by the Parent.


(5) This amount includes (1) expenses paid totaling $30,611 for club membership dues and (2) $9,750 for Mr. Warrington's use of financial planning services. While only a portion of the club membership dues listed above may have been for personal use by Mr. Warrington, the Company has elected to list the full amount as a perquisite.



(6) This amount represents a gross-up of taxes for Mr. Warrington's use of financial planning services.

UNION SECURITY INSURANCE COMPANY                                         107

-------------------------------------------------------------------------------

GRANTS OF PLAN-BASED AWARDS

The table below sets forth individual grants of awards made to each NEO during 2009.

             GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2009

                                                           ESTIMATED FUTURE
                                                       PAYOUTS UNDER NON-EQUITY
                                                       INCENTIVE PLAN AWARDS (1)
                                            THRESHOLD         TARGET             MAXIMUM
       NAME              GRANT DATE            ($)              ($)                ($)
        (A)                  (B)               (C)              (D)                (E)
---------------------------------------------------------------------------------------------
John S. Roberts           3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            400,000            800,000
Miles B. Yakre            3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            130,275            260,550
Stacia N. Almquist        3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0             41,663             83,325
Michael J. Peninger       3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            400,000            800,000
Sylvia R. Wagner          3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            287,507            575,014
J. Marc Warrington        3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            140,400            280,800


                                      ESTIMATED FUTURE
                                    PAYOUTS UNDER EQUITY
                                    INCENTIVE PLAN AWARDS
                        THRESHOLD          TARGET           MAXIMUM
       NAME                (#)              (#)               (#)
        (A)                (F)              (G)               (H)
-------------------  ---------------------------------------------------
John S. Roberts              --                --                --
                          9,255            18,509            27,764
                             --                --                --
Miles B. Yakre               --                --                --
                          1,786             3,572             5,358
                             --                --                --
Stacia N. Almquist           --                --                --
                            503             1,006             1,509
                             --                --                --
Michael J. Peninger          --                --                --
                          9,255            18,509            27,764
                             --                --                --
Sylvia R. Wagner             --                --                --
                          3,702             7,404            11,106
                             --                --                --
                             --                --                --
J. Marc Warrington           --                --                --
                          1,540             3,080             4,620
                             --                --                --

                        ALL OTHER         ALL OTHER
                          STOCK            OPTION
                         AWARDS:           AWARDS:         EXERCISE            GRANT
                        NUMBER OF         NUMBER OF         OR BASE          DATE FAIR
                          SHARES         SECURITIES        PRICE OF          STOCK AND
                         OF STOCK        UNDERLYING         OPTION             OPTION
                         OR UNITS          OPTIONS          AWARDS             AWARDS
       NAME                (#)               (#)          ($/SH) (2)          ($) (2)
        (A)                (I)               (J)              (K)               (L)
-------------------  ----------------------------------------------------------------------
John S. Roberts           18,509              --             20.26            $374,992
                              --              --             20.39            $377,399
                              --              --                --                  --
Miles B. Yakre             3,572              --             20.26             $72,369
                              --              --             20.39             $72,833
                              --              --                --                  --
Stacia N. Almquist         1,006              --             20.26             $20,382
                              --              --             20.39             $20,512
                              --              --                --                  --
Michael J. Peninger       18,509              --             20.26            $374,992
                              --              --             20.39            $377,399
                              --              --                --                  --
Sylvia R. Wagner           7,404              --             20.26            $150,005
                              --              --             20.39            $150,968
                          40,000              --             20.26            $810,400
                              --              --                --                  --
J. Marc Warrington         3,080              --             20.26             $62,401
                              --              --             20.39             $62,801
                              --              --                --                  --

(1) The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2009 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

(2) The base price of 2009 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of Assurant, Inc. Common Stock on the grant date.

     The base price of 2009 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION --PERFORMANCE SHARE UNITS", of the Assurant 2009 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
TABLE

ANNUAL INCENTIVE AWARDS

Annual incentive awards for Messrs. Peninger and Roberts are paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan, a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. In 2009, the Parent Compensation Committee exercised negative discretion to reduce participants' awards by applying the performance goals described in the CD&A under the heading " -- ANNUAL INCENTIVE COMPENSATION" above. The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals.

Annual incentive payments for Messrs. Warrington and Yakre and Ms. Wagner and Ms. Almquist were paid pursuant to the annual incentive program applicable to the Parent or Assurant Employee Benefits, as applicable. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A -- ANNUAL INCENTIVE COMPENSATION."

108                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

LONG TERM EQUITY INCENTIVE AWARDS

The Parent's outstanding equity-based awards have been granted under two long-term incentive compensation plans, the ALTEIP and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. In 2009, 50% of each NEO's target long-term equity incentive award was provided in the form of RSUs, and 50% in the form of PSUs. The RSUs vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2009.

              OUTSTANDING EQUITY AWARDS TABLE FOR FISCAL YEAR 2009

                                      OPTION AWARDS (1)                STOCK AWARDS (1)
                                ------------------------------  ------------------------------

                                                                    EQUITY
                                                                  INCENTIVE
                                                                     PLAN
                                                                   AWARDS:
                                 NUMBER OF        NUMBER OF       NUMBER OF
                                 SECURITIES      SECURITIES       SECURITIES
                                 UNDERLYING      UNDERLYING       UNDERLYING
                                UNEXERCISED      UNEXERCISED     UNEXERCISED
                                  OPTIONS          OPTIONS         UNEARNED     OPTION EXERCISE
                                    (#)              (#)           OPTIONS          PRICE(2)      OPTION EXPIRATION
            NAME               EXERCISABLE(2)   UNEXERCISABLE        (#)              ($)              DATE(2)
             (A)                    (B)              (C)             (D)              (E)                (F)
--------------------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS                Converted
                               SARs(2)
                                        7,909                                         31.30            01/01/2014
                               All Other SARs
                                        8,397                                         35.64            06/30/2010
                                        9,595                                         49.25            04/01/2011
                                                    10,950 (4)                        53.48            03/08/2012
                                                    20,050 (5)                        60.65            03/13/2013
MILES B. YAKRE                 Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                       10,313                                         49.25            04/01/2011
                                                    11,000 (4)                        53.48            03/08/2012
                                                    8,850  (5)                        60.65            03/13/2013

                                                                                 EQUITY
                                                                               INCENTIVE
                                                               EQUITY             PLAN
                                                              INCENTIVE         AWARDS:
                                                                PLAN           MARKET OR
                                                 MARKET        AWARDS:           PAYOUT
                                  NUMBER OF     VALUE OF      NUMBER OF         VALUE OF
                                   SHARES       SHARES OR     UNEARNED          UNEARNED
                                  OR UNITS      UNITS OF       SHARES,          SHARES,
                                  OF STOCK        STOCK       UNITS OR          UNITS OR
                                    THAT          THAT          OTHER            OTHER
                                    HAVE          HAVE         RIGHTS            RIGHTS
                                     NOT           NOT        THAT HAVE        THAT HAVE
                                   VESTED       VESTED(3)    NOT VESTED      NOT VESTED(3)
            NAME                     (#)           ($)           (#)              ($)
             (A)                     (G)           (H)           (I)              (J)
-----------------------------  -------------------------------------------------------------
JOHN S. ROBERTS

                                      224  (6)     6,604
                                      742  (7)    21,874
                                    7,840  (8)   231,123
                                    1,000  (9)    29,480
                                    18,509 (10)  545,645
                                                                18,509 (11)      545,645
MILES B. YAKRE

                                      199  (6)     5,867
                                    1,336  (13)   39,385
                                      328  (7)     9,669
                                      125  (14)    3,685
                                    3,572  (10)  105,303
                                                                3,572  (11)      105,303

UNION SECURITY INSURANCE COMPANY                                         109

-------------------------------------------------------------------------------

                                                                    EQUITY
                                                                  INCENTIVE
                                                                     PLAN
                                                                   AWARDS:
                                 NUMBER OF        NUMBER OF       NUMBER OF
                                 SECURITIES      SECURITIES       SECURITIES
                                 UNDERLYING      UNDERLYING       UNDERLYING
                                UNEXERCISED      UNEXERCISED     UNEXERCISED
                                  OPTIONS          OPTIONS         UNEARNED     OPTION EXERCISE
                                    (#)              (#)           OPTIONS          PRICE(2)      OPTION EXPIRATION
            NAME               EXERCISABLE(2)   UNEXERCISABLE        (#)              ($)              DATE(2)
             (A)                    (B)              (C)             (D)              (E)                (F)
--------------------------------------------------------------------------------------------------------------------
STACIA N. ALMQUIST             Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                                    1,600  (4)                        53.48            03/08/2010
                                                    2,400  (5)                        60.65            03/13/2013
MICHAEL J. PENINGER            Converted
                               SARs(2)
                                       20,136                                         26.82            01/01/2010
                                       14,801                                         22.00            01/01/2010
                                       24,283                                         30.11            01/01/2011
                                       16,053                                         22.00            01/01/2011
                                       18,409                                         22.00            01/01/2012
                                       24,668                                         30.83            01/01/2012
                                       23,645                                         33.45            01/01/2013
                                       15,746                                         22.00            01/01/2013
                                       26,169                                         31.30            01/01/2014
                                       12,409                                         22.00            01/01/2014
                               All Other SARs
                                       32,893                                         35.64            06/30/2010
                                       35,924                                         49.25            04/01/2011
                                                    32,450 (4)                        53.48            03/08/2012
                                                    45,950 (5)                        60.65            03/13/2013
SYLVIA R. WAGNER               Converted
                               SARs(2)
                                        3,252                                         22.00            01/01/2010
                                        4,416                                         26.82            01/01/2010
                                        3,706                                         22.00            01/01/2011
                                        5,603                                         30.11            01/01/2011
                                        5,729                                         30.83            01/01/2012
                                        4,271                                         22.00            01/01/2012
                                        3,657                                         22.00            01/01/2013
                                        5,494                                         33.45            01/01/2013
                                        3,450                                         22.00            01/01/2014
                                        7,276                                         31.30            01/01/2014
                               All Other SARs
                                        7,717                                         35.64            06/30/2010
                                        9,667                                         49.25            04/01/2011
                                                    8,450  (4)                        53.48            03/08/2012
                                                    8,650  (5)                        60.65            03/13/2013
J. MARC WARRINGTON             Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                        8,572                                         49.25            04/01/2011
                                                    8,750  (4)                        53.48            03/08/2012
                                                    9,050  (5)                        60.65            03/13/2013

                                                                                 EQUITY
                                                                               INCENTIVE
                                                               EQUITY             PLAN
                                                              INCENTIVE         AWARDS:
                                                                PLAN           MARKET OR
                                                 MARKET        AWARDS:           PAYOUT
                                  NUMBER OF     VALUE OF      NUMBER OF         VALUE OF
                                   SHARES       SHARES OR     UNEARNED          UNEARNED
                                  OR UNITS      UNITS OF       SHARES,          SHARES,
                                  OF STOCK        STOCK       UNITS OR          UNITS OR
                                    THAT          THAT          OTHER            OTHER
                                    HAVE          HAVE         RIGHTS            RIGHTS
                                     NOT           NOT        THAT HAVE        THAT HAVE
                                   VESTED       VESTED(3)    NOT VESTED      NOT VESTED(3)
            NAME                     (#)           ($)           (#)              ($)
             (A)                     (G)           (H)           (I)              (J)
-----------------------------  -------------------------------------------------------------
STACIA N. ALMQUIST

                                       87  (7)     2,565
                                    1,006  (10)   29,657
                                                                1,006  (11)      29,657
MICHAEL J. PENINGER

                                      661  (6)    19,486
                                    1,719  (7)    50,676
                                    7,840  (8)   231,123
                                    18,509 (10)  545,645
                                                                18,509 (11)      545,645
SYLVIA R. WAGNER

                                      174  (6)     5,130
                                      316  (7)     9,316
                                    40,000 (12) 1,179,200
                                    7,404  (10)  218,270
                                                                7,404  (11)      218,270
J. MARC WARRINGTON

                                      178  (6)     5,247
                                      331  (7)     9,758
                                    3,080  (10)   90,798
                                                                3,080  (11)      90,798

(1) These columns represent awards under the ALTEIP, ALTIP, Business Value Rights Plan (the "BVR Plan") and their predecessor plans. Awards are either SARs, restricted stock, RSUs or PSUs.

     The BVR Plan is a subplan of the Assurant, Inc. 2004 Long-Term Incentive Plan, under which SARs may be granted to eligible employees. SARs granted under the BVR Plan vest and are automatically exercised (and will thereupon expire) on the earliest of (i) the third anniversary of the grant date,
     (ii) the date of grantee's retirement, disability, or death, or (iii) the date of a Change of Control (as defined in the 2004 Long-Term Incentive Plan"). While certain awards remain outstanding under the BVR Plan, no grants are being made any longer under the BVR Plan.

110                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

(2) Until June 29, 2005, the Parent maintained the Assurant Appreciation Incentive Rights Plan ("AAIR Plan"), which provided for the issuance of Assurant, Inc. and operating segment cash settled appreciation rights ("AAIR Plan rights"). In 2005, the Parent decided to no longer issue operating segment rights or cash settled appreciation rights. The ALTIP was adopted to provide for the payment of appreciation to participants in the form of Assurant, Inc. Common Stock. As a result of the adoption of the ALTIP, the AAIR Plan rights were converted into SARs on June 30, 2005. The intrinsic value of the converted SARs did not change from that of the AAIR Plan rights. "Converted SARs" refers to the AAIR Plan rights (granted over several years prior to our initial public offering) that were converted to SARs on June 30, 2005. In delivering equivalent intrinsic value to the converted SARs, differing base prices may have resulted. Therefore, certain converted SARs with the same expiration date may have differing base prices in the table above.

(3) The value was determined using the December 31, 2009 closing price of Assurant, Inc. Common Stock of $29.48.

(4)  This award vested on March 8, 2010.

(5)  This award vests on March 13, 2011.

(6) This restricted stock award was granted on March 8, 2007 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(7) This restricted stock award was granted on March 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(8) This restricted stock award was granted on November 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(9) This restricted stock award was granted on January 8, 2008 with 1,000 shares to vest on the first anniversary of the grant date and 500 shares to vest on each of the second and third anniversaries of the grant date.

(10) This restricted stock unit award was granted on March 12, 2009 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(11) This PSU award was granted on March 12, 2009 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are based on the Parent's achievement of target performance during 2009 with respect to the performance metrics as compared against the performance of the other companies in the A.M. Best U.S. Insurance Index. Please see the section entitled "CD&A -- LONG-TERM EQUITY INCENTIVE COMPENSATION -- PSUS -- MEASURING RELATIVE PERFORMANCE" above for further details.

(12) This restricted stock unit award was granted on March 12, 2009 and vests in five equal annual installments on each of the first five anniversaries of the grant date.

(13) This restricted stock award was granted on July 2, 2007 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(14) This restricted stock unit award was granted on April 1, 2008 and vested in two equal annual installments on each of the first two anniversaries of the grant date.

OPTION EXERCISES AND STOCK VESTED IN LAST FISCAL YEAR

The following table provides information regarding all of the SARs that were exercised by the NEOs during 2009, and all of the shares of restricted stock held by the NEOs that vested during 2009 on an aggregated basis.

          OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2009

                                                     OPTION AWARDS                        STOCK AWARDS
                                            NUMBER OF                            NUMBER OF
                                              SHARES               VALUE           SHARES               VALUE
                                           ACQUIRED ON          REALIZED ON     ACQUIRED ON          REALIZED ON
                  NAME                     EXERCISE(#)          EXERCISE($)      VESTING(#)         VESTING($) (1)
                  (A)                          (B)                  (C)             (D)                  (E)
------------------------------------------------------------------------------------------------------------------
John S. Roberts                                       --                   --           1,000               30,810
                                                                                          221                3,799
                                                                                          370                7,570
                                                                                          209                4,707
                                                                                        3,914              121,921
Miles B. Yakre                                        --                   --             209                4,707
                                                                                          198                3,404
                                                                                        1,332               30,982
                                                                                          163                3,335
                                                                                          125                2,815
Stacia N. Almquist                                    --                   --              43                  880
Michael J. Peninger                                   --                   --             658               11,311
                                                                                          857               17,534
                                                                                          655               14,751
                                                                                        3,914              121,921
Sylvia R. Wagner                                      --                   --             171                2,939
                                                                                          157                3,212
                                                                                          181                4,076
J. Marc Warrington                                    --                   --             188                4,234
                                                                                          177                3,043
                                                                                          164                3,355

(1) The value realized on vesting was determined using the closing price of Assurant, Inc. Common Stock on the vesting date (or prior trading day if the vesting date fell on a weekend or holiday).

UNION SECURITY INSURANCE COMPANY                                         111

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PENSION BENEFITS

The Parent maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans, the Assurant Supplement Retirement Plan (the "Assurant SERP") and the Assurant Executive Pension Plan. In addition, the Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

The table below describes each plan that provides for pension payments to the NEOs.

                  PENSION BENEFITS TABLE FOR FISCAL YEAR 2009

                                                                          NUMBER OF          PRESENT VALUE OF        PAYMENTS
                                                                      YEARS OF CREDITED         ACCUMULATED         DURING LAST
                  NAME                            PLAN NAME             SERVICE (1)(#)          BENEFIT($)        FISCAL YEAR($)
                  (A)                                (B)                     (C)                    (D)                 (E)
---------------------------------------------------------------------------------------------------------------------------------
John Roberts                                           Pension Plan                     1                  6,900                0
                                             Executive Pension Plan                     1                 15,284                0
                                                               SERP                   2.5                219,921                0
Miles Yakre                                            Pension Plan                  17.1                163,850                0
                                             Executive Pension Plan                  17.1                133,068                0
                                                               SERP                    --                     --                0
Stacia Almquist                                        Pension Plan                     9                 43,939                0
                                             Executive Pension Plan                    --                     --                0
                                                               SERP                    --                     --                0
Michael J Peninger                                     Pension Plan                    23                388,498                0
                                             Executive Pension Plan                    23                281,892                0
Sylvia Wagner                                                  SERP                    20              3,677,161                0
                                                       Pension Plan                  35.7                858,168                0
                                             Executive Pension Plan                  35.7                596,880                0
                                                               SERP                    --                     --                0
J Marc Warrington                                      Pension Plan                    12                 94,920                0
                                             Executive Pension Plan                    12                 89,721                0
                                                               SERP                    --                     --                0

(1) None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

NARRATIVE TO THE PENSION BENEFITS TABLE

The following is a description of the plans and information reported in the Pension Benefits Table.

THE ASSURANT PENSION PLAN

Eligible employees may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC")
Section 401(a)(17) (which was $245,000 for 2009). Each active plan participant on December 31, 2000 was given the choice of continuing to have his or her benefits calculated under the applicable prior plan formula or to have his or her benefits determined under the current pension formula. Benefits for employees joining (or rejoining) the plan after December 31, 2000 are determined under the current pension formula. Mr. Peninger and Ms. Wagner are covered under the prior plan formula. Messrs. Roberts, Warrington and Yakre and Ms. Almquist are covered under the current plan formula.

Under the current plan formula, the lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings, but is not less than the present value of accrued benefits under the prior plan formula. Final average earnings (for both the current and prior plan formula) is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

YEARS OF SERVICE                                                      CREDIT
--------------------------------------------------------------------------------
Years 1 through 10                                                        3%
Years 11 through 20                                                       6%
Years 21 through 30                                                       9%
Years over 30                                                            12%

112                                         UNION SECURITY INSURANCE COMPANY

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Under the current plan formula, the present value of accumulated benefits at
December 31, 2009 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2009, but is not less than the present value of accrued benefits under the prior plan formula.

The prior plan formula is calculated by taking (a) 0.9% multiplied by final average earnings up to Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (b) 1.3% multiplied by final average earnings in excess of Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (c) 1.3% multiplied by final average earnings multiplied by years of credited service in excess of 35. Under the prior plan formula, the present value of accumulated benefits at December 31, 2009 is determined based on the accrued plan benefit at that date and assumes the following: (1) the executives will retire from Assurant at age 65, (2) 30% of male executives and 60% of female executives will receive their payments in the form of a life annuity and 70% of male executives and 40% of female executives will receive their payments in the form of a 50% joint & survivor annuity, and (3) the present value of annuity benefits is based on an interest rate assumption of 5.94% and the RP 2000 generational mortality table (which is the mortality table assumption from the plan's most recent financial statement disclosure).

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. A participant covered under the prior plan formula generally can commence his or her benefit at age 55, provided that he or she has accrued ten years of credited service, or elect to commence benefits at age 65. Participants covered under the current plan formula may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits under the current plan formula after three years of vesting service. If the participant elected to participate in the prior plan formula, the benefits will become vested after five years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

THE ASSURANT EXECUTIVE PENSION PLAN

Eligible employees may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $245,000 for 2009). For participants who are covered under the prior plan formula, eligible compensation was capped for 2009 at $385,000 and this cap is adjusted annually for inflation. Eligible compensation for participants covered under the current plan formula is not capped. With respect to the plan formula to determine benefits, the elections made under the Assurant Pension Plan on December 31, 2000 also apply to the Assurant Executive Pension Plan. Mr. Peninger and Ms. Wagner are covered under the prior plan formula. Messrs. Roberts, Warrington and Yakre are covered under the current plan formula.

A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered under each of these formulas begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service if the participant has elected to participate in the current plan formula, and after five years of service if the participant has elected to participate in the prior plan formula. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above, except that benefits calculated under the prior plan formula are paid as a lump sum rather than an annuity. For current plan formula participants, the present value of accumulated benefits at December 31, 2009 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2009 offset by the Assurant Pension Plan benefits. For prior plan benefits, the present value of accumulated benefits at December 31, 2009 is based on the benefit produced under the prior plan formula converted to a lump sum payment (1) at the plan's normal retirement age of 65.

------------

(1) The lump sum conversion basis at retirement consists of the greater of an interest rate of 4.25% and the 1994 Group Annuity Mortality Table and a blend of segmented high-quality corporate bond rates and 30 year treasury rates using the mortality required by IRC Section 417(e), as updated by the Pension Protection Act of 2006 (the "PPA"). Accordingly, the lump sum values shown are based on an interest rate of 4.25%. The present value of the lump sum payment is determined using a pre-retirement interest rate of 5.73%.

UNION SECURITY INSURANCE COMPANY                                         113

-------------------------------------------------------------------------------

THE ASSURANT SERP

To participate in the Assurant SERP, an executive is nominated by the Parent and approved by the Parent Compensation Committee. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60 or 62, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.

For benefits earned and vested as of December 31, 2004, the participant may commence his or her vested SERP benefit at any time following termination and the default form of payment under the Assurant SERP is a single lump sum payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity (but a participant may elect a different form of benefit). For benefits earned or vested after December 31, 2004, the only form of payment available under the Assurant SERP is a single lump payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity.

Mr. Peninger is 100% vested in his SERP. Mr. Roberts is 0% vested in his SERP benefit. Neither of them has attained normal retirement age as of December 31, 2009; therefore, if either had terminated employment on or prior to that date, their SERP benefit would have been actuarially reduced to his respective age.

The present value of the accumulated benefits at December 31, 2009 was determined based on the December 31, 2009 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2009. The present value of the accumulated benefits at December 31, 2009 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and (3) the present value of single lump sum benefits is determined using an interest rate of 5.73% to the retirement date and a lump sum conversion factor (2) at retirement.

NUMBER OF YEARS OF CREDITED SERVICE

The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.

NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax-qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a nonqualified defined contribution plan. Ms. Almquist does not participate in the ADC Plan and is not eligible to participate in the Executive 401(k) Plan.

------------

(2) The lump sum values shown for Mr. Roberts is based on December monthly bond segment rates of 2.35% for years 0-5, 5.65% for year 5-20 and 6.45% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

114                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

            NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED
             DEFERRED COMPENSATION PLANS TABLE FOR FISCAL YEAR 2009

                                         EXECUTIVE              REGISTRANT            AGGREGATE           AGGREGATE      AGGREGATE
                                      CONTRIBUTIONS IN       CONTRIBUTIONS IN        EARNINGS IN        WITHDRAWALS/    BALANCE AT
                                          LAST FY            LAST FY (1),(2)         LAST FY (1)        DISTRIBUTIONS  LAST FYE (1)
      NAME                                  ($)                    ($)                   ($)                 ($)            ($)
      (A)                PLAN               (B)                    (C)                   (D)                 (E)            (F)
------------------------------------------------------------------------------------------------------------------------------------
John Roberts      ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            60,566              33,024                   0        179,510
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 60,566              33,024                   0        179,510
Miles Yakre       ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            12,009              21,528                   0        105,138
                               TOTAL                 0                 12,009              21,528                   0        105,138
Michae Peninger   ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)         83,714           1,035,288              0
                  Executive 401(k)                   0  (4)            85,050               1,908                   0        480,010
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 85,050              85,622           1,035,288        480,010
Sylvia Wagner     ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)         97,134  (5)              0        554,712
                  Executive 401(k)                   0  (4)            20,080              30,794                   0        162,737
                               TOTAL                 0                 20,080             127,928                   0        717,449
J. Marc           ADC Plan                                                  0  (3)              0                   0              0
Warrington
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            15,558              26,825                   0        113,673
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 15,558              26,825                   0        113,673
                                      ----------------       ----------------       -------------       -------------  -------------

(1) The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $60,566 of Company contributions to the Executive 401(k) Plan; for Mr. Yakre, $12,009 of Company contributions to the Executive 401(k) Plan; for Mr. Peninger, $85,050 of Company contributions to the Executive 401(k) Plan; for Ms. Wagner, $20,080 of Company contributions to the Executive 401(k) Plan; and for Mr. Warrington, $15,558 of Company contributions to the Executive 401(k) Plan.
      The NEOs' Aggregate Earnings in the last fiscal year reported in column
      (d) with respect to the ADC Plan, and AIP, as applicable, represent the capital gains or losses on investments in publicly available mutual funds, interest and dividends held in the plans during 2009. The Parent does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent capital gains or losses, interest and dividends on the aggregate balance during 2009. Similarly, the Parent does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.
      For the AIP, no contributions could have been made during the fiscal year 2009 since it has been frozen since December 2004.
(2) The Executive 401(k) Plan amounts reported in this column reflect the Parent contribution to the Executive 401(k) Plan (7% of eligible compensation in excess of the limit under IRC Section 401(a)(17)) that was made in February 2010.
(3)   The Parent does not currently make any contributions to the ADC Plan.
(4) Since the AIP has been frozen since December 2004, no contributions could have been made during fiscal year 2009. The Executive 401(k) Plan does not provide for participant contributions.
(5) The earnings in the ADC Plan and AIP are based on a comparison of balances from March 31, 2009 through December 31, 2009 due to unavailability of data as of December 31, 2009.

NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE

The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

THE ADC PLAN

Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earning or losses are notionally credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC
Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.

UNION SECURITY INSURANCE COMPANY                                         115

-------------------------------------------------------------------------------

THE AIP

Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.

THE EXECUTIVE 401(K) PLAN

Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 7% of eligible compensation in excess of the IRC limit (which was $245,000 for 2009). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 4 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2009. The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. Participants are currently 100% vested in their Executive 401(k) Plan benefit.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2009.

         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

                                         PAYOUT IF                     PAYOUT IF
                                         TERMINATES                   TERMINATES                PAYOUT IF
                                        VOLUNTARILY                   VOLUNTARILY              TERMINATED
                                          12/31/09                     12/31/09               INVOLUNTARILY
            NAME                  (NOT RETIREMENT) (1)(A)         (RETIREMENT) (1)(B)        12/31/09 (2)(C)
---------------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $303,113
Executive Pension Plan (5)                      $15,284                          --                $15,284
SERP (6)                                             --                          --                     --
Executive 401(k) Plan (8)                      $179,510                          --               $179,510
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $194,794                          --               $497,907
                                     ------------------             ---------------            -----------
MILES B. YAKRE
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --                $58,488
Executive Pension Plan (5)                     $133,068                          --               $133,068
SERP                                                 --                          --                     --
Executive 401(k) Plan (8)                      $105,138                          --               $105,138
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     --
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $238,206                          --               $296,694
                                     ------------------             ---------------            -----------
MICHAEL J. PENINGER
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $303,113
Executive Pension Plan (5)                     $320,563                          --               $320,563
SERP (6)                                     $3,436,900                          --             $3,436,900
Executive 401(k) Plan (8)                      $480,010                          --               $480,010
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                        TOTAL                $4,237,473                          --             $4,540,586
                                     ------------------             ---------------            -----------

                                       PAYOUT IF
                                      TERMINATED                PAYOUT IF              PAYOUT IF
                                    UPON CHANGE OF             TERMINATED             TERMINATED
                                        CONTROL                UPON DEATH           UPON DISABILITY
            NAME                    12/31/09 (3)(D)            12/31/09(E)            12/31/09(F)
-----------------------------  -----------------------------------------------------------------------
JOHN S. ROBERTS
Base Salary                                    --                       --                     --
STIP Award                               $200,000                       $0                     $0
Long-Term Equity Awards (4)              $303,113                 $346,950               $346,950
Executive Pension Plan (5)                $15,284                  $15,284                $15,284
SERP (6)                                 $982,417     (7)         $269,664               $269,664
Executive 401(k) Plan (8)                $179,510                 $179,510               $179,510
Welfare Benefit Lump Sum (9)              $15,377                       --                     --
Severance (12)                         $2,700,000                       --                     --
Outplacement                              $30,000    (10)               --                     --
Gross Up on Excise Tax                 $1,895,146    (11)               --                     --
                                    -------------  -----       -----------            -----------
                        TOTAL          $6,320,847                 $811,408               $811,408
                                    -------------              -----------            -----------
MILES B. YAKRE
Base Salary                                    --                                              --
STIP Award                                $65,138                       $0                     $0
Long-Term Equity Awards (4)               $58,488                  $89,914                $89,914
Executive Pension Plan (5)               $133,068                 $133,068               $133,068
SERP                                           --                       --                     --
Executive 401(k) Plan (8)                $105,138                 $105,138               $105,138
Welfare Benefit Lump Sum (9)              $20,391                       --                     --
Severance (12)                           $839,550                       --                     --
Outplacement                              $13,500    (10)               --                     --
Gross Up on Excise Tax                         --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL          $1,235,273                 $328,120               $328,120
                                    -------------              -----------            -----------
MICHAEL J. PENINGER
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)                    --                 $359,862               $359,862
Executive Pension Plan (5)                     --                 $296,200               $320,563
SERP (6)                                       --               $3,675,831             $3,436,900
Executive 401(k) Plan (8)                      --                 $480,010               $480,010
Welfare Benefit Lump Sum (9)                   --                       --                     --
Severance (12)                                 --                       --                     --
Outplacement                                   --                       --                     --
Gross Up on Excise Tax                         --                       --                     --
                        TOTAL                  --               $4,811,903             $4,597,335
                                    -------------              -----------            -----------

116                                         UNION SECURITY INSURANCE COMPANY

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
                                         PAYOUT IF                     PAYOUT IF
                                         TERMINATES                   TERMINATES                PAYOUT IF
                                        VOLUNTARILY                   VOLUNTARILY              TERMINATED
                                          12/31/09                     12/31/09               INVOLUNTARILY
            NAME                  (NOT RETIREMENT) (1)(A)         (RETIREMENT) (1)(B)        12/31/09 (2)(C)
---------------------------------------------------------------------------------------------------------------
SYLVIA R. WAGNER
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $317,824
Executive Pension Plan (5)                           --                    $631,367               $631,367
SERP                                                 --                          --                     --
Executive 401(k) Plan (8)                            --                    $162,737               $162,737
Welfare Benefit Lump Sum                             --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                        --                    $794,104             $1,111,928
                                     ------------------             ---------------            -----------
J. MARC WARRINGTON
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --                     --
Executive Pension Plan (5)                           --                          --                $50,470
SERP                                            $89,721                          --                $89,721
Executive 401(k) Plan (8)                            --                          --                     --
Welfare Benefit Lump Sum (9)                   $113,673                          --               $113,673
Severance (12)                                       --                          --                     --
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                                     --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $203,394                          --               $253,864
                                     ------------------             ---------------            -----------

                                       PAYOUT IF
                                      TERMINATED                PAYOUT IF              PAYOUT IF
                                    UPON CHANGE OF             TERMINATED             TERMINATED
                                        CONTROL                UPON DEATH           UPON DISABILITY
            NAME                    12/31/09 (3)(D)            12/31/09(E)            12/31/09(F)
-----------------------------  -----------------------------------------------------------------------
SYLVIA R. WAGNER
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)                    --                 $325,990               $325,990
Executive Pension Plan (5)                     --                 $586,414               $631,367
SERP                                           --                       --                     --
Executive 401(k) Plan (8)                      --                 $162,737               $162,737
Welfare Benefit Lump Sum                       --                       --                     --
Severance (12)                                 --                       --                     --
Outplacement                                   --                       --                     --
Gross Up on Excise Tax                         --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL                  --               $1,075,141             $1,120,094
                                    -------------              -----------            -----------
J. MARC WARRINGTON
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)               $70,200                       --                     --
Executive Pension Plan (5)                $50,470                  $58,931                $58,931
SERP                                      $89,721                  $89,721                $89,721
Executive 401(k) Plan (8)                      --                       --                     --
Welfare Benefit Lump Sum (9)             $113,673                 $113,673               $113,673
Severance (12)                            $23,924                       --                     --
Outplacement                             $904,800                       --                     --
Gross Up on Excise Tax                    $13,500    (10)               --                     --
                                               --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL          $1,266,288                 $262,325               $262,325
                                    -------------              -----------            -----------

(1) As of December 31, 2009, Ms. Wagner met the requirements to be considered "retired" by the Company (age 55 with 10 years of service). Therefore, if Ms. Wagner were to terminate voluntarily, it would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" is not applicable to Ms. Wagner. Since none of the other NEOs qualify for retirement, the column entitled "Payout if Terminated Voluntarily (Retirement)" is not applicable to them.

(2) The values in this column reflect involuntary termination not for cause. In the event of involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting from the ALTEIP grants.

(3) A sale of USIC would only trigger payments for Messrs. Roberts, Yakre and Warrington under the definition of change of control under their respective Change of Control Employment Agreements.

(4) These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2009 based on the closing stock price of $29.48. These amounts also reflect pro-rata vesting in the event of death or disability. Pro-rata vesting in the event of retirement only applies to awards granted prior to 2007. In the event of change of control of USIC, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.

(5) Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

(6)  SERP payments are all shown as the present value of the retirement benefit.

(7) Upon a change of control (under the Assurant SERP), participants are granted 3 additional years of benefit service (capped at 20 years) and are considered 3 years older. The amounts in this column represent the present value of the Assurant SERP benefit under these conditions.

(8) This amount includes the Parent contribution to the Executive 401(k) Plan which was made in February 2010 since that amount would have been payable to an NEO if he or she terminated on December 31, 2009.

(9) This represents a one-time lump sum payment by the Parent that equals the value of Parent paid premiums for the medical, dental, life insurance and disability plans as of December 31, 2009 for 18 months based on the individual's benefit election (in accordance with IRC Section 409A).

(10) This represents the Parent's best estimate of the costs of outplacement services for an NEO.

(11) The gross-up on excise tax has been eliminated as of February 1, 2010 for Messrs. Roberts and Peninger and Ms. Wagner.

(12) Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination. Additionally, under an annual incentive program policy, in the event of involuntary termination not for cause or due to death during the fourth quarter, a participant in the annual incentive program will receive an annual incentive payment based on the full-year results of the year in which the termination takes place.

NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "NARRATIVE TO THE PENSION BENEFITS TABLE" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE" above.

Ms. Almquist (who is not listed in the table) would have only received payments in the event of involuntary termination not for cause or due to death or disability on December 31, 2009. In the case of involuntary termination not for cause, Ms. Almquist would have received $16,450, and in the case termination due to death or disability, Ms. Almquist would have received $17,511. Additionally, under an annual incentive program policy, participants in the short term incentive program

UNION SECURITY INSURANCE COMPANY                                         117

-------------------------------------------------------------------------------

would have also received an annual short term incentive award on March 15, 2010 based on full-year 2009 results in the case of involuntarily termination not for cause or due to death. For more information on Ms. Almquist's annual incentive award, including the amount, please see the CD&A.

TREATMENT OF ANNUAL INCENTIVE AWARDS

Under the ESTIP (which applied to Messrs. Peninger and Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent Company's net income as defined under the ESTIP), based on the amount of the Parent Company's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent Company, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.


ACCELERATED AND PRO-RATED VESTING OF EQUITY AWARDS



Upon a termination due to death or disability, SARs, restricted stock, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Pro-rata vesting upon retirement is discretionary for restricted stock and SAR awards. RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. Unvested SARs and restricted stock are forfeited in the event of a voluntary or involuntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.


THE SERP

Mr. Peninger is 100% vested in his SERP benefit and Mr. Roberts is 0% vested in SERP benefit. Mr. Peninger has 20 years of credited service and therefore will only continue to accrue benefits under the SERP due to increases in eligible compensation (as defined in the SERP). Neither Mr. Roberts nor Mr. Peninger had attained normal retirement age under the SERP as of December 31, 2009; therefore, if they terminated employment, their SERP benefit would have been actuarially reduced to their respective ages.


If there is a change of control with respect to the Parent or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.


As of December 31, 2009, for grandfathered benefits (the benefit portion of the SERP that was earned and vested as of December 31, 2004), in the event of termination, Mr. Peninger had elected to take his SERP benefit in the form of a 100% joint and survivor annuity as soon as practicable following termination and in accordance with IRC Section 409A. In the event of death, Mr. Peninger has elected single lump sum payments. Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Messrs. Peninger and Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.

118                                         UNION SECURITY INSURANCE COMPANY

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THE EXECUTIVE 401(K) PLAN

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

CHANGE OF CONTROL AGREEMENTS

Assurant, Inc. is a party to a COC Agreement with Messrs. Peninger, Roberts, Warrington and Yakre and Ms. Wagner. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to two (in the case of Messrs. Warrington and Yakre) or three (in the case of Messrs. Peninger and Roberts and Ms. Wagner) times the sum of the executive's annual base salary plus target short term incentive program or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.

The following provision was effective in 2009, but was eliminated for Messrs. Peninger and Roberts and Ms. Wagner, who served as members of the Management Committee in February 2010, as described above in the section entitled "CD&A -- BENEFITS AND PERQUISITES". In the event that an executive were subject to an excise tax under IRC Section 4999, the executive would have been entitled to receive an additional payment such that the executive is placed in the same after-tax position as if no excise tax had been imposed. However, if the executive's change of control payments exceeded the maximum amount that the executive could have received without being subject to the tax by five percent or less, then the executive would not have received the gross-up payment and instead the executive's change of control payments would have been reduced to the maximum amount that the executive could have received without being subject to the tax.

TERMINATION IN ANTICIPATION OF A CHANGE OF CONTROL. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.

FUNDING OF SEVERANCE PAYMENT OBLIGATIONS. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.

DEFINITION OF "CHANGE OF CONTROL". For purposes of the agreements, change of control is defined to mean:

- a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;

- an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);

- consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;

-   stockholder approval of a complete liquidation or dissolution of Assurant;
    or

- for the NEOs who are officers of an operating division of Assurant only (Messrs. Roberts, Warrington and Yakre), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.

  A sale or other disposition of the Company (followed by termination of employment within two years) would trigger the COC agreements of Messrs. Roberts, Warrington and Yakre.

UNION SECURITY INSURANCE COMPANY                                         119

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NON-COMPETITION AND NON-SOLICITATION. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.

AMOUNTS PREVIOUSLY EARNED AND PAYABLE REGARDLESS OF TERMINATION OR CHANGE OF CONTROL

The amounts reflected in the Potential Payments Upon Termination or Change of Control Table show payments that the NEOs could only receive in the event of termination or change of control. The amounts reflected below were earned in previous years and were already available to the NEOs through withdrawal or exercise regardless of termination or change of control. These amounts include vested and unexercised SARs and deferred compensation balances held in the AIP and/or ADC Plan. The vested and unexercised SARs amounts below assume a vesting date of December 31, 2009, an exercise date of December 31, 2009 and a base price of $29.48.

The following amounts would have been available on December 31, 2009 for withdrawal or exercise by the NEOs regardless of termination or change of control: for Mr. Peninger, $632,646 in vested and unexercised SARs and for Ms. Wagner $554,712 from the AIP and $148,906 in vested and unexercised SARs.

COMPENSATION OF DIRECTORS

The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee of the Assurant, Inc. Board of Directors, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.

No member of the Assurant Compensation Committee is now, or was during 2009 or any time prior thereto, an officer or employee of Assurant, Inc. or any of its subsidiaries.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company.

No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS

Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc. as of December 31, 2009 by Union Security Insurance Company's Chief Executive Officer, Chief Financial Officer and three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2009, Assurant, Inc. had 116,797,887 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

120                                         UNION SECURITY INSURANCE COMPANY

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
                                        SHARES OF COMMON
                                           STOCK OWNED            PERCENTAGE
NAME OF BENEFICIAL OWNER                BENEFICIALLY (1)           OF CLASS
--------------------------------------------------------------------------------
John S. Roberts                                15,982                   *
Michael J. Peninger                            64,459                   *
Stacia N. Almquist                                255                   *
Sylvia R. Wagner                               12,924                   *
J. Marc Warrington                              2,073                   *
Miles B. Yakre                                  4,455                   *
Christopher J. Pagano                          17,262                   *
S. Craig Lemasters                             33,503                   *
All directors and executive                   185,995                   *
 officers as a group (18 persons)

*   Less than one percent of class.

(1) (a) Includes: for Mr. Pagano, 1,736 and for all directors and executive officers as a group, 1,985 shares of Common Stock held through the Assurant 401(k) Plan, as of December 31, 2009.

(b) Includes: for Mr. Roberts, 9,806 shares of restricted stock; for Mr. Peninger, 10,220 shares of restricted stock; for Ms. Almquist, 87 shares of restricted stock; for Ms. Wagner, 490 shares of restricted stock; for Mr. Warrington, 509 shares of restricted stock; for Mr. Yakre, 1,988 shares of restricted stock; for Mr. Pagano, 1,490 shares of restricted stock; for Mr. Lemasters, 2,461 shares of restricted stock; and for all executive officers and directors as a group, 30,315 shares of restricted stock awarded under the Assurant, Inc. 2004 Long-Term Incentive Plan.

(c) Includes vested and unexercised stock appreciation rights ("SARs") that could have been exercised on or within 60 days of December 31, 2009 in exchange for the following gross amounts of Common Stock as of December 31, 2009: for Mr. Peninger, 21,463 shares; for Ms. Wagner, 5,054 shares; and for Mr. Lemasters, 14,581 shares. Vested and unexercised SARs that could have been exercised on or within 60 days of December 31, 2009 in exchange for gross amounts of Common Stock, for all directors and executive officers as a group, totaled 43,267shares.

(N) TRANSACTIONS WITH RELATED PERSONS

The Company is an indirect wholly-owned subsidiary of the Parent and therefore receives various ordinary course services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid by the Company to the Parent for these services during 2009 were $33,398,000. Net expenses paid to affiliates were $12,986,000. Information technology expenses were $20,309,000. Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

The Company assumes group disability business from its affiliate, Union Security Life Insurance Company of New York ("USLICONY") which is a wholly-owned subsidiary of the Parent. The Company assumed $4,777,000 of premiums and $30,149,000 of reserves from USLICONY during 2009. This relationship between the Company and its affiliate USICONY was discontinued effective January 1, 2010, for new incurrals.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

POLICY:

- Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable than terms generally available to an unrelated third-party under similar circumstances.

UNION SECURITY INSURANCE COMPANY                                         121

-------------------------------------------------------------------------------

- If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

PROCEDURES:

- Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.

- If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.

- The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.

- No director will participate in any discussion or approval of a transaction in which he or she is a related person.

DIRECTOR INDEPENDENCE

We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

122                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                              AT DECEMBER 31, 2009
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                   OTHER-THAN-INVESTMENTS IN RELATED PARTIES


                                                                     COST OR                                     AMOUNT AT
                                                                    AMORTIZED             FAIR                WHICH SHOWN IN
                                                                      COST                VALUE                BALANCE SHEET
                                                                                          (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government agencies and
  authorities                                                            $2,888              $3,012                   $3,012
 States, municipalities and political subdivisions                       58,962              58,394                   58,394
 Foreign governments                                                     34,969              35,128                   35,128
 Asset-backed                                                             3,782               3,780                    3,780
 Commercial mortgage-backed                                              20,369              20,322                   20,322
 Residential mortgage-backed                                            122,036             127,529                  127,529
 Corporate                                                            2,250,259           2,307,698                2,307,698
                                                                  -------------       -------------            -------------
                                 TOTAL FIXED MATURITY SECURITIES      2,493,265           2,555,863                2,555,863
                                                                  -------------       -------------            -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                                        160,510             157,993                  157,993
 Commercial mortgage loans on real estate, at amortized cost            772,912             782,922                  772,912
 Policy loans                                                            13,981              13,981                   13,981
 Short-term investments                                                  70,367              70,367                   70,367
 Collateral held under securities lending                               108,186             106,896                  106,896
 Other investments                                                       88,736              88,736                   88,736
                                                                  -------------       -------------            -------------
                                               TOTAL INVESTMENTS     $3,707,957          $3,776,758               $3,766,748
                                                                  -------------       -------------            -------------

UNION SECURITY INSURANCE COMPANY                                         123

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                        UNION SECURITY INSURANCE COMPANY
               FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 & 2007
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

                                     FUTURE
                DEFERRED             POLICY                                CLAIMS AND
               ACQUISITION        BENEFITS AND          UNEARNED            BENEFITS         PREMIUM
                  COSTS             EXPENSES            PREMIUMS             PAYABLE        REVENUES
-----------------------------------------------------------------------------------------------------
2009             $37,908            $2,675,069           $37,692            $1,751,501      $1,092,512
                 -------            ---------            -------            ---------       ---------
2008             $43,020            $2,687,488           $35,962            $1,778,563      $1,173,790
                 -------            ---------            -------            ---------       ---------
2007             $50,575            $2,675,363           $40,147            $1,840,353      $1,259,930
                 -------            ---------            -------            ---------       ---------

                                     BENEFITS         AMORTIZATION
                                  CLAIMS, LOSSES       OF DEFERRED
                   NET                 AND               POLICY              OTHER*
                INVESTMENT          SETTLEMENT         ACQUISITION         OPERATING
                  INCOME             EXPENSES             COSTS             EXPENSES
----------  -----------------------------------------------------------------------------
2009             $216,725            $849,531            $43,720            $418,264
                 --------            --------            -------            --------
2008             $238,451            $889,498            $43,235            $357,217
                 --------            --------            -------            --------
2007             $286,235            $934,609            $39,724            $386,957
                 --------            --------            -------            --------

*   Includes goodwill impairment and other expenses

124                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $74,478,037         $14,220,902              $8,661,374
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    314,216             112,043                  11,258
 Accident and health insurance                     843,340              89,845                 125,586
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,157,556            $201,888                $136,844
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $457,403            $290,203                 $31,302
 Accident and health insurance                     678,945             139,858                 111,942
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,136,348            $430,061                $143,244
                                             -------------       -------------            ------------

                                                                    PERCENTAGE OF
                                                  NET                  AMOUNT
                                                AMOUNT             ASSUMED TO NET
                                                       (IN THOUSANDS)
--------------------------------------  --------------------------------------------
LIFE INSURANCE IN FORCE                         68,918,509               12.6%
                                             -------------
PREMIUMS:
 Life insurance                                    213,431                5.3%
 Accident and health insurance                     879,081               14.3%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,092,512               12.5%
                                             -------------
BENEFITS:
 Life insurance                                   $198,502               15.8%
 Accident and health insurance                     651,029               17.2%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $849,531               16.9%
                                             -------------

UNION SECURITY INSURANCE COMPANY                                         125

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $80,291,791         $14,159,840              $1,734,842
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    350,710             127,910                   9,861
 Accident and health insurance                     901,072              87,337                 127,394
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,251,782            $215,247                $137,255
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $606,408            $439,880                 $34,399
 Accident and health insurance                     666,924              95,127                 116,774
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,273,332            $535,007                $151,173
                                             -------------       -------------            ------------

                                                                    PERCENTAGE OF
                                                  NET                  AMOUNT
                                                AMOUNT             ASSUMED TO NET
                                                       (IN THOUSANDS)
--------------------------------------  --------------------------------------------
LIFE INSURANCE IN FORCE                        $67,866,793                2.6%
                                             -------------
PREMIUMS:
 Life insurance                                    232,661                4.2%
 Accident and health insurance                     941,129               13.5%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,173,790               11.7%
                                             -------------
BENEFITS:
 Life insurance                                   $200,927               17.1%
 Accident and health insurance                     688,571               17.0%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $889,498               17.0%
                                             -------------

126                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2007
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $84,912,189         $15,365,458              $1,641,309
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    380,188             142,295                  11,322
 Accident and health insurance                     917,129              84,219                 177,805
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,297,317            $226,514                $189,127
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $777,527            $592,582                 $32,556
 Accident and health insurance                     622,418              81,665                 176,355
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,399,945            $674,247                $208,911
                                             -------------       -------------            ------------

                                                                     PERCENTAGE OF
                                                  NET                    AMOUNT
                                                AMOUNT               ASSUMED TO NET
                                                        (IN THOUSANDS)
--------------------------------------  -----------------------------------------------
LIFE INSURANCE IN FORCE                        $71,188,040                   2.3%
                                             -------------
PREMIUMS:
 Life insurance                                    249,215                   4.5%
 Accident and health insurance                   1,010,715                  17.6%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,259,930                  15.0%
                                             -------------
BENEFITS:
 Life insurance                                   $217,501                  15.0%
 Accident and health insurance                     717,108                  24.6%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $934,609                  22.4%
                                             -------------

UNION SECURITY INSURANCE COMPANY                                         127

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                        UNION SECURITY INSURANCE COMPANY
                     AS OF DECEMBER 31, 2009, 2008 AND 2007
                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                            BALANCE AT                             ADDITIONS
                                           BEGINNING OF           CHARGED TO                   CHARGED TO
                                               YEAR               COSTS AND                      OTHER
                                                                  EXPENSES                      ACCOUNTS
                                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                        $7,195                    $(390)                  $3,610
 Valuation allowance for mortgage
  loans on real estate                           3,252                    5,300                       --
 Valuation allowance for uncollectible
  agents balances                                4,840                      (21)                      --
                                             ---------                 --------                 --------
                                 TOTAL         $15,287                   $4,889                   $3,610
                                             ---------                 --------                 --------
2008:
 Valuation allowance for deferred tax
  assets                                          $ --                   $7,195                     $ --
 Valuation allowance for mortgage
  loans on real estate                           3,018                      234                       --
 Valuation allowance for uncollectible
  agents balances                                5,622                     (424)                      --
                                             ---------                 --------                 --------
                                 TOTAL          $8,640                   $7,005                     $ --
                                             ---------                 --------                 --------
2007:
 Valuation allowance for mortgage
  loans on real estate                          $2,706                     $319                     $ --
 Valuation allowance for uncollectible
  agents balances                                6,613                     (953)                      --
                                             ---------                 --------                 --------
                                 TOTAL          $9,319                    $(634)                    $ --
                                             ---------                 --------                 --------


                                                                        BALANCE AT
                                                                          END OF
                                                DEDUCTIONS                 YEAR
                                                        (IN THOUSANDS)
--------------------------------------  -----------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                            $ --                   $10,415
 Valuation allowance for mortgage
  loans on real estate                                --                    $8,552
 Valuation allowance for uncollectible
  agents balances                                      8                    $4,811
                                                  ------                 ---------
                                 TOTAL                $8                   $23,778
                                                  ------                 ---------
2008:
 Valuation allowance for deferred tax
  assets                                            $ --                    $7,195
 Valuation allowance for mortgage
  loans on real estate                                --                     3,252
 Valuation allowance for uncollectible
  agents balances                                    358                     4,840
                                                  ------                 ---------
                                 TOTAL              $358                   $15,287
                                                  ------                 ---------
2007:
 Valuation allowance for mortgage
  loans on real estate                                $7                    $3,018
 Valuation allowance for uncollectible
  agents balances                                     38                     5,622
                                                  ------                 ---------
                                 TOTAL               $45                    $8,640
                                                  ------                 ---------

128                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Independent Registered Public Accounting Firm
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                         129

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APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

               [(1 + I)/(1 + J + .005)] TO THE POWER OF N/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred                                     $10,000
Existing Guarantee Period                                           7 Years
Time of withdrawal or transfer                                      Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                        8%*
Guaranteed Interest Rate for new 5-year guarantee (J)               7%*
Remaining Guarantee Period (N)                                      60 months
Market Value Adjustment:                                       =    $10,000 x [[(1 + .08)/(1 + .07 + .005)]TO THE POWER OF 60/12 -1]
                                                               =    $234.73

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,234.73

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                                     $10,000
Existing Guarantee Period                                           7 Years
Amount withdrawn or transferred                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                        8%*
Guaranteed Interest Rate for new 5-year guarantee (J)               9%*
Remaining Guarantee Period (N)                                      60 months
Market Value Adjustment:                                       =    $10,000 x [[(1 + .08)/(1 + .09 + .005)]TO THE POWER OF 60/12 -1]
                                                               =    $666.42

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,333.58

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                                     $10,000
Guarantee Period                                                    7 Years
Time of withdrawal or transfer                                      Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                        8%*
Guaranteed Interest Rate for new 5-year guarantee (J)               7.75%*
Remaining Guarantee Period (N)                                      60 months
Market Value Adjustment:                                       =    $10,000 x [[(1 + .08)/(1 + .0775 + .005)]TO THE POWER OF 60/12
                                                                    -1]
                                                               =    -$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

130                                         UNION SECURITY INSURANCE COMPANY

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SAMPLE CALCULATION 4: NEUTRAL ADJUSTMENT

Amount withdrawn or transferred:                                   $10,000
Existing Guarantee Period:                                         7 years
Time of withdrawal or transfer                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                       8%*
Guaranteed Interest Rate for new 5-year guarantee (J)              8%*
Remaining Guarantee Period (N)                                     60 months
Market Value Adjustment                                        =   $10,000 x [[(1 + .08)/(1 + .08 + .0025)]TO THE POWER OF 60/12 -
                                                                   1]
                                                               =   -$228.50

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,771.70

*   Assumed for illustrative purposes only.

UNION SECURITY INSURANCE COMPANY                                         131

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APPENDIX II -- INVESTMENTS BY UNION SECURITY

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

-   federal, state and municipal obligations,

-   preferred and common stocks,

-   corporate bonds,

-   real estate mortgages and mortgage backed securities,

-   real estate, and

-   certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security

To obtain a Statement of Additional Information, please complete the form below and mail to:

     Union Security Insurance Company
     c/o Hartford Life and Annuity Insurance Company
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Masters Variable Annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        UNION SECURITY INSURANCE COMPANY

                               VARIABLE ACCOUNT D

                            MASTERS VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Insurance Company, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 3, 2010
Date of Statement of Additional Information: May 3, 2010


TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Independent Registered Public Accounting Firm                                2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
FINANCIAL STATEMENTS                                                        SA-1

2                                           UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Woodbury Financial Services ("Woodbury Financial") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The statements of assets and liabilities of Variable Account D of Union Security Insurance Company (the "Account") as of December 31, 2009 and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 23, 2010, which is included in the Statement of Additional Information. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Union Security Insurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Union Security paid a total of $981,174, $769,113 and $229,949 to Woodbury Financial for annuity contract distribution services during 2007, 2008 and 2009 respectively.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

UNION SECURITY INSURANCE COMPANY                                           3

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In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

                                     PART A

MASTERS+ VARIABLE ANNUITY

VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108

ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase the Masters+ Variable Annuity. Please read it carefully before you purchase your variable annuity.

Masters+ Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X  Flexible, because you may add Premium Payments at any time.

X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency


This Contract and its features are no longer available for sale.


--------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 3, 2010



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 3, 2010

2                                           UNION SECURITY INSURANCE COMPANY

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TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                                    3
FEE TABLE                                                                      5
HIGHLIGHTS                                                                     7
GENERAL CONTRACT INFORMATION                                                   8
  Union Security Insurance Company                                             8
  The Separate Account                                                         8
  The Funds                                                                    9
PERFORMANCE RELATED INFORMATION                                               11
  Guarantee Periods                                                           12
THE CONTRACT                                                                  13
  Purchases and Contract Value                                                13
  Charges and Fees                                                            17
  Death Benefit                                                               19
  Surrenders                                                                  20
ANNUITY PAYOUTS                                                               21
OTHER PROGRAMS AVAILABLE                                                      23
OTHER INFORMATION                                                             25
  Legal Proceedings                                                           26
  More Information                                                            26
FEDERAL TAX CONSIDERATION                                                     27
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                          33
ACCUMULATION UNIT VALUES                                                      40
FURTHER INFORMATION ABOUT UNION SECURITY INSURANCE COMPANY                    43
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     128
APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS                    129
APPENDIX II -- INVESTMENTS BY UNION SECURITY                                 132

UNION SECURITY INSURANCE COMPANY                                           3

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DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Guarantee Periods.

ACCUMULATION PERIOD: The time after you purchase the Contract until we begin to make Annuity Payouts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Hartford Life and Annuity Insurance Company administers these Contracts. Their location and overnight mailing address is: 1 Griffin Road North, Windsor, CT 06095-1512. Their standard mailing address is: P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY PERIOD: The time during which we make Annuity Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

GENERAL ACCOUNT: This account holds our company assets and any assets not allocated to a Separate Account.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may

4                                           UNION SECURITY INSURANCE COMPANY

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name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MARKET VALUE ADJUSTMENT: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.

UNION SECURITY: Union Security Insurance Company, the company that issued this Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

UNION SECURITY INSURANCE COMPANY                                           5

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                                   FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

                                                                                                         DURING
                                                                                                      ACCUMULATION
                                                                                                         PERIOD
-------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)                                   None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)                               7%
  First Year and Second Year (2)                                                                                 7%
  Third Year and Fourth Year                                                                                     6%
  Fifth Year                                                                                                     5%
  Sixth Year                                                                                                     3%
  Seventh Year                                                                                                   1%
  Eighth Year                                                                                                    0%

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value)
  Mortality and Expense Risk Charge                                                                   1.25%
  Administrative Charge                                                                               0.10%
  Total Separate Account Annual Expenses                                                              1.35%

THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.35%              1.05%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

6                                           UNION SECURITY INSURANCE COMPANY

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES, AND TOTAL ANNUAL FUND OPERATING EXPENSES.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


(1)  If you Surrender your Contract at the end of the applicable time period:



1 year                                                                      $911
3 years                                                                   $1,357
5 years                                                                   $1,794
10 years                                                                  $2,761



(2)  If you annuitize at the end of the applicable time period:



1 year                                                                      $246
3 years                                                                     $757
5 years                                                                   $1,294
10 years                                                                  $2,761



(3)  If you do not Surrender your Contract:



1 year                                                                      $246
3 years                                                                     $757
5 years                                                                   $1,294
10 years                                                                  $2,761


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

UNION SECURITY INSURANCE COMPANY                                           7

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HIGHLIGHTS

WHAT TYPE OF SALES CHARGE WILL I PAY?


We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
       1 and 2                     7%
       3 and 4                     6%
          5                        5%
          6                        3%
          7                        1%
      8 or more                    0%

You won't be charged a Contingent Deferred Sales Charge on:

X  The Annual Withdrawal Amount

X Premium Payments or earnings that have been in your Contract for more than seven years

X  Distributions made due to death

X  Distributions under a program for substantially equal periodic payments

X  Most payments we make to you as Annuity Payouts

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

- ADMINISTRATIVE CHARGE -- This charge is for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

- ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
- You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

IS THERE A MARKET VALUE ADJUSTMENT?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."

WHAT INVESTMENT CHOICES ARE AVAILABLE?

You may allocate your Premium Payment or Contract Values among the following investment choices:

-   The variable Sub-Accounts that invest in underlying Funds; and/or

- One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Guarantee Periods are not available for Contracts issued in Pennsylvania.

WILL UNION SECURITY PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If death occurs before the Annuity Commencement Date and the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

-   The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the date of death; or

- The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

8                                           UNION SECURITY INSURANCE COMPANY

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WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

-   fixed dollar amount Automatic Annuity Payouts,

-   variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

UNION SECURITY INSURANCE COMPANY


Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.



Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.


All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

- Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

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THE FUNDS


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND  Seeks capital appreciation                   HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD SMALL/MID CAP EQUITY HLS FUND  Seeks long-term growth of capital            HL Investment Advisors, LLC
  -- CLASS IA (1)                                                                     Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD SMALLCAP GROWTH HLS FUND --    Seeks long-term capital appreciation         HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP and Hartford Investment
                                                                                      Management Company
 HARTFORD SMALLCAP VALUE HLS FUND --     Seeks capital appreciation                   HL Investment Advisors, LLC
  CLASS IA                                                                            Sub-advised by Kayne Anderson Rudnick
                                                                                      Investment Management, LLC, Metropolitan
                                                                                      West Capital Management, LLC and SSgA Funds
                                                                                      Management, Inc.
 HARTFORD U.S. GOVERNMENT SECURITIES     Seeks to maximize total return while         HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                   providing shareholders with a high level of  Sub-advised by Hartford Investment
                                         current income consistent with prudent       Management Company
                                         investment risk
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA  Seeks maximum long-term total return         HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND  Seeks growth of capital                      HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND    Seeks growth of capital                      HL Investment Advisors, LLC
  -- CLASS IA                                                                         Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND   Seeks a high level of current income         HL Investment Advisors, LLC
  -- CLASS IA                            consistent with growth of capital            Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND --      Seeks growth of capital                      HL Investment Advisors, LLC
  CLASS IA (2)                                                                        Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD GROWTH HLS FUND -- CLASS IA    Seeks long-term capital appreciation         HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD HIGH YIELD HLS FUND -- CLASS   Seeks high current income with growth of     HL Investment Advisors, LLC
  IA                                     capital as a secondary objective             Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD INDEX HLS FUND -- CLASS IA     Seeks to provide investment results which    HL Investment Advisors, LLC
                                         approximate the price and yield performance  Sub-advised by Hartford Investment
                                         of publicly traded common stocks in the      Management Company
                                         aggregate
 HARTFORD INTERNATIONAL OPPORTUNITIES    Seeks long-term growth of capital            HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                                Sub-advised by Wellington Management
                                                                                      Company, LLP


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10                                          UNION SECURITY INSURANCE COMPANY

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
FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MONEY MARKET HLS FUND --       Maximum current income consistent with       HL Investment Advisors, LLC
  CLASS IA*                              liquidity and preservation of capital        Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD STOCK HLS FUND -- CLASS IA     Seeks long-term growth of capital            HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 HARTFORD TOTAL RETURN BOND HLS FUND --  Seeks a competitive total return, with       HL Investment Advisors, LLC
  CLASS IA                               income as a secondary objective              Sub-advised by Hartford Investment
                                                                                      Management Company
 HARTFORD VALUE HLS FUND -- CLASS IA     Seeks long-term total return                 HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP



NOTES



(1)  Formerly Hartford MidCap Growth HLS Fund -- Class IA



(2)  Formerly Hartford Global Leaders HLS Fund -- Class IA


* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing

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Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.


As of December 31, 2009, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc., DWS Scudder Distributors, Inc., Federated Securities Corp, Gartmore Variable Insurance Trust, Gartmore Distribution Services, Gartmore Asset Management Trust, ING Fund Services, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Neuberger Berman Management Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc., Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.


We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2009, of the annual percentage of the average daily net assets (for instance, in 2009, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2009, revenue sharing and Rule 12b-1 fees did not exceed approximately $51,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses

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12                                          UNION SECURITY INSURANCE COMPANY

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without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

GUARANTEE PERIODS

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

-   the duration of a Guarantee Period,

-   regulatory and tax requirements,

-   sales and administrative expenses we bear,

-   risks we assume,

-   our profitability objectives, and

-   general economic trends.

Guarantee Periods are not available for Contracts issued in Pennsylvania.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.


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UNION SECURITY INSURANCE COMPANY                                          13

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The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

1.   Death benefits paid pursuant to a Contract;

2.   Surrenders or transfers from the one-year Guarantee Period;

3. Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

4. Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;


- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and


- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.


It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.


HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same

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14                                          UNION SECURITY INSURANCE COMPANY

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Valuation Day. If we receive your Premium Payment after the close of the New
York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement at least annually which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

- The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

-   The amount of any transfers or Surrenders out of the Guarantee Period.

CAN I TRANSFER FROM ONE INVESTMENT CHOICE TO ANOTHER?

Subject to the restrictions below, you may transfer Contract Value:

-   From a Sub-Account to another Sub-Account;

-   From a Sub-Account to a Guarantee Period;

-   From a Guarantee Period to a Sub-Account;

-   From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

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WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                 PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth           Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number         Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to          Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth            No
Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an
international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

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16                                          UNION SECURITY INSURANCE COMPANY

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THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not

UNION SECURITY INSURANCE COMPANY                                          17

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provide the information, we may be directed by the Fund to restrict the Contract
Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

TRANSFERS BETWEEN THE SUB-ACCOUNTS AND GUARANTEE PERIODS -- You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period, other than the one-year Guarantee Period, are subject to a Market Value Adjustment if the transfer is:

- more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

- are not part of a formal Union Security program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

You may not make a transfer into the one-year Guarantee Period within six months of a transfer out of the one-year Guarantee Period.

GENERAL ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

- The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

- The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

- Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
       1 and 2                     7%
       3 and 4                     6%
          5                        5%
          6                        3%
          7                        1%
      8 or more                    0%

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- UPON ELIGIBLE CONFINEMENT AS DESCRIBED IN THE WAIVER OF SALES CHARGE RIDER -- We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general

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18                                          UNION SECURITY INSURANCE COMPANY

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  hospital by the proper authority of the state in which it is located; or (b)
  facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.

- FOR REQUIRED MINIMUM DISTRIBUTIONS -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

-   On or after the Annuitant's 110th birthday.

- Contract Owners or Annuitants if the Contract Owner is a non-natural person, who become completely disabled, as defined in your Contract, after the Contract was issued. We will waive any CDSC deducted prior to the disability if you become disabled prior to age 64 and are continuously disabled for 12 months or more. This waiver is not available in all states and terminates upon the Contract Owner or Annuitant's 65th birthday.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- UPON DEATH OF THE ANNUITANT OR CONTRACT OWNER -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

- UPON ANNUITIZATION -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS -- We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

-   UPON CANCELLATION DURING THE RIGHT TO CANCEL PERIOD.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ADMINISTRATIVE CHARGE

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES


We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

UNION SECURITY INSURANCE COMPANY                                          19

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CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

-   The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the date of death; or

- The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")

If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

-   The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the Contract Owner's 75th birthday; or

- The Rollup Amount as of the Contract Owner's 75th birthday, plus any Premium Payments made since that birthday minus any adjustments for partial Surrenders since that birthday.

Adjustments are made for partial Surrenders for calculating the Anniversary Value by:

-   Taking the amount of the partial Surrender and

- Dividing that amount by the Contract Value immediately before the partial Surrender and

- Multiplying that amount by the Contract Value on the Contract Anniversary, plus Premium Payments made since that Anniversary and before the partial Surrender, minus adjustments for withdrawals made since that Anniversary and before the partial Surrender.

Adjustments are made for partial Surrenders for calculating the Death Benefit using the Rollup Amount by:

-   Taking the amount of the partial Surrender and

- Dividing that amount by the Contract Value immediately before the partial Surrender and

- Multiplying that amount by the Rollup Amount before the partial Surrender plus, any Premium Payments made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender, minus adjustments for any partial Surrenders made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for the total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

20                                          UNION SECURITY INSURANCE COMPANY

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The Beneficiary of a non-qualified Contract or IRA may also elect the "Single
Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

- The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.


You may submit this form via facsimile.


If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from

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telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE
REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want to receive Annuity Payouts?

-   What level of Assumed Investment Return should you choose?

-   Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

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LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

JOINT AND FULL SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.

JOINT AND 1/2 CONTINGENT SURVIVOR LIFE ANNUITY

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

-   YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN.

- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.    HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semiannually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

DO YOU WANT FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS OR A COMBINATION OF BOTH?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,


-   the Annuitant's attained age and gender (if applicable),


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-   the applicable annuity purchase rates based on the 1983a Individual Annuity
    Mortality table and,


-   the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919%.

COMBINATION ANNUITY PAYOUTS -- You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

OTHER PROGRAMS AVAILABLE

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

INVESTEASE(R) -- InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based

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24                                          UNION SECURITY INSURANCE COMPANY

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on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA

OTHER PROGRAM CONSIDERATIONS

- You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund;

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

- Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither

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  we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

-   These Programs may be adversely affected by Fund trading policies.

OTHER INFORMATION

ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Woodbury Financial Services ("WFS") serves as principal underwriter for the Contracts. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority (FINRA). The principal business address of WFS is 7755 3rd Street North, Oakdale, MN 55128.


Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with Woodbury. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense

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26                                          UNION SECURITY INSURANCE COMPANY

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allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.


Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2009, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:



AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.


Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.


For the fiscal year ended December 31, 2009, Additional Payments did not in the aggregate exceed approximately $428 thousand (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- The consolidated financial statements of Union Security Insurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


LEGAL PROCEEDINGS


Union Security is regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.



On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.



As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.



The validity of the securities offered in this prospectus is being passed upon for us by in house counsel. Advice on certain federal securities law issues was provided by Sullivan & Cromwell LLP, New York, NY.


MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

P.O. Box 5085
Hartford, Connecticut 06102-5085.

Telephone:  1-800-862-6668 (Contract Owners)
            1-800-862-7155 (Registered Representatives)


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FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

FEDERAL TAX CONSIDERATION

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.


Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.



The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.


THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not

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be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract Value (determined without regard to surrender charges) increased by some

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      measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.


Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.


       d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.


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       3.   Distributions attributable to a recipient's becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a

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partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,


-   no more than 80% is represented by any three investments, and


-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly

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by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

       1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

       2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as

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indicated above in "Distributions Prior to the Annuity Commencement Date," the
transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these

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types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

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    d.  ROTH IRAS


Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.


2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases

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in benefits once RMDs begin, and Qualified Contracts are subject to such limits.
As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).


Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.


4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")


Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($16,500 for 2010). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).


Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance

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premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX


If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.


An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.


A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.


The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the

38                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.


For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.



By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.


Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan.

UNION SECURITY INSURANCE COMPANY                                          39

-------------------------------------------------------------------------------

However, an "eligible rollover distribution" does not include any distribution that is either --

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

40                                          UNION SECURITY INSURANCE COMPANY

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ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.


                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.933         $4.349         $4.134         $3.785         $3.578
  Accumulation Unit Value at end of
   period                                 $3.770         $2.933         $4.349         $4.134         $3.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             22,898         27,246         34,969         43,112         54,079
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.344         $2.504         $2.173         $1.889         $1.657
  Accumulation Unit Value at end of
   period                                 $1.932         $1.344         $2.504         $2.173         $1.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              9,679          9,863         10,847         13,724         17,658
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $17.147        $27.706        $25.920        $23.363        $22.219
  Accumulation Unit Value at end of
   period                                $21.255        $17.147        $27.706        $25.920        $23.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,662          1,976          2,437          3,043          3,891
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.153         $1.729         $1.619         $1.363         $1.302
  Accumulation Unit Value at end of
   period                                 $1.418         $1.153         $1.729         $1.619         $1.363
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              5,855          6,071          6,659          5,090          1,400
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.060         $1.508         $1.429         $1.199         $1.172
  Accumulation Unit Value at end of
   period                                 $1.230         $1.060         $1.508         $1.429         $1.199
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,617          1,815          2,470          1,768            399
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.765         $1.320         $1.162         $1.073         $0.991
  Accumulation Unit Value at end of
   period                                 $1.075         $0.765         $1.320         $1.162         $1.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                509            405            227             73            107
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.973         $1.462         $1.271         $1.184         $1.123
  Accumulation Unit Value at end of
   period                                 $1.177         $0.973         $1.462         $1.271         $1.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                575            452            216            119              1
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.783        $35.782        $29.003        $25.755        $25.446
  Accumulation Unit Value at end of
   period                                $22.459        $16.783        $35.782        $29.003        $25.755
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,063          2,429          2,868          3,533          4,352

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $3.495         $2.990         $3.515         $3.737         $3.816
  Accumulation Unit Value at end of
   period                                 $3.578         $3.495         $2.990         $3.515         $3.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             68,934         81,330         94,001        122,799        144,889
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.407         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.657         $1.407             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             16,982          7,759             --             --             --
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $20.774        $16.345        $21.989        $24.231        $26.030
  Accumulation Unit Value at end of
   period                                $22.219        $20.774        $16.345        $21.989        $24.231
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              4,813          5,637          6,228          7,748          9,221
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD EQUITY INCOME HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GLOBAL ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $21.640        $16.178        $20.373        $24.754        $26.998
  Accumulation Unit Value at end of
   period                                $25.446        $21.640        $16.178        $20.373        $24.754
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              5,138          5,778          6,677          8,255          9,792

UNION SECURITY INSURANCE COMPANY                                          41

-------------------------------------------------------------------------------


                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.880         $1.533         $1.330         $1.289         $1.228
  Accumulation Unit Value at end of
   period                                 $1.166         $0.880         $1.533         $1.330         $1.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                448            716            782            561            390
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $4.711         $8.788         $6.870         $6.214         $5.416
  Accumulation Unit Value at end of
   period                                 $6.023         $4.711         $8.788         $6.870         $6.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             31,306         28,932         34,635         42,472         50,434
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $11.509        $15.602        $15.386        $14.028        $13.923
  Accumulation Unit Value at end of
   period                                $17.085        $11.509        $15.602        $15.386        $14.028
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                797            816          1,055          1,295          1,637
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $13.652        $22.003        $21.199        $18.611        $18.051
  Accumulation Unit Value at end of
   period                                $16.990        $13.652        $22.003        $21.199        $18.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,401          2,836          3,541          4,530          5,811
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.857         $2.009         $1.644         $1.343         $1.179
  Accumulation Unit Value at end of
   period                                 $1.088         $0.857         $2.009         $1.644         $1.343
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,154          2,327          2,970          1,983            659
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.563         $2.743         $2.182         $1.777         $1.572
  Accumulation Unit Value at end of
   period                                 $2.058         $1.563         $2.743         $2.182         $1.777
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             17,018         19,985         24,224         10,035         11,251
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.396         $2.457         $2.285         $1.791         $1.555
  Accumulation Unit Value at end of
   period                                 $1.901         $1.396         $2.457         $2.285         $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,838          2,025          2,944          2,545            449
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $8.705        $16.602        $15.071        $13.606        $13.192
  Accumulation Unit Value at end of
   period                                $12.700         $8.705        $16.602        $15.071        $13.606
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                873            997          1,315          1,602          1,954
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.848         $1.834         $1.771         $1.715         $1.690
  Accumulation Unit Value at end of
   period                                 $1.824         $1.848         $1.834         $1.771         $1.715
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             11,714         18,455         14,779         12,811         14,899

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $4.684         $3.302         $4.626         $6.079         $5.925
  Accumulation Unit Value at end of
   period                                 $5.416         $4.684         $3.302         $4.626         $6.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             59,805         69,455         79,605         97,663        111,544
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $13.139        $10.811        $11.763        $11.611        $11.649
  Accumulation Unit Value at end of
   period                                $13.923        $13.139        $10.811        $11.763        $11.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,065          2,513          2,493          3,253          3,778
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.574        $13.111        $17.136        $19.807        $22.185
  Accumulation Unit Value at end of
   period                                $18.051        $16.574        $13.111        $17.136        $19.807
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              7,360          8,787          9,974         12,577         14,152
HARTFORD INTERNATIONAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.349         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.572         $1.349             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             11,378         12,244             --             --             --
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD MIDCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $11.850         $9.165        $10.685        $11.303        $10.538
  Accumulation Unit Value at end of
   period                                $13.192        $11.850         $9.165        $10.685        $11.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,295          2,546          2,645          2,689          2,298
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.697         $1.707         $1.705         $1.664         $1.590
  Accumulation Unit Value at end of
   period                                 $1.690         $1.697         $1.707         $1.705         $1.664
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             18,238         25,504         44,542         55,137         39,595

42                                          UNION SECURITY INSURANCE COMPANY

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
                                                                   AS OF DECEMBER 31,
SUB-ACCOUNT                               2009           2008           2007           2006           2005
-----------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $17.621        $28.542        $29.473        $27.956        $25.523
  Accumulation Unit Value at end of
   period                                $23.537        $17.621        $28.542        $29.473        $27.956
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,706          1,944          2,404          3,038          3,732
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $16.770        $24.063        $25.523        $21.867        $20.500
  Accumulation Unit Value at end of
   period                                $21.298        $16.770        $24.063        $25.523        $21.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                915          1,095          1,450          1,839          2,342
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.937         $1.670         $1.599         $1.413         $1.307
  Accumulation Unit Value at end of
   period                                 $1.309         $0.937         $1.670         $1.599         $1.413
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,646          3,315          4,052          5,104          6,259
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.616         $2.871         $2.780         $2.688         $2.660
  Accumulation Unit Value at end of
   period                                 $2.969         $2.616         $2.871         $2.780         $2.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             12,121         13,130         15,761         18,131         22,025
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $23.993        $24.477        $23.769        $23.162        $23.118
  Accumulation Unit Value at end of
   period                                $24.471        $23.993        $24.477        $23.769        $23.162
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,393          1,617          1,836          2,198          2,823
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $0.951         $1.461         $1.359         $1.131         $1.081
  Accumulation Unit Value at end of
   period                                 $1.167         $0.951         $1.461         $1.359         $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,078          1,373          1,705          1,540            194
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $14.631        $25.162        $27.217        $23.178        $21.687
  Accumulation Unit Value at end of
   period                                $21.183        $14.631        $25.162        $27.217        $23.178
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              1,134          1,353          1,776          2,165          2,712

                                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                               2004           2003           2002           2001           2000
--------------------------------------  --------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $22.412        $15.138        $21.561        $27.382        $32.680
  Accumulation Unit Value at end of
   period                                $25.523        $22.412        $15.138        $21.561        $27.382
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              4,533          5,296          5,928          7,229          8,240
HARTFORD SMALLCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $18.230        $13.345        $15.945        $13.357        $10.659
  Accumulation Unit Value at end of
   period                                $20.500        $18.230        $13.345        $15.945        $13.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              2,867          3,242          3,869          4,532          3,045
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.271         $1.000             --             --             --
  Accumulation Unit Value at end of
   period                                 $1.307         $1.271             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              7,359          6,313             --             --             --
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $2.577         $2.422         $2.230         $2.080         $1.882
  Accumulation Unit Value at end of
   period                                 $2.660         $2.577         $2.422         $2.230         $2.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             26,051         26,437         32,035         34,033         37,519
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $22.957        $22.780        $20.852        $19.655        $17.823
  Accumulation Unit Value at end of
   period                                $23.118        $22.957        $22.780        $20.852        $19.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              3,656          5,096          7,079          6,250          5,978
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  --             --             --             --             --
  Accumulation Unit Value at end of
   period                                     --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 --             --             --             --             --
HARTFORD VALUE OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                             $18.492        $13.211        $17.843        $18.559        $15.875
  Accumulation Unit Value at end of
   period                                $21.687        $18.492        $13.211        $17.843        $18.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                              3,028          3,438          3,889          5,066          4,407

UNION SECURITY INSURANCE COMPANY                                          43

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FURTHER INFORMATION ABOUT UNION SECURITY INSURANCE COMPANY

ITEM 3. RISK FACTORS

Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.

Amounts in this section are presented in U.S. dollars and in thousands, except for number of shares.

GENERAL ECONOMIC, FINANCIAL MARKET AND POLITICAL CONDITIONS MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. These may include, among others, insurance industry cycles, fluctuations in industry rates, monetary policy, demographics, and legislative and competitive factors. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the declining global mortgage and real estate markets, the loss of consumer confidence and a reduction in consumer spending have contributed to increased volatility and diminished expectations for the economy and the markets going forward. These factors, combined with increased unemployment, have precipitated an economic slowdown and fears of a global recession. This may affect our operational results in various ways, including but not limited to the following:

- individuals and businesses (i) may choose not to purchase our insurance products and other related products and services, (ii) may terminate existing policies or contracts or permit them to lapse, (iii) may choose to reduce the amount of coverage purchased, or (iv) in the case of business customers of Assurant Employee Benefits, may have fewer employees requiring insurance coverage due to reductions in their staffing levels;

- disability insurance claims and claims on other specialized insurance products tend to rise; or

- clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums and the collection of receivables such as unearned premiums.

For the fiscal year ended on December 31, 2009, the Company recognized net realized losses on fixed maturity and equity securities totaling $13,931 after tax and reported gross unrealized losses on fixed maturity and equity securities of $66,061. If the recent economic downturn continues to negatively affect companies, industry sectors or countries, the Company may have additional investment losses and further increases in other-than-temporary impairments. As part of the Parent's process, our investment portfolio is regularly monitored to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and any impairments are charged against earnings in the proper period. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. However, the determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Inherently, there are risks and uncertainties involved in making these judgments. Therefore, changes in facts and circumstances and critical assumptions could also result in management's decision that further impairments have occurred.

A.M. BEST, MOODY'S, AND S&P RATE THE FINANCIAL STRENGTH OF THE COMPANY, AND A DECLINE IN THESE RATINGS COULD AFFECT OUR STANDING IN THE INSURANCE INDUSTRY AND CAUSE OUR SALES AND EARNINGS TO DECREASE.

Ratings are an increasingly important factor in establishing the competitive position of insurance companies. A.M. Best, Moody's and S&P ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure you that we will be able to retain these ratings. In 2008, A.M. Best downgraded our financial strength ratings and issuer credit ratings from "A" to "A-" and from "a" to "a-", respectively. Additionally, S&P lowered our counterparty credit and financial strength ratings from "A" to "A-". Given recent economic developments that have negatively affected the entire insurance industry, we believe that we could be more susceptible to ratings downgrades.

If our ratings are lowered from their current levels by A.M. Best, Moody's, or S&P, our competitive position in the respective insurance industry segments could be negatively impacted and it could be more difficult for us to market our products. Rating agencies may take action to lower our ratings in the future due to, among other things, perceived concerns about our liquidity or solvency, the competitive environment in the insurance industry, which may adversely affect our revenues, the inherent uncertainty in determining reserves for future claims, which may cause us to increase our reserves for claims, the outcome of pending litigation and regulatory investigations, which may adversely affect our financial position and reputation and possible changes in the methodology or criteria applied by the rating agencies. In addition, rating agencies have come under recent scrutiny over their ratings on various mortgage-backed products. As a result, they may have become more conservative in their methodology and criteria, which could adversely affect our ratings. Finally, rating agencies or regulators could increase capital requirements for the Company or its subsidiaries, which in turn could negatively affect our financial position as well.

44                                          UNION SECURITY INSURANCE COMPANY

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As customers and their advisors place importance on our financial strength ratings, we may lose customers and compete less successfully if we are downgraded. In addition, ratings impact our ability to attract investment capital on favorable terms. If our financial strength ratings are reduced from their current levels by A.M. Best, Moody's, or S&P, our cost of borrowing would likely increase, our sales and earnings could decrease and our results of operations and financial condition could be materially adversely affected.

As of December 31, 2009, contracts representing approximately 4% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A-" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A-".

OUR EARNINGS COULD BE MATERIALLY AFFECTED BY AN IMPAIRMENT OF GOODWILL.

If we experience a decline in our results of operations and cash flows, or other indicators of impairment exist, we may incur a material non-cash charge to earnings relating to impairment of our goodwill, which could have a material adverse effect on our results.

In the fourth quarter of 2009, we conducted our annual assessment of goodwill using the methodologies discussed above. After completing the Step 1 analysis, we determined that the Company had an estimated fair value less than its net book value. Accordingly, Management performed a Step 2 test for the Company. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities was then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill was then compared to the carrying value of goodwill to determine the Company's impairment. Based on our Step 2 test it was determined that $75,244 of goodwill of the Company was impaired, resulting in a non-cash charge. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Please see the section entitled "Management's Discussion & Analysis -- Valuation and Recoverability of Goodwill" for more information.

Union Security is also subject to additional risks associated with its business. These risks include, among others:

- RELIANCE ON RELATIONSHIPS WITH SIGNIFICANT CLIENTS, DISTRIBUTORS AND OTHER PARTIES. If our significant clients, distributors and other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.

- FAILURE TO ATTRACT AND RETAIN SALES REPRESENTATIVES OR DEVELOP AND MAINTAIN DISTRIBUTION SOURCES. Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

- FAILURE TO ACCURATELY PREDICT BENEFITS AND OTHER COSTS AND CLAIMS. We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods, which could have a material adverse effect on our results of operations and financial condition if claims substantially exceed our expectations.

- CHANGES IN REGULATION. Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.

During 2009 and early 2010, health care reform was a major initiative of President Obama and the U.S. Congress. Certain health reform legislation that would address the affordability and availability of health insurance and reduce the number of uninsureds was passed by the Senate in 2009 and by the House of Representatives on March 21, 2010. President Obama subsequently signed the "Patient Protection and Affordable Care Act" on March 23, 2010. While Assurant is still assessing the exact impact of this reform, we believe it could materially affect Assurant's business, particularly the health and employee benefits businesses, by, among other things, increasing costs, affecting our distribution, exposing us to expanded liability, requiring us to modify the way in which we conduct business or putting us at risk for loss of business. Additionally, our operating results and financial condition could be materially and adversely affected by this reform.

- REINSURERS' FAILURE TO FULFILL OBLIGATIONS. In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its FFG division to The Hartford and in 2000 we sold our LTC division to John Hancock, now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate

UNION SECURITY INSURANCE COMPANY                                          45

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  accounts. However, if the reinsurers become insolvent, we would be exposed to the risk that the assets in the trust and/or the separate accounts would be insufficient to support the liabilities that would revert to us.

The A.M. Best ratings of The Hartford and John Hancock are currently A and A+, respectively. A.M. Best maintains a negative outlook on the issuer credit and financial strength ratings of The Hartford. The A.M. Best ratings of John Hancock are stable.

We also have the risk of becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

- CREDIT RISK OF SOME OF OUR AGENTS. We advance agents' commissions as part of our preneed insurance product offerings. These advances are a percentage of the total face amount of coverage as opposed to a percentage of the first-year premium paid, the formula that is more common in other life insurance markets. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.

- RISKS RELATED TO LITIGATION AND REGULATORY ACTIONS. From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.

One particular area of focus which has affected our parent, Assurant, Inc., has been the accounting treatment for finite reinsurance or other non-traditional or loss mitigation insurance products. On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Company consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500 and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

We depend on our parent, Assurant, for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse affect on our business, results of operations or financial condition.

For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2009 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com.

ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL.

Raj B. Dave, who has given a legal opinion as to the validity of the Contracts, serves as Assistant Secretary of the Company.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT

(A) DESCRIPTION OF THE BUSINESS

1. LEGAL ORGANIZATION

Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly owned subsidiary of Assurant, Inc. ("Assurant"), which owns and

46                                          UNION SECURITY INSURANCE COMPANY

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operates companies that provide specialty insurance products and related services in North America and selected other markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.

In this report, references to "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.

Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except number of shares and number of employees.

2. BUSINESS ORGANIZATION

The Company which is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York, writes insurance products that are marketed by Assurant's business segments (see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a full description of each of these segments). We perform substantially all of the operations of the Assurant Employee Benefits segment. We directly market, sell and administer the group disability, group life and certain group dental insurance products, and we manage other Assurant subsidiaries that provide prepaid dental products. With respect to the Assurant Health segment, we issue small group health insurance policies that are sold through an independent agency. Finally, with respect to the Assurant Solutions segment, we issue accidental death and dismemberment policies for which the segment performs the selling, marketing, and administration functions.

As an indirect wholly owned subsidiary of Assurant, Union Security does not have any publicly issued equity or debt securities. We are, however, subject to certain filing requirements under the federal securities laws, because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"). Effective April 2001, Assurant and its subsidiaries exited this line of business and sold the business segment, then referred to as Fortis Financial Group ("FFG"), to The Hartford. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding for the remaining contract liabilities.

Union Security was redomesticated to Kansas from Iowa in 2009.

As of February 15, 2010, we had approximately 1,594 employees.

For additional information that relates to our business, we refer you to Assurant's 2009 Annual Report on Form 10-K filed with the SEC and available on the SEC website at www.sec.gov or through Assurant's website at www.assurant.com.

(B) DESCRIPTION OF THE PROPERTY

Our principal office is in Kansas City, Missouri, where we lease office space in a building owned by Assurant. We also lease office space in Atlanta, Georgia which is used for our preneed and credit division. In addition, we have regional claims and sales offices throughout the U.S. We believe that our leased properties are adequate for our current business operations.

(C) LEGAL PROCEEDINGS

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.

On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

(D) NOT APPLICABLE.

(E) FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          47

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            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Union Security Insurance Company:


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of Assurant, Inc. at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairment of debt securities on April 1, 2009.


PricewaterhouseCoopers LLP


April 23, 2010
New York, New York

48                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

                        UNION SECURITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                         AT DECEMBER 31, 2009 AND 2008


                                              DECEMBER 31,                DECEMBER 31,
                                                  2009                        2008
                                                      (IN THOUSANDS EXCEPT PER
                                                      SHARE AND SHARE AMOUNTS)
------------------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities available for
  sale, at fair value (amortized
  cost -- $2,493,265 in 2009 and
  $2,399,676 in 2008)                          $2,555,863                  $2,199,547
 Equity securities available for sale,
  at fair value
  (cost -- $160,510 in 2009 and $189,973
  in 2008)                                        157,993                     144,770
 Commercial mortgage loans on real
  estate, at amortized cost                       772,912                     838,254
 Policy loans                                      13,981                      14,422
 Short-term investments                            70,367                     159,847
 Collateral held under securities
  lending                                         106,896                     113,191
 Other investments                                 88,736                      82,628
                                               ----------                  ----------
                       TOTAL INVESTMENTS        3,766,748                   3,552,659
                                               ----------                  ----------
 Cash and cash equivalents                         43,819                      17,171
 Premiums and accounts receivable, net             79,516                      71,850
 Reinsurance recoverables                       1,434,405                   1,359,251
 Accrued investment income                         41,476                      40,610
 Deferred acquisition costs                        37,908                      43,020
 Deferred income taxes, net                        56,569                     179,413
 Goodwill                                          81,573                     156,817
 Value of business acquired                        18,783                      21,461
 Other assets                                      39,732                      32,893
 Assets held in separate accounts               1,740,344                   1,557,313
                                               ----------                  ----------
                            TOTAL ASSETS       $7,340,873                  $7,032,458
                                               ----------                  ----------
LIABILITIES
 Future policy benefits and expenses           $2,675,069                  $2,687,488
 Unearned premiums                                 37,692                      35,962
 Claims and benefits payable                    1,751,501                   1,778,563
 Commissions payable                               13,242                      14,998
 Deferred gain on disposal of businesses           97,021                     113,927
 Obligations under securities lending             108,186                     124,063
 Accounts payable and other liabilities           188,958                     188,053
 Taxes payable                                     10,523                       2,331
 Liabilities related to separate
  accounts                                      1,740,344                   1,557,313
                                               ----------                  ----------
                       TOTAL LIABILITIES        6,622,536                   6,502,698
                                               ----------                  ----------
COMMITMENTS AND CONTINGENCIES (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $5 per share,
  1,000,000 shares authorized, issued,
  and outstanding                                   5,000                       5,000
 Additional paid-in capital                       475,635                     460,635
 Retained earnings                                203,109                     229,837
 Accumulated other comprehensive income
  (loss)                                           34,593                    (165,712)
                                               ----------                  ----------
              TOTAL STOCKHOLDER'S EQUITY          718,337                     529,760
                                               ----------                  ----------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY       $7,340,873                  $7,032,458
                                               ----------                  ----------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          49

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                        UNION SECURITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                             YEARS ENDED DECEMBER 31,
                                    2009               2008               2007
                                                  (IN THOUSANDS)
---------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                   $1,092,512         $1,173,790         $1,259,930
 Net investment income                216,725            238,451            286,235
 Net realized losses on
  investments, excluding
  other-than-temporary
  investment losses                   (13,925)           (26,621)            (7,093)
  Total other-than-temporary
   investment losses                  (11,330)          (109,075)           (21,126)
  Portion of gain recognized
   in other comprehensive
   income, before taxes                  (257)                --                 --
                                -------------      -------------      -------------
 Net other-than-temporary
  investment losses recognized
  in earnings                         (11,587)          (109,075)           (21,126)
 Amortization of deferred
  gains on disposal of
  businesses                           16,906             20,680             23,548
 Fees and other income                 14,859             11,449             16,395
                                -------------      -------------      -------------
                TOTAL REVENUES      1,315,490          1,308,674          1,557,889
                                -------------      -------------      -------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                849,531            889,498            934,609
 Amortization of deferred
  acquisition costs and value
  of business acquired                 46,398             46,678             43,575
 Underwriting, general and
  administrative expenses             340,342            353,774            383,106
 Goodwill impairment                   75,244                 --                 --
                                -------------      -------------      -------------
    TOTAL BENEFITS, LOSSES AND
                      EXPENSES      1,311,515          1,289,950          1,361,290
                                -------------      -------------      -------------
 Income before provision for
  income taxes                          3,975             18,724            196,599
 Provision for income taxes            27,127             10,867             57,121
                                -------------      -------------      -------------
             NET (LOSS) INCOME       $(23,152)            $7,857           $139,478
                                -------------      -------------      -------------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

50                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

                        UNION SECURITY INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                                             ACCUMULATED
                                     COMMON             ADDITIONAL                              OTHER
                                     STOCK               PAID-IN         RETAINED           COMPREHENSIVE
                                                         CAPITAL         EARNINGS           INCOME (LOSS)            TOTAL
                                                                      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2007              $5,000             $545,635         $286,350              $62,279             $899,264
Dividends                                 --                   --         (197,000)                  --             (197,000)
Cumulative effect of change
 in accounting principles                 --                   --           (4,118)                  --               (4,118)
Comprehensive income:
 Net income                               --                   --          139,478                   --              139,478
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net of
  taxes                                   --                   --               --              (56,642)             (56,642)
 Net change in foreign
  currency translation, net
  of taxes                                --                   --               --                   59                   59
                                                                                                                   ---------
Total other comprehensive
 loss                                                                                                                (56,583)
                                                                                                                   ---------
 Total comprehensive income                                                                                           82,895
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2007          5,000              545,635          224,710                5,696              781,041
                                    --------            ---------        ---------            ---------            ---------
Return of capital (Note 7)                --             (100,000)              --                   --             (100,000)
Capital contribution (Note 7)             --               15,000               --                   --               15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                                 --                   --           (2,730)                  --               (2,730)
Comprehensive loss:
 Net income                               --                   --            7,857                   --                7,857
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net of
  taxes                                   --                   --               --             (171,408)            (171,408)
                                                                                                                   ---------
Total other comprehensive
 loss                                                                                                               (171,408)
                                                                                                                   ---------
 Total comprehensive income                                                                                         (163,551)
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2008          5,000              460,635          229,837             (165,712)             529,760
                                    --------            ---------        ---------            ---------            ---------
Dividends                                 --                   --          (20,000)                  --              (20,000)
Capital contribution (Note 7)             --               15,000               --                   --               15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                                 --                   --           16,424              (16,424)                  --
Comprehensive Income:
 Net loss                                 --                   --          (23,152)                  --              (23,152)
Other comprehensive income:
 Net change in unrealized
  losses on securities, net
  of taxes                                --                   --               --              210,552              210,552
 Net change in
  other-than-temporary
  impairment gains,
  recognized in other
  comprehensive income, net
  of taxes                                --                   --               --                6,177                6,177
                                                                                                                   ---------
Total other comprehensive
 income                                                                                                              216,729
                                                                                                                   ---------
 Total comprehensive income                                                                                          193,557
                                    --------            ---------        ---------            ---------            ---------
   BALANCE, DECEMBER 31, 2009         $5,000             $475,635         $203,109              $34,593             $718,337
                                    --------            ---------        ---------            ---------            ---------


      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                          51

-------------------------------------------------------------------------------

                        UNION SECURITY INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                      YEARS ENDED DECEMBER 31,
                                             2009               2008               2007
                                                           (IN THOUSANDS)
------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net (loss) income                           $(23,152)            $7,857           $139,478
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
 Change in reinsurance recoverable            (75,154)           (51,605)            (8,648)
 Change in premiums and accounts
  receivable                                   (5,590)            40,739             (2,976)
 Depreciation and amortization                  3,418              1,173              2,124
 Change in deferred acquisition costs
  and value of business acquired                7,790              8,910             10,512
 Change in accrued investment income             (866)             1,742              3,980
 Change in insurance policy reserves and
  expenses                                    (45,507)           (53,850)           (73,896)
 Change in accounts payable and other
  liabilities                                  (3,222)           (20,638)           (13,212)
 Change in commissions payable                 (1,756)              (509)              (681)
 Change in reinsurance balances payable            --             (2,706)              (437)
 Change in funds held under reinsurance            --               (118)                11
 Amortization of deferred gain on
  disposal of businesses                      (16,906)           (20,680)           (23,548)
 Change in income taxes                         7,501            (22,869)           (47,888)
 Net realized losses on investments            25,512            135,696             28,219
 Goodwill impairment                           75,244                                    --
 Other                                         (5,251)               (84)               302
                                          -----------       ------------       ------------
NET CASH (USED IN) PROVIDED BY OPERATING
                              ACTIVITIES      (57,939)            23,058             13,340
                                          -----------       ------------       ------------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities available for
  sale                                        244,094            451,988            382,557
 Equity securities available for sale          27,345             96,375            116,117
 Property and equipment                          (105)                25                 --
 Maturities, prepayments, and scheduled
  redemption of:
 Fixed maturity securities available for
  sale                                        129,687             76,593            208,303
 Purchase of:
 Fixed maturity securities available for
  sale                                       (449,662)          (357,887)          (394,138)
 Equity securities available for sale         (11,750)           (74,181)          (116,049)
 Property and equipment                            --                 --                (25)
 Subsidiary, net of cash transferred (1)        4,923                 --                 --
 Change in other invested assets               (6,108)            (7,847)            12,542
 Change in commercial mortgage loans on
  real estate                                  61,242            (16,070)           (72,213)
 Change in short-term investments              89,480           (115,755)             4,049
 Change in collateral held under
  securities lending                           15,877            111,102            (63,112)
 Change in policy loans                           441             (2,076)               116
                                          -----------       ------------       ------------
          NET CASH PROVIDED BY INVESTING
                              ACTIVITIES      105,464            162,267             78,147
                                          -----------       ------------       ------------
FINANCING ACTIVITIES
 Dividends paid                               (20,000)                --           (197,000)
 Change in obligation under securities
  lending                                     (15,877)          (115,986)            63,112
 Return of capital                                 --           (100,000)                --
 Contributed capital                           15,000             15,000                 --
                                          -----------       ------------       ------------
   NET CASH USED IN FINANCING ACTIVITIES      (20,877)          (200,986)          (133,888)
                                          -----------       ------------       ------------
 Change in cash and cash equivalents           26,648            (15,661)           (42,401)
 Cash and cash equivalents at beginning
  of period                                    17,171             32,832             75,233
                                          -----------       ------------       ------------
 Cash and cash equivalents at end of
  period                                      $43,819            $17,171            $32,832
                                          -----------       ------------       ------------
Supplemental information:
 Income taxes paid, net of refunds            $19,597            $33,270           $104,754


(1) This relates to Shenandoah Life Insurance Company ("Shenandoah"), acquired through reinsurance agreement on October 1, 2009.

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

52                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007
(IN THOUSANDS EXCEPT SHARE DATA)

--------------------------------------------------------------------------------

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, small employer group health insurance and preneed. The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant inter-company transactions and balances are eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results may differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on foreign currency translation, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to the 2009 presentation.

REVENUE RECOGNITION

The Company recognizes revenue when realized or realizable and earned. Revenue generally is realized or realizable and earned when persuasive evidence of an arrangement exists, services have been rendered, the price is fixed or determinable, and collectability is reasonably assured.

FOREIGN CURRENCY TRANSLATION

For those foreign affiliates where the local currency is the functional currency, unrealized foreign currency translation gains and losses net of deferred income taxes have been reflected in accumulated other comprehensive income (loss) ("AOCI").

FAIR VALUE

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Please see Note 4 for more information on the Company's fair value policies.

INVESTMENTS

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, which is included within the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 320, INVESTMENTS -- DEBT AND EQUITY SECURITIES and reported at fair value. If the fair value is higher than the amortized cost for fixed

UNION SECURITY INSURANCE COMPANY                                          53

-------------------------------------------------------------------------------

maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. The net unrealized gains and losses, less deferred income taxes, are included in AOCI.

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loans facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company has determined that a loan be placed on non-accrual status after 90 days of delinquent payments (unless the loan is both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests it is probable a loan may be impaired.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The collateral held under securities lending is reported at fair value. The obligation under securities lending is reported at the amount of the collateral received.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. Please see Note 3 for more information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

RECEIVABLES

The Company records a receivable when revenue has been earned but the cash has not been collected. The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds. An allowance for doubtful accounts is recorded on the basis

54                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions.

Reinsurance balances payable include amounts related to ceded premiums and estimated amounts related to assumed paid or incurred losses, which are reported based upon ceding entities' estimations.

Funds held under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

DEFERRED ACQUISITION COSTS

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of interest income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and life insurance policies (no longer offered) are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on small group medical contracts consist primarily of commissions to agents and brokers and compensation to representatives. These contracts are considered short duration because the terms of the contracts are not fixed at issue and they are not guaranteed renewable. As a result, these costs are not deferred, but rather they are recorded in the consolidated statement of operations in the period in which they are incurred.

UNION SECURITY INSURANCE COMPANY                                          55

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PROPERTY AND EQUIPMENT

Property and equipment are reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives.

GOODWILL

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill were less than the recorded goodwill, the Company would record an impairment charge for the difference.

In the fourth quarters of 2009 and 2008, the Company conducted annual assessments of goodwill. Based on the results of the 2009 assessment, the Company concluded that the net book value of its goodwill exceeded the estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $75,244 impairment charge. Based on the results of the 2008 assessment, the Company concluded that its estimated fair value exceeded its net book value and therefore goodwill was not impaired. See
Note 4 and 13 for further information.

VALUE OF BUSINESSES ACQUIRED

VOBA is the identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies and preneed limited payment policies. For preneed annuities, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested for recoverability annually. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2009 and 2008 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

OTHER ASSETS

Other assets primarily include prepaid items and intangible assets. Intangible assets that have finite lives, including but not limited to, customer relationships, customer contracts and other intangible assets, are amortized over their estimated useful lives. Intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets subject to amortization, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2009 or 2008.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an

56                                          UNION SECURITY INSURANCE COMPANY

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underlying portfolio of securities. The variable insurance products issued by
FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

RESERVES

Reserves are established in accordance with GAAP, using generally accepted actuarial methods and are based on a number of factors. These factors include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates, generally involving actuarial projections at a given time, of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on our assessment of facts and circumstances then known. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable, particularly on a prospective basis. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include Canadian pre-funded funeral ("preneed") life insurance policies and annuity contracts, traditional life insurance policies (no longer offered), FFG and LTC contracts disposed. Future policy benefits and expense reserves on preneed life insurance and, life insurance policies (no longer offered) are reported at the present value of future benefits to be paid to policyholders and related expenses less the present value of the future net premiums. These amounts are estimated and include assumptions as to the expected investment yield, inflation, mortality, morbidity, expenses, and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible adverse deviations. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Future policy benefits and expense reserves for preneed investment-type annuities consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances.

For worksite group disability, which typically has high front-end costs and are expected to remain in-force for an extended period of time, the case reserves and incurred but not reported ("IBNR") reserves are recorded at an amount equal to the net present value of the expected future claims payments. Worksite group long term disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into

UNION SECURITY INSURANCE COMPANY                                          57

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consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

DEFERRED GAIN ON DISPOSAL OF BUSINESSES

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company.

PREMIUMS

Long Duration Contracts

Currently, the Company's long duration contracts being sold are group worksite disability and life insurance. Revenues are recognized when earned on group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, and credit life and disability.

TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

FEE AND OTHER INCOME

The Company derives fee and other income primarily from providing administrative services. Fee income is recognized when services are performed.

UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

LEASES

The Company records expenses for operating leases on a straight-line basis over the lease term.

CONTINGENCIES

The Company follows the guidance on contingencies, which is included within ASC Topic 450, CONTINGENCIES, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

58                                          UNION SECURITY INSURANCE COMPANY

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RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

On July 1, 2009, the Company adopted the new guidance on GAAP, which is within ASC Topic 105, GAAP. The new guidance establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. References to accounting guidance contained in the Company's consolidated financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.

On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On June 30, 2009, the Company adopted the new subsequent events guidance, which is within ASC Topic 855, SUBSEQUENT EVENTS. This new guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. See Note 18.

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income
(loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $16,424 (after-tax) in retained earnings and a decrease of $16,424 (after-tax) in AOCI. See Note 3 for further information.

On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets, which is within ASC Topic 820. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity, requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company adopted the revised business combinations guidance, which is within ASC Topic 805, BUSINESS COMBINATIONS. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the consolidated financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into any business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.

On January 1, 2009, the Company adopted the new consolidations guidance, which is within ASC Topic 810, CONSOLIDATION. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

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UNION SECURITY INSURANCE COMPANY                                          59

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On January 1, 2009, the Company applied the fair value measurements and disclosures guidance, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. The Company's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a business combination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair value measurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction between market participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performed its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter of 2009. Step 1 of the impairment test indicated that the net book value of the Company's goodwill was greater than its estimated fair value. Based on the results of the Step 1 test, the Company was required to measure the fair value of its goodwill in Step 2 of the impairment test. As mentioned above, the application of this guidance which was used to measure the fair value of goodwill in Step 2 of the impairment test did not have an impact on the Company's financial position or results of operations during 2009.

On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance, which is within ASC Topic 820. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008 except for certain financial assets that were measured at fair value using a transaction price. For these financial instruments, which the Company has, this guidance required limited retrospective adoption and thus the difference between the fair values using a transaction price and the fair values using an exit price of the relevant financial instruments was shown as a cumulative-effect adjustment to the January 1, 2008 retained earnings balance. At adoption, the Company recognized a $4,200 decrease to other assets, and a corresponding decrease of $2,730 (after-tax) to retained earnings. See Notes 3 and 4 for further information regarding these financial instruments and the fair value disclosures, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

In June 2009, the FASB issued new guidance on transfers of financial assets, which is within ASC Topic 860, TRANSFERS AND SERVICING. This new guidance amends the derecognition guidance in the Codification and eliminates the exemption from consolidation for qualifying special-purpose entities. This new guidance is effective for transfers of financial assets occurring in fiscal years beginning after November 15, 2009 and in interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have an impact on the Company's financial position or results of operations.

In June 2009, the FASB issued new guidance on the accounting for a variable interest entity ("VIE"), which is within ASC Topic 810, CONSOLIDATION. This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. This new guidance provides two transition alternatives: (i) retrospective application with a cumulative-effect adjustment to retained earnings as of the beginning of the first year adjusted; or (ii) application as of the date of adoption with a cumulative-effect adjustment to retained earnings recognized on that date. This new guidance is effective as of the beginning of the Company's first fiscal year beginning after November 15, 2009, and for interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have a material impact on the Company's financial position and results of operations.

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60                                          UNION SECURITY INSURANCE COMPANY

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3. INVESTMENTS

The following table shows the amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated.

                                                                       DECEMBER 31, 2009
                                 COST OR               GROSS                   GROSS
                                AMORTIZED            UNREALIZED             UNREALIZED                                OTTI IN
                                   COST                GAINS                  LOSSES             FAIR VALUE          AOCI (1)
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and
  authorities                        $2,888                $124                   $ --                $3,012             $ --
 States, municipalities and
  political subdivisions             58,962               1,194                 (1,762)               58,394               --
 Foreign governments                 34,969               1,984                 (1,825)               35,128               --
 Asset-backed                         3,782                  56                    (58)                3,780               --
 Commercial mortgage-backed          20,369                 121                   (168)               20,322               --
 Residential mortgage-backed        122,036               5,947                   (454)              127,529             (132)
 Corporate                        2,250,259             107,017                (49,578)            2,307,698            6,218
                               ------------          ----------              ---------          ------------          -------
         TOTAL FIXED MATURITY
                   SECURITIES    $2,493,265            $116,443               $(53,845)           $2,555,863           $6,086
                               ------------          ----------              ---------          ------------          -------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                           $160,510              $9,699               $(12,216)             $157,993             $ --
                               ------------          ----------              ---------          ------------          -------

(1) Represents the amount of other-than-temporary impairment (losses) gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.

                                                                        DECEMBER 31, 2008
                                             COST OR                 GROSS                 GROSS
                                            AMORTIZED             UNREALIZED             UNREALIZED
                                              COST                   GAINS                 LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government
  agencies and authorities                       $3,276                 $386                    $ --              $3,662
 States, municipalities and political
  subdivisions                                   53,580                  568                  (2,671)             51,477
 Foreign governments                             40,202                2,019                  (1,941)             40,280
 Asset-backed                                     7,036                   33                    (397)              6,672
 Commercial mortgage-backed                      19,409                   19                  (3,348)             16,080
 Residential mortgage-backed                    148,097                5,460                    (354)            153,203
 Corporate                                    2,128,076               42,478                (242,381)          1,928,173
                                          -------------            ---------            ------------       -------------
         TOTAL FIXED MATURITY SECURITIES     $2,399,676              $50,963               $(251,092)         $2,199,547
                                          -------------            ---------            ------------       -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks               $189,973               $3,938                $(49,141)           $144,770
                                          -------------            ---------            ------------       -------------

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                            COST OR
                                           AMORTIZED
                                              COST       FAIR VALUE
--------------------------------------------------------------------
Due in one year or less                        $26,443       $27,130
Due after one year through five years          409,189       424,109
Due after five years through ten years         433,202       448,572
Due after ten years                          1,478,244     1,504,421
                                          ------------  ------------
                                   TOTAL     2,347,078     2,404,232
Asset-backed                                     3,782         3,780
Commercial mortgage-backed                      20,369        20,322
Residential mortgage-backed                    122,036       127,529
                                          ------------  ------------
                                   TOTAL    $2,493,265    $2,555,863
                                          ------------  ------------


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UNION SECURITY INSURANCE COMPANY                                          61

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Major categories of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                             2009              2008              2007
----------------------------------------------------------------------------------------------
Fixed maturity securities                    $158,678          $165,334          $177,108
Equity securities                              12,522            15,860            20,997
Commercial mortgage loans on real estate       51,287            54,535            52,990
Policy loans                                      830               806               459
Short-term investments                          1,207             2,888             4,060
Other investments                                 603             6,351            38,140
Cash and cash equivalents                          95             1,208             1,928
                                          -----------       -----------       -----------
                       INVESTMENT INCOME      225,222           246,982           295,682
Investment expenses                            (8,497)           (8,531)           (9,447)
                                          -----------       -----------       -----------
                   NET INVESTMENT INCOME     $216,725          $238,451          $286,235
                                          -----------       -----------       -----------

No material investments of the Company were non-income producing for the years ended December 31, 2009, 2008, and 2007.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

                                              YEARS ENDED DECEMBER 31,
                                       2009             2008             2007
--------------------------------------------------------------------------------
Proceeds from sales                   $271,086         $548,341         $490,403
Gross realized gains                    10,045           20,231           11,155
Gross realized losses                   20,503           44,001           18,121

For securities sold at a loss during 2009, the average period of time these securities were trading continuously at a price below book value was approximately 13 months.

After a period of declining market values in the fixed maturity and equity security markets, the credit markets have shown continued improvement throughout 2009. This is primarily due to specific U.S. government intervention which resulted in a lower threat of systemic collapse, enhanced liquidity in the market, and improved economic prospects. As a result, many securities in the portfolio have shown improved market values throughout the year.

We recorded net realized (losses) gains, including other-than-temporary impairments, in the statement of operations as follows:


                                        YEARS ENDED DECEMBER 31,
                                 2009             2008              2007
--------------------------------------------------------------------------------
Net realized (losses) gains
 related to sales:
 Fixed maturity securities         $(198)          $(5,350)         $(2,495)
 Equity securities                (9,647)          (16,153)          (4,471)
 Commercial mortgage loans
  on real estate                  (4,100)             (234)            (312)
 Other investments                    20                --              185
 Collateral held under
  securities lending                  --            (4,884)              --
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES
            RELATED TO SALES     (13,925)          (26,621)          (7,093)
                              ----------       -----------       ----------
Net realized losses related
 to other-than-temporary
 impairments:
 Fixed maturity securities        (6,990)          (57,271)         (13,757)
 Equity securities                (4,597)          (51,804)          (7,369)
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES
                  RELATED TO
        OTHER-THAN-TEMPORARY
                 IMPAIRMENTS     (11,587)         (109,075)         (21,126)
                              ----------       -----------       ----------
   TOTAL NET REALIZED LOSSES    $(25,512)        $(135,696)        $(28,219)
                              ----------       -----------       ----------


OTHER-THAN-TEMPORARY IMPAIRMENTS

Adoption of the New OTTI Guidance

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. See Note 2 for further information. The new OTTI guidance requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company had to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the

62                                          UNION SECURITY INSURANCE COMPANY

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reduction in value was reflected as a realized loss in the statement of operations. Under the new OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The new OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $64,705, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $36,462 of the OTTI previously recorded related to specific credit losses and $28,243 related to all other factors. Under the new OTTI guidance, the Company increased the amortized cost basis of these debt securities by $25,268 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.

For the twelve months ended December 31, 2009, the Company recorded $11,330 of OTTI of which $11,587 was related to credit losses and recorded as net OTTI losses recognized in earnings, while the remaining $(257) related to all other factors was recorded as an unrealized gain component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

BALANCE, APRIL 1, 2009                                             $ 36,462
Additions for credit loss impairments recognized in the
 current period on securities not previously impaired                   681
Additions for credit loss impairments recognized in the
 current period on securities previously impaired                       680
Reductions for increases in cash flows expected to be
 collected that are recognized over the remaining life of
 the security                                                          (275)
Reductions for credit loss impairments previously
 recognized on securities which matured, paid down,
 prepaid, or were sold during the period                             (8,301)
                                                                  ---------
BALANCE, DECEMBER 31, 2009                                          $29,247
                                                                  ---------

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and

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UNION SECURITY INSURANCE COMPANY                                          63

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commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortize the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2009 and 2008 were as follows:

                                                                      DECEMBER 31, 2009
                                                LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                                           FAIR              UNREALIZED              FAIR              UNREALIZED
                                          VALUE                LOSSES               VALUE                LOSSES
----------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                              $8,053               $(347)              $13,143              $(1,415)
 Foreign governments                           653                 (28)               12,874               (1,797)
 Asset-backed                                1,499                 (21)                1,005                  (37)
 Commercial mortgage-backed                 10,342                 (64)                1,070                 (104)
 Residential mortgage-backed                 2,284                (289)                1,184                 (165)
 Corporate                                 249,368              (8,761)              389,551              (40,817)
                                        ----------            --------            ----------            ---------
       TOTAL FIXED MATURITY SECURITIES    $272,199             $(9,510)             $418,827             $(44,335)
                                        ----------            --------            ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks              $505                $(39)              $83,260             $(12,177)
                                        ----------            --------            ----------            ---------

                                                    DECEMBER 31, 2009
                                                            TOTAL
                                                FAIR              UNREALIZED
                                               VALUE                LOSSES
--------------------------------------  -----------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                                  $21,196              $(1,762)
 Foreign governments                             13,527               (1,825)
 Asset-backed                                     2,504                  (58)
 Commercial mortgage-backed                      11,412                 (168)
 Residential mortgage-backed                      3,468                 (454)
 Corporate                                      638,919              (49,578)
                                             ----------            ---------
       TOTAL FIXED MATURITY SECURITIES         $691,026             $(53,845)
                                             ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                $83,765             $(12,216)
                                             ----------            ---------

                                                                 DECEMBER 31, 2008
                                            LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                                           FAIR          UNREALIZED           FAIR          UNREALIZED
                                          VALUE            LOSSES            VALUE            LOSSES
------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                             $19,525           $(1,534)         $11,085           $(1,137)
 Foreign governments                        15,043            (1,446)           7,443              (495)
 Asset-backed                                2,156               (98)           2,387              (299)
 Commercial mortgage-backed                  8,780            (2,042)           6,631            (1,306)
 Residential mortgage-backed                 1,210               (93)           1,067              (261)
 Corporate                                 783,894          (111,976)         498,897          (130,405)
                                        ----------       -----------       ----------       -----------
       TOTAL FIXED MATURITY SECURITIES    $830,608         $(117,189)        $527,510         $(133,903)
                                        ----------       -----------       ----------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks           $54,750          $(21,217)         $65,285          $(27,924)
                                        ----------       -----------       ----------       -----------

                                              DECEMBER 31, 2008
                                                    TOTAL
                                            FAIR           UNREALIZED
                                           VALUE             LOSSES
--------------------------------------  -----------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and political
  subdivisions                               $30,610           $(2,671)
 Foreign governments                          22,486            (1,941)
 Asset-backed                                  4,543              (397)
 Commercial mortgage-backed                   15,411            (3,348)
 Residential mortgage-backed                   2,277              (354)
 Corporate                                 1,282,791          (242,381)
                                        ------------       -----------
       TOTAL FIXED MATURITY SECURITIES    $1,358,118         $(251,092)
                                        ------------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks            $120,035          $(49,141)
                                        ------------       -----------

Total gross unrealized losses represent less than 9% and 21% of the aggregate fair value of the related securities at December 31, 2009 and 2008, respectively. Approximately 14% and 46% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2009 and 2008, respectively. The total gross unrealized losses are comprised of 328 and 677 individual securities at December 31, 2009 and 2008, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2009 and 2008. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2009, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the financial, energy and industrial industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $43,794, or 77%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium. As of December 31, 2009, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.

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64                                          UNION SECURITY INSURANCE COMPANY

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The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2009, by contractual maturity, is shown below:

                                                      COST OR
                                                   AMORTIZED COST     FAIR VALUE
--------------------------------------------------------------------------------
Due in one year or less                                    $563             $549
Due after one year through five years                    52,031           49,938
Due after five years through ten years                  116,070          110,073
Due after ten years                                     558,145          513,082
                                                     ----------       ----------
                                         TOTAL          726,809          673,642
Asset-backed                                              2,561            2,504
Commercial mortgage-backed                               11,579           11,412
Residential mortgage-backed                               3,922            3,468
                                                     ----------       ----------
                                         TOTAL         $744,871         $691,026
                                                     ----------       ----------

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2009, approximately 3.1% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 1.5% of the total fixed income portfolio and 0.6% of the total unrealized loss position. Of the securities with sub-prime exposure, approximately 51% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.


The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2009, approximately 39% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $54 to $13,926 at December 31, 2009 and from $7 to $14,345 at December 31, 2008. The mortgage loan valuation allowance for losses was $8,552 and $3,252 at December 31, 2009 and 2008, respectively.


At December 31, 2009, there are no outstanding mortgage loan commitments. At December 31, 2009, the Company is committed to fund additional capital contributions of $3,500 to joint ventures and to certain investments in limited partnerships.

The Company has short term investments and fixed maturities of $7,378 and $4,937 at December 31, 2009 and 2008, respectively, on deposit with various governmental authorities as required by law.

Securities Lending

The Company engages in transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale under the debt and equity securities guidance, which is within ASC Topic 320. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2009 and 2008, our collateral held under securities lending, of which its use is unrestricted, was $106,896 and $113,191, respectively, while our liability to the borrower for collateral received was $108,186 and $124,063, respectively. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI. All securities with unrealized losses have been in a continuous loss position for twelve months or longer as of December 31, 2009 and December 31, 2008. The Company has actively reduced the size of the securities lending to mitigate counter-party exposure. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

UNION SECURITY INSURANCE COMPANY                                          65

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4. FAIR VALUE DISCLOSURES

Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance, which is within ASC Topic 820, defines fair value, establishes a framework for measuring fair value, creates a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy and its application to the Company's financial assets and liabilities are described below:

- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain U.S. mutual funds, money market funds and certain foreign securities.

- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset. Financial assets utilizing Level 2 inputs include corporate, municipal, foreign government and private placement bonds, U.S. Government and agency securities, residential and commercial mortgage-backed securities, asset-backed securities, non-redeemable preferred stocks and certain U.S. and foreign mutual funds.

- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset. Financial assets utilizing Level 3 inputs include certain non-redeemable preferred stocks, foreign government and corporate bonds, and commercial mortgage-backed securities that were quoted by brokers and could not be corroborated by Level 2 inputs and derivatives.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2009 and 2008.

                                                                    DECEMBER 31, 2009
FINANCIAL ASSETS                              Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States government and government
  agencies and authorities                       $3,012                $ --              $3,012            $ --
 States, municipalities and political
  subdivisions                                   58,394                  --              58,394              --
 Foreign governments                             35,128                  --              34,613             515
 Asset-backed                                     3,780                  --               3,780              --
 Commercial mortgage-backed                      20,322                  --              18,130           2,192
 Residential mortgage-backed                    127,529                  --             127,529              --
 Corporate                                    2,307,698                  --           2,275,987          31,711
 Non-redeemable preferred stocks                157,993                  --             154,774           3,219
 Short-term investments                          70,367              65,875               4,492              --
 Collateral held under securities
  lending                                        66,896(b)           27,833              39,063              --
 Cash equivalents                                32,491(b)           32,491                  --              --
 Other assets                                    10,406(c)               --                  --          10,406
 Assets held in separate accounts             1,738,969(b)        1,653,588(a)           85,381              --
                                          -------------       -------------       -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,632,985          $1,779,787          $2,805,155         $48,043
                                          -------------       -------------       -------------       ---------

66                                          UNION SECURITY INSURANCE COMPANY

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
                                                                    DECEMBER 31, 2008
FINANCIAL ASSETS                              Total              Level 1             Level 2           Level 3
---------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States government and government         $3,662                $ --              $3,662            $ --
  agencies and authorities
 States, municipalities and political            51,477                  --              51,477              --
  subdivisions
 Foreign governments                             40,280                  --              33,952           6,328
 Asset-backed                                     6,672                  --               6,672              --
 Commercial mortgage-backed                      16,080                  --              14,156           1,924
 Residential mortgage backed securities         153,203                  --             153,203              --
 Corporate                                    1,928,173                  --           1,902,538          25,635
 Non-redeemable preferred stocks                144,770                  --             140,126           4,644
 Short-term investments                         159,847             159,398                 449              --
 Collateral held under securities                76,916  (b)         26,211              50,705              --
  lending
 Cash equivalents                                11,724  (b)         11,724                  --              --
 Other assets                                     4,821  (c)             --                  --           4,821
 Assets held in separate accounts             1,556,089  (b)      1,490,877  (a)         65,212              --
                                          -------------  ---  -------------  ---  -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,153,714          $1,688,210          $2,422,152         $43,352
                                          -------------       -------------       -------------       ---------

(a)  Mainly includes mutual fund investments

(b) The amounts presented differ from the amounts presented in the consolidated balance sheets because certain cash equivalent investments are not measured at estimated fair value (e.g., certificates of deposit, etc.).

(c) The amounts presented differ from the amounts presented in the consolidated balance sheets because only certain assets or liabilities within these line items are measured at estimated fair value (e.g., debt and equity securities and derivatives, etc.).

The following table summarizes the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2009 and 2008:

                                                                  YEAR ENDED DECEMBER 31, 2009
                                          TOTAL                          FIXED MATURITY SECURITIES
                                         LEVEL 3           FOREIGN              COMMERCIAL
                                         ASSETS           GOVERNMENT         MORTGAGE-BACKED           CORPORATE
-------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $43,352            $6,328                $1,924                $25,635
 Total gains (losses)
  (realized/unrealized) included in
  earnings                                  5,039               147                    24                   (717)
 Net unrealized gains (losses)
  included in stockholder's equity          4,079            (1,335)                  308                  4,748
 Purchases, issuances, (sales) and
  (settlements)                            10,816                --                   (64)                10,880
 Net transfers out                        (15,243)           (4,625)                   --                 (8,835)
                                        ---------          --------              --------              ---------
                BALANCE, END OF PERIOD    $48,043              $515                $2,192                $31,711
                                        ---------          --------              --------              ---------

                                           YEAR ENDED DECEMBER 31, 2009
                                         EQUITY SECURITIES
                                          NON-REDEEMABLE           OTHER
                                             PREFERRED            ASSETS
--------------------------------------  ----------------------------------
Balance, beginning of period                   $4,644               $4,821
 Total gains (losses)
  (realized/unrealized) included in
  earnings                                         --                5,585
 Net unrealized gains (losses)
  included in stockholder's equity                358                   --
 Purchases, issuances, (sales) and
  (settlements)                                    --                   --
 Net transfers out                             (1,783)                  --
                                             --------            ---------
                BALANCE, END OF PERIOD         $3,219              $10,406
                                             --------            ---------

                                                                  YEAR ENDED DECEMBER 31, 2008
                                          TOTAL                          FIXED MATURITY SECURITIES
                                         LEVEL 3           FOREIGN              COMMERCIAL
                                         ASSETS           GOVERNMENT         MORTGAGE-BACKED           CORPORATE
------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period              $67,436              $499                $1,247                $58,429
 Total (losses) gains
  (realized/unrealized) included in
  earnings                                 (1,324)              196                    22                 (3,928)
 Net unrealized (losses) gains
  included in stockholder's equity         (7,919)              536                  (411)                (6,939)
 Purchases, issuances, (sales) and
  (settlements)                             1,652             2,898                 1,066                 (2,797)
 Net transfers (out) in                   (16,493)            2,199                    --                (19,130)
                                        ---------          --------              --------              ---------
                BALANCE, END OF PERIOD    $43,352            $6,328                $1,924                $25,635
                                        ---------          --------              --------              ---------

                                          YEAR ENDED DECEMBER 31, 2008
                                         EQUITY SECURITIES
                                          NON-REDEEMABLE          OTHER
                                             PREFERRED            ASSETS
--------------------------------------  ---------------------------------
Balance, beginning of period                   $4,826              $2,435
 Total (losses) gains
  (realized/unrealized) included in
  earnings                                         --               2,386
 Net unrealized (losses) gains
  included in stockholder's equity             (1,105)                 --
 Purchases, issuances, (sales) and
  (settlements)                                   485                  --
 Net transfers (out) in                           438                  --
                                             --------            --------
                BALANCE, END OF PERIOD         $4,644              $4,821
                                             --------            --------

UNION SECURITY INSURANCE COMPANY                                          67

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Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance, which is within ASC Topic 820, are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date. Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the financial assets and liabilities included in the above hierarchy, excluding derivatives and private placement bonds, the market valuation technique is generally used. For private placement bonds and derivatives, the income valuation technique is generally used. For the years ended December 31, 2009 and 2008, the application of the valuation technique applied to similar assets and liabilities has been consistent.

Level 1 and Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs, listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. The pricing service also evaluates each security based on relevant market information including: relevant credit information, perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

-   There are few recent transactions,

-   Little information is released publicly,

- The available prices vary significantly over time or among market participants,

-   The prices are stale (i.e., not current), and

-   The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a

68                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets. In accordance with the provisions of ASC Topic 350, INTANGIBLES -- GOODWILL AND OTHER, since the carrying amount of the Company was greater than its fair value as determined in Step 1 of the impairment test, the Company was required to measure the estimated fair value of goodwill in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $156,817 was written down to its implied fair value of $81,573, resulting in an impairment charge of $75,244, which was included in earnings for the period. See Note 13 for further information.

To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of Company. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2009 earnings and price to estimated 2010 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value of the Company was more heavily weighted towards the income approach because the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded, and the related impairment charge as of December 31, 2009:

                                                       ASSETS AT FAIR VALUE
                                                        NON-RECURRING BASIS
                                   LEVEL 1              LEVEL 2            LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill-                            $ --                 $ --              $81,573         $81,573
                                     ----                 ----            ---------       ---------

                                                   IMPAIRMENT CHARGES
                                                  TWELVE MONTHS ENDED
                                                      DECEMBER 31,
                                               2009                    2008
--------------------------------------------------------------------------------
Goodwill-                                      $75,244                 $ --
                                             ---------                 ----

Fair Value of Financial Instruments Disclosures

The financial instruments guidance, which is within ASC Topic 825, requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance, which is within ASC Topic 323, INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES (such as real estate joint ventures).

Please refer to the INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL AND LIABILITIES DISCLOSURE section above for the methods and assumptions used to estimate fair value for the following assets and liabilities:

-   Fixed maturity securities

-   Equity securities

-   Short-term investments

-   Other assets

Fair values for collateral held and obligations under securities lending and for separate account assets (with matching liabilities) are obtained from an independent pricing service which uses observable market information.

UNION SECURITY INSURANCE COMPANY                                          69

-------------------------------------------------------------------------------

In estimating the fair value of the financial instruments presented, the Company used the following methods and assumptions:

CASH AND CASH EQUIVALENTS: the carrying value reported approximates fair value because of the short maturity of the instruments.

COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximates fair value.

OTHER INVESTMENTS: the carrying value of the other investments approximates fair value.

COLLATERAL AND OBLIGATIONS UNDER SECURITIES LENDING: the invested assets of the collateral held under securities lending are reported at their estimated fair values, which are primarily based on matrix pricing models and quoted market prices. The obligations under securities lending are reported at the amount received from the selected broker/dealers.

POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: separate account assets and liabilities are reported at their estimated fair values, which are primarily based on quoted market prices.

The following table demonstrates the carrying value and fair value of our financial assets and liabilities as of December 31, 2009 and December 31, 2008.


                                                                        DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                   CARRYING             FAIR        CARRYING             FAIR
                                                                    VALUE              VALUE         VALUE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Cash and cash equivalents                                             $43,819            $43,819       $17,171            $17,171
Fixed maturities securities                                         2,555,863          2,555,863     2,199,547          2,199,547
Equity securities                                                     157,993            157,993       144,770            144,770
Commercial mortgage loans on real estate                              772,912            782,922       838,254            843,128
Policy loans                                                           13,981             13,981        14,422             14,422
Short-term investments                                                 70,367             70,367       159,847            159,847
Other investments                                                       3,123              3,123         3,938              3,938
Other assets                                                           10,406             10,406         4,821              4,821
Assets held in separate accounts                                    1,740,344          1,740,344     1,557,313          1,557,313
Collateral held under securities lending                              106,896            106,896       113,191            113,191
FINANCIAL LIABILITIES
Policy reserves under investment products (Individual and group      $262,990           $245,356      $282,175           $261,661
 annuities, subject to discretionary withdrawal)
Liabilities related to separate accounts                            1,740,344          1,740,344     1,557,313          1,557,313
Obligations under securities lending                                  108,186            108,186       124,063            124,063
                                                                 ------------       ------------  ------------       ------------


The fair value of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its parent, Assurant Inc. Information about the Company's current and deferred tax expense follows:


                                        YEARS ENDED DECEMBER 31,
                                  2009            2008            2007
-------------------------------------------------------------------------
Current expense:
 Federal and state                $28,000         $37,814         $39,405
Deferred (benefit) expense:
 Federal and state                   (873)        (26,947)         17,716
                                ---------       ---------       ---------
      TOTAL INCOME TAX EXPENSE    $27,127         $10,867         $57,121
                                ---------       ---------       ---------

70                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:


                                               DECEMBER 31,
                                 2009          2008             2007
--------------------------------------------------------------------------
FEDERAL INCOME TAX RATE:           35.0%        35.0%            35.0%
RECONCILING ITEMS:
 Goodwill impairment*             662.5           --               --
 Change in liability for prior
  years' taxes                     46.0          6.0             (5.0)
 Permanent nondeductible
  expenses                         10.9          2.2              0.2
 Dividends-received deduction     (57.1)       (21.4)            (1.7)
 Tax-exempt interest               (4.3)        (0.9)            (0.1)
 Change in valuation allowance       --         36.3               --
 Other                            (10.6)         0.8              0.7
                                -------       ------            -----
EFFECTIVE INCOME TAX RATE         682.4%        58.0%            29.1%
                                -------       ------            -----


*   See note 13 for more information on Goodwill impairment.

The increase in the deduction for dividends received is due mainly to the decrease in pre-tax income, partially offset by a decrease in the Company's eligible dividends.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

                                            2009            2008
------------------------------------------------------------------------
BALANCE AT BEGINNING OF YEAR               $ (4,723)       $ (7,271)
Additions for tax positions related to
 the current year                              (536)           (733)
Reductions for tax positions related to
 the current year                             7,838           3,717
Additions for tax positions related to
 prior years                                 (8,039)           (467)
Reductions for tax positions related to
 prior years                                    416              31
                                          ---------       ---------
BALANCE AT END OF YEAR                      $(5,044)        $(4,723)
                                          ---------       ---------

Of the total unrecognized tax benefit, $6,064, $5,260 and $8,249, for 2009, 2008 and 2007, respectively, which includes interest, if recognized, would impact the Company's consolidated effective tax rate. The liability for unrecognized tax benefits is included in the Company's tax payable on its balance sheet.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2009, 2008 and 2007, the Company recognized $464 and $372 of interest expense, and $4,880 of interest income, respectively, related to income tax matters. The Company had $2,099 and $1,635 of interest accrued at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2004. Substantially all state and non-U.S. income tax matters have been concluded for the years through 2002.

UNION SECURITY INSURANCE COMPANY                                          71

-------------------------------------------------------------------------------

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:


                                                  DECEMBER 31,
                                             2009            2008 (1)
----------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance                 $33,957           $39,875
Investments                                    25,535            40,229
Capital loss carryforwards                     24,034            14,446
Deferred acquisition costs                     19,293            22,350
Compensation related                            1,182               970
Accrued liabilities                             1,735             1,863
Net unrealized depreciation on
 securities                                        --            90,493
Employee and post-retirement benefits              --             1,417
                                          -----------       -----------
                TOTAL DEFERRED TAX ASSET      105,736           211,643
 Less: valuation allowance                    (10,415)           (7,195)
                                          -----------       -----------
 Deferred tax assets net of valuation
  allowance                                   $95,321          $204,448
                                          -----------       -----------
DEFERRED TAX LIABILITIES:
Net unrealized appreciation on
 securities                                   $20,588              $ --
Policyholder and separate account
 reserves                                       5,238            11,110
Employee and post-retirement benefits             361                --
Other                                          12,565            13,925
                                          -----------       -----------
            TOTAL DEFERRED TAX LIABILITY       38,752            25,035
                                          -----------       -----------
           NET DEFERRED INCOME TAX ASSET      $56,569          $179,413
                                          -----------       -----------


(1) Components of the 2008 net deferred income tax asset have been reclassified to conform to the 2009 presentation. These reclassifications had no effect on the overall net deferred income tax asset.

The Company's total valuation allowance against deferred tax assets increased $3,220, from $7,195 at December 31, 2008 to $10,415 at December 31, 2009,
respectively, through other comprehensive income and retained earnings. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $10,415 has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $10,415 will not be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company has considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2009, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2009, the Company had a capital loss carryover for U.S. federal income tax purposes in the amount of $68,670. The 2008 capital loss carryovers which represent $39,439 will expire if not utilized in 2013, while the 2009 capital loss carryovers of $29,231 will expire if not utilized in 2014.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

                                      DECEMBER 31,
                                  2009            2008
--------------------------------------------------------------
Insurance premiums receivable     $64,906         $60,991
Other receivables                  19,421          15,699
Allowance for uncollectible        (4,811)         (4,840)
 items
                                ---------       ---------
                         TOTAL    $79,516         $71,850
                                ---------       ---------

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All the shares are issued and outstanding as of December 31, 2009 and 2008. All the outstanding shares at December 31, 2009 are owned by the Parent (see Note 1). The Company paid dividends of $20,000 and $197,000 at December 31, 2009 and 2007, respectively. No dividends were paid during 2008.

72                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $15,000 at December 31, 2009 and 2008. No contributed capital was received during 2007.

In 2008, based on operating lines of business, management determined that the Company was over capitalized. As a result, with the approval of the Iowa Insurance Division, on June 27, 2008, the Company returned $100,000 of contributed capital to its parent company, Interfinancial Inc.

8. STATUTORY INFORMATION

The Company prepares consolidated financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

                                             YEARS ENDED AND AT
                                                DECEMBER 31,
                                   2009             2008             2007
----------------------------------------------------------------------------
Statutory net income               $59,863           $1,754   (1)   $138,496
                                ----------       ----------  ---  ----------
Statutory capital and surplus     $418,397         $350,383         $438,924
                                ----------       ----------       ----------

(1) The $1,754 net income in 2008 includes realized capital losses on investments of $135,094 due to other-than-temporary impairments in our investment portfolio of $108,913 in 2008 compared to $21,291 in 2007.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. A dividend is extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurers surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. In 2009, the Company declared and paid dividends of $20,000, all of which were ordinary. There were no dividends declared and paid during 2008. Dividends may only be paid out of earned surplus. In 2007, the Company declared and paid dividends of $197,000, of which $30,442 was ordinary and $166,558 was extraordinary. The Company has the ability, under state regulatory requirements, to dividend up to $50,830 to its parent in 2010 without permission from Kansas regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                         DECEMBER 31,
                                                   2009                2008
--------------------------------------------------------------------------------
Ceded future policyholder benefits and
 expenses                                         $1,300,352          $1,248,756
Ceded unearned premium                                18,942              18,502
Ceded claims and benefits payable                    105,900              80,414
Ceded paid losses                                      9,211              11,579
                                               -------------       -------------
                                        TOTAL     $1,434,405          $1,359,251
                                               -------------       -------------

UNION SECURITY INSURANCE COMPANY                                          73

-------------------------------------------------------------------------------

The effect of reinsurance on premiums earned and benefits incurred was as follows:

                                             YEARS ENDED DECEMBER 31,
                                                    2009
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
---------------------------------------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $248,457         $909,099       $1,157,556
 Premiums assumed                    8,419          128,425          136,844
 Premiums ceded                   (190,555)         (11,333)        (201,888)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $66,321       $1,026,191       $1,092,512
                                 ---------       ----------       ----------
Direct policyholder Benefits      $492,058         $644,290       $1,136,348
 Benefits assumed                   28,667          114,577          143,244
 Benefits ceded                   (424,066)          (5,995)        (430,061)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS    $96,659         $752,872         $849,531
                                 ---------       ----------       ----------

                                             YEARS ENDED DECEMBER 31,
                                                    2008
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $270,883         $980,899       $1,251,782
 Premiums assumed                    9,599          127,656          137,255
 Premiums ceded                   (204,503)         (10,744)        (215,247)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $75,979       $1,097,811       $1,173,790
                                 ---------       ----------       ----------
Direct policyholder Benefits      $614,911         $658,421       $1,273,332
 Benefits assumed                   33,913          117,260          151,173
 Benefits ceded                   (531,732)          (3,275)        (535,007)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS   $117,092         $772,406         $889,498
                                 ---------       ----------       ----------

                                          YEARS ENDED DECEMBER 31,
                                                    2007
                                   LONG            SHORT
                                 DURATION         DURATION          TOTAL
-------------------------------  ------------------------------------------------
Direct earned
 Premiums and other
  considerations                  $293,346       $1,003,971       $1,297,317
 Premiums assumed                    9,732          179,395          189,127
 Premiums ceded                   (219,490)          (7,024)        (226,514)
                                 ---------       ----------       ----------
  NET EARNED PREMIUMS AND OTHER
                 CONSIDERATIONS    $83,588       $1,176,342       $1,259,930
                                 ---------       ----------       ----------
Direct policyholder Benefits      $756,784         $643,161       $1,399,945
 Benefits assumed                   31,002          177,909          208,911
 Benefits ceded                   (671,497)          (2,750)        (674,247)
                                 ---------       ----------       ----------
      NET POLICYHOLDER BENEFITS   $116,289         $818,320         $934,609
                                 ---------       ----------       ----------

The Company had $843,194 and $714,556 of assets held in trusts as of December 31, 2009 and 2008, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance for loss protection and capital management, business divestitures, client risk and profit sharing.

LOSS PROTECTION AND CAPITAL MANAGEMENT

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims, which enables the Company to free up capital to write additional business.

Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification as well as developing strong relationships with the Company's reinsurers for the sharing of risks. A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), the reinsurers we have the most exposure to, are A and A+, respectively, although A.M. Best recently placed a negative outlook on the issuer credit and financial strength ratings of The Hartford and a stable outlook for John Hancock.

BUSINESS DIVESTITURES

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by SCI for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $648,919 and $677,836 as of December 31, 2009 and 2008, respectively. The reinsurance recoverable from John Hancock was $669,407 and $561,342 as of December 31, 2009 and 2008, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

74                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

As of December 31, 2009, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any such reinsurers' obligations.

On April 1, 2008, the Company and United Family Life Insurance Company ("UFLIC") amended an existing Agreement of Reinsurance (the"Agreement") between the two companies. Under the terms of the amendment, UFLIC will cede to the Company 100% of its remaining reinsured liabilities, as defined in the Agreement, on a coinsurance basis. No gain or loss was recognized as a result of this amendment to the Agreement, and the Company paid a ceding fee of $8,159 to UFLIC.

10. RESERVES

The following table provides reserve information of our major product lines at the dates shown:

                                                               DECEMBER 31, 2009       CLAIMS AND BENEFITS
                                        FUTURE                                               PAYABLE INCURRED
                                        POLICY                                                       BUT NOT
                                     BENEFITS AND               UNEARNED              CASE           REPORTED
                                       EXPENSES                 PREMIUMS            RESERVES         RESERVES
--------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life
  insurance policies and
  investment-type annuity
  contracts                           $1,185,901                  $1,105               $3,737           $1,192
 Life insurance no longer
  offered                                287,590                     627                1,036               33
 FFG and LTC disposed
  businesses                           1,196,373                  19,056                6,851           89,323
 All other                                 5,205                     335                8,084           18,792
SHORT DURATION CONTRACTS:
 Group term life                              --                   3,501               36,977          202,823
 Group disability                             --                   6,716              137,402        1,209,968
 Medical                                      --                   2,582                3,245            7,603
 Dental                                       --                   3,769               18,297            4,722
 Credit life and disability                   --                       1                   --            1,416
                                      ----------                 -------            ---------       ----------
                          TOTAL       $2,675,069                 $37,692             $215,629       $1,535,872
                                      ----------                 -------            ---------       ----------

                                                               DECEMBER 31, 2008       CLAIMS AND BENEFITS
                                        FUTURE                                               PAYABLE INCURRED
                                        POLICY                                                        BUT NOT
                                     BENEFITS AND               UNEARNED               CASE          REPORTED
                                       EXPENSES                 PREMIUMS             RESERVES        RESERVES
-------------------------------  -----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life
  insurance policies and
  investment-type annuity
  contracts                           $1,237,749                  $1,316                $4,076          $1,168
 Life insurance no longer
  offered                                303,660                     673                   932              31
 FFG and LTC disposed
  businesses                           1,141,011                  18,277                 8,451          62,945
 All other                                 5,068                     290                20,499           7,767
SHORT DURATION CONTRACTS:
 Group term life                              --                   5,988               196,875          41,470
 Group disability                             --                   2,104             1,256,171         138,956
 Medical                                      --                   3,315                 5,537           9,494
 Dental                                       --                   3,995                 2,600          20,207
 Credit life and disability                   --                       4                    --           1,384
                                      ----------                 -------            ----------       ---------
                          TOTAL       $2,687,488                 $35,962            $1,495,141        $283,422
                                      ----------                 -------            ----------       ---------

UNION SECURITY INSURANCE COMPANY                                          75

-------------------------------------------------------------------------------

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

                                               GROUP              GROUP
                                             TERM LIFE         DISABILITY
--------------------------------------------------------------------------------
BALANCE AS OF JANUARY 1, 2007, GROSS OF
 REINSURANCE                                   $276,995          $1,448,571
 Less: Reinsurance ceded and other (1)             (412)            (10,054)
                                            -----------       -------------
 Balance as of January 1, 2007, net of
  reinsurance                                   276,583           1,438,517
 Incurred losses related to:
  Current year                                  168,613             367,871
  Prior year's interest                           9,150              62,073
  Prior year(s)                                 (51,190)            (93,096)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      126,573             336,848
 Paid losses related to:
  Current year                                  107,361              71,413
  Prior year(s)                                  34,609             289,046
                                            -----------       -------------
                         TOTAL PAID LOSSES      141,970             360,459
 Balance as of December 31, 2007, net of
  reinsurance                                   261,186           1,414,906
 Plus: Reinsurance ceded and other (1)              955              34,237
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2007, GROSS OF
 REINSURANCE                                  $ 262,141         $ 1,449,143
 Less: Reinsurance ceded and other (1)             (955)            (34,237)
                                            -----------       -------------
 Balance as of January 1, 2008, net of
  reinsurance                                   261,186           1,414,906
 Incurred losses related to:
  Current year                                  158,899             317,328
  Prior year's interest                           8,358              62,678
  Prior year(s)                                 (54,593)            (85,403)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      112,664             294,603
 Paid losses related to:
  Current year                                  104,535              77,684
  Prior year(s)                                  32,204             268,345
                                            -----------       -------------
                         TOTAL PAID LOSSES      136,739             346,029
 Balance as of December 31, 2008, net of
  reinsurance                                   237,111           1,363,480
 Plus: Reinsurance ceded and other (1)            1,234              31,647
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2008, GROSS OF
 REINSURANCE                                  $ 238,345         $ 1,395,127
 Less: Reinsurance ceded and other (1)           (1,234)            (31,647)
 Balance as of January 1, 2009, net of
  reinsurance                                   237,111           1,363,480
 Incurred losses related to:
  Current year                                  138,168             300,046
  Prior year's interest                           8,299              60,625
  Prior year(s)                                 (22,243)            (75,016)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      124,224             285,655
 Paid losses related to:
  Current year                                   83,520              69,424
  Prior year(s)                                  39,399             264,809
                                            -----------       -------------
                         TOTAL PAID LOSSES      122,919             334,233
 Balance as of December 31, 2009, net of
  reinsurance                                   238,416           1,314,902
 Plus: Reinsurance ceded and other (1)            1,384              32,468
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2009, GROSS OF
 REINSURANCE                                   $239,800          $1,347,370
                                            -----------       -------------

(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

SHORT DURATION CONTRACTS

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

76                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's short duration group disability category includes short and long term disability products. Case and IBNR reserves for long-term disability have been discounted at 5.25%. The December 31, 2009 and 2008 liabilities net of reinsurance include $1,288,589 and $1,334,794, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2009 and 2008 are $451,267 and $465,786, respectively

LONG DURATION CONTRACTS

The Company's long duration contracts are comprised of preneed funeral life insurance policies and annuity contracts, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

PRENEED BUSINESS

Interest and discount rates for preneed life insurance vary by year of issuance and product, are based on pricing assumptions and modified to allow for provisions for adverse deviation. During 2009 and 2008, interest and discount rates ranged between 4.7% and 7.3%.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2009 and 2008 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2009 and 2008.

Mortality assumptions are based upon pricing assumptions and modified to allow provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2009 and 2008. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2009 and 2008 with the exception of most policies issued in 2005 and later where the assumption was 2.3%.

The reserves for annuities are based on credited interest rates, which vary by year of issue, and ranged from 1.5% to 5.5% in 2009 and 2008. Withdrawal charges, if any, generally range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG AND LTC

The reserves for FFG and LTC are included in the Company's reserves in accordance with the insurance guidance, which is within ASC Topic 944. The Company maintains an offsetting reinsurance recoverable related to these reserves. See note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a defined benefit pension plan and certain other post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the defined benefit plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge

UNION SECURITY INSURANCE COMPANY                                          77

-------------------------------------------------------------------------------

each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,349, $5,327 and $6,902 for 2009, 2008 and 2007, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $6,206, $5,927 and $5,853 for 2009, 2008 and 2007, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. Heath care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993. The Company made contributions to the postretirement benefit plans of $1,500, $1,152 and $1,108 in 2009, 2008 and 2007, respectively, as claims were incurred. During 2009, 2008 and 2007 the Company incurred expenses related to retirement benefits of $981, $1,284 and $1,522, respectively.

12. DEFERRED POLICY ACQUISITION COSTS

Information about deferred policy acquisition costs follows:

                                                        DECEMBER 31,
                                            2009            2008            2007
----------------------------------------------------------------------------------------
Beginning balance                           $43,020         $50,575         $63,571
 Costs deferred                              38,608          35,680          33,063
 Amortization                               (43,720)        (43,235)        (39,724)
 Cumulative effect of change in
  accounting principle                           --              --          (6,335)
                                          ---------       ---------       ---------
                          ENDING BALANCE    $37,908         $43,020         $50,575
                                          ---------       ---------       ---------

13. GOODWILL, VOBA AND INTANGIBLES

Information about goodwill is as follows:

                                                   GOODWILL FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                             2009             2008              2007
----------------------------------------------------------------------------------------
Balance as of January 1:                    $156,817          $156,817          $156,817
 Impairments*                                (75,244)               --                --
                                          ----------       -----------       -----------
 Goodwill                                    156,817           156,817           156,817
 Accumulated impairment losses               (75,244)               --                --
                                          ----------       -----------       -----------
              BALANCE AS OF DECEMBER 31:     $81,573          $156,817          $156,817
                                          ----------       -----------       -----------

*   See Notes 2 and 4 for further information.

In accordance with ASC Topic 350, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the fair value of the reporting unit below its net book value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment.

Since the Company failed the Step 1 test, we were required to perform a Step 2 test to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total estimated fair value as calculated in Step 1. The excess of estimated fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment. Based on our Step 2 test it was determined that 48% of the goodwill of the Company was impaired, resulting in a non-cash charge of $75,244. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company.

78                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

Information about VOBA and intangibles are as follows:

                                           VOBA FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                     2009            2008            2007
----------------------------------------------------------------------------
Beginning Balance                    $21,461         $22,816         $26,667
 Acquisitions                             --           2,088              --
 Amortization, net of interest        (2,678)         (3,443)         (3,851)
  accrued
                                   ---------       ---------       ---------
                   ENDING BALANCE    $18,783         $21,461         $22,816
                                   ---------       ---------       ---------

                                             INTANGIBLES FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                          2009            2008            2007
---------------------------------  ---------------------------------------------------
Beginning Balance                         $25,485         $27,273         $29,061
 Acquisitions                                  --              --              --
 Amortization, net of interest             (1,788)         (1,788)         (1,788)
  accrued
                                        ---------       ---------       ---------
                   ENDING BALANCE         $23,697         $25,485         $27,273
                                        ---------       ---------       ---------

As of December 31, 2009, the majority of the outstanding balance of VOBA relates to the Company's preneed business. VOBA in this segment assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2009 the estimated amortization of VOBA for the next five years and thereafter is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $2,086
2011                                                                       1,863
2012                                                                       1,729
2013                                                                       1,550
2014                                                                       1,425
Thereafter                                                                10,130
                                                                       ---------
                                                                TOTAL    $18,783
                                                                       ---------

Intangibles assets that have finite lives, including customer relationships, customer contracts and other intangible assets are amortized over their estimated useful lives. At December 31, 2009, the estimated amortization of intangibles with finite lives for the next five years is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $1,788
2011                                                                       1,788
2012                                                                       1,788
2013                                                                       1,788
2014                                                                       1,788
Thereafter                                                                14,757
                                                                       ---------
                                                                TOTAL    $23,697
                                                                       ---------

14.OTHER COMPREHENSIVE INCOME (LOSS)

The Company's components of other comprehensive income (loss) net of tax at December 31 are as follows:

                                                                      UNREALIZED                            ACCUMULATED OTHER
                                                                   GAINS (LOSSES) ON                          COMPREHENSIVE
                                                                      SECURITIES           OTTI               INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                               $5,696            $ --                   $5,696
Activity in 2008                                                         (171,408)             --                 (171,408)
                                                                      -----------        --------              -----------
Balance at December 31, 2008                                             (165,712)             --                 (165,712)
                                                                      -----------        --------              -----------
Cumulative effect of change in accounting principle                       (14,203)         (2,221)                 (16,424)
 (after-tax) (1)
                                                                      -----------        --------              -----------
Activity in 2009                                                          210,552           6,177                  216,729
                                                                      -----------        --------              -----------
                                  BALANCE AT DECEMBER 31, 2009            $30,637          $3,956                  $34,593
                                                                      -----------        --------              -----------

(1) Related to the adoption of the new OTTI guidance for debt securities. See Notes 3 and 4 for further information.

The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $(14,951), $(82,824) and $(13,827), net of tax, in 2009, 2008 and 2007, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(753), net of tax, in 2009, for net realized gains (losses) on sales of securities included in net income.

15.RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid to the Parent for these services for years ended December 31, 2009, 2008 and 2007, were $33,398, $28,525 and $27,581, respectively. Net expenses paid to affiliates were $12,986, $25,324 and $26,714, for the years ended

UNION SECURITY INSURANCE COMPANY                                          79

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December 31, 2009, 2008 and 2007. Information technology expenses were $20,309,
$22,451and $43,369 for years ended December 31, 2009, 2008 and 2007, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

In, 2008, the Company assumed the remaining business not already reinsured through an existing, but amended agreement with its affiliate, UFLIC. Later in 2008, Assurant sold UFLIC to IA American Life Insurance Company. The Company has assumed premiums from IA American Life Insurance Company of $8,157 and $9,450 and reserves of $473,088 and $498,663 for the years ended December 31, 2009 and 2008 respectively. In 2007, premiums and reserves assumed from UFLIC were $8,146 and $520,904, respectively.

The Company assumes group disability business from its affiliate, Union Security Life Insurance Company of New York ("USLICONY"). The Company assumed $4,777, $7,806 and $6,813 of premiums from USLICONY in 2009, 2008 and 2007, respectively. The Company assumed $30,149, $30,802 and $29,569 of reserves in 2009, 2008 and 2007, respectively, from USLICONY. This agreement between the Company and its affiliate USICONY was discontinued effective January 1st, 2010, for new incurrals.

16.COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries lease office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2009, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2010                                                                      $8,463
2011                                                                       7,158
2012                                                                       2,196
2013                                                                       1,109
2014                                                                         503
Thereafter                                                                   769
                                                                       ---------
                                  TOTAL MINIMUM FUTURE LEASE PAYMENTS    $20,198
                                                                       ---------

Rent expense was $8,760, $7,961 and $8,277 for 2009, 2008 and 2007,
respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations or cash flows.

On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500 and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

In the course of implementing procedures for compliance with the new mandatory reporting requirements under the Medicare, Medicaid, and SCHIP Extension Act of 2007, the Parent's Health segment identified a possible ambiguity in the Medicare Secondary Payer Act and related regulations about which the Company has since had a meeting with representatives of the Centers for Medicare and Medicaid Services ("CMS"). The Parent believes that its historical interpretation and application of such laws and regulations is correct and has requested that CMS issue a written determination to that effect. CMS has not made a determination. The Company does not believe that any loss relating to this issue is probable, nor can the Company make any estimate of any possible loss or range of possible loss associated with this issue.

80                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

17. BUSINESS COMBINATIONS

On October 1, 2009, the Company acquired, through a reinsurance agreement, a block of business from Shenandoah Life Insurance Company ("Shenandoah"). The Company will assume, on a coinsurance basis, 100% of the group life, disability, dental and vision insurance business in force with Shenandoah. There were no goodwill or intangible assets associated with this agreement.

18. SUBSEQUENT EVENTS


On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act into law. The Company is in the process of evaluating the law's impact on its operations, which may be materially adverse.


(F) SELECTED FINANCIAL DATA

                  FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA


                                                           AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                        2009               2008               2007               2006               2005
                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                       $1,092,512         $1,173,790         $1,259,930         $1,366,820         $1,710,771
 Net investment income                    216,725            238,451            286,235            286,974            293,910
 Net realized (losses) gains on
  investments (1)                         (25,512)          (135,696)           (28,219)             8,490             (1,651)
 Amortization of deferred gains on
  disposal of businesses                   16,906             20,680             23,548             14,929             33,098
 Fees and other income                     14,859             11,449             16,395             73,183             10,427
                                    -------------      -------------      -------------      -------------      -------------
                    TOTAL REVENUES      1,315,490          1,308,674          1,557,889          1,750,396          2,046,555
                                    -------------      -------------      -------------      -------------      -------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                    849,531            889,498            934,609          1,023,627          1,291,384
 Amortization of deferred
  acquisition costs and value of
  business acquired                        46,398             46,678             43,575             47,972             78,258
 Underwriting, general and
  administrative expenses                 340,342            353,774            383,106            425,589            492,150
 Goodwill impairment (2)                   75,244                 --                 --                 --                 --
                                    -------------      -------------      -------------      -------------      -------------
        TOTAL BENEFITS, LOSSES AND
                          EXPENSES      1,311,515          1,289,950          1,361,290          1,497,188          1,861,792
                                    -------------      -------------      -------------      -------------      -------------
 Income before provision for
  income taxes                              3,975             18,724            196,599            253,208            184,763
 Provision for income taxes                27,127             10,867             57,121            106,576             68,792
                                    -------------      -------------      -------------      -------------      -------------
                 NET (LOSS) INCOME       $(23,152)            $7,857           $139,478           $146,632           $115,971
                                    -------------      -------------      -------------      -------------      -------------
ASSETS
 Cash and cash equivalents and
  investments                          $3,810,567         $3,569,830         $4,145,303         $4,381,113         $5,119,810
 Total assets                          $7,340,873         $7,032,458         $8,807,658         $9,196,832        $10,111,429
 Policy liabilities (3)                $4,464,262         $4,502,013         $4,555,863         $4,629,759         $5,131,168
 Total stockholder's equity              $718,337           $529,760           $781,041           $899,264         $1,001,929


(1) Included in net realized losses are other-than-temporary impairments of $11,587, $109,075 and $21,126 for 2009, 2008 and 2007 respectively.

(2) During the fourth quarter of 2009, following the completion of our annual goodwill impairment analysis, we recorded an impairment charge of $75,244. The impairment charge resulted in a decrease to net income but did not have any related tax benefit.

(3) Policy Liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.

(G) SUPPLEMENTAL FINANCIAL DATA. NOT APPLICABLE.

(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

UNION SECURITY INSURANCE COMPANY                                          81

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FORWARD-LOOKING STATEMENTS

Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement may contain forward-looking statements which reflect our current views with respect to, among other things, future events, financial performance, business prospects, growth and operating strategies and similar matters. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.


In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (ii) failure to maintain significant client relationships, distribution sources and contractual arrangements; (iii) failure to attract and retain sales representatives; (iv) deterioration in the Company's market capitalization compared to its book value that could impair the Company's goodwill; (v) negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; (vi) current or new laws and regulations, including recently passed legislation relating to health care reform, that could increase our costs and/or decrease our revenues; (vii) inadequacy of reserves established for future claims losses; (viii) failure to predict or manage benefits, claims and other costs; (ix) diminished value of invested assets in our investment portfolio (due to, among other things, recent volatility in financial markets, other-than-temporary impairments, the global economic slowdown, credit and liquidity risk, and inability to assume an appropriate overall risk level); (x) inability of reinsurers to meet their obligations; (xi) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry);
(xiii) credit risk of some of our agents; (xiv) failure to protect client information and privacy; and (xv) significant competitive pressures in our businesses and cyclicality of the insurance industry. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.


The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Please see "Forward-Looking Statements" and "Risk Factors" for more information. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the sections entitled "Risk Factors" and "Forward-Looking Statements."

CRITICAL FACTORS AFFECTING RESULTS

Our results depend on the adequacy of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on invested assets and our ability to manage our expenses. Therefore, factors affecting these items may have a material adverse effect on our results of operations or financial condition. For a listing of those factors see the section entitled "Risk Factors."

REVENUES

We generate our revenues primarily from the sale of our insurance policies, fee income by providing administrative services to certain clients and investment income from the securities we own. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.

Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly impacted by changes in interest rates.

Interest rate volatility can increase or reduce unrealized gains (losses) in our portfolio. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity securities and short-term investments.

82                                          UNION SECURITY INSURANCE COMPANY

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The fair market value of the fixed maturity securities in our portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed and asset-backed securities. Actual net investment income and/or cash flows from investments that carry prepayment risk may differ from estimates at the time of investment as a result of interest rate fluctuations. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, we may be required to reinvest those funds in lower interest-bearing investments.

EXPENSES

Our expenses are primarily policyholder benefits, selling, underwriting and general expenses.

Our profitability depends in part on accurately predicting policyholder benefits, claims and other costs. It also depends on our ability to manage future policyholder benefits and other costs through product design, underwriting criteria, and in health and dental insurance, negotiation of favorable provider contracts. Changes in the composition of the kinds of work available in the economy, market conditions and numerous other factors may also materially adversely affect our ability to manage claim costs. As a result of one or more of these factors or other factors, claims could substantially exceed our expectations, which could have a material adverse effect on our business, results of operations and financial condition.

Selling, underwriting and general expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") and general operating expenses. For a description of DAC and VOBA, see Notes 2 and 12 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

CRITICAL ACCOUNTING ESTIMATES

There are certain accounting policies that we consider to be critical due to the amount of judgment and uncertainty inherent in the application of those policies. In calculating financial statement estimates, the use of different assumptions could produce materially different estimates. In addition, if factors such as those described above or in the section entitled "Risk Factors" cause actual events to differ from the assumptions used in applying the accounting policies and calculating financial estimates, there could be a material adverse effect on our results of operations, financial condition and liquidity.

The following critical accounting policies require significant estimates. The actual amounts realized could ultimately be materially different from the amounts currently provided for in our consolidated financial statements.

RESERVES

Reserves are established according to GAAP using generally accepted actuarial methods and are based on a number of factors. These factors include experience derived from historical claim payments and actuarial assumptions to arrive at loss development factors. Such assumptions and other factors include trends, the incidence of incurred claims, and the extent to which all claims have been reported and internal claims processing charges. The process used in computing reserves cannot be exact since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates, generally involving actuarial projections at a given time of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on our assessment of facts and circumstances then known. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable, particularly on a prospective basis. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.

UNION SECURITY INSURANCE COMPANY                                          83

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The following table provides reserve information of our major product lines for the years ended December 31, 2009 and 2008:

                                                                                  CLAIMS AND BENEFITS
                                                            DECEMBER 31, 2009           PAYABLE
                                     FUTURE                                                    INCURRED
                                     POLICY                                                    BUT NOT
                                  BENEFITS AND            UNEARNED            CASE             REPORTED
                                    EXPENSES              PREMIUMS          RESERVES           RESERVES
-----------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life
  insurance policies and
  investment-type annuity
  contracts                        $1,185,901               $1,105             $3,737                $1,192
 Life insurance no longer
  offered                             287,590                  627              1,036                    33
 FFG, LTC and other disposed
  businesses                        1,196,373               19,056              6,851                89,323
 All other                              5,205                  335              8,084                18,792
SHORT DURATION CONTRACTS:
 Group term life                           --                3,501             36,977               202,823
 Group disability                          --                6,716            137,402            1 ,209,968
 Medical                                   --                2,582              3,245                 7,603
 Dental                                    --                3,769             18,297                 4,722
 Credit Life and Disability                --                    1                 --                 1,416
                                   ----------              -------          ---------      ----------------
                        TOTAL      $2,675,069              $37,692           $215,629            $1,535,872
                                   ----------              -------          ---------      ----------------

                                                                                  CLAIMS AND BENEFITS
                                                            DECEMBER 31, 2008           PAYABLE
                                     FUTURE                                                    INCURRED
                                     POLICY                                                     BUT NOT
                                  BENEFITS AND            UNEARNED             CASE            REPORTED
                                    EXPENSES              PREMIUMS           RESERVES          RESERVES
-----------------------------  ----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Preneed funeral life
  insurance policies and
  investment-type annuity
  contracts                        $1,237,749               $1,316              $4,076               $1,168
 Life insurance no longer
  offered                             303,660                  673                 932                   31
 FFG, LTC and other disposed
  businesses                        1,141,011               18,277               8,451               62,945
 All other                              5,068                  290              20,499                7,767
SHORT DURATION CONTRACTS:
 Group term life                           --                5,988             196,875               41,470
 Group disability                          --                2,104           1,256,171              138,956
 Medical                                   --                3,315               5,537                9,494
 Dental                                    --                3,995               2,600               20,207
 Credit Life and Disability                --                    4                  --                1,384
                                   ----------              -------          ----------      ---------------
                        TOTAL      $2,687,488              $35,962          $1,495,141             $283,422
                                   ----------              -------          ----------      ---------------

For a description of our reserving methodology, see Notes 2 and 10 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement

The following discusses the reserving process for our runoff preneed operations and reserves recorded for our significant discontinued operations, FFG and LTC.

LONG DURATION CONTRACTS

Reserves for future policy benefits are recorded as the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions reflect current trends, are based on our experience and may include a provision for possible adverse deviation. We also record an unearned revenue reserve which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to either estimated gross profits or insurance in force.

Premium deficiency testing is performed annually. Such testing involves the use of best estimate assumptions to determine if the net liability position (all liabilities less DAC) exceeds the minimum liability needed to meet our obligations. Any premium deficiency would first be addressed by removing the provision for adverse deviation, if any. To the extent a premium deficiency still remains, it would be recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. Any additional deficiency would be recognized as a premium deficiency reserve.

Historically, premium deficiency testing has not resulted in a material adjustment to DAC or reserves. Such adjustments would occur only if economic or mortality conditions significantly deteriorated.

Risks related to the reserves recorded for contracts from FFG and LTC disposed businesses have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

SHORT DURATION CONTRACTS

For short duration contracts, claims and benefits payable reserves are reported when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our case reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 to the Notes to Consolidated Financial Statements included elsewhere in this report for further information.

84                                          UNION SECURITY INSURANCE COMPANY

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Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Case or claim reserves are set for active individual claims on group long term disability policies and for disability waiver of premium benefits on group term life policies. Assumptions considered in setting such reserves include disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis.

Factors considered for when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claims reporting to claim payment.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's short duration group disability category includes short and long term disability products. Case and IBNR reserves for long-term disability have been discounted at 5.25%. The December 31, 2009 and 2008 liabilities net of reinsurance include $1,288,589 and $1,334,794, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2009 and 2008 are $451,267 and $465,786, respectively

DAC

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium tax and certain direct marketing expenses.

Premium deficiency testing is performed annually. Such testing involves the use of best estimate assumptions, including the anticipation of interest income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and life insurance policies (no longer offered) are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs relating to worksite group life and disability consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on FFG and LTC disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

UNION SECURITY INSURANCE COMPANY                                          85

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Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on small group medical contracts consist primarily of commissions to agents and brokers and compensation to representatives. These contracts are considered short duration because the terms of the contract are not fixed at issue and they are not guaranteed renewable. As a result, these costs are not deferred, but rather are recorded in the statement of operations in the period in which they are incurred.

INVESTMENTS

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value. See also "Investments" in Note 3 to the Notes to Consolidated Financial Statements included elsewhere in this report.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our consolidated balance sheets. The ceding of insurance does not discharge our primary liability to our insureds. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions.

The following table sets forth our reinsurance recoverables as of the dates indicated:

                                       AS OF                     AS OF
                                 DECEMBER 31, 2009         DECEMBER 31, 2008
--------------------------------------------------------------------------------
Reinsurance recoverables              $1,434,405                $1,359,251

We have used reinsurance to exit certain businesses, such as the dispositions of FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $1,318,326 and $1,239,178 at December 31, 2009 and 2008,
respectively.

In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                          2009          2008
--------------------------------------------------------------------------------
Ceded future policyholder benefits and expense          $1,300,352    $1,248,756
Ceded unearned premium                                      18,942        18,502
Ceded claims and benefits payable                          105,900        80,414
Ceded paid losses                                            9,211        11,579
                                                      ------------  ------------
                                               TOTAL    $1,434,405    $1,359,251
                                                      ------------  ------------

We utilize reinsurance for loss protection and capital management and business dispositions. See also section entitled "Quantitative and Qualitative Disclosures About Market Risk -- Credit Risk."

86                                          UNION SECURITY INSURANCE COMPANY

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Liquidity and Capital Resources

The primary sources of funds for the Company consist of premiums and fees collected, the proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for additional information related to our Parent.

RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a defined benefit pension plan and certain other post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the defined benefits plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,349, $5,327and $6,902 for 2009, 2008 and 2007, respectively. See Note 11 to the Notes to Consolidated Financial Statements included elsewhere in this report for additional information.

CONTINGENCIES

We follow the requirements of the contingencies guidance, which is included within ASC Topic 450, CONTINGENCIES. This requires management to evaluate each contingent matter separately. A loss is reported if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated number within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.

DEFERRED TAXES

Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The Company has significant deferred tax assets resulting from capital loss carry forwards and other temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to the Notes to Consolidated Financial Statements included elsewhere in this report.

ASC Topic 740 states that a deferred tax asset should be reduced by a valuation allowance if, based on the weight of all available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. In determining whether the Company's deferred tax asset is realizable, the Company considered all available evidence, including both positive and negative evidence. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The Company considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry forwards, taxable income in carry back years and tax-planning strategies.

The Company has concluded that it is not more likely than not that it will generate sufficient taxable income of the same character in the foreseeable future to realize all of its deferred tax assets related to capital loss carryovers.

The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carry back or carryforward period. U.S. tax rules mandate that capital losses can only be recovered against capital gains. An example of capital gains would be gains from the sale of investments. The Company is dependent upon the consolidated group, of which it is a member, having capital gain income in the foreseeable future to use the capital loss carryforward in its entirety. To support the capital deferred tax asset, the Company is able to rely on future taxable capital gain income from unrealized gains in the group's investment portfolios, which increased from the prior year's unprecedented market declines. The Company is also able to rely on the use of various tax planning strategies to forecast taxable capital gains in the foreseeable future.

ASC Topic 740 indicates that a tax planning strategy is an action that management ordinarily might not take, but would take, if necessary, to realize a tax benefit for a carryforward before it expires. These are actions that are prudent and feasible and would result in the realization of deferred tax assets. Examples include, but are not limited to, changing the character of taxable or deductible amounts from ordinary income or loss to capital gain or loss or accelerating taxable amounts.

UNION SECURITY INSURANCE COMPANY                                          87

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The Company's total valuation allowance against deferred tax assets increased
$3,220, from $7,195 at December 31, 2008 to $10,415 at December 31, 2009,
respectively, through other comprehensive income and retained earnings. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. Accordingly, a cumulative valuation allowance of $10,415 has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $10,415 will not be realized.

The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, other than noted herein for capital loss carryovers, a valuation allowance has not been established.

Future reversal of the valuation allowance will be recognized either when the benefit is realized or when it has been determined that it is more likely than not that the benefit will be realized. Depending on the nature of the taxable income that results in a reversal of the valuation allowance, and on management's judgment, the reversal will be recognized either through other comprehensive income (loss) or through continuing operations in the statement of operations. Likewise, if the Company determines that it is not more likely than not that it would be able to realize all or part of the deferred tax asset in the future, an adjustment to the deferred tax asset valuation allowance would be recorded through a charge to continuing operations in the statement of operations in the period such determination is made.

In determining the appropriate valuation allowance, certain judgments are made by management relating to recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.

VALUATION AND RECOVERABILITY OF GOODWILL

Goodwill represented $81,573 and $156,817 of our $7,342,413 and $7,032,458 total assets as of December 31, 2009 and 2008, respectively. We review our goodwill annually in the fourth quarter for impairment or more frequently if indicators of impairment exist. We regularly assess whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in our expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and could have a material impact on our consolidated financial statements.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, we then perform a second test to measure the amount of impairment, if any. To determine the amount of any impairment, we would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, we would determine the fair value of all of the assets and liabilities of the Company, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill were less than the recorded goodwill, we would record an impairment charge for the difference.

The following describes the valuation methodologies used in both 2009 and 2008 to derive the fair value of the Company.

For the Company we identify a group of peer companies, which have operations that are as similar as possible. A Guideline Company Method is used to value the Company based upon its relative performance to its peer companies, based on several measures, including price to trailing 12 month earnings, price to projected earnings, price to tangible net worth and return on equity.

A Dividend Discount Method ("DDM") is used to value the Company based upon the expected earnings available for distribution over future periods. The Company determined the estimated fair value considering distributable earnings which were estimated from operating plans. Operating plan cash flows were then discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of the Company.

A Guideline Transaction Method values the Company based on available data concerning the purchase prices paid in acquisitions of companies operating in the insurance industry. The application of certain financial multiples calculated from these transactions provides an indication of estimated fair value of the Company.

While all three valuation methodologies are considered in assessing fair value, the DDM received the highest weighting of the three methodologies, since it uses the earnings capacity of a business which is generally considered the most important

88                                          UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

factor in the valuation of a business enterprise. Also, the DDM received the highest weight given recent dislocations in the economy, the scarcity of M&A transactions in the insurance marketplace and the relative lack of directly comparable companies.

In the fourth quarter, we conducted our annual assessment of goodwill using the methodologies discussed above. After completing the Step 1 analysis, we determined that the Company had an estimated fair value less than its net book value. Accordingly, Management performed a Step 2 test for the Company. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's impairment. Based on our Step 2 test it was determined that $75,244 of goodwill of the Company was impaired, resulting in a non-cash charge. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company.

The determination of fair value of the Company requires us to make significant estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, earnings and required capital projections discussed above, discount rates, terminal growth rates, operating income and dividend forecasts and the weighting assigned to the results of each of the three valuation methods described above. Due to the inherent uncertainty involved in making these estimates, actual results could differ materially from those estimates. We evaluated the significant assumptions used to determine the fair values of the Company, both individually and in the aggregate and concluded they are reasonable.

Changes in certain assumptions could have a significant impact on the goodwill impairment assessment.

Should weak market conditions continue for an extended period, or should the operating results decline substantially compared to projected results, we could determine that we need to record an additional non-cash impairment charge related to goodwill. Any such charge would have no effect on either the Company's cash balance or future cash flows.

RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

See Note 2 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

See Note 2 to the Notes to Consolidated Financial Statements included elsewhere in this registration statement.

RESULTS OF OPERATIONS

The table below presents information regarding our consolidated results of operations:


                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                           2009                2008                2007
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Net earned premiums and other considerations (2)                         $1,092,512          $1,173,790          $1,259,930
 Net investment income                                                       216,725             238,451             286,235
 Net realized losses on investments                                          (25,512)           (135,696)            (28,219)
 Amortization of deferred gains on disposal of businesses                     16,906              20,680              23,548
 Fees and other income                                                        14,859              11,449              16,395
                                                                       -------------       -------------       -------------
                                                       TOTAL REVENUES      1,315,490           1,308,674           1,557,889
                                                                       -------------       -------------       -------------
BENEFITS, LOSSES AND EXPENSES:
 Policyholder benefits                                                       849,531             889,498             934,609
 Selling, underwriting and general expenses (1)                              386,740             400,452             426,681
 Total benefits, losses and expenses                                       1,236,271           1,289,950           1,361,290
INCOME BEFORE PROVISION FOR INCOME TAXES AND GOODWILL IMPAIRMENT              79,219              18,724             196,599
 Provision for income taxes                                                   27,127              10,867              57,121
                                                                       -------------       -------------       -------------
                                NET INCOME BEFORE GOODWILL IMPAIRMENT         52,092               7,857             139,478
 Goodwill impairment                                                          75,244                  --                  --
                                                                       -------------       -------------       -------------
                                                    NET (LOSS) INCOME       $(23,152)             $7,857            $139,478
                                                                       -------------       -------------       -------------


(1) Includes amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") and underwriting, general and administrative expenses.

(2) Includes single premiums on closed blocks of group disability business. For closed blocks of business we receive a single, upfront premium and in turn we record a virtual equal amount of claim reserves. We then manage the claims using our claim management practices.

UNION SECURITY INSURANCE COMPANY                                          89

-------------------------------------------------------------------------------

The following discussion provides a general overall analysis of the consolidated results for the twelve months ended December 31, 2009 ("Twelve Months 2009") and twelve months ended December 31, 2008 ("Twelve Months 2008"). Please see the discussion that follows for a more detailed analysis of the fluctuations.

YEAR ENDED DECEMBER 31, 2009 COMPARED TO DECEMBER 31, 2008

NET (LOSS) INCOME


Net (loss) income decreased $31,009, or 395%, to a net loss of $(23,152) for Twelve Months 2009 from net income of $7,857 for Twelve Months 2008. This was mainly due to a non-cash goodwill impairment charge of $75,244 that was recorded for Twelve Months 2009. The decrease in net income was also driven by lower net earned premiums and less favorable life, dental and disability loss experience. In addition, lower net investment income of $14,122 (after-tax) due to decreased average invested assets and lower investment yields contributed to the overall decrease in net income. This was partially offset by lower net realized losses on investments of $73,160 (after-tax). Other-than-temporary impairments included in net realized losses on investments were $7,532 (after-tax) in Twelve Months 2009 compared with $70,899 (after-tax) in Twelve Months 2008.


Total Revenues


Total revenues increased $6,816, or 1%, to $1,315,490 for Twelve Months 2009 from $1,308,674 for Twelve Months 2008. The increase was primarily due to lower net realized losses on investments of $112,554 driven by the write-down of other-than-temporary impairments in our investment portfolio of $11,587 in Twelve Months 2009 compared to $109,075 in Twelve Months 2008. This was partially offset by a decrease in net earned premiums of $81,278 due primarily to increased lapses and fewer covered lives due to higher unemployment, along with a difficult sales environment which presents a challenge to revenue growth. Although we added two new clients in the fourth quarter of 2009, assumed premiums from our Disability RMS distribution channel decreased for Twelve Months 2009 compared to the prior year, excluding single premiums from closed blocks of business. The decrease in assumed premium was partially offset by the acquisition of a block of group business from Shenandoah Life Insurance Company. In addition, net investment income decreased by $21,726 due to decreased average invested assets and lower investment yields.


Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $53,679, or 4%, to $1,236,271 for Twelve Months 2009 from $1,289,950 for Twelve Months 2008. This was primarily due to a decrease in policyholder benefits resulting from a decline in our small employer group health business and a decline in our prefunded funeral business due to run-off of closed blocks of business. Selling, underwriting and general expenses decreased as a result of lower net earned premiums.

Income Taxes


Income taxes increased $16,260, or 150%, to $27,127 for Twelve Months 2009 from $10,867 for Twelve Months 2008. The change in income taxes was not proportionate to pretax income due to an increase in 2008 income taxes for the establishment of a tax valuation allowance against deferred taxes, which is primarily attributable to capital losses resulting from dispositions of investments of $7,195.


YEAR ENDED DECEMBER 31, 2008 COMPARED TO DECEMBER 31, 2007

NET INCOME

Net income decreased $131,621, or 94%, to $7,857 for the Twelve Months 2008 from $139,478 for the Twelve Months 2007. The decrease in net income was primarily due to an increase in net realized losses on investments of $69,860 (after-tax) driven by the write-down of other-than-temporary impairments in our investment portfolio of $70,899 (after-tax) in 2008 compared to $13,732 (after-tax) in 2007. Also contributing to the decrease was a reduction in net investment income of $31,060 (after-tax) of which $22,425 was from real estate joint venture partnerships, a $9,881 favorable tax settlement in 2007 and less favorable group dental experience. The decrease in real estate joint venture partnership income is due to greater sales of underlying properties in 2007 compared to 2008 given the more favorable real estate market conditions in 2007.

Total Revenues

Total revenues decreased $249,215, or 16%, to $1,308,674 for Twelve Months 2008 from $1,557,889 for Twelve Months 2007. The decrease was primarily due to an increase in net realized losses on investments of $107,477, driven by the write-down of other-than-temporary impairments in our investment portfolio of $109,075 in 2008 compared to $21,126 in 2007. Net investment income decreased $47,784 of which $34,500 was due to lower distributions from real estate joint venture partnerships. Net earned premiums decreased $86,140, primarily due to a decline in our small employer group health business, a decrease in disability net earned premiums due to the transfer of a closed block of business in the prior year and a decrease in group life net earned premiums. Also contributing to the decrease was a reduction in fees and other income due to contract settlement fee income recorded in the prior year related to the sale of marketing rights for our Independent -- U.S. channel in our prefunded funeral business. These decreases were partially offset by an increase in net earned premiums in our group dental business.

90                                          UNION SECURITY INSURANCE COMPANY

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Total Benefits, Losses and Expenses

Total benefits, losses and expenses decreased $71,340, or 5%, to $1,289,950 for Twelve Months 2008 from $1,361,290 for Twelve Months 2007. This decrease was primarily due to a decline in our small employer group health business, a reduction in disability policyholder benefits due to the transfer of a closed block of business in the prior year, favorable experience in our group life business and a decline in our prefunded funeral business due to run-off of closed blocks of business. These decreases were partially offset by less favorable group dental experience.

Income Taxes

Income taxes decreased $46,254, or 81%, to $10,867 for Twelve Months 2008 from $57,121 for Twelve Months 2007. The change in income taxes was not proportionate to pretax income, primarily due to a $9,881 favorable tax settlement in 2007 and an increase in 2008 income taxes due to the establishment of a tax valuation allowance against deferred taxes, which is primarily attributable to capital losses resulting from dispositions of investments of $7,195.

INVESTMENTS

See Note 3 (Investments) and Note 4 (Fair Value Disclosures) to the Notes to Consolidated Financial Statements included elsewhere in this report.

CASH FLOWS

We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

The table below shows our recent net cash flows:

                                    FOR THE YEARS ENDED DECEMBER 31,
                                2009             2008              2007
--------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED
 IN):
 Operating activities          $(57,939)          $23,058           $13,340
 Investing activities           105,464           162,267            78,147
 Financing activities           (20,877)         (200,986)         (133,888)
                             ----------       -----------       -----------
         NET CHANGE IN CASH     $26,648          $(15,661)         $(42,401)
                             ----------       -----------       -----------

CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

Operating activities:

Net cash (used in) provided by operating activities was $ (57,939) and $23,058 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash provided by operating activities between years is primarily due to lower gross written premiums in 2009 as well as lower net investment income due to decreased average invested assets and lower investment yields.

Net cash provided by operating activities was $23,058 and $13,340 for the years ended December 31, 2008 and 2007, respectively. The increase in cash provided by operating activities between years was mainly due to a decrease in total policyholder benefits paid out, as well as a decrease in taxes paid.

Investing activities:

Net cash provided by investing activities was $105,464 and $162,267 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash between years is primarily due to increased purchase of fixed maturity securities, partially offset by a decrease in sales of fixed maturity and equity securities.

Net cash provided by investing activities was $162,267 and $78,172 for the years ended December 31, 2008 and 2007, respectively. The increase in cash between years was mainly due to a change in collateral held under securities lending, a decrease in purchases of fixed maturity and equity securities, partially offset by an overall decrease of sales/redemptions of Fixed Maturities securities.

Financing activities:

Net cash used in financing activities was $20,877 and $200,986 for the years ended December 31, 2009 and 2008, respectively. The decrease in cash used in financing activities is primarily due to the change in obligation under securities lending, a $100,000 return of capital to the parent in 2008, partially offset by $20,000 of dividends paid to the parent in 2009.

Net cash used in financing activities was $200,986 and $133,888 for the years ended December 31, 2008 and 2007, respectively. The increase in net cash used in financing activities was mainly due to a change in obligation under securities lending, offset by a net decrease in dividends/return of capital paid to the parent.

UNION SECURITY INSURANCE COMPANY                                          91

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COMMITMENTS AND CONTINGENCIES

We have obligations and commitment to third parties as a result of our operations. These obligations and commitments, as of December 31, 2009, are detailed in the table below by maturity date as of the dates indicated:

                                                                 AS OF DECEMBER 31, 2009
                                                    LESS THAN 1            1-3            3-5             MORE THAN 5
                                   TOTAL               YEAR               YEARS          YEARS               YEARS
-------------------------------------------------------------------------------------------------------------------------
CONTRACTUAL OBLIGATIONS :
Insurance liabilities (1)        $6,651,571           $593,109           $808,299       $695,287           $4,554,876
Operating leases                     20,198              8,463              9,354          1,612                  769
COMMITMENTS:
Liability for unrecognized tax
 benefit                              6,064                 --              5,529            535                   --
                                -----------          ---------          ---------      ---------          -----------
         TOTAL OBLIGATIONS AND
                   COMMITMENTS   $6,677,833           $601,572           $823,182       $697,434           $4,555,645
                                -----------          ---------          ---------      ---------          -----------

(1) Insurance liabilities, reflected in the commitments and contingencies table above, include products for which we are currently making periodic payments and products for which we are not making periodic payments, but for which we believe the amount and timing of future payments is essentially fixed and determinable. Amounts included in insurance liabilities reflect estimated cash payments to be made to policyholders.

Liabilities for future policy benefits and expenses of $2,675,069 and claims and benefits payable of $1,751,501 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

OFF-BALANCE SHEET ARRANGEMENTS

The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS. NONE

(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.

Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in the slope or shape of the yield curve and changes in spreads due to credit risks and other factors.

Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity securities portfolio and, to a lesser extent, in our reinsurance recoverables.

Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when only one of invested assets or liabilities is indexed to inflation.

INTEREST RATE RISK


Interest rate risk arises as we invest substantial funds in interest-sensitive fixed maturity securities, such as fixed maturity investments, mortgage-backed and asset-backed securities and commercial mortgage loans. There are two forms of interest rate risk -- price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rises. Reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows from mortgage-backed and asset-backed securities. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment. As of December 31, 2009, we held $2,555,863 of fixed maturity securities at fair market value and $772,912 of commercial mortgages at amortized cost for a combined total of 88% of total invested assets. As of December 31, 2008 we held $2,199,547 of fixed maturity securities at fair market value and $838,254 of commercial mortgages at amortized cost for a combined total of 86% of total invested assets.


We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.

92                                          UNION SECURITY INSURANCE COMPANY

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Our group long-term disability reserves are also sensitive to interest rates.
Group long-term disability and group term life waiver of premium reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the United States and Canadian yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following table summarizes the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio:

                INTEREST RATE MOVEMENT ANALYSIS OF MARKET VALUE
               OF FIXED MATURITY SECURITIES INVESTMENT PORTFOLIO
                            AS OF DECEMBER 31, 2009

                                        -100               -50                 0                  50                100
---------------------------------------------------------------------------------------------------------------------------------
Total market value                    $2,780,930         $2,665,282         $2,555,863         $2,452,931         $2,356,612
% Change in market value from base          8.81%              4.28%                --%             (4.03)%            (7.80)%
 case
$ Change in market value from base      $225,067           $109,419               $ --          $(102,933)         $(199,252)
 case

CREDIT RISK

We have exposure to credit risk primarily from our customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.

Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA-and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+ and 0.38% for issuers rated BB- to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or Standard & Poor's ratings to determine an issuer's rating.

We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.

For at least 50% of our $1,434,405 of reinsurance recoverables at December 31, 2009, we are protected from the credit risk by using various types of risk mitigation mechanisms such as a trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $648,919 and $669,407 as of December 31, 2009 relating to two large coinsurance arrangements with The Hartford and John Hancock, respectively, related to sales of businesses are held in trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, The Hartford and John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of The Hartford and John Hancock, whose A.M. Best ratings are currently A and A+, respectively. However, A.M. Best recently placed a negative outlook on the issuer credit ratings and financial strength ratings of The Hartford and a stable outlook for John Hancock. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the creditworthiness of the reinsurer becomes questionable. See the section entitled "Risk Factors -- Reinsurers' Failure to Fulfill Obligations" for further information. A majority of our reinsurance exposure has been ceded to companies rated A- or better by A.M. Best.

INFLATION RISK

Inflation risk arises as we invest substantial funds in nominal assets which are not indexed to the level of inflation, whereas the underlying liabilities are indexed to the level of inflation. Approximately 21% of our preneed policies with reserves of approximately $285,000 as of December 31, 2009 have death benefits that are guaranteed to grow with the Consumer Price Index. In times of rapidly rising inflation the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing a contract with payments tied to the Consumer Price Index. See " -- Derivatives."

In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation and we have not been able to increase premiums to keep pace with inflation.

UNION SECURITY INSURANCE COMPANY                                          93

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DERIVATIVES

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.

Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.

We have purchased a contract to partially hedge the inflation risk exposure inherent in some of our preneed insurance policies.

(K) EXECUTIVE OFFICERS


The table below sets forth certain information, as of April 30, 2010, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.



NAME                      AGE  POSITIONS
-------------------------------------------------------------------------------------------------------------------------------
John S. Roberts            54  President, Chief Executive Officer and Director; Executive Vice President, Assurant, Inc.
Kenneth D. Bowen           56  Vice President, General Counsel and Secretary
Dianna D. Duvall           49  Senior Vice President
Matthew K. Gilligan        57  Senior Vice President
Timothy W. Knott           48  Senior Vice President
Sheryle L. Ohme            60  Senior Vice President
Rosemary Polk              56  Senior Vice President
Karla Schacht              50  Senior Vice President
Joseph A. Sevcik           51  Senior Vice President
Joi A. Tillman             38  Vice President
J. Marc Warrington         42  Senior Vice President
Miles B. Yakre             41  Senior Vice President, Chief Financial Officer and Treasurer


JOHN S. ROBERTS, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR; EXECUTIVE VICE PRESIDENT, ASSURANT, INC. Please see Mr. Roberts' biography in the section below entitled "DIRECTORS".


KENNETH D. BOWEN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY. Mr. Bowen has served as Vice President, General Counsel and Secretary of the Company since May 2008, having previously served as Vice President and Assistant Secretary of the Company. Mr. Bowen has served in various in-house legal roles at Assurant Employee Benefits since 1983.


DIANNA D. DUVALL, SENIOR VICE PRESIDENT. Ms. Duvall has served as Senior Vice President of the Company since January 2004. Ms. Duvall has served in various management positions at Assurant Employee Benefits since its acquisition, including customer service, Life and Disability Underwriting, True Group and Dental Health Alliance networks.

MATTHEW K. GILLIGAN, SENIOR VICE PRESIDENT. Mr. Gilligan has served as Senior Vice President of the Company since February 2009. He also currently serves as President of Disability RMS, having served in various management positions at Disability RMS since 2003.

TIMOTHY W. KNOTT, SENIOR VICE PRESIDENT. Mr. Knott has served as Senior Vice President of the Company since February 2009, having previously served as Vice President since July 2008. Prior to this, he served as Vice President of Specialty Benefits Products and Operations for Principal Financial from April 2004 to July 2008.

SHERYLE L. OHME, SENIOR VICE PRESIDENT. Ms. Ohme has served as Senior Vice President of the Company since July 2008. Since the acquisition of Assurant Employee Benefits, Ms. Ohme has served in various management-related roles, including as Vice President, Claims of Assurant Employee Benefits from 2000 to 2008.

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94                                          UNION SECURITY INSURANCE COMPANY

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ROSEMARY POLK, SENIOR VICE PRESIDENT.  Ms. Polk has served as Senior Vice
President of the Company, where she oversees human resources and development, since April 2009. She has served in the human resources and development areas of Assurant Employee Benefits since its acquisition, previously serving as Vice President beginning in 2000.


KARLA J. SCHACHT, SENIOR VICE PRESIDENT. Ms. Schacht has served as Senior Vice President of the Company since 2004. She also has served as Chief Information Officer of Assurant Employee Benefits since 2004 and as Chief Service Officer of Assurant Employee Benefits since 2008.

JOSEPH A. SEVCIK, SENIOR VICE PRESIDENT. Mr. Sevcik has served as Senior Vice President of the Company since July 2008. He leads Assurant Employee Benefits' marketing efforts and previously served as Vice President, Marketing from August 2007 to July 2008 and Second Vice President, Voluntary Marketing from August 2005 to August 2007. Prior to joining Assurant Employee Benefits, Mr. Sevcik was Assistant Vice President, Marketing and Client Experience at H&R Block.


JOI A. TILLMAN, VICE PRESIDENT. Ms. Tillman has served as Vice President since May 2008. Since she joined Assurant Employee Benefits in 1989, Ms. Tillman has held a variety of progressively senior roles at Assurant Employee Benefits, including officer and manager in 2005, Second Vice President and Regional Team Leader of Underwriting from 2006 to August 2007, Second Vice President and co-lead of the Easy To Do Business With team from August 2007 to January 2008 and Vice President, Voluntary Growth Initiative from January 2008 to January 2009 and Vice President, Customer Advocacy from January 2009 to the present.


J. MARC WARRINGTON, SENIOR VICE PRESIDENT. Mr. Warrington has served as Senior Vice President of the Company since 2005, and as Senior Vice President, Sales of Assurant Employee Benefits since 2005. Prior to that, Mr. Warrington served as Vice President of Sales at Assurant Employee Benefits since 2003.


MILES B. YAKRE, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
TREASURER. Mr. Yakre has served as Senior Vice President of the Company since August 2007 and as Chief Financial Officer and Treasurer of the Company since November 2009. He has also served as Chief Financial Officer of Assurant Employee Benefits since April 2008, having previously served as Senior Vice President and Chief Actuary of Assurant Employee Benefits from August 2007 to April 2008and Senior Vice President, Corporate Actuary and Treasurer of Assurant, Inc. from January 2005 to August 2007.


DIRECTORS

We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience and director positions held currently and/or during the last five years.

Each individual was selected to serve as a director of the Company because of his or her leadership position at the Company, Assurant, Inc., or the Assurant Employee Benefits division of Assurant, and the valuable experience with, and knowledge of, Assurant's operations and business lines that he or she brings to the Company's Board.


MICHAEL J. PENINGER, CHAIRMAN OF THE BOARD. Mr. Peninger, 55, has served as Chairman of the Board since January 15, 2010. He has served as Executive Vice President and Chief Financial Officer of Assurant, Inc. since March 2009, having served as Executive Vice President and Interim Chief Financial Officer since July 2007. Prior to this, he served as President and Chief Executive Officer of Assurant Employee Benefits since January 1999.


S. CRAIG LEMASTERS, DIRECTOR. Mr. Lemasters, 49, has served as a director of the Company since July 2006. He has also served as President and Chief Executive Officer of Assurant Solutions, a division of Assurant, and Executive Vice President of Assurant, Inc. since July 2005. From 2003 to 2005, Mr. Lemasters served as Executive Vice President and Chief Operating Officer for the consumer protection business line of Assurant Solutions.

CHRISTOPHER J. PAGANO, DIRECTOR. Mr. Pagano, 46, has served as a director of the Company since April 2009. He also has served as Executive Vice President, Treasurer and Chief Investment Officer of Assurant, Inc. since July 2007 and President of Assurant Asset Management, a division of Assurant, Inc., since January 2005.

UNION SECURITY INSURANCE COMPANY                                          95

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JOHN S. ROBERTS, DIRECTOR.  Mr. Roberts currently serves as President and Chief
Executive Officer of the Company and of Assurant Employee Benefits, and Executive Vice President of Assurant, Inc. He served as on an interim basis as President and Chief Executive Officer of Assurant Employee Benefits from July 2007 to March 2009. He has served as a director of the Company since March 2009. Prior to that, he served as Senior Vice President of Assurant Employee Benefits and President of Disability RMS, an affiliate of the Company, since 2003.

SYLVIA R. WAGNER, DIRECTOR. Ms. Wagner, 61, was appointed as a director of the Company in January 2010. She has also served as Executive Vice President, Human Resources and Development of Assurant, Inc. since April 2009. She has previously served as Senior Vice President, Human Resources and Development of Assurant Employee Benefits since May 1995, where she was responsible for overseeing human resources and development, employee communications, clinical and behavioral health services, and community relations.

(L) EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

I. EXECUTIVE SUMMARY

INTRODUCTION

This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2009:

John S. Roberts       President and Chief Executive Officer; Executive Vice
                      President, Assurant, Inc.
Miles B. Yakre        Senior Vice President, Chief Financial Officer and
                      Treasurer
Stacia N. Almquist    Vice President (formerly Treasurer)
Michael J. Peninger   Executive Vice President; Executive Vice President and
                      Chief Financial Officer, Assurant, Inc.
Sylvia R. Wagner      Senior Vice President; Executive Vice President, Human
                      Resources and Development, Assurant, Inc.
J. Marc Warrington    Senior Vice President

Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs," and to Mr. Roberts as our "Chief Executive Officer" or "CEO." Ms. Almquist served as Treasurer until November 2009 and currently serves as Vice President, Dental Division of Assurant Employee Benefits.

Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs have roles at the Parent (or a division of the Parent) in addition to serving as officers of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.

The 2009 compensation of Mr. Peninger and Ms. Wagner, each of whom serves on the Parent's Management Committee, (1) was based on the Parent's compensation program, goals and objectives. The 2009 compensation of Messrs. Warrington and Yakre and Ms. Almquist was based on a compensation program focused principally on the goals and objectives of Assurant Employee Benefits, a division of Assurant. The Company comprises a large majority of Assurant Employee Benefits' business. Because Mr. Roberts serves as both the Chief Executive Officer of Assurant Employee Benefits and an Executive Vice President of the Parent, his 2009 compensation was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. All of our NEOs participate in the Parent's long-term equity incentive program.

For more detailed information on Assurant's 2009 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on April 8, 2010.

------------

(1) The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer, all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.

96                                          UNION SECURITY INSURANCE COMPANY

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OUR EXECUTIVE COMPENSATION PRINCIPLES

Our core executive compensation principles are based on the principles of Assurant and are set forth below:

- Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)

- Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.

- A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.

- Our executive compensation programs should reinforce a culture of accountability that views risk management as a priority.

II. THE COMPENSATION DECISION MAKING PROCESS

The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Board on general aspects of Assurant's compensation and benefit policies.

The Assurant Compensation Committee determined the compensation of Messrs. Peninger and Roberts and Ms. Wagner because they served as executive officers of the Parent during 2009. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation, or that of Mr. Peninger or Ms. Wagner.

As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant. The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Messrs. Peninger and Roberts and Ms. Wagner).

The compensation of Mr. Yakre is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews Mr. Yakre's performance in consultation with Mr. Roberts as President and Chief Executive Officer of Assurant Employee Benefits, and makes decisions regarding his compensation. The compensation of Mr. Warrington is determined through a process whereby Mr. Roberts annually reviews the performance and compensation of his direct reports in consultation with Company's Senior Vice President, Human Resources and Development, and makes decisions regarding their compensation. The compensation of Ms. Almquist is determined through a process whereby Ms. Almquist's immediate supervisor annually reviews her performance and compensation in consultation with the Company's Senior Vice President, Human Resources and Development, and makes decisions regarding her compensation. The Chief Executive Officer also provides input, in consultation with the Company's Chief Financial Officer and Senior Vice President, Human Resources and Development, on the annual incentive plan performance goals that apply to the Company's NEOs other than those who serve as executive officers of the Parent.

LEVEL OF COMPENSATION PROVIDED

MARKET POSITIONING. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

------------

(2) Union Security Insurance Company does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

UNION SECURITY INSURANCE COMPANY                                          97

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MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS -- ASSURANT'S COMPENSATION
PEER GROUP. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operate are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics : similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:

-    Aetna Inc.                           -    Coventry Health Care, Inc.               -    Stancorp Financial Group, Inc.
-    Aflac Incorporated                   -    Genworth Financial, Inc.                 -    Sunlife Financial, Inc.
-    Cigna Corporation                    -    Hanover Insurance Group Inc.             -    Torchmark Corporation
-    Conseco, Inc.                        -    Humana Inc.                              -    Unum Group
-    CAN Financial Corporation            -    Markel Corporation                       -    W.R. Berkley Corporation
                                          -    Principal Financial Group, Inc.

COMPANY-LEVEL NAMED Executive OFFICERS -- COMPANY MARKET SURVEY DATA. The Company is not a publicly-traded company and does not have a compensation peer group, however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base compensation at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short-term incentive compensation and long-term incentive compensation) is established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short-term incentive compensation and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

BASE SALARIES

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS. In December 2008, Towers Watson presented to the Assurant Compensation Committee peer group proxy statement data on annual base salaries for certain Assurant executive officers. Based on that information and its desire to compensate Mr. Roberts at the same level paid to his Management Committee peers ($500,000), Mr. Roberts' base salary was increased to $500,000. Additionally, upon Ms. Wagner's promotion to the position of Executive Vice President, Human Resources and Development of Assurant, her base salary increased to $400,000, effective March 1, 2009. Although the data indicated that base salaries for Assurant's named executive officers remained below median levels for comparable positions in the compensation peer group, in light of the extraordinary economic environment, the Assurant Compensation Committee did not approve any increases in base salary for these named executive officers, other than to increase Mr. Roberts' base salary to a level commensurate with that of his peers, and to increase Ms. Wagner's base salary upon her promotion. Mr. Peninger did not receive a base salary increase in 2009.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. The base salaries for Messrs. Warrington and Yakre and Ms. Almquist are intended to be competitive with that of available market data reviewed by the Company. In 2009, base salaries for these NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

ANNUAL INCENTIVE COMPENSATION

OVERVIEW. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2009 and 2010, focus on specific risk management objectives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include analyst expectations, results from prior years, opportunities for strategic growth and economic trends that may impact our business (E.G., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS. For Mr. Peninger and Ms. Wagner, top-line revenue growth is measured by a weighted average of the performance results of the business segments, and profitability is measured using consolidated operating earnings per share ("EPS") and operating return on equity ("ROE"). Consolidated operating EPS is determined by dividing net operating income ("NOI") for Assurant as a whole by the weighted average number of diluted shares of Assurant Common Stock outstanding during the year. Operating ROE for Assurant is determined by dividing NOI for Assurant as a whole by average stockholders' equity for the year, excluding accumulated other comprehensive income

98                                          UNION SECURITY INSURANCE COMPANY

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("AOCI"). For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

For Mr. Roberts, financial targets apply to the Assurant Employee Benefits business segment. Top-line growth is measured through a combination of gross or net earned premiums and fees and gross written premium/new sales of designated products. Profitability is measured using NOI and operating return on equity ROE for the segment. NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

Performance against strategic development goals was evaluated for Messrs. Peninger and Roberts and Ms. Wagner in 2009 based on a composite of business-level results.

2009 PERFORMANCE GOALS AND RESULTS.

- FINANCIAL METRICS. In setting performance goals for 2009 for Messrs. Peninger and Roberts and Ms. Wagner, the Assurant Compensation Committee sought to establish challenging goals while recognizing the need to implement strategies for containing risk in a highly volatile market environment. The Assurant Compensation Committee anticipated that many financial services organizations would continue to experience fallout from the 2008 financial crisis in 2009. Accordingly, certain financial targets were adjusted downward from 2008 levels to encourage prudent deployment of available capital.

- ENTERPRISE RISK MANAGEMENT. To reinforce a culture that views risk management as a priority, in 2009 the Assurant Compensation Committee approved the following enterprise risk management objectives as our strategic development goals: (i) (a) establishing a structure for identifying material enterprise risks, and (b) defining parameters for catastrophe and portfolio risk and incorporating these parameters into strategic decision making, (ii) development and achievement of specified goals under a compliance plan for each business segment and (iii) retention of individuals identified as key contributors and potential future senior executives. Each goal was weighted equally.

The following table sets forth performance goals applicable to Messrs. Peninger and Roberts and Ms. Wagner for 2009, along with the resulting multipliers:

                        MANAGEMENT COMMITTEE-LEVEL NEOS
           2009 ANNUAL INCENTIVE PERFORMANCE TARGETS AND RESULTS (1)

                           (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           2009
WEIGHT  PERFORMANCE METRIC                                     0.0         0.5         1.0         1.5         2.0        RESULTS
---------------------------------------------------------------------------------------------------------------------------------
        ASSURANT ENTERPRISE
(25%)   EPS                                                   $4.50       $4.70       $4.90       $5.10       $5.30         $3.9
(15%)   Annualized operating Return on Equity (ROE)           11.50   %   12.00   %   12.50   %   13.00   %   13.50   %    10.06
(40%)   Revenue Growth (2)                                                                                                   N/A
(20%)   Enterprise Risk Management (3)                                                                                       N/A
        ASSURANT EMPLOYEE BENEFITS
(25%)   Net Operating Income (NOI)                              $56         $60         $64         $68         $72        $42.2
(15%)   Operating Return on Equity (ROE)                      10.75   %   11.50   %   12.25   %   13.00   %   13.75   %     8.11
(40%)   Revenue Growth
        25% Net earned premium                                 $740        $770        $800        $830        $860       $747.0
        75% New sales                                          $145        $155        $165        $175        $185       $130.9
(20%)   Enterprise Risk Management (3)                                                                                       N/A

             PERFORMANCE  COMPOSITE
WEIGHT       MULTIPLIER   MULTIPLIER
------

(25%)           0.00
(15%)    %      0.00         0.76
(40%)           0.91
(20%)           1.97

(25%)           0.00
(15%)    %      0.00         0.41
(40%)
                0.12
                0.00
(20%)           1.97

(1) Dollar amounts applicable to performance metrics other than EPS are expressed in millions.

(2) The corporate-level revenue growth multiplier is determined based on a weighted average of the performance multipliers applicable to each business segment, which are weighted as follows: Assurant Specialty Property -- 25%; Assurant Solutions -- 30%; Assurant Health -- 25%; and Assurant Employee Benefits -- 20%. The revenue growth multiplier for Assurant Health was 1.47, based on weighted targets of $1.38 billon for net earned premium and fee income (25%) and $460 million for new sales (75%), and results of $1.42 billion for net earned premium and fee income and $490.9 million for new sales. The revenue growth multiplier for Assurant Solutions was 1.17, based on weighted targets of $2.1 billion for net earned premium and fee income (25%) and $2.9 billion for gross written premium (75%) and results of $2.29 billion for net earned premium and fee income and $2.86 billion for gross written premium. The revenue growth multiplier for Assurant Specialty Property was 0.75, based on weighted targets of $1.38 billion for net earned premium and fee income (25%) and $2.2 billion for gross earned written premium (75%) and results of $1.46 billion for net earned premium and fee income and $2.1 billion for gross written premium.

(3) The corporate-level enterprise risk management multiplier of 1.97 was determined based on the average of the multipliers for the following objectives, which were weighted equally: (i) (a) establishing a structure for identifying material enterprise risks, and (b) defining parameters for catastrophe and portfolio risk and incorporating these parameters into strategic decision making (2.0), (ii) development and achievement of specified goals under a compliance plan for each business segment (1.92) and (iii) retention of individuals identified as key contributors and future senior executives (2.0).

UNION SECURITY INSURANCE COMPANY                                          99

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The performance targets included in the table above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each Management Committee-level NEO and the resulting annual incentive award payout for 2009:

              MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS:
                         2009 ANNUAL INCENTIVE PAYMENTS

                                   2009 TARGET                       2009                        2009 ANNUAL
NAMED EXECUTIVE OFFICER          ANNUAL INCENTIVE                 MULTIPLIER                  INCENTIVE PAYMENT
------------------------------------------------------------------------------------------------------------------
Michael J. Peninger                  $400,000                        0.76                          $304,000
                                                            (Assurant Enterprise)
John S. Roberts                      $400,000                        0.41                          $164,000
                                                         (Assurant Employee Benefits)
Sylvia Wagner                        $287,507                        0.76                          $218,506
                                                            (Assurant Enterprise)

2009 TARGET ANNUAL INCENTIVE AWARDS. Mr. Roberts' target annual incentive award opportunity was increased to the same level awarded to his Assurant Management Committee peers (80% of base salary). Upon her promotion to the position of Executive Vice President of the Parent, Ms. Wagner received an increase in annual incentive opportunity from 45% to 75% of base salary. Target annual incentive award levels remained at 80% of base salary for Mr. Peninger.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. Financial targets for Messrs. Yakre and Warrington and Ms. Almquist apply to the Assurant Employee Benefits business segment. Top-line growth is measured through a combination of net earned premiums and new sales of designated products. Profitability is measured using NOI and operating return on equity ROE for the segment. NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the earnings release and financial supplement furnished as Exhibits 99.1 and 99.2, respectively, to Assurant's Current Report on Form 8-K filed with the SEC on February 4, 2010.

Performance against strategic development goals was evaluated for Messrs. Warrington and Yakre and Ms. Almquist based on division-level results at Assurant Employee Benefits.

2009 PERFORMANCE GOALS AND RESULTS.

- FINANCIAL METRICS. Financial metrics for Assurant Employee Benefits were determined on the same basis that financial metrics were determined for each of the Assurant's business segments, as described above under the heading " -- ANNUAL INCENTIVE COMPENSATION -- MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS --2009 PERFORMANCE GOALS AND RESULTS" above.

- ENTERPRISE RISK MANAGEMENT. For Messrs Warrington and Yakre, the components of the Enterprise Risk Management goal are based largely upon the components described above for the Management Committee-level NEOs, with objectives for the Assurant Employee Benefits segment's compliance-based sub-component that relate to: (i) the establishment of an ongoing compliance program for contract preparation and processing; (ii) oversight of third party administrators and (iii) information privacy and security.

  The 20% strategic development goal applicable to Ms. Almquist is comprised of two equally weighted components: (i) achievement of customer service results and (ii) level of completion of business specific training.

100                                         UNION SECURITY INSURANCE COMPANY

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The following table sets forth performance goals applicable to Messrs.
Warrington and Yakre and Ms. Almquist for 2009, along with the resulting multipliers:

                     COMPANY-LEVEL NAMED EXECUTIVE OFFICERS
             2009 ANNUAL INCENTIVE PERFORMANCE TARGETS AND RESULTS

                                         (dollar amounts expressed in millions)

        PERFORMANCE
WEIGHT  METRIC                             0.0                    0.5                    1.0               1.5          2.0
----------------------------------------------------------------------------------------------------------------------------------
        ASSURANT EMPLOYEE BENEFITS
(25%)   Net Operating Income (NOI)           $56                    $60                    $64               $68          $72
(15%)   Operating Return on Equity         10.75  %               11.50  %               12.25  %          13.00  %     13.75  %
        (ROE)
(40%)   Revenue Growth
        25% Net earned premium              $740                   $770                   $800              $830         $860
        75% New sales                       $145                   $155                   $165              $175         $185
(20%)   Enterprise Risk Management

         2009          PERFORMANCE      COMPOSITE        ADJUSTED
WEIGHT  RESULTS         MULTIPLIER      MULTIPLIER      MULTIPLIER
------

(25%)    $42.2             0.00
(15%)     8.11   %         0.00

(40%)                                      0.41            0.70
        $747.0             0.12
        $130.9             0.00
(20%)      N/A             2.00

(1)  Dollar amounts expressed in millions.

The annual incentive compensation result for Messrs. Warrington and Yakre and Ms. Almquist is based on an adjusted multiplier of 0.70 in light of increased revenues at Disability RMS, a division of Assurant Employee Benefits, and as a result of the acquisition of policies from the Shenandoah Life Insurance Company during 2009. In approving the adjusted multiplier, the Assurant Compensation Committee determined that it was appropriate to include the revenue from these two lines of business in the overall revenue growth component for Assurant Employee Benefits.

The performance targets included in the table above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each Company-level NEO and the resulting annual incentive award payout for 2009:

                    COMPANY-LEVEL NAMED EXECUTIVE OFFICERS:
                         2009 ANNUAL INCENTIVE PAYMENTS

                                                    2009 TARGET                      2009                       2009 ANNUAL
           NAMED EXECUTIVE OFFICER                ANNUAL INCENTIVE                MULTIPLIER                 INCENTIVE PAYMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     0.70
 Stacia Almquist                                      $41,663            (Assurant Employee Benefits)             $29,164
                                                                                     0.70
 J. Marc. Warrington                                  $140,400           (Assurant Employee Benefits)             $98,280
                                                                                     0.70
 Miles B. Yakre                                       $130,275           (Assurant Employee Benefits)             $91,193

2009 TARGET ANNUAL INCENTIVE AWARDS. Ms. Almquist's target annual incentive award opportunity was increased from 20% to 25% of base salary and Mr. Yakre's target annual incentive award opportunity was increased from 40% to 45% of base salary. Mr. Warrington's target annual incentive award opportunity remained at 45% of base salary in 2009.

LONG-TERM EQUITY INCENTIVE COMPENSATION

Both Management Committee- and Company-level NEOs participate in Assurant's long-term equity incentive compensation program.

INTRODUCTION OF RSUS AND PSUS IN 2009. In connection with the adoption of the Assurant, Inc. Long Term Equity Incentive Plan (the "ALTEIP") in 2008, the Assurant Compensation Committee reviewed Assurant's long-term equity compensation program. All of the Company's NEOs participated in the program in 2009. The purpose of the review was to select a new vehicle that would:

- Encourage executives to focus on long-term decision making rather than on short-term changes in our stock price

- Enable us to measure our performance with respect to key financial measures (in addition to stock price) over an extended period relative to our competitors

-   Promote collaboration and cooperation across the global enterprise

UNION SECURITY INSURANCE COMPANY                                         101

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At the conclusion of its review process, the Assurant Compensation Committee approved the use of RSUs and PSUs as Assurant's equity compensation vehicles. A stock unit represents the right to receive a share of common stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. Because stock units reflect the performance of actual shares of stock, the Assurant Compensation Committee determined that RSUs and PSUs were best suited to the promotion of an ownership culture. In addition, the relatively uniform tax treatment afforded to stock units internationally provides an effective platform for collaboration and cooperation throughout the global enterprise. The Assurant Compensation Committee also believes that a 50/50 split between RSU and PSU components of our long-term equity compensation program provides an appropriate balance between direct alignment with shareholders through equity holdings and performance-weighted equity compensation.

PSUS -- MEASURING RELATIVE PERFORMANCE. The Assurant Compensation Committee selected PSUs as an equity compensation vehicle to ensure that a portion of long-term equity compensation would be paid only if the Assurant made tangible progress with respect to key financial measures over an extended period. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against the performance of the other companies in the A.M. Best U.S. Insurance Index and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period.

The Assurant Compensation Committee established the following metrics for the 2009 - 2011 PSU performance cycle:

               METRIC                                                DEFINITION                                  WEIGHTING
----------------------------------------------------------------------------------------------------------------------------
Growth in EPS                         Year-over-year growth in Assurant's GAAP EPS                                  1/3
Growth in Revenue                     Year-over-year growth in total Assurant's GAAP revenue                        1/3
Total Shareholder Return              Percent change in Assurant stock price plus dividend yield percentage         1/3

As indicated in the chart below, executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained. Payouts for performance between the 25th and the 75th percentiles are determined on a straight-line basis using linear interpolation.

2009 TARGET LONG-TERM EQUITY INCENTIVE AWARDS.

MANAGEMENT COMMITTEE-LEVEL NEOS. In February 2009, Towers Watson presented data to the Assurant Compensation Committee demonstrating that target total direct compensation was low compared to Assurant's compensation peer group, particularly with respect to long-term equity compensation. To bring the target total direct compensation opportunity for these NEOs to between the 25th and 50th percentiles of Assurant's compensation peer group, the Assurant Compensation Committee approved an increase in the target long-term incentive opportunity from 125% of base salary to 150% of base salary for Mr. Peninger and from 65% of base salary to 150% of base salary for Mr. Roberts. Additionally, upon Ms. Wagner's promotion to the position of Executive Vice President, Human Resources and Development of Assurant, the Assurant Compensation Committee approved an increase in her target long-term incentive opportunity from 40% of base salary to 75% of base salary.

COMPANY-LEVEL NEOS. Ms. Almquist's target long-term incentive opportunity was increased from 20% of base salary to 25% of base salary and Mr. Yakre's target long-term incentive opportunity was increased from 45% to 50% of base salary. Mr. Warrington's target long-term incentive opportunity remained the same at 40% of base salary for 2009.

CHANGES FOR 2010 - 2012 PSU PERFORMANCE CYCLE.

- SHIFT TO BOOK VALUE. In light of the significant volatility in EPS across the financial services sector, and in response to comments from our investors, the Assurant Compensation Committee decided to replace growth in GAAP EPS with growth in Assurant's book value per diluted share excluding AOCI as a performance metric for the 2010 - 2012 PSU performance cycle. The Assurant Compensation Committee believes that this change will provide a more consistent basis for comparing the Assurant's long-term financial performance to that of our competitors. The other metrics (growth in revenue and total shareholder return) remain the same for PSUs awarded in 2010.

- ADJUSTMENTS TO INDEX. The Assurant Compensation Committee also approved a change to the group of competitors used in the determination of our composite percentile ranking. For the 2010 - 2012 performance cycle, Assurant's performance will be measured against companies in the A.M. Best U.S. Insurance Index, excluding those with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes. This change will enable us to more accurately benchmark our performance against the performance of companies of comparable size that operate one or more businesses similar to ours.

Payments in respect of PSUs awarded under the ALTEIP are intended to be deductible, to the maximum extent possible, as "performance based compensation" within the meaning of Section 162(m). Additional information regarding the terms and

102                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE -- LONG TERM INCENTIVE AWARDS"below.

STOCK OWNERSHIP GUIDELINES. Ownership of Assurant stock is an important vehicle for aligning the interests of executives and the Parent's shareholders. For this reason, Assurant has implemented ownership requirements that apply to those NEOs who serve on Assurant's Management Committee (Messrs. Peninger and Roberts and Ms. Wagner). If any of them fails to comply with the guidelines by the later of July 1, 2011 or five years following the date of his or her permanent appointment to a specified position, he or she will be prohibited from selling any shares of Assurant stock until compliance is achieved. Additional information about Assurant's Stock Ownership Guidelines is provided under the heading " -- STOCK OWNERSHIP GUIDELINES" below.

COMPENSATION LEVELS AND PAY MIX FOR 2010

MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICERS

In January 2010, Towers Watson presented data to the Assurant Compensation Committee demonstrating that the target total direct compensation opportunity provided to the Management Committee-level NEOs continued to fall below median levels for similarly-situated executives at companies in Assurant's compensation peer group. The Assurant Compensation Committee approved compensation increases designed to bring target total direct compensation opportunities closer to median levels for each position. To ensure that the interests of the Management Committee-level NEOs and Assurant's shareholders remain aligned, adjustments were made primarily to the long-term incentive pay component for Messrs. Peninger and Roberts and Ms. Wagner, as detailed below:

- CEO COMPENSATION. To reflect Mr. Roberts' permanent appointment as Chief Executive Officer of Assurant Employee Benefits, Mr. Roberts's annual incentive opportunity for 2010 increased from 80% to 90% of base salary. The Assurant Compensation Committee approved an increase in the long-term incentive component of Mr. Roberts's compensation from 150% to 175% of base salary.

- MR. PENINGER'S COMPENSATION. To reflect Mr. Peninger's permanent appointment as the Assurant's Chief Financial Officer, the Assurant Compensation Committee approved an increase in base salary from $500,000 to $550,000, an increase in annual incentive opportunity from 80% to 100% of base salary and an increase in long-term incentive opportunity from 150% to 200% of base salary.

- MS. WAGNER'S COMPENSATION. To bring Ms. Wagner's compensation closer to that of her Management Committee peers, the Assurant Compensation Committee approved an increase in base salary from $400,000 to $440,000, an increase in annual incentive opportunity from 75% to 90% of base salary and an increase in long-term incentive opportunity from 75% to 125% of base salary. Ms. Wagner was also awarded a transition bonus of $65,000 to provide assistance with travel expenses incurred by Ms. Wagner in commuting between the Company's offices in Kansas City and the Parent's offices in New York.

COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. Other NEOs. For 2010, Ms. Almquist, Mr. Yakre and Mr. Warrington received increases in base salary to $185,000, $295,300 and $318,240, respectively. Mr. Yakre also received an increase in his annual incentive opportunity from 45% to 50% of base salary.

IV. BENEFITS AND PERQUISITES

The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to the Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.

CHANGE OF CONTROL BENEFITS. Assurant is party to a change of control agreement (each, a "COC Agreement") with Messrs Peninger, Roberts, Warrington and Yakre and Ms. Wagner. The purpose of these COC Agreements is to enable these executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with Messrs. Peninger and Ms. Wagner apply in the context of a change of control of Assurant (as defined in the COC Agreement); COC Agreements with Messrs. Roberts, Warrington and Yakre apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement).

During 2009, the COC Agreements with all applicable NEOs included tax gross-up provisions intended to mitigate the impact of the federal excise tax imposed on certain payments under IRC Section 280G. However, effective as of February 1, 2010, Messrs. Peninger and Roberts and Ms. Wagner, who serve as members of Assurant's Management Committee, entered into an amendment eliminating the excise tax gross up provisions in his or her COC Agreement with Assurant. Accordingly, they are entitled to receive either (i) the full benefits payable in connection with a change of control (whether under the COC Agreement or otherwise) or (ii) a reduced amount that falls below the applicable safe harbor provided under the IRC, whichever amount generates the greater after-tax value for the executive.

UNION SECURITY INSURANCE COMPANY                                         103

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Tax gross-up provisions in the COC Agreement with Messrs. Warrington and Yakre still exist. These agreements provide that, in the event that change of control payments are subject to an excise tax under IRC Section 4999, the executive will be entitled to receive an additional payment such that he is placed in the same after-tax position as if no excise tax had been imposed. However, if the change of control payments exceeded the maximum amount that the executive could have received without being subject to the tax by five percent or less, then the executive will not receive the gross-up payment and instead the change of control payments will be reduced to the maximum amount that the executive could have received without being subject to the tax.

The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE -- CHANGE OF CONTROL AGREEMENTS" below.

RETIREMENT PLANS. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($245,000 for 2009). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Additional information regarding the terms and conditions of these plans is provided under the headings "NARRATIVE TO THE PENSION BENEFITS TABLE" below and "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" below.

DEFERRED COMPENSATION PLANS. Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of
Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.

Additional information regarding the terms and conditions of these plans is provided under the heading "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" below.

HEALTH AND WELFARE BENEFITS. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the standard coverage and provides a maximum monthly benefit of $25,000, less amounts payable under the group policy. (3) This coverage is provided through the purchase of individual policies on a bi-annual basis and is fully paid for by Assurant.

COMMUTING EXPENSES. In 2009 and prior years, Assurant reimbursed Messrs. Peninger and Roberts for commuting expenses incurred in connection with their services as Interim Chief Financial Officer and Interim President and Chief Executive Officer, Assurant Employee Benefits, respectively. Additionally, the Company reimbursed Ms. Wagner during 2009 for commuting expenses incurred in connection with her transition from Kansas City to New York.

FINANCIAL PLANNING. In 2009 and prior years, certain NEOs and directors were entitled to financial planning services (and may have received a tax gross-up for such expenses). As part of Assurant's cost reduction initiatives, this benefit was eliminated for Management Committee-level NEOs effective January 1, 2010.


Additional information regarding executive LTD, commuting and financial planning benefits is provided in footnote 4 to the Summary Compensation Table below.


V. 2009 SPECIAL PROMOTION AWARDS

2009 was a transition year for Assurant's management team. Lesley Silvester, formerly the Company's Executive Vice President, retired on July 1, 2009, and Ms. Wagner was promoted to Executive Vice President, Human Resources and Development effective April 1, 2009. Effective as of March 15, 2009, Michael Peninger was promoted to the position of

104                                         UNION SECURITY INSURANCE COMPANY

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Executive Vice President and Chief Financial Officer of Assurant, Inc., a
position he had held on an interim basis since July 18, 2007, and John Roberts was promoted to the position of President and Chief Executive Officer, Assurant Employee Benefits, a position he had held on an interim basis while Mr. Peninger was serving as Assurant's Interim Chief Financial Officer. Special promotion arrangements entered into in connection with these transitions are addressed below.

2009 SPECIAL PROMOTION AWARDS. Effective as of March 15, 2009, Mr. Peninger was promoted to Executive Vice President and Chief Financial Officer of Assurant and Mr. Roberts was promoted to President and Chief Executive Officer, Assurant Employee Benefits. In recognition of their respective appointments, and to facilitate Mr. Peninger's transition to Assurant's headquarters in New York, on July 13, 2009, the Assurant Compensation Committee awarded one-time special bonuses equal to 100% of base salary, or $500,000, in the case of Mr. Peninger and 60% of base salary, or $300,000, in the case of Mr. Roberts. Each award was paid in a cash lump sum on July 31, 2009.

2009 SPECIAL RSU AWARD. In recognition of Ms. Wagner's promotion to Executive Vice President, Human Resources and Development of Assurant, the Assurant Compensation Committee awarded her a grant of 40,000 RSUs that vest in five equal annual installments on each of the first five anniversaries of the grant date.

VII. RELATED POLICIES AND CONSIDERATIONS

PARENT STOCK OWNERSHIP GUIDELINES

As noted above, Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (some of whom are NEOs of the Company) and non-employee directors. Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:

Assurant, Inc. Non-Employee Director    Must own Assurant stock with a market
                                        value equal to 5 times the annual base
                                        cash retainer
Assurant, Inc. Chief Executive Officer  Must own Assurant stock with a market value equal to 5 times current base
                                        salary
Assurant, Inc. Executive Vice           Must own Assurant stock with a market
 President (including Chief Financial   value equal to 3 times current base
 Officer and operating segment Chief    salary
 Executive Officers)

Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Messrs. Peninger and Roberts and Ms. Wagner who serve as members of Assurant's Management Committee. Mr. Peninger has a compliance date of July 1, 2011. Compliance dates for Messrs. Roberts and Wagner are March 15, 2014 and April 1, 2014 respectively. Eligible sources of Assurant shares include personal holdings, restricted stock, RSUs, 401(k) holdings and Assurant's Employee Stock Purchase Plan shares. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance.

TIMING OF EQUITY GRANTS

Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year. If the Assurant Compensation Committee decides that a second grant in the same calendar year is necessary for, among other reasons, salary adjustments, promotions or new hires, additional awards under the ALTEIP may be granted on the second Thursday in November.

TAX AND ACCOUNTING IMPLICATIONS

Under Section 162(m), certain compensation amounts in excess of $1million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by shareholders. The Assurant Compensation Committee continues to emphasize performance-based compensation for Assurant's executives and seeks to minimize the impact of Section 162(m). However, because the Assurant Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary to successfully execute the Company's business strategy, in any year the Assurant Compensation Committee may approve non-performance based compensation (as defined for purposes of Section 162(m)) in excess of $1 million.

UNION SECURITY INSURANCE COMPANY                                        105

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The compensation that Assurant pays to the NEOs is reflected in our financial statements as required by U.S. generally accepted accounting principles. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

                    COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION

The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2009, 2008 and 2007, as applicable.

        SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2009, 2008 AND 2007



                                                                                                NON-EQUITY
          NAME AND                                             STOCK              OPTION        INCENTIVE PLAN
          PRINCIPAL                  SALARY   BONUS (3)      AWARDS (1)         AWARDS (1)      COMPENSATION
          POSITION             YEAR    ($)       ($)            ($)                 ($)         ($)
             (A)               (B)     (C)       (D)            (E)                 (F)         (G)
---------------------------------------------------------------------------------------------------
John S. Roberts,
President and Chief            2009  500,000   300,000         752,391   (4)           --
 Executive Officer;            2008  415,000    67,438         444,610            283,307
 Executive Vice                2007  340,998         0          35,618            130,415
 President, Assurant, Inc.
Miles Yakre,
Senior Vice President,         2009  289,500         0         145,202                  0
 Chief Financial Officer       2008  276,196    28,000          45,759            125,051
 and Treasurer                 2007  254,600         0         269,381            131,010
Stacia Almquist,
Vice President                 2009  166,561         0          40,894                  0
 and former Treasurer          2008  157,850     7,893           7,885             33,912
                               2007  142,313         0               0             15,824
Michael J. Peninger,
Executive Vice President;      2009  500,000   500,000         752,391                 --
 Executive Vice President      2008  500,000   100,000         406,242            649,274
 and Chief Financial           2007  470,000   500,000         105,730            386,480
 Officer, Assurant, Inc.
Sylvia Wagner,
Senior Vice President;         2009  383,343         0        1,111,373                 0
 Executive Vice                2008  287,000    32,288          28,687            122,225
 President, Human              2007  275,828         0          33,180            100,640
 Resources and
 Development,
 Assurant, Inc.
J. Marc Warrington,
Senior Vice President          2009  312,000                   125,202                  0
                               2008  300,000    33,750          30,022            127,877
                               2007  284,625         0          42,411            104,213

                                                 CHANGE IN
                                                  PENSION
                                                 VALUE AND
                              NON-EQUITY
          NAME AND           INCENTIVE PLAN
          PRINCIPAL          COMPENSATION
          POSITION               ($)
             (A)                 (G)
-----------------------------  --------------------------------------------------------------
John S. Roberts,
President and Chief            164,000            242,105             139,797        2,098,293
 Executive Officer;            310,213                  0              64,192        1,584,760
 Executive Vice                317,250                  0              38,425         862,706
 President, Assurant, Inc.
Miles Yakre,
Senior Vice President,          91,193             39,994              32,423         598,312
 Chief Financial Officer       127,050             51,974              37,683         691,713
 and Treasurer                 190,441             43,150              55,246         943,828
Stacia Almquist,
Vice President                  29,164             10,401              14,717         261,737
 and former Treasurer           36,305              9,894              15,384         269,123
                                53,225              6,386              11,325         229,073
Michael J. Peninger,
Executive Vice President;      304,000            602,190             228,301        2,886,882
 Executive Vice President      460,000            422,417             198,915        2,736,848
 and Chief Financial           658,000            296,736             152,379        2,569,325
 Officer, Assurant, Inc.
Sylvia Wagner,
Senior Vice President;         218,506            205,843             107,120        2,026,185
 Executive Vice                148,522            207,110              40,631         866,463
 President, Human              206,319            106,435              28,653         751,055
 Resources and
 Development,
 Assurant, Inc.
J. Marc Warrington,
Senior Vice President           98,280             40,911              80,920         657,313
                               155,250             46,350              74,557         767,806
                               239,512             20,825              72,148         763,734


(1) The amounts reported in column (e) for 2009 represent awards of PSUs and RSUs, and for 2008 and 2007 represent awards of restricted stock. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.

     The 2009 PSU values included in column (e) are computed based on the achievement of target level performance for each award. Assuming the achievement of maximum level performance for each NEO, the amounts in column (e)(representing both RSUs and PSUs) would be as follows: for Mr. Peninger, $941,090; for Mr Yakre $181,619; for Mr. Roberts, $941,090; and for Ms. Almquist $51,151; for Ms. Wagner $1,186,856 and for Mr. Warrington, $156,603. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION -- PERFORMANCE SHARE UNITS", of the Assurant Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC (the "Assurant 2009 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

     The SARs amounts reported in column (f) for 2008 and 2007 are consistent with the grant date fair value computed in accordance with FASB ASC Topic
     718. The fair value of each outstanding SAR was estimated on the grant date using a Black-Scholes option-pricing model and expense is amortized over the applicable vesting period. Please see Footnote 18, "STOCK BASED COMPENSATION -- STOCK APPRECIATION RIGHTS", of the Assurant 2009 Form 10-K for a discussion of the Black-Scholes option-pricing model and the assumptions used in this valuation.

106                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

(2) The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2008 to December 31, 2009, from December 31, 2007 to December 31, 2008 and from December 31, 2006 to December 31, 2007. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2007, December 31, 2008 or December 31, 2009 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2006, December 31, 2007 or December 31, 2008, as applicable. Present values of accumulated benefits at December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009 use the same assumptions as included in the financial statements in Assurant's Annual Reports on Form 10-K for the fiscal years ending December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009, respectively, as filed with the SEC.

(3) The amounts in column (d) for each of Messrs. Peninger and Roberts reflect special promotion bonuses awarded on July 13, 2009. Mr. Peninger received a special bonus equal to 100% of his base salary, or $500,000, in recognition of his promotion to Executive Vice President and Chief Financial Officer of the Parent, and Mr. Roberts received a special bonus equal to 60% of his base salary, or $300,000, in recognition of his promotion to President and Chief Executive Officer, Assurant Employee Benefits. The 2008 amounts in column (d) for each NEO represent a one-time special appreciation bonus, equal to 25% of the NEO's 2008 annual short term incentive program target award, paid by the Parent to express its special appreciation for the NEO's efforts during 2007. The 2007 amount in column (d) represents a discretionary bonus of $500,000 granted to Mr. Peninger in 2007 recognition of his increased responsibilities as Interim Chief Financial Officer and because his compensation was not adjusted at the time of his appointment.

(4) The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Executive 401(k) Plan, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents; and certain other amounts during 2009:

                                                      PARENT             PARENT           PERQUISITES
                                                   CONTRIBUTIONS      CONTRIBUTIONS        AND OTHER
                                  EXECUTIVE        TO EXECUTIVE        TO ASSURANT          PERSONAL
            NAME                     LTD              401(K)             401(K)             BENEFITS
---------------------------------------------------------------------------------------------------------
John S. Roberts                       $817            $60,566            $17,150             $45,315   (2)
Miles Yakre                             $0            $12,009            $17,150
Stacia Almquist                         $0                 $0            $14,207
Michael J. Peninger                 $4,533            $85,050            $17,150            $105,183   (3)
Sylvia Wagner                         $633            $20,081            $17,150             $47,564   (4)
J. Marc Warrington                      $0            $15,558            $17,150              40,361   (5)


                                 DIVIDENDS AND
                                   DIVIDEND         TAX GROSS-UP
            NAME                EQUIVALENTS (1)       PAYMENTS       TOTAL
-----------------------------  ---------------------------------------------
John S. Roberts                     $15,949                --       $139,797
Miles Yakre                          $3,264                --        $32,423
Stacia Almquist                        $510                --        $14,717
Michael J. Peninger                 $16,385                --       $228,301
Sylvia Wagner                       $21,692                --       $107,120
J. Marc Warrington                   $1,760            $6,091   (6)  $80,920

(1) The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2009 on unvested awards of restricted stock and RSUs, respectively, that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) for each of 2008 and 2007 also reflect the dollar value of dividends paid on restricted stock that were not factored into the grant date fair values reported in column (e). No dividends or dividend equivalents were paid on PSUs in 2009.


(2) This amount includes (1) Parent paid expenses totaling $32,301 for Mr. Roberts' commuting expenses to Kansas City, including lease payments, incidental expenses and related payments in connection with his service as Interim President and Chief Executive Officer of Assurant Employee Benefits; and (2) expenses totaling $13,000 for Mr. Roberts' use of financial planning services.



(3) This amount includes (1) Parent paid expenses totaling $20,697 for airfare and related commuting expenses incurred by Mr. Peninger in traveling to and from his primary residence in Kansas; and (2) Parent paid expenses relating to spousal travel in connection with his service as Interim Chief Financial Officer


(4) This amount includes (1) Parent paid expenses totaling $38,899 for airfare and related commuting expenses incurred by Ms. Wagner in traveling to and from her primary residence in Kansas City and (2) Ms. Wagner's use of financial planning services totaling $8,665 offered by the Parent.


(5) This amount includes (1) expenses paid totaling $30,611 for club membership dues and (2) $9,750 for Mr. Warrington's use of financial planning services. While only a portion of the club membership dues listed above may have been for personal use by Mr. Warrington, the Company has elected to list the full amount as a perquisite.



(6) This amount represents a gross-up of taxes for Mr. Warrington's use of financial planning services.

UNION SECURITY INSURANCE COMPANY                                         107

-------------------------------------------------------------------------------

GRANTS OF PLAN-BASED AWARDS

The table below sets forth individual grants of awards made to each NEO during 2009.

             GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2009

                                                           ESTIMATED FUTURE
                                                       PAYOUTS UNDER NON-EQUITY
                                                       INCENTIVE PLAN AWARDS (1)
                                            THRESHOLD         TARGET             MAXIMUM
       NAME              GRANT DATE            ($)              ($)                ($)
        (A)                  (B)               (C)              (D)                (E)
---------------------------------------------------------------------------------------------
John S. Roberts           3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            400,000            800,000
Miles B. Yakre            3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            130,275            260,550
Stacia N. Almquist        3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0             41,663             83,325
Michael J. Peninger       3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            400,000            800,000
Sylvia R. Wagner          3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            287,507            575,014
J. Marc Warrington        3/12/2009             --                 --                 --
                          3/12/2009             --                 --                 --
                                 --              0            140,400            280,800


                                      ESTIMATED FUTURE
                                    PAYOUTS UNDER EQUITY
                                    INCENTIVE PLAN AWARDS
                        THRESHOLD          TARGET           MAXIMUM
       NAME                (#)              (#)               (#)
        (A)                (F)              (G)               (H)
-------------------  ---------------------------------------------------
John S. Roberts              --                --                --
                          9,255            18,509            27,764
                             --                --                --
Miles B. Yakre               --                --                --
                          1,786             3,572             5,358
                             --                --                --
Stacia N. Almquist           --                --                --
                            503             1,006             1,509
                             --                --                --
Michael J. Peninger          --                --                --
                          9,255            18,509            27,764
                             --                --                --
Sylvia R. Wagner             --                --                --
                          3,702             7,404            11,106
                             --                --                --
                             --                --                --
J. Marc Warrington           --                --                --
                          1,540             3,080             4,620
                             --                --                --

                        ALL OTHER         ALL OTHER
                          STOCK            OPTION
                         AWARDS:           AWARDS:         EXERCISE            GRANT
                        NUMBER OF         NUMBER OF         OR BASE          DATE FAIR
                          SHARES         SECURITIES        PRICE OF          STOCK AND
                         OF STOCK        UNDERLYING         OPTION             OPTION
                         OR UNITS          OPTIONS          AWARDS             AWARDS
       NAME                (#)               (#)          ($/SH) (2)          ($) (2)
        (A)                (I)               (J)              (K)               (L)
-------------------  ----------------------------------------------------------------------
John S. Roberts           18,509              --             20.26            $374,992
                              --              --             20.39            $377,399
                              --              --                --                  --
Miles B. Yakre             3,572              --             20.26             $72,369
                              --              --             20.39             $72,833
                              --              --                --                  --
Stacia N. Almquist         1,006              --             20.26             $20,382
                              --              --             20.39             $20,512
                              --              --                --                  --
Michael J. Peninger       18,509              --             20.26            $374,992
                              --              --             20.39            $377,399
                              --              --                --                  --
Sylvia R. Wagner           7,404              --             20.26            $150,005
                              --              --             20.39            $150,968
                          40,000              --             20.26            $810,400
                              --              --                --                  --
J. Marc Warrington         3,080              --             20.26             $62,401
                              --              --             20.39             $62,801
                              --              --                --                  --

(1) The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2009 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

(2) The base price of 2009 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of Assurant, Inc. Common Stock on the grant date.

     The base price of 2009 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION --PERFORMANCE SHARE UNITS", of the Assurant 2009 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
TABLE

ANNUAL INCENTIVE AWARDS

Annual incentive awards for Messrs. Peninger and Roberts are paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan, a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. In 2009, the Parent Compensation Committee exercised negative discretion to reduce participants' awards by applying the performance goals described in the CD&A under the heading " -- ANNUAL INCENTIVE COMPENSATION" above. The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals.

Annual incentive payments for Messrs. Warrington and Yakre and Ms. Wagner and Ms. Almquist were paid pursuant to the annual incentive program applicable to the Parent or Assurant Employee Benefits, as applicable. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A -- ANNUAL INCENTIVE COMPENSATION."

108                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

LONG TERM EQUITY INCENTIVE AWARDS

The Parent's outstanding equity-based awards have been granted under two long-term incentive compensation plans, the ALTEIP and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. In 2009, 50% of each NEO's target long-term equity incentive award was provided in the form of RSUs, and 50% in the form of PSUs. The RSUs vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2009.

              OUTSTANDING EQUITY AWARDS TABLE FOR FISCAL YEAR 2009

                                      OPTION AWARDS (1)                STOCK AWARDS (1)
                                ------------------------------  ------------------------------

                                                                    EQUITY
                                                                  INCENTIVE
                                                                     PLAN
                                                                   AWARDS:
                                 NUMBER OF        NUMBER OF       NUMBER OF
                                 SECURITIES      SECURITIES       SECURITIES
                                 UNDERLYING      UNDERLYING       UNDERLYING
                                UNEXERCISED      UNEXERCISED     UNEXERCISED
                                  OPTIONS          OPTIONS         UNEARNED     OPTION EXERCISE
                                    (#)              (#)           OPTIONS          PRICE(2)      OPTION EXPIRATION
            NAME               EXERCISABLE(2)   UNEXERCISABLE        (#)              ($)              DATE(2)
             (A)                    (B)              (C)             (D)              (E)                (F)
--------------------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS                Converted
                               SARs(2)
                                        7,909                                         31.30            01/01/2014
                               All Other SARs
                                        8,397                                         35.64            06/30/2010
                                        9,595                                         49.25            04/01/2011
                                                    10,950 (4)                        53.48            03/08/2012
                                                    20,050 (5)                        60.65            03/13/2013
MILES B. YAKRE                 Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                       10,313                                         49.25            04/01/2011
                                                    11,000 (4)                        53.48            03/08/2012
                                                    8,850  (5)                        60.65            03/13/2013

                                                                                 EQUITY
                                                                               INCENTIVE
                                                               EQUITY             PLAN
                                                              INCENTIVE         AWARDS:
                                                                PLAN           MARKET OR
                                                 MARKET        AWARDS:           PAYOUT
                                  NUMBER OF     VALUE OF      NUMBER OF         VALUE OF
                                   SHARES       SHARES OR     UNEARNED          UNEARNED
                                  OR UNITS      UNITS OF       SHARES,          SHARES,
                                  OF STOCK        STOCK       UNITS OR          UNITS OR
                                    THAT          THAT          OTHER            OTHER
                                    HAVE          HAVE         RIGHTS            RIGHTS
                                     NOT           NOT        THAT HAVE        THAT HAVE
                                   VESTED       VESTED(3)    NOT VESTED      NOT VESTED(3)
            NAME                     (#)           ($)           (#)              ($)
             (A)                     (G)           (H)           (I)              (J)
-----------------------------  -------------------------------------------------------------
JOHN S. ROBERTS

                                      224  (6)     6,604
                                      742  (7)    21,874
                                    7,840  (8)   231,123
                                    1,000  (9)    29,480
                                    18,509 (10)  545,645
                                                                18,509 (11)      545,645
MILES B. YAKRE

                                      199  (6)     5,867
                                    1,336  (13)   39,385
                                      328  (7)     9,669
                                      125  (14)    3,685
                                    3,572  (10)  105,303
                                                                3,572  (11)      105,303

UNION SECURITY INSURANCE COMPANY                                         109

-------------------------------------------------------------------------------

                                                                    EQUITY
                                                                  INCENTIVE
                                                                     PLAN
                                                                   AWARDS:
                                 NUMBER OF        NUMBER OF       NUMBER OF
                                 SECURITIES      SECURITIES       SECURITIES
                                 UNDERLYING      UNDERLYING       UNDERLYING
                                UNEXERCISED      UNEXERCISED     UNEXERCISED
                                  OPTIONS          OPTIONS         UNEARNED     OPTION EXERCISE
                                    (#)              (#)           OPTIONS          PRICE(2)      OPTION EXPIRATION
            NAME               EXERCISABLE(2)   UNEXERCISABLE        (#)              ($)              DATE(2)
             (A)                    (B)              (C)             (D)              (E)                (F)
--------------------------------------------------------------------------------------------------------------------
STACIA N. ALMQUIST             Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                                    1,600  (4)                        53.48            03/08/2010
                                                    2,400  (5)                        60.65            03/13/2013
MICHAEL J. PENINGER            Converted
                               SARs(2)
                                       20,136                                         26.82            01/01/2010
                                       14,801                                         22.00            01/01/2010
                                       24,283                                         30.11            01/01/2011
                                       16,053                                         22.00            01/01/2011
                                       18,409                                         22.00            01/01/2012
                                       24,668                                         30.83            01/01/2012
                                       23,645                                         33.45            01/01/2013
                                       15,746                                         22.00            01/01/2013
                                       26,169                                         31.30            01/01/2014
                                       12,409                                         22.00            01/01/2014
                               All Other SARs
                                       32,893                                         35.64            06/30/2010
                                       35,924                                         49.25            04/01/2011
                                                    32,450 (4)                        53.48            03/08/2012
                                                    45,950 (5)                        60.65            03/13/2013
SYLVIA R. WAGNER               Converted
                               SARs(2)
                                        3,252                                         22.00            01/01/2010
                                        4,416                                         26.82            01/01/2010
                                        3,706                                         22.00            01/01/2011
                                        5,603                                         30.11            01/01/2011
                                        5,729                                         30.83            01/01/2012
                                        4,271                                         22.00            01/01/2012
                                        3,657                                         22.00            01/01/2013
                                        5,494                                         33.45            01/01/2013
                                        3,450                                         22.00            01/01/2014
                                        7,276                                         31.30            01/01/2014
                               All Other SARs
                                        7,717                                         35.64            06/30/2010
                                        9,667                                         49.25            04/01/2011
                                                    8,450  (4)                        53.48            03/08/2012
                                                    8,650  (5)                        60.65            03/13/2013
J. MARC WARRINGTON             Converted
                               SARs(2)
                                           --          --              --               --                   --
                               All Other SARs
                                        8,572                                         49.25            04/01/2011
                                                    8,750  (4)                        53.48            03/08/2012
                                                    9,050  (5)                        60.65            03/13/2013

                                                                                 EQUITY
                                                                               INCENTIVE
                                                               EQUITY             PLAN
                                                              INCENTIVE         AWARDS:
                                                                PLAN           MARKET OR
                                                 MARKET        AWARDS:           PAYOUT
                                  NUMBER OF     VALUE OF      NUMBER OF         VALUE OF
                                   SHARES       SHARES OR     UNEARNED          UNEARNED
                                  OR UNITS      UNITS OF       SHARES,          SHARES,
                                  OF STOCK        STOCK       UNITS OR          UNITS OR
                                    THAT          THAT          OTHER            OTHER
                                    HAVE          HAVE         RIGHTS            RIGHTS
                                     NOT           NOT        THAT HAVE        THAT HAVE
                                   VESTED       VESTED(3)    NOT VESTED      NOT VESTED(3)
            NAME                     (#)           ($)           (#)              ($)
             (A)                     (G)           (H)           (I)              (J)
-----------------------------  -------------------------------------------------------------
STACIA N. ALMQUIST

                                       87  (7)     2,565
                                    1,006  (10)   29,657
                                                                1,006  (11)      29,657
MICHAEL J. PENINGER

                                      661  (6)    19,486
                                    1,719  (7)    50,676
                                    7,840  (8)   231,123
                                    18,509 (10)  545,645
                                                                18,509 (11)      545,645
SYLVIA R. WAGNER

                                      174  (6)     5,130
                                      316  (7)     9,316
                                    40,000 (12) 1,179,200
                                    7,404  (10)  218,270
                                                                7,404  (11)      218,270
J. MARC WARRINGTON

                                      178  (6)     5,247
                                      331  (7)     9,758
                                    3,080  (10)   90,798
                                                                3,080  (11)      90,798

(1) These columns represent awards under the ALTEIP, ALTIP, Business Value Rights Plan (the "BVR Plan") and their predecessor plans. Awards are either SARs, restricted stock, RSUs or PSUs.

     The BVR Plan is a subplan of the Assurant, Inc. 2004 Long-Term Incentive Plan, under which SARs may be granted to eligible employees. SARs granted under the BVR Plan vest and are automatically exercised (and will thereupon expire) on the earliest of (i) the third anniversary of the grant date,
     (ii) the date of grantee's retirement, disability, or death, or (iii) the date of a Change of Control (as defined in the 2004 Long-Term Incentive Plan"). While certain awards remain outstanding under the BVR Plan, no grants are being made any longer under the BVR Plan.

110                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

(2) Until June 29, 2005, the Parent maintained the Assurant Appreciation Incentive Rights Plan ("AAIR Plan"), which provided for the issuance of Assurant, Inc. and operating segment cash settled appreciation rights ("AAIR Plan rights"). In 2005, the Parent decided to no longer issue operating segment rights or cash settled appreciation rights. The ALTIP was adopted to provide for the payment of appreciation to participants in the form of Assurant, Inc. Common Stock. As a result of the adoption of the ALTIP, the AAIR Plan rights were converted into SARs on June 30, 2005. The intrinsic value of the converted SARs did not change from that of the AAIR Plan rights. "Converted SARs" refers to the AAIR Plan rights (granted over several years prior to our initial public offering) that were converted to SARs on June 30, 2005. In delivering equivalent intrinsic value to the converted SARs, differing base prices may have resulted. Therefore, certain converted SARs with the same expiration date may have differing base prices in the table above.

(3) The value was determined using the December 31, 2009 closing price of Assurant, Inc. Common Stock of $29.48.

(4)  This award vested on March 8, 2010.

(5)  This award vests on March 13, 2011.

(6) This restricted stock award was granted on March 8, 2007 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(7) This restricted stock award was granted on March 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(8) This restricted stock award was granted on November 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(9) This restricted stock award was granted on January 8, 2008 with 1,000 shares to vest on the first anniversary of the grant date and 500 shares to vest on each of the second and third anniversaries of the grant date.

(10) This restricted stock unit award was granted on March 12, 2009 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(11) This PSU award was granted on March 12, 2009 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are based on the Parent's achievement of target performance during 2009 with respect to the performance metrics as compared against the performance of the other companies in the A.M. Best U.S. Insurance Index. Please see the section entitled "CD&A -- LONG-TERM EQUITY INCENTIVE COMPENSATION -- PSUS -- MEASURING RELATIVE PERFORMANCE" above for further details.

(12) This restricted stock unit award was granted on March 12, 2009 and vests in five equal annual installments on each of the first five anniversaries of the grant date.

(13) This restricted stock award was granted on July 2, 2007 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

(14) This restricted stock unit award was granted on April 1, 2008 and vested in two equal annual installments on each of the first two anniversaries of the grant date.

OPTION EXERCISES AND STOCK VESTED IN LAST FISCAL YEAR

The following table provides information regarding all of the SARs that were exercised by the NEOs during 2009, and all of the shares of restricted stock held by the NEOs that vested during 2009 on an aggregated basis.

          OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2009

                                                     OPTION AWARDS                        STOCK AWARDS
                                            NUMBER OF                            NUMBER OF
                                              SHARES               VALUE           SHARES               VALUE
                                           ACQUIRED ON          REALIZED ON     ACQUIRED ON          REALIZED ON
                  NAME                     EXERCISE(#)          EXERCISE($)      VESTING(#)         VESTING($) (1)
                  (A)                          (B)                  (C)             (D)                  (E)
------------------------------------------------------------------------------------------------------------------
John S. Roberts                                       --                   --           1,000               30,810
                                                                                          221                3,799
                                                                                          370                7,570
                                                                                          209                4,707
                                                                                        3,914              121,921
Miles B. Yakre                                        --                   --             209                4,707
                                                                                          198                3,404
                                                                                        1,332               30,982
                                                                                          163                3,335
                                                                                          125                2,815
Stacia N. Almquist                                    --                   --              43                  880
Michael J. Peninger                                   --                   --             658               11,311
                                                                                          857               17,534
                                                                                          655               14,751
                                                                                        3,914              121,921
Sylvia R. Wagner                                      --                   --             171                2,939
                                                                                          157                3,212
                                                                                          181                4,076
J. Marc Warrington                                    --                   --             188                4,234
                                                                                          177                3,043
                                                                                          164                3,355

(1) The value realized on vesting was determined using the closing price of Assurant, Inc. Common Stock on the vesting date (or prior trading day if the vesting date fell on a weekend or holiday).

UNION SECURITY INSURANCE COMPANY                                         111

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PENSION BENEFITS

The Parent maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans, the Assurant Supplement Retirement Plan (the "Assurant SERP") and the Assurant Executive Pension Plan. In addition, the Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

The table below describes each plan that provides for pension payments to the NEOs.

                  PENSION BENEFITS TABLE FOR FISCAL YEAR 2009

                                                                          NUMBER OF          PRESENT VALUE OF        PAYMENTS
                                                                      YEARS OF CREDITED         ACCUMULATED         DURING LAST
                  NAME                            PLAN NAME             SERVICE (1)(#)          BENEFIT($)        FISCAL YEAR($)
                  (A)                                (B)                     (C)                    (D)                 (E)
---------------------------------------------------------------------------------------------------------------------------------
John Roberts                                           Pension Plan                     1                  6,900                0
                                             Executive Pension Plan                     1                 15,284                0
                                                               SERP                   2.5                219,921                0
Miles Yakre                                            Pension Plan                  17.1                163,850                0
                                             Executive Pension Plan                  17.1                133,068                0
                                                               SERP                    --                     --                0
Stacia Almquist                                        Pension Plan                     9                 43,939                0
                                             Executive Pension Plan                    --                     --                0
                                                               SERP                    --                     --                0
Michael J Peninger                                     Pension Plan                    23                388,498                0
                                             Executive Pension Plan                    23                281,892                0
Sylvia Wagner                                                  SERP                    20              3,677,161                0
                                                       Pension Plan                  35.7                858,168                0
                                             Executive Pension Plan                  35.7                596,880                0
                                                               SERP                    --                     --                0
J Marc Warrington                                      Pension Plan                    12                 94,920                0
                                             Executive Pension Plan                    12                 89,721                0
                                                               SERP                    --                     --                0

(1) None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

NARRATIVE TO THE PENSION BENEFITS TABLE

The following is a description of the plans and information reported in the Pension Benefits Table.

THE ASSURANT PENSION PLAN

Eligible employees may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC")
Section 401(a)(17) (which was $245,000 for 2009). Each active plan participant on December 31, 2000 was given the choice of continuing to have his or her benefits calculated under the applicable prior plan formula or to have his or her benefits determined under the current pension formula. Benefits for employees joining (or rejoining) the plan after December 31, 2000 are determined under the current pension formula. Mr. Peninger and Ms. Wagner are covered under the prior plan formula. Messrs. Roberts, Warrington and Yakre and Ms. Almquist are covered under the current plan formula.

Under the current plan formula, the lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings, but is not less than the present value of accrued benefits under the prior plan formula. Final average earnings (for both the current and prior plan formula) is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

YEARS OF SERVICE                                                      CREDIT
--------------------------------------------------------------------------------
Years 1 through 10                                                        3%
Years 11 through 20                                                       6%
Years 21 through 30                                                       9%
Years over 30                                                            12%

112                                         UNION SECURITY INSURANCE COMPANY

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Under the current plan formula, the present value of accumulated benefits at
December 31, 2009 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2009, but is not less than the present value of accrued benefits under the prior plan formula.

The prior plan formula is calculated by taking (a) 0.9% multiplied by final average earnings up to Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (b) 1.3% multiplied by final average earnings in excess of Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (c) 1.3% multiplied by final average earnings multiplied by years of credited service in excess of 35. Under the prior plan formula, the present value of accumulated benefits at December 31, 2009 is determined based on the accrued plan benefit at that date and assumes the following: (1) the executives will retire from Assurant at age 65, (2) 30% of male executives and 60% of female executives will receive their payments in the form of a life annuity and 70% of male executives and 40% of female executives will receive their payments in the form of a 50% joint & survivor annuity, and (3) the present value of annuity benefits is based on an interest rate assumption of 5.94% and the RP 2000 generational mortality table (which is the mortality table assumption from the plan's most recent financial statement disclosure).

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. A participant covered under the prior plan formula generally can commence his or her benefit at age 55, provided that he or she has accrued ten years of credited service, or elect to commence benefits at age 65. Participants covered under the current plan formula may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits under the current plan formula after three years of vesting service. If the participant elected to participate in the prior plan formula, the benefits will become vested after five years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

THE ASSURANT EXECUTIVE PENSION PLAN

Eligible employees may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $245,000 for 2009). For participants who are covered under the prior plan formula, eligible compensation was capped for 2009 at $385,000 and this cap is adjusted annually for inflation. Eligible compensation for participants covered under the current plan formula is not capped. With respect to the plan formula to determine benefits, the elections made under the Assurant Pension Plan on December 31, 2000 also apply to the Assurant Executive Pension Plan. Mr. Peninger and Ms. Wagner are covered under the prior plan formula. Messrs. Roberts, Warrington and Yakre are covered under the current plan formula.

A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered under each of these formulas begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service if the participant has elected to participate in the current plan formula, and after five years of service if the participant has elected to participate in the prior plan formula. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above, except that benefits calculated under the prior plan formula are paid as a lump sum rather than an annuity. For current plan formula participants, the present value of accumulated benefits at December 31, 2009 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2009 offset by the Assurant Pension Plan benefits. For prior plan benefits, the present value of accumulated benefits at December 31, 2009 is based on the benefit produced under the prior plan formula converted to a lump sum payment (1) at the plan's normal retirement age of 65.

------------

(1) The lump sum conversion basis at retirement consists of the greater of an interest rate of 4.25% and the 1994 Group Annuity Mortality Table and a blend of segmented high-quality corporate bond rates and 30 year treasury rates using the mortality required by IRC Section 417(e), as updated by the Pension Protection Act of 2006 (the "PPA"). Accordingly, the lump sum values shown are based on an interest rate of 4.25%. The present value of the lump sum payment is determined using a pre-retirement interest rate of 5.73%.

UNION SECURITY INSURANCE COMPANY                                         113

-------------------------------------------------------------------------------

THE ASSURANT SERP

To participate in the Assurant SERP, an executive is nominated by the Parent and approved by the Parent Compensation Committee. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60 or 62, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.

For benefits earned and vested as of December 31, 2004, the participant may commence his or her vested SERP benefit at any time following termination and the default form of payment under the Assurant SERP is a single lump sum payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity (but a participant may elect a different form of benefit). For benefits earned or vested after December 31, 2004, the only form of payment available under the Assurant SERP is a single lump payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity.

Mr. Peninger is 100% vested in his SERP. Mr. Roberts is 0% vested in his SERP benefit. Neither of them has attained normal retirement age as of December 31, 2009; therefore, if either had terminated employment on or prior to that date, their SERP benefit would have been actuarially reduced to his respective age.

The present value of the accumulated benefits at December 31, 2009 was determined based on the December 31, 2009 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2009. The present value of the accumulated benefits at December 31, 2009 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and (3) the present value of single lump sum benefits is determined using an interest rate of 5.73% to the retirement date and a lump sum conversion factor (2) at retirement.

NUMBER OF YEARS OF CREDITED SERVICE

The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.

NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS

The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax-qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a nonqualified defined contribution plan. Ms. Almquist does not participate in the ADC Plan and is not eligible to participate in the Executive 401(k) Plan.

------------

(2) The lump sum values shown for Mr. Roberts is based on December monthly bond segment rates of 2.35% for years 0-5, 5.65% for year 5-20 and 6.45% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

114                                         UNION SECURITY INSURANCE COMPANY

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            NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED
             DEFERRED COMPENSATION PLANS TABLE FOR FISCAL YEAR 2009

                                         EXECUTIVE              REGISTRANT            AGGREGATE           AGGREGATE      AGGREGATE
                                      CONTRIBUTIONS IN       CONTRIBUTIONS IN        EARNINGS IN        WITHDRAWALS/    BALANCE AT
                                          LAST FY            LAST FY (1),(2)         LAST FY (1)        DISTRIBUTIONS  LAST FYE (1)
      NAME                                  ($)                    ($)                   ($)                 ($)            ($)
      (A)                PLAN               (B)                    (C)                   (D)                 (E)            (F)
------------------------------------------------------------------------------------------------------------------------------------
John Roberts      ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            60,566              33,024                   0        179,510
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 60,566              33,024                   0        179,510
Miles Yakre       ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            12,009              21,528                   0        105,138
                               TOTAL                 0                 12,009              21,528                   0        105,138
Michae Peninger   ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)         83,714           1,035,288              0
                  Executive 401(k)                   0  (4)            85,050               1,908                   0        480,010
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 85,050              85,622           1,035,288        480,010
Sylvia Wagner     ADC Plan                           0                      0  (3)              0                   0              0
                  AIP                                0  (4)                 0  (4)         97,134  (5)              0        554,712
                  Executive 401(k)                   0  (4)            20,080              30,794                   0        162,737
                               TOTAL                 0                 20,080             127,928                   0        717,449
J. Marc           ADC Plan                                                  0  (3)              0                   0              0
Warrington
                  AIP                                0  (4)                 0  (4)              0                   0              0
                  Executive 401(k)                   0  (4)            15,558              26,825                   0        113,673
                                      ----------------  ---  ----------------       -------------       -------------  -------------
                               TOTAL                 0                 15,558              26,825                   0        113,673
                                      ----------------       ----------------       -------------       -------------  -------------

(1) The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $60,566 of Company contributions to the Executive 401(k) Plan; for Mr. Yakre, $12,009 of Company contributions to the Executive 401(k) Plan; for Mr. Peninger, $85,050 of Company contributions to the Executive 401(k) Plan; for Ms. Wagner, $20,080 of Company contributions to the Executive 401(k) Plan; and for Mr. Warrington, $15,558 of Company contributions to the Executive 401(k) Plan.
      The NEOs' Aggregate Earnings in the last fiscal year reported in column
      (d) with respect to the ADC Plan, and AIP, as applicable, represent the capital gains or losses on investments in publicly available mutual funds, interest and dividends held in the plans during 2009. The Parent does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent capital gains or losses, interest and dividends on the aggregate balance during 2009. Similarly, the Parent does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.
      For the AIP, no contributions could have been made during the fiscal year 2009 since it has been frozen since December 2004.
(2) The Executive 401(k) Plan amounts reported in this column reflect the Parent contribution to the Executive 401(k) Plan (7% of eligible compensation in excess of the limit under IRC Section 401(a)(17)) that was made in February 2010.
(3)   The Parent does not currently make any contributions to the ADC Plan.
(4) Since the AIP has been frozen since December 2004, no contributions could have been made during fiscal year 2009. The Executive 401(k) Plan does not provide for participant contributions.
(5) The earnings in the ADC Plan and AIP are based on a comparison of balances from March 31, 2009 through December 31, 2009 due to unavailability of data as of December 31, 2009.

NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE

The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

THE ADC PLAN

Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earning or losses are notionally credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC
Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.

UNION SECURITY INSURANCE COMPANY                                         115

-------------------------------------------------------------------------------

THE AIP

Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.

THE EXECUTIVE 401(K) PLAN

Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 7% of eligible compensation in excess of the IRC limit (which was $245,000 for 2009). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 4 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2009. The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. Participants are currently 100% vested in their Executive 401(k) Plan benefit.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2009.

         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

                                         PAYOUT IF                     PAYOUT IF
                                         TERMINATES                   TERMINATES                PAYOUT IF
                                        VOLUNTARILY                   VOLUNTARILY              TERMINATED
                                          12/31/09                     12/31/09               INVOLUNTARILY
            NAME                  (NOT RETIREMENT) (1)(A)         (RETIREMENT) (1)(B)        12/31/09 (2)(C)
---------------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $303,113
Executive Pension Plan (5)                      $15,284                          --                $15,284
SERP (6)                                             --                          --                     --
Executive 401(k) Plan (8)                      $179,510                          --               $179,510
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $194,794                          --               $497,907
                                     ------------------             ---------------            -----------
MILES B. YAKRE
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --                $58,488
Executive Pension Plan (5)                     $133,068                          --               $133,068
SERP                                                 --                          --                     --
Executive 401(k) Plan (8)                      $105,138                          --               $105,138
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     --
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $238,206                          --               $296,694
                                     ------------------             ---------------            -----------
MICHAEL J. PENINGER
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $303,113
Executive Pension Plan (5)                     $320,563                          --               $320,563
SERP (6)                                     $3,436,900                          --             $3,436,900
Executive 401(k) Plan (8)                      $480,010                          --               $480,010
Welfare Benefit Lump Sum (9)                         --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                        TOTAL                $4,237,473                          --             $4,540,586
                                     ------------------             ---------------            -----------

                                       PAYOUT IF
                                      TERMINATED                PAYOUT IF              PAYOUT IF
                                    UPON CHANGE OF             TERMINATED             TERMINATED
                                        CONTROL                UPON DEATH           UPON DISABILITY
            NAME                    12/31/09 (3)(D)            12/31/09(E)            12/31/09(F)
-----------------------------  -----------------------------------------------------------------------
JOHN S. ROBERTS
Base Salary                                    --                       --                     --
STIP Award                               $200,000                       $0                     $0
Long-Term Equity Awards (4)              $303,113                 $346,950               $346,950
Executive Pension Plan (5)                $15,284                  $15,284                $15,284
SERP (6)                                 $982,417     (7)         $269,664               $269,664
Executive 401(k) Plan (8)                $179,510                 $179,510               $179,510
Welfare Benefit Lump Sum (9)              $15,377                       --                     --
Severance (12)                         $2,700,000                       --                     --
Outplacement                              $30,000    (10)               --                     --
Gross Up on Excise Tax                 $1,895,146    (11)               --                     --
                                    -------------  -----       -----------            -----------
                        TOTAL          $6,320,847                 $811,408               $811,408
                                    -------------              -----------            -----------
MILES B. YAKRE
Base Salary                                    --                                              --
STIP Award                                $65,138                       $0                     $0
Long-Term Equity Awards (4)               $58,488                  $89,914                $89,914
Executive Pension Plan (5)               $133,068                 $133,068               $133,068
SERP                                           --                       --                     --
Executive 401(k) Plan (8)                $105,138                 $105,138               $105,138
Welfare Benefit Lump Sum (9)              $20,391                       --                     --
Severance (12)                           $839,550                       --                     --
Outplacement                              $13,500    (10)               --                     --
Gross Up on Excise Tax                         --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL          $1,235,273                 $328,120               $328,120
                                    -------------              -----------            -----------
MICHAEL J. PENINGER
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)                    --                 $359,862               $359,862
Executive Pension Plan (5)                     --                 $296,200               $320,563
SERP (6)                                       --               $3,675,831             $3,436,900
Executive 401(k) Plan (8)                      --                 $480,010               $480,010
Welfare Benefit Lump Sum (9)                   --                       --                     --
Severance (12)                                 --                       --                     --
Outplacement                                   --                       --                     --
Gross Up on Excise Tax                         --                       --                     --
                        TOTAL                  --               $4,811,903             $4,597,335
                                    -------------              -----------            -----------

116                                         UNION SECURITY INSURANCE COMPANY

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
                                         PAYOUT IF                     PAYOUT IF
                                         TERMINATES                   TERMINATES                PAYOUT IF
                                        VOLUNTARILY                   VOLUNTARILY              TERMINATED
                                          12/31/09                     12/31/09               INVOLUNTARILY
            NAME                  (NOT RETIREMENT) (1)(A)         (RETIREMENT) (1)(B)        12/31/09 (2)(C)
---------------------------------------------------------------------------------------------------------------
SYLVIA R. WAGNER
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --               $317,824
Executive Pension Plan (5)                           --                    $631,367               $631,367
SERP                                                 --                          --                     --
Executive 401(k) Plan (8)                            --                    $162,737               $162,737
Welfare Benefit Lump Sum                             --                          --                     --
Severance (12)                                       --                          --                     $0
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                        --                    $794,104             $1,111,928
                                     ------------------             ---------------            -----------
J. MARC WARRINGTON
Base Salary                                          --                          --                     --
STIP Award                                           --                          --                     --
Long-Term Equity Awards (4)                          --                          --                     --
Executive Pension Plan (5)                           --                          --                $50,470
SERP                                            $89,721                          --                $89,721
Executive 401(k) Plan (8)                            --                          --                     --
Welfare Benefit Lump Sum (9)                   $113,673                          --               $113,673
Severance (12)                                       --                          --                     --
Outplacement                                         --                          --                     --
Gross Up on Excise Tax                               --                          --                     --
                                                     --                          --                     --
                                     ------------------             ---------------            -----------
                        TOTAL                  $203,394                          --               $253,864
                                     ------------------             ---------------            -----------

                                       PAYOUT IF
                                      TERMINATED                PAYOUT IF              PAYOUT IF
                                    UPON CHANGE OF             TERMINATED             TERMINATED
                                        CONTROL                UPON DEATH           UPON DISABILITY
            NAME                    12/31/09 (3)(D)            12/31/09(E)            12/31/09(F)
-----------------------------  -----------------------------------------------------------------------
SYLVIA R. WAGNER
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)                    --                 $325,990               $325,990
Executive Pension Plan (5)                     --                 $586,414               $631,367
SERP                                           --                       --                     --
Executive 401(k) Plan (8)                      --                 $162,737               $162,737
Welfare Benefit Lump Sum                       --                       --                     --
Severance (12)                                 --                       --                     --
Outplacement                                   --                       --                     --
Gross Up on Excise Tax                         --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL                  --               $1,075,141             $1,120,094
                                    -------------              -----------            -----------
J. MARC WARRINGTON
Base Salary                                    --                       --                     --
STIP Award                                     --                       --                     --
Long-Term Equity Awards (4)               $70,200                       --                     --
Executive Pension Plan (5)                $50,470                  $58,931                $58,931
SERP                                      $89,721                  $89,721                $89,721
Executive 401(k) Plan (8)                      --                       --                     --
Welfare Benefit Lump Sum (9)             $113,673                 $113,673               $113,673
Severance (12)                            $23,924                       --                     --
Outplacement                             $904,800                       --                     --
Gross Up on Excise Tax                    $13,500    (10)               --                     --
                                               --                       --                     --
                                    -------------              -----------            -----------
                        TOTAL          $1,266,288                 $262,325               $262,325
                                    -------------              -----------            -----------

(1) As of December 31, 2009, Ms. Wagner met the requirements to be considered "retired" by the Company (age 55 with 10 years of service). Therefore, if Ms. Wagner were to terminate voluntarily, it would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" is not applicable to Ms. Wagner. Since none of the other NEOs qualify for retirement, the column entitled "Payout if Terminated Voluntarily (Retirement)" is not applicable to them.

(2) The values in this column reflect involuntary termination not for cause. In the event of involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting from the ALTEIP grants.

(3) A sale of USIC would only trigger payments for Messrs. Roberts, Yakre and Warrington under the definition of change of control under their respective Change of Control Employment Agreements.

(4) These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2009 based on the closing stock price of $29.48. These amounts also reflect pro-rata vesting in the event of death or disability. Pro-rata vesting in the event of retirement only applies to awards granted prior to 2007. In the event of change of control of USIC, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.

(5) Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

(6)  SERP payments are all shown as the present value of the retirement benefit.

(7) Upon a change of control (under the Assurant SERP), participants are granted 3 additional years of benefit service (capped at 20 years) and are considered 3 years older. The amounts in this column represent the present value of the Assurant SERP benefit under these conditions.

(8) This amount includes the Parent contribution to the Executive 401(k) Plan which was made in February 2010 since that amount would have been payable to an NEO if he or she terminated on December 31, 2009.

(9) This represents a one-time lump sum payment by the Parent that equals the value of Parent paid premiums for the medical, dental, life insurance and disability plans as of December 31, 2009 for 18 months based on the individual's benefit election (in accordance with IRC Section 409A).

(10) This represents the Parent's best estimate of the costs of outplacement services for an NEO.

(11) The gross-up on excise tax has been eliminated as of February 1, 2010 for Messrs. Roberts and Peninger and Ms. Wagner.

(12) Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination. Additionally, under an annual incentive program policy, in the event of involuntary termination not for cause or due to death during the fourth quarter, a participant in the annual incentive program will receive an annual incentive payment based on the full-year results of the year in which the termination takes place.

NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "NARRATIVE TO THE PENSION BENEFITS TABLE" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE" above.

Ms. Almquist (who is not listed in the table) would have only received payments in the event of involuntary termination not for cause or due to death or disability on December 31, 2009. In the case of involuntary termination not for cause, Ms. Almquist would have received $16,450, and in the case termination due to death or disability, Ms. Almquist would have received $17,511. Additionally, under an annual incentive program policy, participants in the short term incentive program

UNION SECURITY INSURANCE COMPANY                                         117

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would have also received an annual short term incentive award on March 15, 2010 based on full-year 2009 results in the case of involuntarily termination not for cause or due to death. For more information on Ms. Almquist's annual incentive award, including the amount, please see the CD&A.

TREATMENT OF ANNUAL INCENTIVE AWARDS

Under the ESTIP (which applied to Messrs. Peninger and Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent Company's net income as defined under the ESTIP), based on the amount of the Parent Company's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent Company, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.

ACCELERATED AND PRO-RATED VESTING OF EQUITY AWARDS


Upon a termination due to death or disability, SARs, restricted stock, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Pro-rata vesting upon retirement is discretionary for restricted stock and SAR awards. RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. Unvested SARs and restricted stock are forfeited in the event of a voluntary or involuntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.


THE SERP

Mr. Peninger is 100% vested in his SERP benefit and Mr. Roberts is 0% vested in SERP benefit. Mr. Peninger has 20 years of credited service and therefore will only continue to accrue benefits under the SERP due to increases in eligible compensation (as defined in the SERP). Neither Mr. Roberts nor Mr. Peninger had attained normal retirement age under the SERP as of December 31, 2009; therefore, if they terminated employment, their SERP benefit would have been actuarially reduced to their respective ages.


If there is a change of control with respect to the Parent or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.


As of December 31, 2009, for grandfathered benefits (the benefit portion of the SERP that was earned and vested as of December 31, 2004), in the event of termination, Mr. Peninger had elected to take his SERP benefit in the form of a 100% joint and survivor annuity as soon as practicable following termination and in accordance with IRC Section 409A. In the event of death, Mr. Peninger has elected single lump sum payments. Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Messrs. Peninger and Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.

118                                         UNION SECURITY INSURANCE COMPANY

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THE EXECUTIVE 401(K) PLAN

The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

CHANGE OF CONTROL AGREEMENTS

Assurant, Inc. is a party to a COC Agreement with Messrs. Peninger, Roberts, Warrington and Yakre and Ms. Wagner. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to two (in the case of Messrs. Warrington and Yakre) or three (in the case of Messrs. Peninger and Roberts and Ms. Wagner) times the sum of the executive's annual base salary plus target short term incentive program or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.

The following provision was effective in 2009, but was eliminated for Messrs. Peninger and Roberts and Ms. Wagner, who served as members of the Management Committee in February 2010, as described above in the section entitled "CD&A -- BENEFITS AND PERQUISITES". In the event that an executive were subject to an excise tax under IRC Section 4999, the executive would have been entitled to receive an additional payment such that the executive is placed in the same after-tax position as if no excise tax had been imposed. However, if the executive's change of control payments exceeded the maximum amount that the executive could have received without being subject to the tax by five percent or less, then the executive would not have received the gross-up payment and instead the executive's change of control payments would have been reduced to the maximum amount that the executive could have received without being subject to the tax.

TERMINATION IN ANTICIPATION OF A CHANGE OF CONTROL. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.

FUNDING OF SEVERANCE PAYMENT OBLIGATIONS. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.

DEFINITION OF "CHANGE OF CONTROL". For purposes of the agreements, change of control is defined to mean:

- a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;

- an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);

- consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;

-   stockholder approval of a complete liquidation or dissolution of Assurant;
    or

- for the NEOs who are officers of an operating division of Assurant only (Messrs. Roberts, Warrington and Yakre), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.

  A sale or other disposition of the Company (followed by termination of employment within two years) would trigger the COC agreements of Messrs. Roberts, Warrington and Yakre.

NON-COMPETITION AND NON-SOLICITATION. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning

UNION SECURITY INSURANCE COMPANY                                         119

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on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.

AMOUNTS PREVIOUSLY EARNED AND PAYABLE REGARDLESS OF TERMINATION OR CHANGE OF CONTROL

The amounts reflected in the Potential Payments Upon Termination or Change of Control Table show payments that the NEOs could only receive in the event of termination or change of control. The amounts reflected below were earned in previous years and were already available to the NEOs through withdrawal or exercise regardless of termination or change of control. These amounts include vested and unexercised SARs and deferred compensation balances held in the AIP and/or ADC Plan. The vested and unexercised SARs amounts below assume a vesting date of December 31, 2009, an exercise date of December 31, 2009 and a base price of $29.48.

The following amounts would have been available on December 31, 2009 for withdrawal or exercise by the NEOs regardless of termination or change of control: for Mr. Peninger, $632,646 in vested and unexercised SARs and for Ms. Wagner $554,712 from the AIP and $148,906 in vested and unexercised SARs.

COMPENSATION OF DIRECTORS

The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee of the Assurant, Inc. Board of Directors, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.

No member of the Assurant Compensation Committee is now, or was during 2009 or any time prior thereto, an officer or employee of Assurant, Inc. or any of its subsidiaries.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company.

No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS

Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc. as of December 31, 2009 by Union Security Insurance Company's Chief Executive Officer, Chief Financial Officer and three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2009, Assurant, Inc. had 116,797,887 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

120                                         UNION SECURITY INSURANCE COMPANY

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
                                        SHARES OF COMMON
                                           STOCK OWNED            PERCENTAGE
NAME OF BENEFICIAL OWNER                BENEFICIALLY (1)           OF CLASS
--------------------------------------------------------------------------------
John S. Roberts                                15,982                   *
Michael J. Peninger                            64,459                   *
Stacia N. Almquist                                255                   *
Sylvia R. Wagner                               12,924                   *
J. Marc Warrington                              2,073                   *
Miles B. Yakre                                  4,455                   *
Christopher J. Pagano                          17,262                   *
S. Craig Lemasters                             33,503                   *
All directors and executive                   185,995                   *
 officers as a group (18 persons)

*   Less than one percent of class.

(1) (a) Includes: for Mr. Pagano, 1,736 and for all directors and executive officers as a group, 1,985 shares of Common Stock held through the Assurant 401(k) Plan, as of December 31, 2009.

(b) Includes: for Mr. Roberts, 9,806 shares of restricted stock; for Mr. Peninger, 10,220 shares of restricted stock; for Ms. Almquist, 87 shares of restricted stock; for Ms. Wagner, 490 shares of restricted stock; for Mr. Warrington, 509 shares of restricted stock; for Mr. Yakre, 1,988 shares of restricted stock; for Mr. Pagano, 1,490 shares of restricted stock; for Mr. Lemasters, 2,461 shares of restricted stock; and for all executive officers and directors as a group, 30,315 shares of restricted stock awarded under the Assurant, Inc. 2004 Long-Term Incentive Plan.

(c) Includes vested and unexercised stock appreciation rights ("SARs") that could have been exercised on or within 60 days of December 31, 2009 in exchange for the following gross amounts of Common Stock as of December 31, 2009: for Mr. Peninger, 21,463 shares; for Ms. Wagner, 5,054 shares; and for Mr. Lemasters, 14,581 shares. Vested and unexercised SARs that could have been exercised on or within 60 days of December 31, 2009 in exchange for gross amounts of Common Stock, for all directors and executive officers as a group, totaled 43,267shares.

(N) TRANSACTIONS WITH RELATED PERSONS

The Company is an indirect wholly-owned subsidiary of the Parent and therefore receives various ordinary course services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid by the Company to the Parent for these services during 2009 were $33,398,000. Net expenses paid to affiliates were $12,986,000. Information technology expenses were $20,309,000. Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

The Company assumes group disability business from its affiliate, Union Security Life Insurance Company of New York ("USLICONY") which is a wholly-owned subsidiary of the Parent. The Company assumed $4,777,000 of premiums and $30,149,000 of reserves from USLICONY during 2009. This relationship between the Company and its affiliate USICONY was discontinued effective January 1, 2010, for new incurrals.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

POLICY:

- Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable than terms generally available to an unrelated third-party under similar circumstances.

UNION SECURITY INSURANCE COMPANY                                         121

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-   If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

PROCEDURES:

- Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.

- If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.

- The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.

- No director will participate in any discussion or approval of a transaction in which he or she is a related person.

DIRECTOR INDEPENDENCE

We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

122                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                              AT DECEMBER 31, 2009
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                   OTHER-THAN-INVESTMENTS IN RELATED PARTIES


                                                                     COST OR                                     AMOUNT AT
                                                                    AMORTIZED             FAIR                WHICH SHOWN IN
                                                                      COST                VALUE                BALANCE SHEET
                                                                                          (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government agencies and
  authorities                                                            $2,888              $3,012                   $3,012
 States, municipalities and political subdivisions                       58,962              58,394                   58,394
 Foreign governments                                                     34,969              35,128                   35,128
 Asset-backed                                                             3,782               3,780                    3,780
 Commercial mortgage-backed                                              20,369              20,322                   20,322
 Residential mortgage-backed                                            122,036             127,529                  127,529
 Corporate                                                            2,250,259           2,307,698                2,307,698
                                                                  -------------       -------------            -------------
                                 TOTAL FIXED MATURITY SECURITIES      2,493,265           2,555,863                2,555,863
                                                                  -------------       -------------            -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                                        160,510             157,993                  157,993
 Commercial mortgage loans on real estate, at amortized cost            772,912             782,922                  772,912
 Policy loans                                                            13,981              13,981                   13,981
 Short-term investments                                                  70,367              70,367                   70,367
 Collateral held under securities lending                               108,186             106,896                  106,896
 Other investments                                                       88,736              88,736                   88,736
                                                                  -------------       -------------            -------------
                                               TOTAL INVESTMENTS     $3,707,957          $3,776,758               $3,766,748
                                                                  -------------       -------------            -------------

UNION SECURITY INSURANCE COMPANY                                         123

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                        UNION SECURITY INSURANCE COMPANY
               FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 & 2007
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

                                     FUTURE
                DEFERRED             POLICY                                CLAIMS AND
               ACQUISITION        BENEFITS AND          UNEARNED            BENEFITS         PREMIUM
                  COSTS             EXPENSES            PREMIUMS             PAYABLE        REVENUES
-----------------------------------------------------------------------------------------------------
2009             $37,908            $2,675,069           $37,692            $1,751,501      $1,092,512
                 -------            ---------            -------            ---------       ---------
2008             $43,020            $2,687,488           $35,962            $1,778,563      $1,173,790
                 -------            ---------            -------            ---------       ---------
2007             $50,575            $2,675,363           $40,147            $1,840,353      $1,259,930
                 -------            ---------            -------            ---------       ---------

                                     BENEFITS         AMORTIZATION
                                  CLAIMS, LOSSES       OF DEFERRED
                   NET                 AND               POLICY              OTHER*
                INVESTMENT          SETTLEMENT         ACQUISITION         OPERATING
                  INCOME             EXPENSES             COSTS             EXPENSES
----------  -----------------------------------------------------------------------------
2009             $216,725            $849,531            $43,720            $418,264
                 --------            --------            -------            --------
2008             $238,451            $889,498            $43,235            $357,217
                 --------            --------            -------            --------
2007             $286,235            $934,609            $39,724            $386,957
                 --------            --------            -------            --------

*   Includes goodwill impairment and other expenses

124                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $74,478,037         $14,220,902              $8,661,374
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    314,216             112,043                  11,258
 Accident and health insurance                     843,340              89,845                 125,586
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,157,556            $201,888                $136,844
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $457,403            $290,203                 $31,302
 Accident and health insurance                     678,945             139,858                 111,942
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,136,348            $430,061                $143,244
                                             -------------       -------------            ------------

                                                                    PERCENTAGE OF
                                                  NET                  AMOUNT
                                                AMOUNT             ASSUMED TO NET
                                                       (IN THOUSANDS)
--------------------------------------  --------------------------------------------
LIFE INSURANCE IN FORCE                         68,918,509               12.6%
                                             -------------
PREMIUMS:
 Life insurance                                    213,431                5.3%
 Accident and health insurance                     879,081               14.3%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,092,512               12.5%
                                             -------------
BENEFITS:
 Life insurance                                   $198,502               15.8%
 Accident and health insurance                     651,029               17.2%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $849,531               16.9%
                                             -------------

UNION SECURITY INSURANCE COMPANY                                         125

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $80,291,791         $14,159,840              $1,734,842
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    350,710             127,910                   9,861
 Accident and health insurance                     901,072              87,337                 127,394
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,251,782            $215,247                $137,255
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $606,408            $439,880                 $34,399
 Accident and health insurance                     666,924              95,127                 116,774
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,273,332            $535,007                $151,173
                                             -------------       -------------            ------------

                                                                    PERCENTAGE OF
                                                  NET                  AMOUNT
                                                AMOUNT             ASSUMED TO NET
                                                       (IN THOUSANDS)
--------------------------------------  --------------------------------------------
LIFE INSURANCE IN FORCE                        $67,866,793                2.6%
                                             -------------
PREMIUMS:
 Life insurance                                    232,661                4.2%
 Accident and health insurance                     941,129               13.5%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,173,790               11.7%
                                             -------------
BENEFITS:
 Life insurance                                   $200,927               17.1%
 Accident and health insurance                     688,571               17.0%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $889,498               17.0%
                                             -------------

126                                         UNION SECURITY INSURANCE COMPANY

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                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2007
                           SCHEDULE IV -- REINSURANCE

                                                                   CEDED TO               ASSUMED FROM
                                                DIRECT               OTHER                   OTHER
                                                AMOUNT             COMPANIES               COMPANIES
                                                                     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $84,912,189         $15,365,458              $1,641,309
                                             -------------       -------------            ------------
PREMIUMS:
 Life insurance                                    380,188             142,295                  11,322
 Accident and health insurance                     917,129              84,219                 177,805
                                             -------------       -------------            ------------
                 TOTAL EARNED PREMIUMS          $1,297,317            $226,514                $189,127
                                             -------------       -------------            ------------
BENEFITS:
 Life insurance                                   $777,527            $592,582                 $32,556
 Accident and health insurance                     622,418              81,665                 176,355
                                             -------------       -------------            ------------
           TOTAL POLICYHOLDER BENEFITS          $1,399,945            $674,247                $208,911
                                             -------------       -------------            ------------

                                                                     PERCENTAGE OF
                                                  NET                    AMOUNT
                                                AMOUNT               ASSUMED TO NET
                                                        (IN THOUSANDS)
--------------------------------------  -----------------------------------------------
LIFE INSURANCE IN FORCE                        $71,188,040                   2.3%
                                             -------------
PREMIUMS:
 Life insurance                                    249,215                   4.5%
 Accident and health insurance                   1,010,715                  17.6%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,259,930                  15.0%
                                             -------------
BENEFITS:
 Life insurance                                   $217,501                  15.0%
 Accident and health insurance                     717,108                  24.6%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $934,609                  22.4%
                                             -------------

UNION SECURITY INSURANCE COMPANY                                         127

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                        UNION SECURITY INSURANCE COMPANY
                     AS OF DECEMBER 31, 2009, 2008 AND 2007
                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                            BALANCE AT                             ADDITIONS
                                           BEGINNING OF           CHARGED TO                   CHARGED TO
                                               YEAR               COSTS AND                      OTHER
                                                                  EXPENSES                      ACCOUNTS
                                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                        $7,195                    $(390)                  $3,610
 Valuation allowance for mortgage
  loans on real estate                           3,252                    5,300                       --
 Valuation allowance for uncollectible
  agents balances                                4,840                      (21)                      --
                                             ---------                 --------                 --------
                                 TOTAL         $15,287                   $4,889                   $3,610
                                             ---------                 --------                 --------
2008:
 Valuation allowance for deferred tax
  assets                                          $ --                   $7,195                     $ --
 Valuation allowance for mortgage
  loans on real estate                           3,018                      234                       --
 Valuation allowance for uncollectible
  agents balances                                5,622                     (424)                      --
                                             ---------                 --------                 --------
                                 TOTAL          $8,640                   $7,005                     $ --
                                             ---------                 --------                 --------
2007:
 Valuation allowance for mortgage
  loans on real estate                          $2,706                     $319                     $ --
 Valuation allowance for uncollectible
  agents balances                                6,613                     (953)                      --
                                             ---------                 --------                 --------
                                 TOTAL          $9,319                    $(634)                    $ --
                                             ---------                 --------                 --------


                                                                        BALANCE AT
                                                                          END OF
                                                DEDUCTIONS                 YEAR
                                                        (IN THOUSANDS)
--------------------------------------  -----------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                            $ --                   $10,415
 Valuation allowance for mortgage
  loans on real estate                                --                    $8,552
 Valuation allowance for uncollectible
  agents balances                                      8                    $4,811
                                                  ------                 ---------
                                 TOTAL                $8                   $23,778
                                                  ------                 ---------
2008:
 Valuation allowance for deferred tax
  assets                                            $ --                    $7,195
 Valuation allowance for mortgage
  loans on real estate                                --                     3,252
 Valuation allowance for uncollectible
  agents balances                                    358                     4,840
                                                  ------                 ---------
                                 TOTAL              $358                   $15,287
                                                  ------                 ---------
2007:
 Valuation allowance for mortgage
  loans on real estate                                $7                    $3,018
 Valuation allowance for uncollectible
  agents balances                                     38                     5,622
                                                  ------                 ---------
                                 TOTAL               $45                    $8,640
                                                  ------                 ---------

128                                         UNION SECURITY INSURANCE COMPANY

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Independent Registered Public Accounting Firm
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY                                         129

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APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

               [(1 + I)/(1 + J + .005)] TO THE POWER OF N/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred                                    $10,000
Existing Guarantee Period                                          7 years
Time of withdrawal or transfer                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                       8%*
Guaranteed Interest Rate for new 5-year guarantee (J)              7%*
Remaining Guarantee Period (N)                                     60 months
Market Value Adjustment:                                       =   $10,000 x [[(1+.08)/(1+.07+.005)]TO THE POWER OF 60/12 -1]
                                                               =   $234.73

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,234.73

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                                    $10,000
Existing Guarantee Period                                          7 years
Time of withdrawal or transfer                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                       8%*
Guaranteed Interest Rate for new 5-year guarantee (J)              9%*
Remaining Guarantee Period (N)                                     60 months
Market Value Adjustment:                                       =   $10,000 x [[(1+.08)/(1+.09+.005)]TO THE POWER OF 60/12 -1]
                                                               =   -$666.42

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,333.58

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred                                    $10,000
Guarantee Period                                                   7 years
Time of withdrawal or transfer                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                       8%*
Guaranteed Interest Rate for new 5-year guarantee (J)              7.75%*
Remaining Guarantee Period (N)                                     60 months
Market Value Adjustment:                                       =   $10,000 x [[(1+.08)/(1+.0775+.005)]TO THE POWER OF 60/12 -1]
                                                               =   -$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

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130                                         UNION SECURITY INSURANCE COMPANY

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SAMPLE CALCULATION 4: NEUTRAL ADJUSTMENT

Amount withdrawn or transferred                                    $10,000
Existing Guarantee Period:                                         7 years
Time of withdrawal or transfer                                     Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                                       8%*
Guaranteed Interest Rate for new 5-year guarantee (J)              8%*
Remaining Guarantee Period (N)                                     60 months
Market Value Adjustment:                                       =   $10,000 x [[(1+.08)/(1+.08+.005)]TO THE POWER OF 60/12 -1]
                                                               =   -$228.30

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,771.70

For Contracts we issue in Florida, we will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

                       [(1 + I)/(1 + J + .0025)]N/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 7%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .07 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                   =    $354.57

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,354.57

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 9%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 -1]
                                                                   =    -$559.14

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,440.86

UNION SECURITY INSURANCE COMPANY                                         131

-------------------------------------------------------------------------------

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 7.75%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .0775 + .0025)]60/12 -1]
                                                                   =    0

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000

SAMPLE CALCULATION 4: NEUTRAL ADJUSTMENT

  Amount withdrawn or transferred:                                      $10,000
  Existing Guarantee Period:                                            7 years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 8%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment                                             =   $10,000 x [[(1 + .08)/(1 + .08 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                    =   -$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

*   Assumed for illustrative purposes only.

132                                         UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

APPENDIX II -- INVESTMENTS BY UNION SECURITY

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

-   federal, state and municipal obligations,

-   preferred and common stocks,

-   corporate bonds,

-   real estate mortgages and mortgage backed securities,

-   real estate, and

-   certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

To obtain a Statement of Additional Information, please complete the form below and mail to:

           Union Security Insurance Company
           c/o Hartford Life and Annuity Insurance Company
           P.O. Box 5085
           Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Masters+ Variable Annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                             Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        UNION SECURITY INSURANCE COMPANY

                               VARIABLE ACCOUNT D

                           MASTERS+ VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Union Security Insurance Company, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 3, 2010
Date of Statement of Additional Information: May 3, 2010


TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Independent Registered Public Accounting Firm                                2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
FINANCIAL STATEMENTS                                                        SA-1

2                                           UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The statements of assets and liabilities of Variable Account D of Union Security Insurance Company (the "Account") as of December 31, 2009 and the related statements of operations and changes in net assets for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 23, 2010, which is included in the Statement of Additional Information. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Union Security Insurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Union Security paid a total of $981,174, $769,113 and $229,949 to Woodbury Financial for annuity contract distribution services during 2007, 2008 and 2009 respectively.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Union Security uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the

UNION SECURITY INSURANCE COMPANY                                           3

-------------------------------------------------------------------------------

contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
VARIABLE ACCOUNT D OF UNION SECURITY INSURANCE COMPANY AND THE
BOARD OF DIRECTORS OF UNION SECURITY INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Variable Account D of Union Security Insurance Company (the "Account"), as of December 31, 2009, and the related statements of operations and changes in net assets for the respective stated periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting Variable Account D of Union Security Insurance Company as of December 31, 2009, the results of their operations and the changes in their net assets for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 23, 2010

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                            AMERICAN CENTURY VP
                                  AMERICAN CENTURY VP             CAPITAL
                                     BALANCED FUND           APPRECIATION FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         94,459                    48,106
                                       ==========                ==========
  Cost                                   $593,912                  $371,158
                                       ==========                ==========
  Market value                           $543,140                  $518,103
 Due from Hartford Life and
  Annuity Insurance Company                    --                        --
 Receivable from fund shares
  sold                                          7                         6
 Other assets                                  --                        --
                                       ----------                ----------
 Total Assets                             543,147                   518,109
                                       ----------                ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     7                         6
 Payable for fund shares
  purchased                                    --                        --
 Other liabilities                             --                        --
                                       ----------                ----------
 Total Liabilities                              7                         6
                                       ----------                ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                            $543,140                  $518,103
                                       ==========                ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS           AIM V.I.                AIM V.I.
                                    INTERNATIONAL                 CORE               INTERNATIONAL
                                   GROWTH PORTFOLIO           EQUITY FUND             GROWTH FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         43,822                  121,834                  55,185
                                     ============             ============            ============
  Cost                                 $1,103,759               $3,053,758                $849,296
                                     ============             ============            ============
  Market value                           $730,081               $3,036,163              $1,435,360
 Due from Hartford Life and
  Annuity Insurance Company                    --                    1,913                      --
 Receivable from fund shares
  sold                                          9                       --                      67
 Other assets                                  --                       --                      --
                                     ------------             ------------            ------------
 Total Assets                             730,090                3,038,076               1,435,427
                                     ------------             ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                     9                       --                      67
 Payable for fund shares
  purchased                                    --                    1,913                      --
 Other liabilities                             --                        4                      --
                                     ------------             ------------            ------------
 Total Liabilities                              9                    1,917                      67
                                     ------------             ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $730,081               $3,036,159              $1,435,360
                                     ============             ============            ============

                                ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS           FEDERATED
                                        MONEY                   LARGE CAP                  CLOVER
                                   MARKET PORTFOLIO          GROWTH PORTFOLIO           VALUE FUND II
                                     SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT (A)
-----------------------------  ---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                      3,913,219                   27,733                  1,456,499
                                     ============               ==========              =============
  Cost                                 $3,913,219                 $603,735                $27,327,758
                                     ============               ==========              =============
  Market value                         $3,913,219                 $703,310                $13,195,885
 Due from Hartford Life and
  Annuity Insurance Company                    --                       --                     22,224
 Receivable from fund shares
  sold                                         48                        9                         --
 Other assets                                  32                       --                         --
                                     ------------               ----------              -------------
 Total Assets                           3,913,299                  703,319                 13,218,109
                                     ------------               ----------              -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    48                        9                         --
 Payable for fund shares
  purchased                                    --                       --                     22,224
 Other liabilities                             --                       --                         --
                                     ------------               ----------              -------------
 Total Liabilities                             48                        9                     22,224
                                     ------------               ----------              -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $3,913,251                 $703,310                $13,195,885
                                     ============               ==========              =============

(a)  Formerly Federated American Leaders Fund II. Change effective May 1, 2009.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                       FEDERATED                 FEDERATED
                                        CAPITAL                   EQUITY
                                  APPRECIATION FUND II        INCOME FUND II
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         522,871                   872,538
                                      ============             =============
  Cost                                  $2,814,512               $10,234,875
                                      ============             =============
  Market value                          $2,990,822               $10,409,382
 Due from Hartford Life and
  Annuity Insurance Company                     --                        --
 Receivable from fund shares
  sold                                         151                     6,995
 Other assets                                   --                         1
                                      ------------             -------------
 Total Assets                            2,990,973                10,416,378
                                      ------------             -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    151                     6,995
 Payable for fund shares
  purchased                                     --                        --
 Other liabilities                              --                        --
                                      ------------             -------------
 Total Liabilities                             151                     6,995
                                      ------------             -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $2,990,822               $10,409,383
                                      ============             =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     FEDERATED               FEDERATED
                                   FUND FOR U.S.              MID CAP                FEDERATED
                                     GOVERNMENT                GROWTH               HIGH INCOME
                                   SECURITIES II         STRATEGIES FUND II         BOND FUND II
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       259,091                 459,492                 640,459
                                    ============            ============            ============
  Cost                                $2,920,685              $7,645,952              $4,564,888
                                    ============            ============            ============
  Market value                        $2,966,598              $7,645,952              $4,271,860
 Due from Hartford Life and
  Annuity Insurance Company                   --                      --                      --
 Receivable from fund shares
  sold                                        78                   8,360                     141
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          2,966,676               7,654,312               4,272,001
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   78                   8,360                     141
 Payable for fund shares
  purchased                                   --                      --                      --
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                            78                   8,360                     141
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $2,966,598              $7,645,952              $4,271,860
                                    ============            ============            ============


                                     FEDERATED               FEDERATED               FEDERATED
                                   INTERNATIONAL               PRIME                  QUALITY
                                   EQUITY FUND II          MONEY FUND II            BOND FUND II
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       242,901               1,476,184                 171,805
                                    ============            ============            ============
  Cost                                $2,756,929              $1,476,184              $1,869,156
                                    ============            ============            ============
  Market value                        $3,342,321              $1,476,184              $1,924,215
 Due from Hartford Life and
  Annuity Insurance Company                   --                      --                      62
 Receivable from fund shares
  sold                                     4,926                      52                      --
 Other assets                                 --                      --                      --
                                    ------------            ------------            ------------
 Total Assets                          3,347,247               1,476,236               1,924,277
                                    ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                4,926                      52                      --
 Payable for fund shares
  purchased                                   --                      --                      62
 Other liabilities                            --                      --                      --
                                    ------------            ------------            ------------
 Total Liabilities                         4,926                      52                      62
                                    ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $3,342,321              $1,476,184              $1,924,215
                                    ============            ============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                      FEDERATED            GARTMORE NVIT
                                       CAPITAL               DEVELOPING
                                    INCOME FUND II          MARKETS FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        238,730               128,964
                                     ============            ==========
  Cost                                 $2,199,805              $861,966
                                     ============            ==========
  Market value                         $2,069,793              $775,074
 Due from Hartford Life and
  Annuity Insurance Company                    --                    --
 Receivable from fund shares
  sold                                        126                20,010
 Other assets                                  --                    --
                                     ------------            ----------
 Total Assets                           2,069,919               795,084
                                     ------------            ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   126                20,010
 Payable for fund shares
  purchased                                    --                    --
 Other liabilities                             --                    --
                                     ------------            ----------
 Total Liabilities                            126                20,010
                                     ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $2,069,793              $775,074
                                     ============            ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                 HARTFORD       HARTFORD
                                  HARTFORD         TOTAL         CAPITAL
                                  ADVISERS      RETURN BOND   APPRECIATION
                                  HLS FUND       HLS FUND       HLS FUND
                                SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                  5,446,242      4,128,681        638,453
                               ==============  =============  =============
  Cost                           $121,025,714    $48,108,053    $26,555,693
                               ==============  =============  =============
  Market value                    $95,166,396    $43,667,421    $23,383,562
 Due from Hartford Life and
  Annuity Insurance Company                --         59,592             --
 Receivable from fund shares
  sold                                 54,693             --         69,158
 Other assets                              15              6             --
                               --------------  -------------  -------------
 Total Assets                      95,221,104     43,727,019     23,452,720
                               --------------  -------------  -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            54,693             --         69,158
 Payable for fund shares
  purchased                                --         59,592             --
 Other liabilities                         --             --             24
                               --------------  -------------  -------------
 Total Liabilities                     54,693         59,592         69,182
                               --------------  -------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities            $95,166,411    $43,667,427    $23,383,538
                               ==============  =============  =============

                                 HARTFORD           HARTFORD              HARTFORD
                                 DIVIDEND         FUNDAMENTAL              GLOBAL
                                AND GROWTH           GROWTH               ADVISERS
                                 HLS FUND           HLS FUND              HLS FUND
                                SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                   655,695           73,440                72,038
                               =============       ==========            ==========
  Cost                           $14,475,444         $675,019              $858,848
                               =============       ==========            ==========
  Market value                   $11,507,483         $615,745              $750,451
 Due from Hartford Life and
  Annuity Insurance Company           22,402               --                    --
 Receivable from fund shares
  sold                                    --               24                    37
 Other assets                              5               --                    --
                               -------------       ----------            ----------
 Total Assets                     11,529,890          615,769               750,488
                               -------------       ----------            ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company               --               24                    37
 Payable for fund shares
  purchased                           22,402               --                    --
 Other liabilities                        --               --                    --
                               -------------       ----------            ----------
 Total Liabilities                    22,402               24                    37
                               -------------       ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $11,507,488         $615,745              $750,451
                               =============       ==========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                           HARTFORD
                                       HARTFORD           DISCIPLINED
                                     GLOBAL GROWTH          EQUITY
                                       HLS FUND            HLS FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       3,786,269           3,887,018
                                     =============       =============
  Cost                                 $53,789,880         $41,989,236
                                     =============       =============
  Market value                         $51,905,482         $40,712,640
 Due from Hartford Life and
  Annuity Insurance Company                     --               4,471
 Receivable from fund shares
  sold                                      31,469                  --
 Other assets                                   --                   1
                                     -------------       -------------
 Total Assets                           51,936,951          40,717,112
                                     -------------       -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 31,469                  --
 Payable for fund shares
  purchased                                     --               4,471
 Other liabilities                               2                  --
                                     -------------       -------------
 Total Liabilities                          31,471               4,471
                                     -------------       -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $51,905,480         $40,712,641
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                             HARTFORD
                                     HARTFORD                 GROWTH             HARTFORD
                                      GROWTH              OPPORTUNITIES         HIGH YIELD
                                     HLS FUND                HLS FUND            HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT (B)        SUB-ACCOUNT
--------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                      76,315                 9,526,227           2,067,898
                                    ==========            ==============       =============
  Cost                                $944,688              $198,609,542         $18,490,031
                                    ==========            ==============       =============
  Market value                        $768,462              $209,593,101         $16,409,608
 Due from Hartford Life and
  Annuity Insurance Company                 --                        --                  --
 Receivable from fund shares
  sold                                      48                   105,757              30,477
 Other assets                               --                        --                  --
                                    ----------            --------------       -------------
 Total Assets                          768,510               209,698,858          16,440,085
                                    ----------            --------------       -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 48                   104,949              30,477
 Payable for fund shares
  purchased                                 --                        --                  --
 Other liabilities                          --                       789                  --
                                    ----------            --------------       -------------
 Total Liabilities                          48                   105,738              30,477
                                    ----------            --------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $768,462              $209,593,120         $16,409,608
                                    ==========            ==============       =============

                                                     HARTFORD                HARTFORD
                                 HARTFORD         INTERNATIONAL           INTERNATIONAL
                                   INDEX              GROWTH              SMALL COMPANY
                                 HLS FUND            HLS FUND                HLS FUND
                                SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                 2,022,057            371,079                 356,449
                               =============       ============            ============
  Cost                           $60,741,857         $4,957,676              $5,657,152
                               =============       ============            ============
  Market value                   $46,942,349         $2,749,835              $4,022,548
 Due from Hartford Life and
  Annuity Insurance Company            6,147              2,524                      --
 Receivable from fund shares
  sold                                    --                 --                   2,387
 Other assets                              1                 --                      --
                               -------------       ------------            ------------
 Total Assets                     46,948,497          2,752,359               4,024,935
                               -------------       ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company               --                 --                   2,387
 Payable for fund shares
  purchased                            6,147              2,524                      --
 Other liabilities                        --                  1                       1
                               -------------       ------------            ------------
 Total Liabilities                     6,147              2,525                   2,388
                               -------------       ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $46,942,350         $2,749,834              $4,022,547
                               =============       ============            ============

(b) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  HARTFORD       HARTFORD
                                INTERNATIONAL     MIDCAP
                                OPPORTUNITIES     GROWTH
                                  HLS FUND       HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                  3,698,626      1,854,343
                                =============  =============
  Cost                            $51,205,997    $19,522,524
                                =============  =============
  Market value                    $40,733,430    $14,606,138
 Due from Hartford Life and
  Annuity Insurance Company                --             --
 Receivable from fund shares
  sold                                 13,126         38,758
 Other assets                              --              1
                                -------------  -------------
 Total Assets                      40,746,556     14,644,897
                                -------------  -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            13,126         38,758
 Payable for fund shares
  purchased                                --             --
 Other liabilities                         14             --
                                -------------  -------------
 Total Liabilities                     13,140         38,758
                                -------------  -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $40,733,416    $14,606,139
                                =============  =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD                 HARTFORD                 HARTFORD
                                    MONEY MARKET            SMALLCAP VALUE           SMALLCAP GROWTH
                                      HLS FUND                 HLS FUND                 HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                     27,953,828                2,629,573                2,862,614
                                    =============            =============            =============
  Cost                                $27,953,828              $35,511,643              $43,000,465
                                    =============            =============            =============
  Market value                        $27,953,828              $24,730,359              $44,795,137
 Due from Hartford Life and
  Annuity Insurance Company                10,596                       --                       --
 Receivable from fund shares
  sold                                         --                    1,417                   53,040
 Other assets                                  18                       --                        1
                                    -------------            -------------            -------------
 Total Assets                          27,964,442               24,731,776               44,848,178
                                    -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                    --                    1,417                   53,040
 Payable for fund shares
  purchased                                10,596                       --                       --
 Other liabilities                             --                        1                       --
                                    -------------            -------------            -------------
 Total Liabilities                         10,596                    1,418                   53,040
                                    -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $27,953,846              $24,730,358              $44,795,138
                                    =============            =============            =============

                                                              HARTFORD
                                      HARTFORD             U.S. GOVERNMENT             HARTFORD
                                       STOCK                 SECURITIES                 VALUE
                                      HLS FUND                HLS FUND                 HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       148,918                3,875,101                 168,674
                                    ============            =============            ============
  Cost                                $5,188,379              $40,928,935              $2,015,914
                                    ============            =============            ============
  Market value                        $5,376,360              $40,816,080              $1,603,224
 Due from Hartford Life and
  Annuity Insurance Company                   --                   76,017                      98
 Receivable from fund shares
  sold                                     8,199                       --                      --
 Other assets                                 --                       --                      --
                                    ------------            -------------            ------------
 Total Assets                          5,384,559               40,892,097               1,603,322
                                    ------------            -------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                8,199                       --                      --
 Payable for fund shares
  purchased                                   --                   76,017                      98
 Other liabilities                             1                       --                      --
                                    ------------            -------------            ------------
 Total Liabilities                         8,200                   76,017                      98
                                    ------------            -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,376,359              $40,816,080              $1,603,224
                                    ============            =============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  HARTFORD            HARTFORD
                                    VALUE              EQUITY
                                OPPORTUNITIES          INCOME
                                  HLS FUND            HLS FUND
                                 SUB-ACCOUNT        SUB-ACCOUNT
---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                  2,217,516            239,046
                                =============       ============
  Cost                            $29,676,613         $3,100,463
                                =============       ============
  Market value                    $28,279,243         $2,504,745
 Due from Hartford Life and
  Annuity Insurance Company                --                382
 Receivable from fund shares
  sold                                 73,135                 --
 Other assets                              --                 --
                                -------------       ------------
 Total Assets                      28,352,378          2,505,127
                                -------------       ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company            73,135                 --
 Payable for fund shares
  purchased                                --                382
 Other liabilities                         --                 --
                                -------------       ------------
 Total Liabilities                     73,135                382
                                -------------       ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $28,279,243         $2,504,745
                                =============       ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   ING JPMORGAN
                                     EMERGING             ING GLOBAL             AIM V.I.
                                  MARKETS EQUITY          RESOURCES           GLOBAL HEALTH
                                    PORTFOLIO             PORTFOLIO             CARE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                      23,514                28,006                42,978
                                    ==========            ==========            ==========
  Cost                                $347,104              $549,947              $653,709
                                    ==========            ==========            ==========
  Market value                        $479,216              $500,186              $682,067
 Due from Hartford Life and
  Annuity Insurance Company                 --                    --                    --
 Receivable from fund shares
  sold                                       6                     6                     8
 Other assets                               --                    --                    --
                                    ----------            ----------            ----------
 Total Assets                          479,222               500,192               682,075
                                    ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                  7                     1                     8
 Payable for fund shares
  purchased                                 --                    --                    --
 Other liabilities                          --                    12                    --
                                    ----------            ----------            ----------
 Total Liabilities                           7                    13                     8
                                    ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $479,215              $500,179              $682,067
                                    ==========            ==========            ==========


                                     AIM V.I.            MFS(R) GROWTH            MFS(R) HIGH
                                 TECHNOLOGY FUND             SERIES              INCOME SERIES
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                      64,311                  98,780                 146,719
                                    ==========            ============            ============
  Cost                                $785,384              $1,523,463              $1,259,980
                                    ==========            ============            ============
  Market value                        $848,264              $2,116,858              $1,210,434
 Due from Hartford Life and
  Annuity Insurance Company                 --                      --                      --
 Receivable from fund shares
  sold                                      11                   1,682                   3,780
 Other assets                               --                      --                      --
                                    ----------            ------------            ------------
 Total Assets                          848,275               2,118,540               1,214,214
                                    ----------            ------------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                 11                   1,682                   3,780
 Payable for fund shares
  purchased                                 --                      --                      --
 Other liabilities                          --                       2                      --
                                    ----------            ------------            ------------
 Total Liabilities                          11                   1,684                   3,780
                                    ----------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $848,264              $2,116,856              $1,210,434
                                    ==========            ============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                         NEUBERGER BERMAN
                                                            AMT SHORT
                                  MFS(R) STRATEGIC        DURATION BOND
                                   INCOME SERIES            PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       26,056                 34,749
                                     ==========             ==========
  Cost                                 $268,049               $433,473
                                     ==========             ==========
  Market value                         $252,219               $389,884
 Due from Hartford Life and
  Annuity Insurance Company                  --                     --
 Receivable from fund shares
  sold                                        3                      5
 Other assets                                --                     --
                                     ----------             ----------
 Total Assets                           252,222                389,889
                                     ----------             ----------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   4                      5
 Payable for fund shares
  purchased                                  --                     --
 Other liabilities                           --                     --
                                     ----------             ----------
 Total Liabilities                            4                      5
                                     ----------             ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $252,218               $389,884
                                     ==========             ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  NEUBERGER BERMAN           PIONEER                  DWS
                                    AMT PARTNERS             FUND VCT            INTERNATIONAL
                                     PORTFOLIO              PORTFOLIO            VIP PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       121,330                27,969                 149,156
                                    ============            ==========            ============
  Cost                                $1,643,611              $548,440              $1,223,457
                                    ============            ==========            ============
  Market value                        $1,190,248              $548,187              $1,232,031
 Due from Hartford Life and
  Annuity Insurance Company                   --                    --                      --
 Receivable from fund shares
  sold                                        15                     7                      18
 Other assets                                 --                     2                      --
                                    ------------            ----------            ------------
 Total Assets                          1,190,263               548,196               1,232,049
                                    ------------            ----------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                   15                     7                      18
 Payable for fund shares
  purchased                                   --                    --                      --
 Other liabilities                            --                    --                      --
                                    ------------            ----------            ------------
 Total Liabilities                            15                     7                      18
                                    ------------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,190,248              $548,189              $1,232,031
                                    ============            ==========            ============

                                      PIONEER
                                       GROWTH                VAN ECK                VAN ECK
                                 OPPORTUNITIES VCT          WORLDWIDE            WORLDWIDE HARD
                                     PORTFOLIO              BOND FUND             ASSETS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       48,893                 23,331                  79,025
                                     ==========             ==========            ============
  Cost                                 $976,938               $250,854              $1,474,281
                                     ==========             ==========            ============
  Market value                         $935,814               $274,141              $2,312,270
 Due from Hartford Life and
  Annuity Insurance Company                  --                     --                      --
 Receivable from fund shares
  sold                                       12                      3                      29
 Other assets                                --                     --                      --
                                     ----------             ----------            ------------
 Total Assets                           935,826                274,144               2,312,299
                                     ----------             ----------            ------------
LIABILITIES:
 Due to Hartford Life and
  Annuity Insurance Company                  12                      5                      28
 Payable for fund shares
  purchased                                  --                     --                      --
 Other liabilities                           --                     --                       1
                                     ----------             ----------            ------------
 Total Liabilities                           12                      5                      29
                                     ----------             ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $935,814               $274,139              $2,312,270
                                     ==========             ==========            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               WELLS FARGO             WELLS FARGO
                                               ADVANTAGE VT            ADVANTAGE VT
                                                  ASSET                TOTAL RETURN
                                             ALLOCATION FUND            BOND FUND
                                               SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                  165,675                 533,895
                                               ============            ============
  Cost                                           $1,964,259              $5,440,838
                                               ============            ============
  Market value                                   $1,744,555              $5,520,476
 Due from Hartford Life and Annuity
  Insurance Company                                      --                  11,558
 Receivable from fund shares sold                        75                      --
 Other assets                                            --                       4
                                               ------------            ------------
 Total Assets                                     1,744,630               5,532,038
                                               ------------            ------------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                      75                      --
 Payable for fund shares purchased                       --                  11,558
 Other liabilities                                        2                      --
                                               ------------            ------------
 Total Liabilities                                       77                  11,558
                                               ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                    $1,744,553              $5,520,480
                                               ============            ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              WELLS FARGO            WELLS FARGO           WELLS FARGO           WELLS FARGO
                                             ADVANTAGE VT            ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT
                                                EQUITY              C&B LARGE CAP         LARGE COMPANY         INTERNATIONAL
                                              INCOME FUND             VALUE FUND            CORE FUND             CORE FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                               1,013,184                49,253                 8,069                16,573
                                             =============            ==========            ==========            ==========
  Cost                                         $15,732,876              $419,045              $104,287              $111,572
                                             =============            ==========            ==========            ==========
  Market value                                 $11,459,114              $438,845              $103,526               $83,364
 Due from Hartford Life and Annuity
  Insurance Company                                 22,776                   817                    98                    --
 Receivable from fund shares sold                       --                    --                    --                     3
 Other assets                                            1                    --                    --                    --
                                             -------------            ----------            ----------            ----------
 Total Assets                                   11,481,891               439,662               103,624                83,367
                                             -------------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                     --                    --                    --                     3
 Payable for fund shares purchased                  22,776                   817                    98                    --
 Other liabilities                                      --                    --                    --                    --
                                             -------------            ----------            ----------            ----------
 Total Liabilities                                  22,776                   817                    98                     3
                                             -------------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $11,459,115              $438,845              $103,526               $83,364
                                             =============            ==========            ==========            ==========

                                             WELLS FARGO             WELLS FARGO
                                             ADVANTAGE VT            ADVANTAGE VT           WELLS FARGO
                                            LARGE COMPANY             SMALL CAP             ADVANTAGE VT
                                             GROWTH FUND             GROWTH FUND           DISCOVERY FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                                566,723                 295,581                26,064
                                             ============            ============            ==========
  Cost                                         $4,760,470              $1,988,340              $322,672
                                             ============            ============            ==========
  Market value                                 $5,083,502              $1,876,941              $409,203
 Due from Hartford Life and Annuity
  Insurance Company                                    --                      --                    --
 Receivable from fund shares sold                  19,930                  14,064                     5
 Other assets                                          --                      --                    --
                                             ------------            ------------            ----------
 Total Assets                                   5,103,432               1,891,005               409,208
                                             ------------            ------------            ----------
LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                                19,930                  14,064                     5
 Payable for fund shares purchased                     --                      --                    --
 Other liabilities                                     --                      --                     3
                                             ------------            ------------            ----------
 Total Liabilities                                 19,930                  14,064                     8
                                             ------------            ------------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                                  $5,083,502              $1,876,941              $409,200
                                             ============            ============            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                   UNITS
                                                  OWNED BY         MINIMUM UNIT                 MAXIMUM UNIT          CONTRACT
                                                PARTICIPANTS       FAIR VALUE #                 FAIR VALUE #         LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION
 PERIOD (BY SUB-ACCOUNT):
American Century VP Balanced Fund -- Class I          28,704         $18.829530        to         $18.829530             $540,477
American Century VP Capital Appreciation Fund
 -- Class I                                           30,586          16.938963        to          16.938963              518,103
AllianceBernstein VPS International Growth
 Portfolio -- Class A                                 97,707           7.472171        to           7.472171              730,081
AIM V.I. Core Equity Fund -- Class S1                275,219          10.413710        to          17.505410            3,002,650
AIM V.I. International Growth Fund -- Class
 S1                                                  103,234          13.785384        to          13.785384            1,423,122
AllianceBernstein VPS Money Market Portfolio
 -- Class A                                          270,258          14.435723        to          14.435723            3,901,375
AllianceBernstein VPS Large Cap Growth
 Portfolio -- Class A                                 33,699          20.339696        to          20.339696              685,422
Federated Clover Value Fund II -- Class PRIM       1,534,990           8.440170        to          16.483013           13,185,824
Federated Capital Appreciation Fund II --
 Class PRIM                                          549,878           5.380947        to           5.484660            2,990,822
Federated Equity Income Fund II -- Class PRIM      1,081,245           9.527096        to           9.739066           10,396,836
Federated Fund for U.S. Government Securities
 II -- Class PRIM                                    184,732          14.519178        to          18.473467            2,966,598
Federated Mid Cap Growth Strategies Fund II --
 Class PRIM                                          645,227          11.711317        to          11.971909            7,639,266
Federated High Income Bond Fund II -- Class
 PRIM                                                276,134          14.702176        to          20.796321            4,271,860
Federated International Equity Fund II --
 Class PRIM                                          314,960          10.494280        to          10.727752            3,342,321
Federated Prime Money Fund II -- Class PRIM          124,095           8.309408        to          12.019942            1,476,184
Federated Quality Bond Fund II -- Class PRIM         128,228          14.913909        to          15.201144            1,924,215
Federated Capital Income Fund II -- Class
 PRIM                                                223,051           9.051780        to          15.417668            2,065,362
Gartmore NVIT Developing Markets Fund -- Class
 II                                                   37,555          20.481238        to          20.481238              769,171
Hartford Advisers HLS Fund -- Class IA            23,698,611           1.094622        to          12.511529           94,574,622
Hartford Total Return Bond HLS Fund -- Class
 IA                                               12,674,773           1.623834        to          15.033174           43,562,321
Hartford Capital Appreciation HLS Fund --
 Class IA                                         12,160,402           1.866095        to           1.945315           23,360,357
Hartford Dividend and Growth HLS Fund -- Class
 IA                                                7,737,625           1.318634        to           3.433866           11,507,488
Hartford Fundamental Growth HLS Fund -- Class
 IA                                                  574,752           1.026927        to           1.091246              615,745
Hartford Global Advisers HLS Fund -- Class IA        637,068           1.169156        to           1.194175              749,177
Hartford Global Growth HLS Fund -- Class IA        2,584,259           8.843557        to          22.459253           51,649,897
Hartford Disciplined Equity HLS Fund -- Class
 IA                                                2,202,499           6.024541        to          21.255348           40,543,421
Hartford Growth HLS Fund -- Class IA                 663,649           1.121397        to           1.183242              765,591
Hartford Growth Opportunities HLS Fund --
 Class IA                                         32,618,251           1.373909        to          28.947838          208,588,651
Hartford High Yield HLS Fund -- Class IA           1,011,604          12.966662        to          17.084545           16,401,337
Hartford Index HLS Fund -- Class IA                2,991,713           4.193292        to          16.990222           46,764,535
Hartford International Growth HLS Fund --
 Class IA                                          2,542,838           1.038731        to           1.103755            2,749,834
Hartford International Small Company HLS Fund
 -- Class IA                                       2,122,839           1.815857        to           1.929432            4,015,600
Hartford International Opportunities HLS Fund
 -- Class IA                                      19,842,383           1.988092        to           2.081136           40,672,460
Hartford MidCap Growth HLS Fund -- Class IA        1,140,624          12.699657        to          13.148741           14,600,808
Hartford Money Market HLS Fund -- Class IA        12,982,566           1.184339        to          14.082560           27,900,273
Hartford SmallCap Value HLS Fund -- Class IA       1,169,933          20.218150        to          21.548098           24,712,062
Hartford SmallCap Growth HLS Fund -- Class IA      2,103,643          11.077238        to          23.537190           44,677,501
Hartford Stock HLS Fund -- Class IA                4,155,426           1.263962        to           9.471016            5,374,218
Hartford U.S. Government Securities HLS Fund
 -- Class IA                                       1,857,872          12.987128        to          24.471490           40,235,662
Hartford Value HLS Fund -- Class IA                1,384,644           1.114500        to           1.184249            1,603,224
Hartford Value Opportunities HLS Fund -- Class
 IA                                                1,435,468          14.008430        to          21.183083           28,244,030
Hartford Equity Income HLS Fund -- Class IA        2,040,822           1.192941        to           1.245532            2,499,844
ING JPMorgan Emerging Markets Equity Portfolio
 -- Class I                                           29,912          16.020683        to          16.020683              479,215
ING Global Resources Portfolio -- Class S             44,400          11.265332        to          11.265332              500,179
AIM V.I. Global Health Care Fund -- Class S1          31,758          21.476816        to          21.476816              682,067
AIM V.I. Technology Fund -- Class S1                  67,511          12.564866        to          12.564866              848,264

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                   UNITS
                                                  OWNED BY         MINIMUM UNIT                 MAXIMUM UNIT          CONTRACT
                                                PARTICIPANTS       FAIR VALUE #                 FAIR VALUE #         LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series -- Class INIT                   170,454         $10.828514        to         $19.836618           $2,107,974
MFS(R) High Income Series -- Class INIT               87,415          12.997699        to          18.671075            1,205,423
MFS(R) Strategic Income Series -- Class INIT          14,158          17.814954        to          17.814954              252,218
Neuberger Berman AMT Short Duration Bond
 Portfolio -- Class                                   26,841          14.463430        to          14.463430              388,211
Neuberger Berman AMT Partners Portfolio --
 Class I                                              70,054          16.990397        to          16.990397            1,190,248
Pioneer Fund VCT Portfolio -- Class I                 50,949          10.759591        to          10.759591              548,189
DWS International VIP Portfolio -- Class A            72,354          16.731430        to          16.731430            1,210,580
Pioneer Growth Opportunities VCT Portfolio --
 Class I                                              49,628          18.856765        to          18.856765              935,814
Van Eck Worldwide Bond Fund -- Class INIT             13,738          19.493740        to          19.493740              267,794
Van Eck Worldwide Hard Assets Fund -- Class
 INIT                                                 73,445          31.482933        to          31.482933            2,312,270
Wells Fargo Advantage VT Asset Allocation
 Fund                                                167,439          10.320991        to          10.320991            1,728,137
Wells Fargo Advantage VT Total Return Bond
 Fund                                                266,186          20.506317        to          20.506317            5,458,490
Wells Fargo Advantage VT Equity Income Fund          728,985          15.383431        to          15.383431           11,214,292
Wells Fargo Advantage VT C&B Large Cap Value
 Fund                                                 46,561           9.425143        to           9.425143              438,845
Wells Fargo Advantage VT Large Company Core
 Fund                                                 16,320           6.343107        to           6.343107              103,522
Wells Fargo Advantage VT International Core
 Fund                                                 11,970           6.964463        to           6.964463               83,364
Wells Fargo Advantage VT Large Company Growth
 Fund                                                305,258          16.298998        to          16.298998            4,975,396
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                121,634          15.280749        to          15.280749            1,858,651
Wells Fargo Advantage VT Discovery Fund               18,730          21.847241        to          21.847241              409,200
ANNUITY CONTRACTS IN THE ANNUITY PERIOD (BY
 SUB-ACCOUNT):
American Century VP Balanced Fund -- Class I             141          18.829530        to          18.829530                2,663
AIM V.I. Core Equity Fund -- Class S1                  3,218          10.413710        to          10.413710               33,509
AIM V.I. International Growth Fund -- Class
 S1                                                      888          13.785384        to          13.785384               12,238
AllianceBernstein VPS Money Market Portfolio
 -- Class A                                              823          14.435723        to          14.435723               11,876
AllianceBernstein VPS Large Cap Growth
 Portfolio -- Class A                                    879          20.339696        to          20.339696               17,888
Federated Clover Value Fund II -- Class PRIM           1,192           8.440170        to           8.440170               10,061
Federated Equity Income Fund II -- Class PRIM          1,317           9.527096        to           9.527096               12,547
Federated Mid Cap Growth Strategies Fund II --
 Class PRIM                                              571          11.711317        to          11.711317                6,686
Federated Capital Income Fund II -- Class
 PRIM                                                    287          15.417668        to          15.417668                4,431
Gartmore NVIT Developing Markets Fund -- Class
 II                                                      288          20.481238        to          20.481238                5,903
Hartford Advisers HLS Fund -- Class IA               156,953           3.770476        to           3.770476              591,789
Hartford Total Return Bond HLS Fund -- Class
 IA                                                   35,406           2.968557        to           2.968557              105,106
Hartford Capital Appreciation HLS Fund --
 Class IA                                             11,999           1.931883        to           1.931883               23,181
Hartford Global Advisers HLS Fund -- Class IA          1,083           1.176553        to           1.176553                1,274
Hartford Global Growth HLS Fund -- Class IA           11,436          17.969949        to          22.459253              255,583
Hartford Disciplined Equity HLS Fund -- Class
 IA                                                    7,961          21.255348        to          21.255348              169,220
Hartford Growth HLS Fund -- Class IA                   2,463           1.165837        to           1.165837                2,871
Hartford Growth Opportunities HLS Fund --
 Class IA                                            160,527           6.023480        to          28.947838            1,004,469
Hartford High Yield HLS Fund -- Class IA                 484          17.084545        to          17.084545                8,271
Hartford Index HLS Fund -- Class IA                   10,466          16.990222        to          16.990222              177,815
Hartford International Small Company HLS Fund
 -- Class IA                                           3,654           1.901043        to           1.901043                6,947
Hartford International Opportunities HLS Fund
 -- Class IA                                          29,616           2.058194        to           2.058194               60,956
Hartford MidCap Growth HLS Fund -- Class IA              420          12.699657        to          12.699657                5,331
Hartford Money Market HLS Fund -- Class IA            20,897           1.824356        to          14.082560               53,573
Hartford SmallCap Value HLS Fund -- Class IA             859          21.297920        to          21.297920               18,296
Hartford SmallCap Growth HLS Fund -- Class IA          4,998          23.537190        to          23.537190              117,637
Hartford Stock HLS Fund -- Class IA                    1,636           1.308548        to           1.308548                2,141

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                   UNITS
                                                  OWNED BY         MINIMUM UNIT                 MAXIMUM UNIT          CONTRACT
                                                PARTICIPANTS       FAIR VALUE #                 FAIR VALUE #         LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund
 -- Class IA                                          23,718         $24.471490        to         $24.471490             $580,418
Hartford Value Opportunities HLS Fund -- Class
 IA                                                    1,662          21.183083        to          21.183083               35,213
Hartford Equity Income HLS Fund -- Class IA            3,983           1.230271        to           1.230271                4,901
MFS(R) Growth Series -- Class INIT                       820          10.828514        to          10.828514                8,882
MFS(R) High Income Series -- Class INIT                  386          12.997699        to          12.997699                5,011
Neuberger Berman AMT Short Duration Bond
 Portfolio                                               116          14.463430        to          14.463430                1,673
DWS International VIP Portfolio -- Class A             1,282          16.731430        to          16.731430               21,451
Van Eck Worldwide Bond Fund -- Class INIT                325          19.493740        to          19.493740                6,345
Wells Fargo Advantage VT Asset Allocation
 Fund                                                  1,591          10.320991        to          10.320991               16,416
Wells Fargo Advantage VT Total Return Bond
 Fund                                                  3,023          20.506317        to          20.506317               61,990
Wells Fargo Advantage VT Equity Income Fund           15,915          15.383431        to          15.383431              244,823
Wells Fargo Advantage VT Large Company Core
 Fund                                                      1           6.343107        to           6.343107                    4
Wells Fargo Advantage VT Large Company Growth
 Fund                                                  6,633          16.298998        to          16.298998              108,106
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                  1,197          15.280749        to          15.280749               18,290

#  Rounded unit values

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                       AMERICAN CENTURY VP
                                             AMERICAN CENTURY VP             CAPITAL
                                                BALANCED FUND           APPRECIATION FUND
                                                 SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                           $46,376                    $3,239
                                                 -----------                ----------
EXPENSES:
 Administrative charges                                   --                        --
 Mortality and Expense Risk charges                   (3,886)                   (1,882)
                                                 -----------                ----------
  Total Expenses                                      (3,886)                   (1,882)
                                                 -----------                ----------
  Net investment income (loss)                        42,490                     1,357
                                                 -----------                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (186,726)                      983
 Net realized gain on distributions                       --                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           171,950                   130,538
                                                 -----------                ----------
  Net gain (loss) on investments                     (14,776)                  131,521
                                                 -----------                ----------
  Net increase (decrease) in net assets
   resulting from operations                         $27,714                  $132,878
                                                 ===========                ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS         AIM V.I.               AIM V.I.
                                             INTERNATIONAL               CORE              INTERNATIONAL
                                           GROWTH PORTFOLIO           EQUITY FUND           GROWTH FUND
                                              SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $29,179                  $49,692               $21,541
                                              ----------              -----------            ----------
EXPENSES:
 Administrative charges                               --                       --                (2,109)
 Mortality and Expense Risk charges               (2,785)                 (35,806)              (17,573)
                                              ----------              -----------            ----------
  Total Expenses                                  (2,785)                 (35,806)              (19,682)
                                              ----------              -----------            ----------
  Net investment income (loss)                    26,394                   13,886                 1,859
                                              ----------              -----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                     4,429                 (120,865)              108,225
 Net realized gain on distributions                   --                       --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       180,016                  758,460               295,171
                                              ----------              -----------            ----------
  Net gain (loss) on investments                 184,445                  637,595               403,396
                                              ----------              -----------            ----------
  Net increase (decrease) in net
   assets resulting from operations             $210,839                 $651,481              $405,255
                                              ==========              ===========            ==========

                                         ALLIANCEBERNSTEIN VPS    ALLIANCEBERNSTEIN VPS          FEDERATED
                                                 MONEY                  LARGE CAP                 CLOVER
                                           MARKET PORTFOLIO         GROWTH PORTFOLIO           VALUE FUND II
                                              SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT (A)
--------------------------------------  -------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $8,902                     $927                   $345,791
                                              ----------               ----------              -------------
EXPENSES:
 Administrative charges                               --                       --                    (12,276)
 Mortality and Expense Risk charges              (20,452)                  (2,679)                  (150,080)
                                              ----------               ----------              -------------
  Total Expenses                                 (20,452)                  (2,679)                  (162,356)
                                              ----------               ----------              -------------
  Net investment income (loss)                   (11,550)                  (1,752)                   183,435
                                              ----------               ----------              -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                        --                   (3,245)                (2,379,381)
 Net realized gain on distributions                   --                       --                         --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                            --                  195,515                  3,641,029
                                              ----------               ----------              -------------
  Net gain (loss) on investments                      --                  192,270                  1,261,648
                                              ----------               ----------              -------------
  Net increase (decrease) in net
   assets resulting from operations             $(11,550)                $190,518                 $1,445,083
                                              ==========               ==========              =============

(a)  Formerly Federated American Leaders Fund II. Change effective May 1, 2009.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 FEDERATED                FEDERATED
                                                  CAPITAL                   EQUITY
                                            APPRECIATION FUND II        INCOME FUND II
                                                SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $31,401                  $466,129
                                                 ----------              ------------
EXPENSES:
 Administrative charges                              (2,820)                   (9,930)
 Mortality and Expense Risk charges                 (33,580)                 (120,555)
                                                 ----------              ------------
  Total Expenses                                    (36,400)                 (130,485)
                                                 ----------              ------------
  Net investment income (loss)                       (4,999)                  335,644
                                                 ----------              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (43,984)                 (178,271)
 Net realized gain on distributions                      --                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          345,299                 1,032,864
                                                 ----------              ------------
  Net gain (loss) on investments                    301,315                   854,593
                                                 ----------              ------------
  Net increase (decrease) in net assets
   resulting from operations                       $296,316                $1,190,237
                                                 ==========              ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                             FEDERATED              FEDERATED
                                           FUND FOR U.S.             MID CAP                FEDERATED
                                             GOVERNMENT               GROWTH               HIGH INCOME
                                           SECURITIES II        STRATEGIES FUND II         BOND FUND II
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $152,063                    $ --                $423,153
                                             ----------            ------------            ------------
EXPENSES:
 Administrative charges                          (1,796)                 (7,266)                 (3,258)
 Mortality and Expense Risk charges             (27,979)                (87,195)                (42,481)
                                             ----------            ------------            ------------
  Total Expenses                                (29,775)                (94,461)                (45,739)
                                             ----------            ------------            ------------
  Net investment income (loss)                  122,288                 (94,461)                377,414
                                             ----------            ------------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    6,599                (380,834)                 26,354
 Net realized gain on distributions                  --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (1,994)              2,308,749               1,136,430
                                             ----------            ------------            ------------
  Net gain (loss) on investments                  4,605               1,927,915               1,162,784
                                             ----------            ------------            ------------
  Net increase (decrease) in net
   assets resulting from operations            $126,893              $1,833,454              $1,540,198
                                             ==========            ============            ============


                                             FEDERATED             FEDERATED            FEDERATED
                                           INTERNATIONAL             PRIME               QUALITY
                                           EQUITY FUND II        MONEY FUND II         BOND FUND II
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                      $89,110               $9,557              $123,008
                                             ----------            ---------            ----------
EXPENSES:
 Administrative charges                          (2,955)              (1,931)               (1,832)
 Mortality and Expense Risk charges             (35,375)             (22,762)              (22,578)
                                             ----------            ---------            ----------
  Total Expenses                                (38,330)             (24,693)              (24,410)
                                             ----------            ---------            ----------
  Net investment income (loss)                   50,780              (15,136)               98,598
                                             ----------            ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (25,636)                  --                15,406
 Net realized gain on distributions                  --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      954,206                   --               205,712
                                             ----------            ---------            ----------
  Net gain (loss) on investments                928,570                   --               221,118
                                             ----------            ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $979,350             $(15,136)             $319,716
                                             ==========            =========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               FEDERATED           GARTMORE NVIT
                                                CAPITAL              DEVELOPING
                                             INCOME FUND II         MARKETS FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $114,362                $7,650
                                               ----------            ----------
EXPENSES:
 Administrative charges                            (1,828)                   --
 Mortality and Expense Risk charges               (22,527)               (2,916)
                                               ----------            ----------
  Total Expenses                                  (24,355)               (2,916)
                                               ----------            ----------
  Net investment income (loss)                     90,007                 4,734
                                               ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (46,201)                5,702
 Net realized gain on distributions                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        390,978               296,992
                                               ----------            ----------
  Net gain (loss) on investments                  344,777               302,694
                                               ----------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $434,784              $307,428
                                               ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                   HARTFORD                HARTFORD
                                          HARTFORD                  TOTAL                  CAPITAL
                                          ADVISERS               RETURN BOND             APPRECIATION
                                          HLS FUND                 HLS FUND                HLS FUND
                                         SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $1,921,318              $1,594,813                $183,027
                                        -------------            ------------            ------------
EXPENSES:
 Administrative charges                       (87,610)                (42,187)                     --
 Mortality and Expense Risk charges        (1,123,985)               (547,379)               (270,677)
                                        -------------            ------------            ------------
  Total Expenses                           (1,211,595)               (589,566)               (270,677)
                                        -------------            ------------            ------------
  Net investment income (loss)                709,723               1,005,247                 (87,650)
                                        -------------            ------------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                             (6,815,338)               (345,994)               (749,934)
 Net realized gain on distributions                --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 27,833,582               4,498,047               7,726,459
                                        -------------            ------------            ------------
  Net gain (loss) on investments           21,018,244               4,152,053               6,976,525
                                        -------------            ------------            ------------
  Net increase (decrease) in net
   assets resulting from operations       $21,727,967              $5,157,300              $6,888,875
                                        =============            ============            ============

                                               HARTFORD               HARTFORD              HARTFORD
                                               DIVIDEND             FUNDAMENTAL              GLOBAL
                                              AND GROWTH               GROWTH               ADVISERS
                                               HLS FUND               HLS FUND              HLS FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $231,178                $2,766                  $ --
                                             ------------            ----------            ----------
EXPENSES:
 Administrative charges                            (4,560)                  (41)                   (4)
 Mortality and Expense Risk charges              (139,526)               (5,502)               (8,693)
                                             ------------            ----------            ----------
  Total Expenses                                 (144,086)               (5,543)               (8,697)
                                             ------------            ----------            ----------
  Net investment income (loss)                     87,092                (2,777)               (8,697)
                                             ------------            ----------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (203,187)              (51,190)                  968
 Net realized gain on distributions                    --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      2,234,722               193,230               137,255
                                             ------------            ----------            ----------
  Net gain (loss) on investments                2,031,535               142,040               138,223
                                             ------------            ----------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $2,118,627              $139,263              $129,526
                                             ============            ==========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     HARTFORD
                                                 HARTFORD           DISCIPLINED
                                               GLOBAL GROWTH          EQUITY
                                                 HLS FUND            HLS FUND
                                                SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $334,854            $567,395
                                               -------------       -------------
EXPENSES:
 Administrative charges                              (47,370)            (37,703)
 Mortality and Expense Risk charges                 (597,673)           (489,542)
                                               -------------       -------------
  Total Expenses                                    (645,043)           (527,245)
                                               -------------       -------------
  Net investment income (loss)                      (310,189)             40,150
                                               -------------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (2,003,739)         (1,396,763)
 Net realized gain on distributions                       --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        15,955,968           9,406,080
                                               -------------       -------------
  Net gain (loss) on investments                  13,952,229           8,009,317
                                               -------------       -------------
  Net increase (decrease) in net assets
   resulting from operations                     $13,642,040          $8,049,467
                                               =============       =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                       HARTFORD
                                              HARTFORD                  GROWTH                  HARTFORD
                                               GROWTH               OPPORTUNITIES              HIGH YIELD
                                              HLS FUND                 HLS FUND                 HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT (B)            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $3,174                $1,136,620              $1,298,592
                                             -----------            --------------            ------------
EXPENSES:
 Administrative charges                             (154)                 (188,714)                (13,929)
 Mortality and Expense Risk charges              (10,305)               (2,389,425)               (183,200)
                                             -----------            --------------            ------------
  Total Expenses                                 (10,459)               (2,578,139)               (197,129)
                                             -----------            --------------            ------------
  Net investment income (loss)                    (7,285)               (1,441,519)              1,101,463
                                             -----------            --------------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (133,879)              (19,359,616)                220,018
 Net realized gain on distributions                   --                        --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       343,435                69,341,965               4,096,470
                                             -----------            --------------            ------------
  Net gain (loss) on investments                 209,556                49,982,349               4,316,488
                                             -----------            --------------            ------------
  Net increase (decrease) in net
   assets resulting from operations             $202,271               $48,540,830              $5,417,951
                                             ===========            ==============            ============

                                                                   HARTFORD                HARTFORD
                                          HARTFORD              INTERNATIONAL           INTERNATIONAL
                                            INDEX                   GROWTH              SMALL COMPANY
                                          HLS FUND                 HLS FUND                HLS FUND
                                         SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                   $845,062                 $43,590                 $58,412
                                        -------------            ------------            ------------
EXPENSES:
 Administrative charges                       (41,278)                   (348)                   (462)
 Mortality and Expense Risk charges          (533,303)                (34,354)                (46,726)
                                        -------------            ------------            ------------
  Total Expenses                             (574,581)                (34,702)                (47,188)
                                        -------------            ------------            ------------
  Net investment income (loss)                270,481                   8,888                  11,224
                                        -------------            ------------            ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                             (3,420,713)               (467,779)               (597,215)
 Net realized gain on distributions            20,279                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 12,478,675               1,053,117               1,589,068
                                        -------------            ------------            ------------
  Net gain (loss) on investments            9,078,241                 585,338                 991,853
                                        -------------            ------------            ------------
  Net increase (decrease) in net
   assets resulting from operations        $9,348,722                $594,226              $1,003,077
                                        =============            ============            ============

(b) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            HARTFORD            HARTFORD
                                          INTERNATIONAL          MIDCAP
                                          OPPORTUNITIES          GROWTH
                                            HLS FUND            HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                     $707,088             $38,862
                                          -------------       -------------
EXPENSES:
 Administrative charges                            (651)            (12,942)
 Mortality and Expense Risk charges            (513,528)           (175,031)
                                          -------------       -------------
  Total Expenses                               (514,179)           (187,973)
                                          -------------       -------------
  Net investment income (loss)                  192,909            (149,111)
                                          -------------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                               (5,503,007)         (1,238,044)
 Net realized gain on distributions                  --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   15,401,630           6,224,493
                                          -------------       -------------
  Net gain (loss) on investments              9,898,623           4,986,449
                                          -------------       -------------
  Net increase (decrease) in net assets
   resulting from operations                $10,091,532          $4,837,338
                                          =============       =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              HARTFORD                HARTFORD                 HARTFORD
                                            MONEY MARKET           SMALLCAP VALUE           SMALLCAP GROWTH
                                              HLS FUND                HLS FUND                 HLS FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $23,971                 $194,469                  $34,833
                                             -----------            -------------            -------------
EXPENSES:
 Administrative charges                          (39,185)                 (22,243)                 (39,057)
 Mortality and Expense Risk charges             (468,810)                (288,973)                (503,653)
                                             -----------            -------------            -------------
  Total Expenses                                (507,995)                (311,216)                (542,710)
                                             -----------            -------------            -------------
  Net investment income (loss)                  (484,024)                (116,747)                (507,877)
                                             -----------            -------------            -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                        --               (3,055,011)              (1,188,556)
 Net realized gain on distributions                   --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                            --                8,341,987               13,203,669
                                             -----------            -------------            -------------
  Net gain (loss) on investments                      --                5,286,976               12,015,113
                                             -----------            -------------            -------------
  Net increase (decrease) in net
   assets resulting from operations            $(484,024)              $5,170,229              $11,507,236
                                             ===========            =============            =============

                                                                       HARTFORD
                                               HARTFORD            U.S. GOVERNMENT            HARTFORD
                                                STOCK                 SECURITIES                VALUE
                                               HLS FUND                HLS FUND               HLS FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $73,105                 $12,281                $27,158
                                             ------------            ------------            -----------
EXPENSES:
 Administrative charges                                --                 (44,220)                  (472)
 Mortality and Expense Risk charges               (72,361)               (567,436)               (21,561)
                                             ------------            ------------            -----------
  Total Expenses                                  (72,361)               (611,656)               (22,033)
                                             ------------            ------------            -----------
  Net investment income (loss)                        744                (599,375)                 5,125
                                             ------------            ------------            -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   (157,820)               (137,068)              (168,164)
 Net realized gain on distributions                    --                      --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,753,495               1,561,470                481,041
                                             ------------            ------------            -----------
  Net gain (loss) on investments                1,595,675               1,424,402                312,877
                                             ------------            ------------            -----------
  Net increase (decrease) in net
   assets resulting from operations            $1,596,419                $825,027               $318,002
                                             ============            ============            ===========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  HARTFORD                HARTFORD
                                    VALUE                  EQUITY
                                OPPORTUNITIES              INCOME
                                  HLS FUND                HLS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $267,043                $64,986
                                -------------            -----------
EXPENSES:
 Administrative charges               (24,706)                   (43)
 Mortality and Expense Risk
  charges                            (322,720)               (32,792)
                                -------------            -----------
  Total Expenses                     (347,426)               (32,835)
                                -------------            -----------
  Net investment income (loss)        (80,383)                32,151
                                -------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            (1,555,515)              (116,769)
 Net realized gain on
  distributions                            --                 13,603
 Net unrealized appreciation
  (depreciation) of
  investments during the year      10,786,477                431,010
                                -------------            -----------
  Net gain (loss) on
   investments                      9,230,962                327,844
                                -------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                      $9,150,579               $359,995
                                =============            ===========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   ING JPMORGAN
                                     EMERGING             ING GLOBAL             AIM V.I.
                                  MARKETS EQUITY          RESOURCES           GLOBAL HEALTH
                                    PORTFOLIO             PORTFOLIO             CARE FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $5,358                $1,407                $2,161
                                    ----------            ----------            ----------
EXPENSES:
 Administrative charges                     --                    --                    --
 Mortality and Expense Risk
  charges                               (1,470)               (2,035)               (2,771)
                                    ----------            ----------            ----------
  Total Expenses                        (1,470)               (2,035)               (2,771)
                                    ----------            ----------            ----------
  Net investment income
   (loss)                                3,888                  (628)                 (610)
                                    ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  3,791                11,180                 9,044
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          159,313               132,212               145,207
                                    ----------            ----------            ----------
  Net gain (loss) on
   investments                         163,104               143,392               154,251
                                    ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $166,992              $142,764              $153,641
                                    ==========            ==========            ==========


                                     AIM V.I.           MFS(R) GROWTH          MFS(R) HIGH
                                 TECHNOLOGY FUND            SERIES            INCOME SERIES
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                $5,969               $87,953
                                    ----------            ----------            ----------
EXPENSES:
 Administrative charges                     --                (2,127)               (1,316)
 Mortality and Expense Risk
  charges                               (3,029)              (19,861)              (11,845)
                                    ----------            ----------            ----------
  Total Expenses                        (3,029)              (21,988)              (13,161)
                                    ----------            ----------            ----------
  Net investment income
   (loss)                               (3,029)              (16,019)               74,792
                                    ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (18,366)               43,430               (46,683)
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          329,526               567,239               359,384
                                    ----------            ----------            ----------
  Net gain (loss) on
   investments                         311,160               610,669               312,701
                                    ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $308,131              $594,650              $387,493
                                    ==========            ==========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                        NEUBERGER BERMAN
                                                            AMT SHORT
                                 MFS(R) STRATEGIC         DURATION BOND
                                   INCOME SERIES            PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $22,272                $25,826
                                     ---------              ---------
EXPENSES:
 Administrative charges                     --                     --
 Mortality and Expense Risk
  charges                               (1,073)                (1,302)
                                     ---------              ---------
  Total Expenses                        (1,073)                (1,302)
                                     ---------              ---------
  Net investment income (loss)          21,199                 24,524
                                     ---------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,346)                (5,379)
 Net realized gain on
  distributions                             --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           26,939                 14,112
                                     ---------              ---------
  Net gain (loss) on
   investments                          25,593                  8,733
                                     ---------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $46,792                $33,257
                                     =========              =========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  NEUBERGER BERMAN           PIONEER                 DWS
                                    AMT PARTNERS             FUND VCT           INTERNATIONAL
                                     PORTFOLIO              PORTFOLIO           VIP PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $25,305                 $8,087               $45,998
                                     ----------             ----------            ----------
EXPENSES:
 Administrative charges                      --                     --                (1,579)
 Mortality and Expense Risk
  charges                                (4,376)                (1,993)              (13,158)
                                     ----------             ----------            ----------
  Total Expenses                         (4,376)                (1,993)              (14,737)
                                     ----------             ----------            ----------
  Net investment income
   (loss)                                20,929                  6,094                31,261
                                     ----------             ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   8,139                  8,106               (32,044)
 Net realized gain on
  distributions                         112,407                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           285,985                101,466               297,409
                                     ----------             ----------            ----------
  Net gain (loss) on
   investments                          406,531                109,572               265,365
                                     ----------             ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $427,460               $115,666              $296,626
                                     ==========             ==========            ==========

                                      PIONEER
                                       GROWTH                VAN ECK              VAN ECK
                                 OPPORTUNITIES VCT          WORLDWIDE          WORLDWIDE HARD
                                     PORTFOLIO              BOND FUND           ASSETS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $ --               $15,139                $2,028
                                     ----------             ---------            ----------
EXPENSES:
 Administrative charges                      --                    --                    --
 Mortality and Expense Risk
  charges                                (3,603)               (1,456)               (7,284)
                                     ----------             ---------            ----------
  Total Expenses                         (3,603)               (1,456)               (7,284)
                                     ----------             ---------            ----------
  Net investment income
   (loss)                                (3,603)               13,683                (5,256)
                                     ----------             ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (27,329)              (14,873)                2,648
 Net realized gain on
  distributions                              --                    --                 4,021
 Net unrealized appreciation
  (depreciation) of
  investments during the year           328,153                11,106               758,024
                                     ----------             ---------            ----------
  Net gain (loss) on
   investments                          300,824                (3,767)              764,693
                                     ----------             ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $297,221                $9,916              $759,437
                                     ==========             =========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                              WELLS FARGO           WELLS FARGO
                                              ADVANTAGE VT          ADVANTAGE VT
                                                 ASSET              TOTAL RETURN
                                            ALLOCATION FUND          BOND FUND
                                              SUB-ACCOUNT           SUB-ACCOUNT
------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $31,728              $260,099
                                               ----------            ----------
EXPENSES:
 Administrative charges                            (2,323)               (8,611)
 Mortality and Expense Risk charges               (19,357)              (71,754)
                                               ----------            ----------
  Total Expenses                                  (21,680)              (80,365)
                                               ----------            ----------
  Net investment income (loss)                     10,048               179,734
                                               ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                    (25,146)              (19,622)
 Net realized gain on distributions                    --                24,471
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        218,296               386,896
                                               ----------            ----------
  Net gain (loss) on investments                  193,150               391,745
                                               ----------            ----------
  Net increase (decrease) in net assets
   resulting from operations                     $203,198              $571,479
                                               ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       WELLS FARGO            WELLS FARGO           WELLS FARGO          WELLS FARGO
                                      ADVANTAGE VT            ADVANTAGE VT         ADVANTAGE VT         ADVANTAGE VT
                                         EQUITY              C&B LARGE CAP         LARGE COMPANY        INTERNATIONAL
                                       INCOME FUND             VALUE FUND            CORE FUND            CORE FUND
                                       SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $217,067                $5,935               $1,689               $2,086
                                      -------------            ----------            ---------            ---------
EXPENSES:
 Administrative charges                     (16,128)                 (552)                (130)                (107)
 Mortality and Expense Risk
  charges                                  (134,401)               (4,600)              (1,081)                (892)
                                      -------------            ----------            ---------            ---------
  Total Expenses                           (150,529)               (5,152)              (1,211)                (999)
                                      -------------            ----------            ---------            ---------
  Net investment income (loss)               66,538                   783                  478                1,087
                                      -------------            ----------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (1,040,886)              (18,644)                (471)             (16,630)
 Net realized gain on
  distributions                                  --                    --                   --                   --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                         2,404,552               100,856               26,991               22,214
                                      -------------            ----------            ---------            ---------
  Net gain (loss) on
   investments                            1,363,666                82,212               26,520                5,584
                                      -------------            ----------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                            $1,430,204               $82,995              $26,998               $6,671
                                      =============            ==========            =========            =========

                                      WELLS FARGO            WELLS FARGO
                                      ADVANTAGE VT           ADVANTAGE VT          WELLS FARGO
                                     LARGE COMPANY            SMALL CAP            ADVANTAGE VT
                                      GROWTH FUND            GROWTH FUND          DISCOVERY FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $16,717                  $ --                  $ --
                                      ------------            ----------            ----------
EXPENSES:
 Administrative charges                     (6,618)               (2,485)                   --
 Mortality and Expense Risk
  charges                                  (55,152)              (20,708)               (1,731)
                                      ------------            ----------            ----------
  Total Expenses                           (61,770)              (23,193)               (1,731)
                                      ------------            ----------            ----------
  Net investment income (loss)             (45,053)              (23,193)               (1,731)
                                      ------------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (145,773)              (40,227)               13,498
 Net realized gain on
  distributions                                 --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments
  during the year                        1,716,600               750,019               122,911
                                      ------------            ----------            ----------
  Net gain (loss) on
   investments                           1,570,827               709,792               136,409
                                      ------------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $1,525,774              $686,599              $134,678
                                      ============            ==========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                      AMERICAN CENTURY VP
                                            AMERICAN CENTURY VP             CAPITAL
                                               BALANCED FUND           APPRECIATION FUND
                                                SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $42,490                   $1,357
 Net realized gain (loss) on security
  transactions                                      (186,726)                     983
 Net realized gain on distributions                       --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           171,950                  130,538
                                                ------------               ----------
 Net increase (decrease) in net assets
  resulting from operations                           27,714                  132,878
                                                ------------               ----------
UNIT TRANSACTIONS:
 Purchases                                                --                       --
 Net transfers                                      (623,347)                  55,972
 Surrenders for benefit payments and
  fees                                               (25,818)                 (11,594)
 Net annuity transactions                               (218)                      --
                                                ------------               ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (649,383)                  44,378
                                                ------------               ----------
 Net increase (decrease) in net assets              (621,669)                 177,256
NET ASSETS:
 Beginning of year                                 1,164,809                  340,847
                                                ------------               ----------
 End of year                                        $543,140                 $518,103
                                                ============               ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        ALLIANCEBERNSTEIN VPS        AIM V.I.              AIM V.I.
                                            INTERNATIONAL              CORE             INTERNATIONAL
                                          GROWTH PORTFOLIO         EQUITY FUND           GROWTH FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $26,394                 $13,886                $1,859
 Net realized gain (loss) on security
  transactions                                    4,429                (120,865)              108,225
 Net realized gain on distributions                  --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      180,016                 758,460               295,171
                                             ----------            ------------          ------------
 Net increase (decrease) in net assets
  resulting from operations                     210,839                 651,481               405,255
                                             ----------            ------------          ------------
UNIT TRANSACTIONS:
 Purchases                                          240                   8,335                 1,324
 Net transfers                                   23,883                 (91,239)              (57,462)
 Surrenders for benefit payments and
  fees                                          (33,896)               (490,666)             (326,269)
 Net annuity transactions                            --                  23,363                 6,280
                                             ----------            ------------          ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (9,773)               (550,207)             (376,127)
                                             ----------            ------------          ------------
 Net increase (decrease) in net assets          201,066                 101,274                29,128
NET ASSETS:
 Beginning of year                              529,015               2,934,885             1,406,232
                                             ----------            ------------          ------------
 End of year                                   $730,081              $3,036,159            $1,435,360
                                             ==========            ============          ============

                                         ALLIANCEBERNSTEIN VPS   ALLIANCEBERNSTEIN VPS        FEDERATED
                                                 MONEY                 LARGE CAP               CLOVER
                                           MARKET PORTFOLIO        GROWTH PORTFOLIO         VALUE FUND II
                                              SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (A)
--------------------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(11,550)              $(1,752)                $183,435
 Net realized gain (loss) on security
  transactions                                          --                (3,245)              (2,379,381)
 Net realized gain on distributions                     --                    --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                              --               195,515                3,641,029
                                             -------------            ----------            -------------
 Net increase (decrease) in net assets
  resulting from operations                        (11,550)              190,518                1,445,083
                                             -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                                          46,052                   240                   30,636
 Net transfers                                    (591,590)               13,740                 (591,254)
 Surrenders for benefit payments and
  fees                                          (1,264,716)              (57,086)              (1,898,382)
 Net annuity transactions                           11,905                13,998                     (795)
                                             -------------            ----------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (1,798,349)              (29,108)              (2,459,795)
                                             -------------            ----------            -------------
 Net increase (decrease) in net assets          (1,809,899)              161,410               (1,014,712)
NET ASSETS:
 Beginning of year                               5,723,150               541,900               14,210,597
                                             -------------            ----------            -------------
 End of year                                    $3,913,251              $703,310              $13,195,885
                                             =============            ==========            =============

(a)  Formerly Federated American Leaders Fund II. Change effective May 1, 2009.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                 FEDERATED                 FEDERATED
                                                  CAPITAL                   EQUITY
                                            APPRECIATION FUND II        INCOME FUND II
                                                SUB-ACCOUNT               SUB-ACCOUNT
-------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $(4,999)                 $335,644
 Net realized gain (loss) on security
  transactions                                       (43,984)                 (178,271)
 Net realized gain on distributions                       --                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                           345,299                 1,032,864
                                                ------------             -------------
 Net increase (decrease) in net assets
  resulting from operations                          296,316                 1,190,237
                                                ------------             -------------
UNIT TRANSACTIONS:
 Purchases                                               642                    32,492
 Net transfers                                       (17,640)                 (510,395)
 Surrenders for benefit payments and
  fees                                              (374,567)               (1,429,928)
 Net annuity transactions                                 --                    (1,000)
                                                ------------             -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (391,565)               (1,908,831)
                                                ------------             -------------
 Net increase (decrease) in net assets               (95,249)                 (718,594)
NET ASSETS:
 Beginning of year                                 3,086,071                11,127,977
                                                ------------             -------------
 End of year                                      $2,990,822               $10,409,383
                                                ============             =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              FEDERATED                FEDERATED
                                            FUND FOR U.S.               MID CAP                FEDERATED
                                              GOVERNMENT                GROWTH                HIGH INCOME
                                            SECURITIES II         STRATEGIES FUND II          BOND FUND II
                                             SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $122,288                 $(94,461)               $377,414
 Net realized gain (loss) on security
  transactions                                      6,599                 (380,834)                 26,354
 Net realized gain on distributions                    --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (1,994)               2,308,749               1,136,430
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       126,893                1,833,454               1,540,198
                                             ------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                            248                   38,017                     246
 Net transfers                                    298,954                 (340,909)                113,279
 Surrenders for benefit payments and
  fees                                           (529,412)              (1,266,019)               (579,762)
 Net annuity transactions                              --                     (522)                     --
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (230,210)              (1,569,433)               (466,237)
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets           (103,317)                 264,021               1,073,961
NET ASSETS:
 Beginning of year                              3,069,915                7,381,931               3,197,899
                                             ------------            -------------            ------------
 End of year                                   $2,966,598               $7,645,952              $4,271,860
                                             ============            =============            ============


                                              FEDERATED               FEDERATED               FEDERATED
                                            INTERNATIONAL               PRIME                  QUALITY
                                            EQUITY FUND II          MONEY FUND II            BOND FUND II
                                             SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $50,780                $(15,136)                $98,598
 Net realized gain (loss) on security
  transactions                                    (25,636)                     --                  15,406
 Net realized gain on distributions                    --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        954,206                      --                 205,712
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       979,350                 (15,136)                319,716
                                             ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                         21,765                   1,250                      --
 Net transfers                                   (148,629)                220,824                 211,187
 Surrenders for benefit payments and
  fees                                           (498,789)               (868,258)               (267,964)
 Net annuity transactions                              --                      --                      --
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (625,653)               (646,184)                (56,777)
                                             ------------            ------------            ------------
 Net increase (decrease) in net assets            353,697                (661,320)                262,939
NET ASSETS:
 Beginning of year                              2,988,624               2,137,504               1,661,276
                                             ------------            ------------            ------------
 End of year                                   $3,342,321              $1,476,184              $1,924,215
                                             ============            ============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                FEDERATED            GARTMORE NVIT
                                                 CAPITAL               DEVELOPING
                                              INCOME FUND II          MARKETS FUND
                                               SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $90,007                $4,734
 Net realized gain (loss) on security
  transactions                                      (46,201)                5,702
 Net realized gain on distributions                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          390,978               296,992
                                               ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                         434,784               307,428
                                               ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                               50                    32
 Net transfers                                      (59,380)                8,342
 Surrenders for benefit payments and
  fees                                             (193,949)              (90,883)
 Net annuity transactions                              (328)                 (392)
                                               ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 (253,607)              (82,901)
                                               ------------            ----------
 Net increase (decrease) in net assets              181,177               224,527
NET ASSETS:
 Beginning of year                                1,888,616               550,547
                                               ------------            ----------
 End of year                                     $2,069,793              $775,074
                                               ============            ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               HARTFORD            HARTFORD
                                           HARTFORD              TOTAL              CAPITAL
                                           ADVISERS           RETURN BOND        APPRECIATION
                                           HLS FUND            HLS FUND            HLS FUND
                                         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $709,723          $1,005,247            $(87,650)
 Net realized gain (loss) on security
  transactions                              (6,815,338)           (345,994)           (749,934)
 Net realized gain on distributions                 --                  --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                  27,833,582           4,498,047           7,726,459
                                        --------------       -------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                 21,727,967           5,157,300           6,888,875
                                        --------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                     546,304             331,706             234,474
 Net transfers                              (3,723,430)          3,374,998           2,024,834
 Surrenders for benefit payments and
  fees                                     (11,390,215)         (6,752,191)         (2,555,543)
 Net annuity transactions                      120,489             (10,213)              4,271
                                        --------------       -------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions         (14,446,852)         (3,055,700)           (291,964)
                                        --------------       -------------       -------------
 Net increase (decrease) in net assets       7,281,115           2,101,600           6,596,911
NET ASSETS:
 Beginning of year                          87,885,296          41,565,827          16,786,627
                                        --------------       -------------       -------------
 End of year                               $95,166,411         $43,667,427         $23,383,538
                                        ==============       =============       =============

                                          HARTFORD                HARTFORD              HARTFORD
                                          DIVIDEND              FUNDAMENTAL              GLOBAL
                                         AND GROWTH                GROWTH               ADVISERS
                                          HLS FUND                HLS FUND              HLS FUND
                                         SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $87,092               $(2,777)              $(8,697)
 Net realized gain (loss) on security
  transactions                               (203,187)              (51,190)                  968
 Net realized gain on distributions                --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                  2,234,722               193,230               137,255
                                        -------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                 2,118,627               139,263               129,526
                                        -------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                    120,123                 9,555                18,665
 Net transfers                                702,018               184,033               177,518
 Surrenders for benefit payments and
  fees                                     (1,166,110)              (53,545)              (61,039)
 Net annuity transactions                          --                   (88)                  (81)
                                        -------------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (343,969)              139,955               135,063
                                        -------------            ----------            ----------
 Net increase (decrease) in net assets      1,774,658               279,218               264,589
NET ASSETS:
 Beginning of year                          9,732,830               336,527               485,862
                                        -------------            ----------            ----------
 End of year                              $11,507,488              $615,745              $750,451
                                        =============            ==========            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                     HARTFORD
                                                 HARTFORD           DISCIPLINED
                                               GLOBAL GROWTH          EQUITY
                                                 HLS FUND            HLS FUND
                                                SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(310,189)            $40,150
 Net realized gain (loss) on security
  transactions                                    (2,003,739)         (1,396,763)
 Net realized gain on distributions                       --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        15,955,968           9,406,080
                                               -------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                       13,642,040           8,049,467
                                               -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                           420,098             398,658
 Net transfers                                    (1,835,054)         (1,647,976)
 Surrenders for benefit payments and
  fees                                            (6,038,944)         (5,201,631)
 Net annuity transactions                             50,766              47,750
                                               -------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (7,403,134)         (6,403,199)
                                               -------------       -------------
 Net increase (decrease) in net assets             6,238,906           1,646,268
NET ASSETS:
 Beginning of year                                45,666,574          39,066,373
                                               -------------       -------------
 End of year                                     $51,905,480         $40,712,641
                                               =============       =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                       HARTFORD
                                              HARTFORD                  GROWTH             HARTFORD
                                               GROWTH               OPPORTUNITIES         HIGH YIELD
                                              HLS FUND                 HLS FUND            HLS FUND
                                             SUB-ACCOUNT           SUB-ACCOUNT (B)        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(7,285)              $(1,441,519)         $1,101,463
 Net realized gain (loss) on security
  transactions                                  (133,879)              (19,359,616)            220,018
 Net realized gain on distributions                   --                        --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       343,435                69,341,965           4,096,470
                                             -----------            --------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                      202,271                48,540,830           5,417,951
                                             -----------            --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                         2,104                 1,735,122             155,686
 Net transfers                                    (1,381)               (7,597,318)          2,183,447
 Surrenders for benefit payments and
  fees                                          (244,937)              (21,513,877)         (2,626,965)
 Net annuity transactions                           (168)                  161,537              (2,075)
                                             -----------            --------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (244,382)              (27,214,536)           (289,907)
                                             -----------            --------------       -------------
 Net increase (decrease) in net assets           (42,111)               21,326,294           5,128,044
NET ASSETS:
 Beginning of year                               810,573               188,266,826          11,281,564
                                             -----------            --------------       -------------
 End of year                                    $768,462              $209,593,120         $16,409,608
                                             ===========            ==============       =============

                                                                   HARTFORD                HARTFORD
                                          HARTFORD              INTERNATIONAL           INTERNATIONAL
                                            INDEX                   GROWTH              SMALL COMPANY
                                          HLS FUND                 HLS FUND                HLS FUND
                                         SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $270,481                  $8,888                 $11,224
 Net realized gain (loss) on security
  transactions                             (3,420,713)               (467,779)               (597,215)
 Net realized gain on distributions            20,279                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 12,478,675               1,053,117               1,589,068
                                        -------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                 9,348,722                 594,226               1,003,077
                                        -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                    507,995                  52,293                  70,463
 Net transfers                             (2,043,003)                (77,943)               (121,295)
 Surrenders for benefit payments and
  fees                                     (5,654,104)               (291,858)               (319,729)
 Net annuity transactions                      33,061                      --                   5,857
                                        -------------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions         (7,156,051)               (317,508)               (364,704)
                                        -------------            ------------            ------------
 Net increase (decrease) in net assets      2,192,671                 276,718                 638,373
NET ASSETS:
 Beginning of year                         44,749,679               2,473,116               3,384,174
                                        -------------            ------------            ------------
 End of year                              $46,942,350              $2,749,834              $4,022,547
                                        =============            ============            ============

(b) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            HARTFORD            HARTFORD
                                          INTERNATIONAL          MIDCAP
                                          OPPORTUNITIES          GROWTH
                                            HLS FUND            HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $192,909           $(149,111)
 Net realized gain (loss) on security
  transactions                               (5,503,007)         (1,238,044)
 Net realized gain on distributions                  --                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   15,401,630           6,224,493
                                          -------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                  10,091,532           4,837,338
                                          -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                      547,724             211,327
 Net transfers                               (1,616,806)           (367,391)
 Surrenders for benefit payments and
  fees                                       (4,675,039)         (1,702,397)
 Net annuity transactions                         1,122               2,802
                                          -------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions           (5,742,999)         (1,855,659)
                                          -------------       -------------
 Net increase (decrease) in net assets        4,348,533           2,981,679
NET ASSETS:
 Beginning of year                           36,384,883          11,624,460
                                          -------------       -------------
 End of year                                $40,733,416         $14,606,139
                                          =============       =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           HARTFORD                 HARTFORD                 HARTFORD
                                         MONEY MARKET            SMALLCAP VALUE           SMALLCAP GROWTH
                                           HLS FUND                 HLS FUND                 HLS FUND
                                         SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $(484,024)               $(116,747)               $(507,877)
 Net realized gain (loss) on security
  transactions                                      --               (3,055,011)              (1,188,556)
 Net realized gain on distributions                 --                       --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          --                8,341,987               13,203,669
                                        --------------            -------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                   (484,024)               5,170,229               11,507,236
                                        --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                     351,142                  233,988                  461,273
 Net transfers                                (590,408)              (1,223,721)              (1,123,954)
 Surrenders for benefit payments and
  fees                                     (15,554,814)              (2,699,740)              (4,443,878)
 Net annuity transactions                          249                   13,030                   26,354
                                        --------------            -------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions         (15,793,831)              (3,676,443)              (5,080,205)
                                        --------------            -------------            -------------
 Net increase (decrease) in net assets     (16,277,855)               1,493,786                6,427,031
NET ASSETS:
 Beginning of year                          44,231,701               23,236,572               38,368,107
                                        --------------            -------------            -------------
 End of year                               $27,953,846              $24,730,358              $44,795,138
                                        ==============            =============            =============

                                                                       HARTFORD
                                               HARTFORD             U.S. GOVERNMENT             HARTFORD
                                                STOCK                 SECURITIES                 VALUE
                                               HLS FUND                HLS FUND                 HLS FUND
                                             SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $744                $(599,375)                 $5,125
 Net realized gain (loss) on security
  transactions                                   (157,820)                (137,068)               (168,164)
 Net realized gain on distributions                    --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,753,495                1,561,470                 481,041
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     1,596,419                  825,027                 318,002
                                             ------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                         67,095                  378,070                  15,027
 Net transfers                                   (282,966)                (372,024)               (176,758)
 Surrenders for benefit payments and
  fees                                           (737,231)              (7,157,097)               (211,709)
 Net annuity transactions                            (146)                 127,404                      --
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (953,248)              (7,023,647)               (373,440)
                                             ------------            -------------            ------------
 Net increase (decrease) in net assets            643,171               (6,198,620)                (55,438)
NET ASSETS:
 Beginning of year                              4,733,188               47,014,700               1,658,662
                                             ------------            -------------            ------------
 End of year                                   $5,376,359              $40,816,080              $1,603,224
                                             ============            =============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                            HARTFORD                 HARTFORD
                                              VALUE                   EQUITY
                                          OPPORTUNITIES               INCOME
                                            HLS FUND                 HLS FUND
                                           SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $(80,383)                $32,151
 Net realized gain (loss) on security
  transactions                               (1,555,515)               (116,769)
 Net realized gain on distributions                  --                  13,603
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   10,786,477                 431,010
                                          -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                   9,150,579                 359,995
                                          -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                      243,815                  20,320
 Net transfers                               (1,535,426)                (23,610)
 Surrenders for benefit payments and
  fees                                       (3,206,358)               (312,828)
 Net annuity transactions                         6,863                    (352)
                                          -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions           (4,491,106)               (316,470)
                                          -------------            ------------
 Net increase (decrease) in net assets        4,659,473                  43,525
NET ASSETS:
 Beginning of year                           23,619,770               2,461,220
                                          -------------            ------------
 End of year                                $28,279,243              $2,504,745
                                          =============            ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                            ING JPMORGAN
                                              EMERGING             ING GLOBAL             AIM V.I.
                                           MARKETS EQUITY          RESOURCES           GLOBAL HEALTH
                                             PORTFOLIO             PORTFOLIO             CARE FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $3,888                 $(628)                $(610)
 Net realized gain (loss) on security
  transactions                                    3,791                11,180                 9,044
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      159,313               132,212               145,207
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     166,992               142,764               153,641
                                             ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                           80                28,865                    32
 Net transfers                                  185,913               (30,896)               17,982
 Surrenders for benefit payments and
  fees                                          (16,820)              (46,874)              (46,363)
 Net annuity transactions                            --                   343                    --
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions              169,173               (48,562)              (28,349)
                                             ----------            ----------            ----------
 Net increase (decrease) in net assets          336,165                94,202               125,292
NET ASSETS:
 Beginning of year                              143,050               405,977               556,775
                                             ----------            ----------            ----------
 End of year                                   $479,215              $500,179              $682,067
                                             ==========            ==========            ==========


                                              AIM V.I.            MFS(R) GROWTH            MFS(R) HIGH
                                          TECHNOLOGY FUND             SERIES              INCOME SERIES
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(3,029)               $(16,019)                $74,792
 Net realized gain (loss) on security
  transactions                                  (18,366)                 43,430                 (46,683)
 Net realized gain on distributions                  --                      --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      329,526                 567,239                 359,384
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     308,131                 594,650                 387,493
                                             ----------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                           80                     968                     997
 Net transfers                                   47,622                  (7,671)                (51,994)
 Surrenders for benefit payments and
  fees                                          (88,389)               (247,201)               (152,272)
 Net annuity transactions                            --                    (621)                   (489)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (40,687)               (254,525)               (203,758)
                                             ----------            ------------            ------------
 Net increase (decrease) in net assets          267,444                 340,125                 183,735
NET ASSETS:
 Beginning of year                              580,820               1,776,731               1,026,699
                                             ----------            ------------            ------------
 End of year                                   $848,264              $2,116,856              $1,210,434
                                             ==========            ============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                                   NEUBERGER BERMAN
                                                                      AMT SHORT
                                            MFS(R) STRATEGIC        DURATION BOND
                                             INCOME SERIES            PORTFOLIO
                                              SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $21,199                $24,524
 Net realized gain (loss) on security
  transactions                                     (1,346)                (5,379)
 Net realized gain on distributions                    --                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         26,939                 14,112
                                               ----------             ----------
 Net increase (decrease) in net assets
  resulting from operations                        46,792                 33,257
                                               ----------             ----------
UNIT TRANSACTIONS:
 Purchases                                             --                     80
 Net transfers                                    (40,891)               103,763
 Surrenders for benefit payments and
  fees                                            (16,153)               (18,113)
 Net annuity transactions                              --                   (143)
                                               ----------             ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                (57,044)                85,587
                                               ----------             ----------
 Net increase (decrease) in net assets            (10,252)               118,844
NET ASSETS:
 Beginning of year                                262,470                271,040
                                               ----------             ----------
 End of year                                     $252,218               $389,884
                                               ==========             ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           NEUBERGER BERMAN           PIONEER                  DWS
                                             AMT PARTNERS             FUND VCT            INTERNATIONAL
                                              PORTFOLIO              PORTFOLIO            VIP PORTFOLIO
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $20,929                $6,094                 $31,261
 Net realized gain (loss) on security
  transactions                                      8,139                 8,106                 (32,044)
 Net realized gain on distributions               112,407                    --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        285,985               101,466                 297,409
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       427,460               115,666                 296,626
                                             ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                             --                    --                   2,141
 Net transfers                                    (29,002)               51,754                  (8,038)
 Surrenders for benefit payments and
  fees                                            (24,691)               (7,124)                (72,707)
 Net annuity transactions                              --                    --                  15,797
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (53,693)               44,630                 (62,807)
                                             ------------            ----------            ------------
 Net increase (decrease) in net assets            373,767               160,296                 233,819
NET ASSETS:
 Beginning of year                                816,481               387,893                 998,212
                                             ------------            ----------            ------------
 End of year                                   $1,190,248              $548,189              $1,232,031
                                             ============            ==========            ============

                                               PIONEER
                                                GROWTH                 VAN ECK                VAN ECK
                                          OPPORTUNITIES VCT           WORLDWIDE            WORLDWIDE HARD
                                              PORTFOLIO               BOND FUND             ASSETS FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(3,603)                $13,683                 $(5,256)
 Net realized gain (loss) on security
  transactions                                   (27,329)                (14,873)                  2,648
 Net realized gain on distributions                   --                      --                   4,021
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       328,153                  11,106                 758,024
                                              ----------             -----------            ------------
 Net increase (decrease) in net assets
  resulting from operations                      297,221                   9,916                 759,437
                                              ----------             -----------            ------------
UNIT TRANSACTIONS:
 Purchases                                            --                      32                  57,761
 Net transfers                                   (19,058)               (132,900)                953,392
 Surrenders for benefit payments and
  fees                                           (68,697)                (14,348)                (73,791)
 Net annuity transactions                             --                    (512)                     74
                                              ----------             -----------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (87,755)               (147,728)                937,436
                                              ----------             -----------            ------------
 Net increase (decrease) in net assets           209,466                (137,812)              1,696,873
NET ASSETS:
 Beginning of year                               726,348                 411,951                 615,397
                                              ----------             -----------            ------------
 End of year                                    $935,814                $274,139              $2,312,270
                                              ==========             ===========            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                               WELLS FARGO              WELLS FARGO
                                               ADVANTAGE VT            ADVANTAGE VT
                                                  ASSET                TOTAL RETURN
                                             ALLOCATION FUND             BOND FUND
                                               SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $10,048                 $179,734
 Net realized gain (loss) on security
  transactions                                      (25,146)                 (19,622)
 Net realized gain on distributions                      --                   24,471
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          218,296                  386,896
                                               ------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                         203,198                  571,479
                                               ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                              808                    1,240
 Net transfers                                       78,740                  (14,113)
 Surrenders for benefit payments and
  fees                                             (136,850)              (1,170,449)
 Net annuity transactions                             3,225                   49,834
                                               ------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (54,077)              (1,133,488)
                                               ------------            -------------
 Net increase (decrease) in net assets              149,121                 (562,009)
NET ASSETS:
 Beginning of year                                1,595,432                6,082,489
                                               ------------            -------------
 End of year                                     $1,744,553               $5,520,480
                                               ============            =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              WELLS FARGO            WELLS FARGO           WELLS FARGO           WELLS FARGO
                                             ADVANTAGE VT            ADVANTAGE VT          ADVANTAGE VT         ADVANTAGE VT
                                                EQUITY              C&B LARGE CAP         LARGE COMPANY         INTERNATIONAL
                                              INCOME FUND             VALUE FUND            CORE FUND             CORE FUND
                                              SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $66,538                  $783                  $478               $1,087
 Net realized gain (loss) on security
  transactions                                  (1,040,886)              (18,644)                 (471)             (16,630)
 Net realized gain on distributions                     --                    --                    --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       2,404,552               100,856                26,991               22,214
                                             -------------            ----------            ----------            ---------
 Net increase (decrease) in net assets
  resulting from operations                      1,430,204                82,995                26,998                6,671
                                             -------------            ----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                          17,075                   330                    --                   60
 Net transfers                                    (478,603)               27,602                15,344               (8,702)
 Surrenders for benefit payments and
  fees                                          (1,641,664)              (39,283)              (12,238)                 (25)
 Net annuity transactions                           84,699                    --                     4                   --
                                             -------------            ----------            ----------            ---------
 Net increase (decrease) in net assets
  resulting from unit transactions              (2,018,493)              (11,351)                3,110               (8,667)
                                             -------------            ----------            ----------            ---------
 Net increase (decrease) in net assets            (588,289)               71,644                30,108               (1,996)
NET ASSETS:
 Beginning of year                              12,047,404               367,201                73,418               85,360
                                             -------------            ----------            ----------            ---------
 End of year                                   $11,459,115              $438,845              $103,526              $83,364
                                             =============            ==========            ==========            =========

                                             WELLS FARGO             WELLS FARGO
                                             ADVANTAGE VT            ADVANTAGE VT           WELLS FARGO
                                            LARGE COMPANY             SMALL CAP             ADVANTAGE VT
                                             GROWTH FUND             GROWTH FUND           DISCOVERY FUND
                                             SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(45,053)               $(23,193)              $(1,731)
 Net realized gain (loss) on security
  transactions                                   (145,773)                (40,227)               13,498
 Net realized gain on distributions                    --                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      1,716,600                 750,019               122,911
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                     1,525,774                 686,599               134,678
                                             ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                         27,196                   4,521                    --
 Net transfers                                   (142,982)                (27,163)              (45,862)
 Surrenders for benefit payments and
  fees                                           (487,148)               (271,912)              (26,097)
 Net annuity transactions                          17,550                   9,767                    --
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions               (585,384)               (284,787)              (71,959)
                                             ------------            ------------            ----------
 Net increase (decrease) in net assets            940,390                 401,812                62,719
NET ASSETS:
 Beginning of year                              4,143,112               1,475,129               346,481
                                             ------------            ------------            ----------
 End of year                                   $5,083,502              $1,876,941              $409,200
                                             ============            ============            ==========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                      AMERICAN CENTURY VP
                                            AMERICAN CENTURY VP             CAPITAL
                                               BALANCED FUND           APPRECIATION FUND
                                                SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $29,461                   $(3,364)
 Net realized gain (loss) on security
  transactions                                        16,521                   (36,004)
 Net realized gain on distributions                  104,630                    70,258
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (479,556)                 (457,457)
                                                ------------              ------------
 Net increase (decrease) in net assets
  resulting from operations                         (328,944)                 (426,567)
                                                ------------              ------------
UNIT TRANSACTIONS:
 Purchases                                                --                       162
 Net transfers                                      (128,775)                 (325,540)
 Surrenders for benefit payments and
  fees                                              (183,677)                 (101,513)
 Other Settlements                                        --                        --
 Net annuity transactions                               (254)                       --
                                                ------------              ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (312,706)                 (426,891)
                                                ------------              ------------
 Net increase (decrease) in net assets              (641,650)                 (853,458)
NET ASSETS:
 Beginning of year                                 1,806,459                 1,194,305
                                                ------------              ------------
 End of year                                      $1,164,809                  $340,847
                                                ============              ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                         ALLIANCEBERNSTEIN VPS      AIM V.I.            AIM V.I.
                                             INTERNATIONAL            CORE            INTERNATIONAL
                                            GROWTH PORTFOLIO       EQUITY FUND         GROWTH FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(4,370)             $29,226            $(20,703)
 Net realized gain (loss) on security
  transactions                                     (76,121)              (6,518)            203,003
 Net realized gain on distributions                 19,751                   --              26,365
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (513,416)          (1,520,938)         (1,370,627)
                                              ------------        -------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                       (574,156)          (1,498,230)         (1,161,962)
                                              ------------        -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                             375               20,991               7,541
 Net transfers                                     (27,009)            (286,807)           (170,914)
 Surrenders for benefit payments and
  fees                                            (155,492)            (679,096)           (331,531)
 Other Settlements                                      --                  170                  78
 Net annuity transactions                               --                 (783)               (407)
                                              ------------        -------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (182,126)            (945,525)           (495,233)
                                              ------------        -------------       -------------
 Net increase (decrease) in net assets            (756,282)          (2,443,755)         (1,657,195)
NET ASSETS:
 Beginning of year                               1,285,297            5,378,640           3,063,427
                                              ------------        -------------       -------------
 End of year                                      $529,015           $2,934,885          $1,406,232
                                              ============        =============       =============

                                          ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS           FEDERATED
                                                  MONEY                   LARGE CAP                  AMERICAN
                                            MARKET PORTFOLIO           GROWTH PORTFOLIO          LEADERS FUND II
                                               SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------  -----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $70,251                   $(3,963)                  $145,810
 Net realized gain (loss) on security
  transactions                                           --                    15,544                 (1,007,171)
 Net realized gain on distributions                      --                        --                  6,704,477
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                               --                  (455,187)               (14,714,577)
                                              -------------              ------------             --------------
 Net increase (decrease) in net assets
  resulting from operations                          70,251                  (443,606)                (8,871,461)
                                              -------------              ------------             --------------
UNIT TRANSACTIONS:
 Purchases                                           45,618                       756                     53,025
 Net transfers                                    1,667,043                  (124,948)                (1,507,956)
 Surrenders for benefit payments and
  fees                                           (1,061,371)                 (130,048)                (6,468,128)
 Other Settlements                                       --                        --                         --
 Net annuity transactions                                --                        --                     (1,022)
                                              -------------              ------------             --------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  651,290                  (254,240)                (7,924,081)
                                              -------------              ------------             --------------
 Net increase (decrease) in net assets              721,541                  (697,846)               (16,795,542)
NET ASSETS:
 Beginning of year                                5,001,609                 1,239,746                 31,006,139
                                              -------------              ------------             --------------
 End of year                                     $5,723,150                  $541,900                $14,210,597
                                              =============              ============             ==============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                FEDERATED                FEDERATED
                                                 CAPITAL                   EQUITY
                                           APPRECIATION FUND II        INCOME FUND II
                                               SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $(43,160)                 $474,998
 Net realized gain (loss) on security
  transactions                                      423,530                   939,413
 Net realized gain on distributions                 112,968                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       (2,025,398)               (7,404,711)
                                               ------------            --------------
 Net increase (decrease) in net assets
  resulting from operations                      (1,532,060)               (5,990,300)
                                               ------------            --------------
UNIT TRANSACTIONS:
 Purchases                                            3,762                    48,667
 Net transfers                                      (69,549)               (1,026,457)
 Surrenders for benefit payments and
  fees                                           (2,141,388)               (5,589,835)
 Other Settlements                                       --                        --
 Net annuity transactions                                --                    (1,244)
                                               ------------            --------------
 Net increase (decrease) in net assets
  resulting from unit transactions               (2,207,175)               (6,568,869)
                                               ------------            --------------
 Net increase (decrease) in net assets           (3,739,235)              (12,559,169)
NET ASSETS:
 Beginning of year                                6,825,306                23,687,146
                                               ------------            --------------
 End of year                                     $3,086,071               $11,127,977
                                               ============            ==============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          FEDERATED                FEDERATED
                                        FUND FOR U.S.               MID CAP             FEDERATED
                                         GOVERNMENT                  GROWTH            HIGH INCOME
                                        SECURITIES II          STRATEGIES FUND II     BOND FUND II
                                         SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $134,232                 $(171,635)           $452,701
 Net realized gain (loss) on security
  transactions                                (12,129)                  361,639            (162,891)
 Net realized gain on distributions                --                 3,939,254                  --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                    (25,798)              (10,736,993)         (1,588,022)
                                        -------------            --------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                    96,305                (6,607,735)         (1,298,212)
                                        -------------            --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                        519                    62,700               5,756
 Net transfers                                563,346                  (570,723)           (317,376)
 Surrenders for benefit payments and
  fees                                     (1,000,460)               (4,227,146)         (1,427,727)
 Other Settlements                                 --                        --                  --
 Net annuity transactions                          --                      (699)                 --
                                        -------------            --------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions           (436,595)               (4,735,868)         (1,739,347)
                                        -------------            --------------       -------------
 Net increase (decrease) in net assets       (340,290)              (11,343,603)         (3,037,559)
NET ASSETS:
 Beginning of year                          3,410,205                18,725,534           6,235,458
                                        -------------            --------------       -------------
 End of year                               $3,069,915                $7,381,931          $3,197,899
                                        =============            ==============       =============


                                               FEDERATED                FEDERATED               FEDERATED
                                             INTERNATIONAL                PRIME                  QUALITY
                                            EQUITY FUND II            MONEY FUND II            BOND FUND II
                                              SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(33,485)                 $28,409                 $90,797
 Net realized gain (loss) on security
  transactions                                     484,361                       --                 (34,830)
 Net realized gain on distributions                     --                       --                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (3,406,647)                      --                (228,666)
                                             -------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                     (2,955,771)                  28,409                (172,699)
                                             -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                           8,076                    6,130                   3,042
 Net transfers                                    (147,437)               1,101,519                  32,967
 Surrenders for benefit payments and
  fees                                          (1,638,778)              (1,365,582)               (629,774)
 Other Settlements                                      --                       --                      --
 Net annuity transactions                               --                       --                      --
                                             -------------            -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (1,778,139)                (257,933)               (593,765)
                                             -------------            -------------            ------------
 Net increase (decrease) in net assets          (4,733,910)                (229,524)               (766,464)
NET ASSETS:
 Beginning of year                               7,722,534                2,367,028               2,427,740
                                             -------------            -------------            ------------
 End of year                                    $2,988,624               $2,137,504              $1,661,276
                                             =============            =============            ============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                 FEDERATED              GARTMORE NVIT
                                                  CAPITAL                DEVELOPING
                                              INCOME FUND II            MARKETS FUND
                                                SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $117,896                   $2,253
 Net realized gain (loss) on security
  transactions                                       (35,800)                   6,094
 Net realized gain on distributions                       --                  387,832
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (644,052)              (1,171,341)
                                               -------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                         (561,956)                (775,162)
                                               -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                             1,440                       89
 Net transfers                                        69,239                 (330,616)
 Surrenders for benefit payments and
  fees                                              (829,111)                (117,760)
 Other Settlements                                        --                       --
 Net annuity transactions                              4,545                    7,021
                                               -------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (753,887)                (441,266)
                                               -------------            -------------
 Net increase (decrease) in net assets            (1,315,843)              (1,216,428)
NET ASSETS:
 Beginning of year                                 3,204,459                1,766,975
                                               -------------            -------------
 End of year                                      $1,888,616                 $550,547
                                               =============            =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                HARTFORD             HARTFORD
                                           HARTFORD             LARGECAP              TOTAL
                                           ADVISERS              GROWTH            RETURN BOND
                                           HLS FUND             HLS FUND             HLS FUND
                                         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $1,837,924            $(435,889)          $2,374,807
 Net realized gain (loss) on security
  transactions                              (5,964,796)          (2,933,190)            (741,705)
 Net realized gain on distributions            800,884            8,287,370                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (44,555,343)         (38,890,149)          (6,263,809)
                                        --------------       --------------       --------------
 Net increase (decrease) in net assets
  resulting from operations                (47,881,331)         (33,971,858)          (4,630,707)
                                        --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                   1,709,908              999,255              512,156
 Net transfers                             (12,132,593)          (4,618,394)            (244,296)
 Surrenders for benefit payments and
  fees                                     (21,895,099)         (10,937,271)          (9,014,320)
 Other Settlements                             121,088               86,819               59,659
 Net annuity transactions                      188,988               46,536               41,261
                                        --------------       --------------       --------------
 Net increase (decrease) in net assets
  resulting from unit transactions         (32,007,708)         (14,423,055)          (8,645,540)
                                        --------------       --------------       --------------
 Net increase (decrease) in net assets     (79,889,039)         (48,394,913)         (13,276,247)
NET ASSETS:
 Beginning of year                         167,774,335           88,406,656           54,842,074
                                        --------------       --------------       --------------
 End of year                               $87,885,296          $40,011,743          $41,565,827
                                        ==============       ==============       ==============

                                           HARTFORD            HARTFORD                HARTFORD
                                           CAPITAL             DIVIDEND               FUNDAMENTAL
                                         APPRECIATION         AND GROWTH                GROWTH
                                           HLS FUND            HLS FUND                HLS FUND
                                         SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                  $78,128            $102,925                $(5,260)
 Net realized gain (loss) on security
  transactions                                (881,263)           (249,764)               (72,838)
 Net realized gain on distributions          2,747,996             279,579                 57,514
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (17,324,413)         (5,233,834)              (263,088)
                                        --------------       -------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                (15,379,552)         (5,101,094)              (283,672)
                                        --------------       -------------            -----------
UNIT TRANSACTIONS:
 Purchases                                     322,371             195,305                 13,201
 Net transfers                               1,485,705             884,853                285,555
 Surrenders for benefit payments and
  fees                                      (4,271,954)         (1,999,589)               (50,494)
 Other Settlements                              13,442               7,479                     95
 Net annuity transactions                       16,336                  --                     --
                                        --------------       -------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions          (2,434,100)           (911,952)               248,357
                                        --------------       -------------            -----------
 Net increase (decrease) in net assets     (17,813,652)         (6,013,046)               (35,315)
NET ASSETS:
 Beginning of year                          34,600,279          15,745,876                371,842
                                        --------------       -------------            -----------
 End of year                               $16,786,627          $9,732,830               $336,527
                                        ==============       =============            ===========

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                HARTFORD
                                                 GLOBAL             HARTFORD
                                                ADVISERS         GLOBAL GROWTH
                                                HLS FUND            HLS FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $20,741            $(597,777)
 Net realized gain (loss) on security
  transactions                                     (29,294)          (1,185,621)
 Net realized gain on distributions                  9,566            3,245,323
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (252,723)         (57,176,175)
                                               -----------       --------------
 Net increase (decrease) in net assets
  resulting from operations                       (251,710)         (55,714,250)
                                               -----------       --------------
UNIT TRANSACTIONS:
 Purchases                                          23,686              867,267
 Net transfers                                     402,941           (2,679,095)
 Surrenders for benefit payments and
  fees                                             (77,415)         (11,860,968)
 Other Settlements                                     219              160,004
 Net annuity transactions                            1,654               70,673
                                               -----------       --------------
 Net increase (decrease) in net assets
  resulting from unit transactions                 351,085          (13,442,119)
                                               -----------       --------------
 Net increase (decrease) in net assets              99,375          (69,156,369)
NET ASSETS:
 Beginning of year                                 386,487          114,822,943
                                               -----------       --------------
 End of year                                      $485,862          $45,666,574
                                               ===========       ==============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           HARTFORD                                     HARTFORD
                                         DISCIPLINED                HARTFORD             GROWTH
                                            EQUITY                   GROWTH           OPPORTUNITIES
                                           HLS FUND                 HLS FUND            HLS FUND
                                         SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $(177,444)               $(14,461)          $(2,437,931)
 Net realized gain (loss) on security
  transactions                                 635,498                 (57,135)           (9,472,883)
 Net realized gain on distributions          5,685,570                  43,820             9,990,133
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (32,711,706)               (616,640)         (138,429,309)
                                        --------------            ------------       ---------------
 Net increase (decrease) in net assets
  resulting from operations                (26,568,082)               (644,416)         (140,349,990)
                                        --------------            ------------       ---------------
UNIT TRANSACTIONS:
 Purchases                                     664,088                  23,398             2,403,697
 Net transfers                              (4,226,288)                122,975           (13,872,857)
 Surrenders for benefit payments and
  fees                                      (8,645,446)               (271,296)          (32,066,837)
 Other Settlements                              99,963                     435               164,601
 Net annuity transactions                       21,602                   3,846               461,229
                                        --------------            ------------       ---------------
 Net increase (decrease) in net assets
  resulting from unit transactions         (12,086,081)               (120,642)          (42,910,167)
                                        --------------            ------------       ---------------
 Net increase (decrease) in net assets     (38,654,163)               (765,058)         (183,260,157)
NET ASSETS:
 Beginning of year                          77,720,536               1,575,631           331,515,240
                                        --------------            ------------       ---------------
 End of year                               $39,066,373                $810,573          $148,255,083
                                        ==============            ============       ===============

                                                                                        HARTFORD
                                               HARTFORD             HARTFORD          INTERNATIONAL
                                              HIGH YIELD             INDEX               GROWTH
                                               HLS FUND             HLS FUND            HLS FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $1,230,450             $422,192            $(26,916)
 Net realized gain (loss) on security
  transactions                                    (552,676)          (2,301,157)           (546,866)
 Net realized gain on distributions                     --            1,598,048             277,538
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (5,069,040)         (30,054,029)         (3,565,903)
                                             -------------       --------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                     (4,391,266)         (30,334,946)         (3,862,147)
                                             -------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                         148,827              991,260             139,084
 Net transfers                                  (1,197,901)          (4,848,389)           (405,080)
 Surrenders for benefit payments and
  fees                                          (2,967,419)         (11,161,099)           (901,756)
 Other Settlements                                  46,444               74,378               3,140
 Net annuity transactions                            1,633               83,931                  --
                                             -------------       --------------       -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (3,968,416)         (14,859,919)         (1,164,612)
                                             -------------       --------------       -------------
 Net increase (decrease) in net assets          (8,359,682)         (45,194,865)         (5,026,759)
NET ASSETS:
 Beginning of year                              19,641,246           89,944,544           7,499,875
                                             -------------       --------------       -------------
 End of year                                   $11,281,564          $44,749,679          $2,473,116
                                             =============       ==============       =============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                 HARTFORD             HARTFORD
                                               INTERNATIONAL       INTERNATIONAL
                                               SMALL COMPANY       OPPORTUNITIES
                                                 HLS FUND             HLS FUND
                                                SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(19,762)            $383,096
 Net realized gain (loss) on security
  transactions                                      (728,690)          (2,537,149)
 Net realized gain on distributions                  182,963            2,443,963
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (2,640,336)         (30,827,281)
                                               -------------       --------------
 Net increase (decrease) in net assets
  resulting from operations                       (3,205,825)         (30,537,371)
                                               -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                            80,079              839,940
 Net transfers                                    (1,544,853)          (2,878,308)
 Surrenders for benefit payments and
  fees                                            (1,102,629)          (9,470,846)
 Other Settlements                                     4,054              135,495
 Net annuity transactions                               (352)              12,571
                                               -------------       --------------
 Net increase (decrease) in net assets
  resulting from unit transactions                (2,563,701)         (11,361,148)
                                               -------------       --------------
 Net increase (decrease) in net assets            (5,769,526)         (41,898,519)
NET ASSETS:
 Beginning of year                                 9,153,700           78,283,402
                                               -------------       --------------
 End of year                                      $3,384,174          $36,384,883
                                               =============       ==============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           HARTFORD
                                            MIDCAP              HARTFORD                  HARTFORD
                                            GROWTH            MONEY MARKET             SMALLCAP VALUE
                                           HLS FUND             HLS FUND                  HLS FUND
                                         SUB-ACCOUNT          SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                $(231,006)            $254,702                 $(107,004)
 Net realized gain (loss) on security
  transactions                              (1,202,361)                  --                (2,775,695)
 Net realized gain on distributions            207,117                   --                   300,759
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (10,334,492)                  --                (8,941,195)
                                        --------------       --------------            --------------
 Net increase (decrease) in net assets
  resulting from operations                (11,560,742)             254,702               (11,523,135)
                                        --------------       --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                     338,497            1,974,151                   408,893
 Net transfers                              (1,906,583)          27,449,454                (4,785,016)
 Surrenders for benefit payments and
  fees                                      (3,836,933)         (20,971,556)               (5,331,883)
 Other Settlements                              19,792               64,733                    25,418
 Net annuity transactions                        1,137              (90,397)                    1,182
                                        --------------       --------------            --------------
 Net increase (decrease) in net assets
  resulting from unit transactions          (5,384,090)           8,426,385                (9,681,406)
                                        --------------       --------------            --------------
 Net increase (decrease) in net assets     (16,944,832)           8,681,087               (21,204,541)
NET ASSETS:
 Beginning of year                          28,569,292           35,550,614                44,441,113
                                        --------------       --------------            --------------
 End of year                               $11,624,460          $44,231,701               $23,236,572
                                        ==============       ==============            ==============

                                                                                              HARTFORD
                                                HARTFORD            HARTFORD              U.S. GOVERNMENT
                                            SMALLCAP GROWTH           STOCK                  SECURITIES
                                                HLS FUND            HLS FUND                  HLS FUND
                                              SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT (A)
--------------------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(571,531)            $30,489                $3,382,737
 Net realized gain (loss) on security
  transactions                                     (392,397)           (127,875)                   46,549
 Net realized gain on distributions                 446,178              46,578                        --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (25,557,531)         (3,959,369)               (4,559,017)
                                             --------------       -------------            --------------
 Net increase (decrease) in net assets
  resulting from operations                     (26,075,281)         (4,010,177)               (1,129,731)
                                             --------------       -------------            --------------
UNIT TRANSACTIONS:
 Purchases                                          834,059              93,057                   711,985
 Net transfers                                   (4,758,515)           (579,738)                2,362,306
 Surrenders for benefit payments and
  fees                                           (9,154,743)         (1,251,133)              (10,743,867)
 Other Settlements                                  126,539               7,287                    65,785
 Net annuity transactions                            48,284               2,637                   251,890
                                             --------------       -------------            --------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (12,904,376)         (1,727,890)               (7,351,901)
                                             --------------       -------------            --------------
 Net increase (decrease) in net assets          (38,979,657)         (5,738,067)               (8,481,632)
NET ASSETS:
 Beginning of year                               77,347,764          10,471,255                55,496,332
                                             --------------       -------------            --------------
 End of year                                    $38,368,107          $4,733,188               $47,014,700
                                             ==============       =============            ==============

(a) Effective September 26, 2008, Hartford Mortgage Securities HLS Fund merged with Hartford U.S. Government Securities HLS Fund.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                 HARTFORD
                                            HARTFORD              VALUE
                                              VALUE           OPPORTUNITIES
                                            HLS FUND             HLS FUND
                                           SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $7,496             $169,313
 Net realized gain (loss) on security
  transactions                                 (146,798)          (1,645,044)
 Net realized gain on distributions             164,612              257,404
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                   (1,018,494)         (18,257,812)
                                          -------------       --------------
 Net increase (decrease) in net assets
  resulting from operations                    (993,184)         (19,476,139)
                                          -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                       25,479              478,215
 Net transfers                                  (81,976)          (4,760,613)
 Surrenders for benefit payments and
  fees                                         (478,056)          (6,199,036)
 Other Settlements                                1,233               39,984
 Net annuity transactions                            --                7,853
                                          -------------       --------------
 Net increase (decrease) in net assets
  resulting from unit transactions             (533,320)         (10,433,597)
                                          -------------       --------------
 Net increase (decrease) in net assets       (1,526,504)         (29,909,736)
NET ASSETS:
 Beginning of year                            3,185,166           53,529,506
                                          -------------       --------------
 End of year                                 $1,658,662          $23,619,770
                                          =============       ==============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                          HARTFORD              ING JPMORGAN
                                           EQUITY                 EMERGING              ING GLOBAL
                                           INCOME              MARKETS EQUITY            RESOURCES
                                          HLS FUND                PORTFOLIO              PORTFOLIO
                                         SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $50,718                 $5,692                $10,783
 Net realized gain (loss) on security
  transactions                               (206,515)                24,508                (93,430)
 Net realized gain on distributions           227,803                 15,866                144,850
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (1,298,279)              (226,602)              (362,220)
                                        -------------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from operations                (1,226,273)              (180,536)              (300,017)
                                        -------------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                     54,257                    110                    111
 Net transfers                               (498,720)               (93,240)               (24,444)
 Surrenders for benefit payments and
  fees                                       (560,338)               (93,507)               (88,234)
 Other Settlements                              1,626                     --                     --
 Net annuity transactions                       5,852                     --                     --
                                        -------------            -----------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (997,323)              (186,637)              (112,567)
                                        -------------            -----------            -----------
 Net increase (decrease) in net assets     (2,223,596)              (367,173)              (412,584)
NET ASSETS:
 Beginning of year                          4,684,816                510,223                818,561
                                        -------------            -----------            -----------
 End of year                               $2,461,220               $143,050               $405,977
                                        =============            ===========            ===========


                                              AIM V.I.
                                            GLOBAL HEALTH             AIM V.I.              MFS(R) GROWTH
                                              CARE FUND           TECHNOLOGY FUND              SERIES
                                             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT (B)
--------------------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                    $(3,475)                $(4,851)                $(25,832)
 Net realized gain (loss) on security
  transactions                                    41,366                (119,108)                 100,420
 Net realized gain on distributions              145,845                      --                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (434,573)               (462,771)              (1,278,932)
                                             -----------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                     (250,837)               (586,730)              (1,204,344)
                                             -----------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                                         9,700                     110                    9,561
 Net transfers                                   (27,575)               (338,749)                 (64,063)
 Surrenders for benefit payments and
  fees                                          (158,209)                (30,746)                (359,656)
 Other Settlements                                    --                      --                      192
 Net annuity transactions                             --                      --                    2,085
                                             -----------            ------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (176,084)               (369,385)                (411,881)
                                             -----------            ------------            -------------
 Net increase (decrease) in net assets          (426,921)               (956,115)              (1,616,225)
NET ASSETS:
 Beginning of year                               983,696               1,536,935                3,392,956
                                             -----------            ------------            -------------
 End of year                                    $556,775                $580,820               $1,776,731
                                             ===========            ============            =============

(b) Formerly MFS(R) Emerging Growth Series. Change effective May 1, 2008.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------


                                               MFS(R) HIGH          MFS(R) STRATEGIC
                                              INCOME SERIES          INCOME SERIES
                                               SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                      $132,044               $14,785
 Net realized gain (loss) on security
  transactions                                      (59,090)                 (418)
 Net realized gain on distributions                      --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                         (558,152)              (44,579)
                                               ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                        (485,198)              (30,212)
                                               ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                              120                    --
 Net transfers                                      (88,729)               60,711
 Surrenders for benefit payments and
  fees                                             (403,872)              (18,489)
 Other Settlements                                      101                    --
 Net annuity transactions                              (625)                   --
                                               ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions                 (493,005)               42,222
                                               ------------            ----------
 Net increase (decrease) in net assets             (978,203)               12,010
NET ASSETS:
 Beginning of year                                2,004,902               250,460
                                               ------------            ----------
 End of year                                     $1,026,699              $262,470
                                               ============            ==========

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                           NEUBERGER BERMAN
                                               AMT SHORT            NEUBERGER BERMAN             PIONEER
                                             DURATION BOND            AMT PARTNERS              FUND VCT
                                               PORTFOLIO                PORTFOLIO               PORTFOLIO
                                            SUB-ACCOUNT (C)            SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $14,754                    $1,881                 $8,751
 Net realized gain (loss) on security
  transactions                                     (6,881)                   18,355                (19,194)
 Net realized gain on distributions                    --                   243,056                 26,771
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (57,986)               (1,188,092)              (282,464)
                                              -----------             -------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                       (50,113)                 (924,800)              (266,136)
                                              -----------             -------------            -----------
UNIT TRANSACTIONS:
 Purchases                                            290                     2,431                    252
 Net transfers                                    (13,355)                  294,951                (61,319)
 Surrenders for benefit payments and
  fees                                            (37,715)                 (143,906)              (115,044)
 Other Settlements                                     --                        --                     --
 Net annuity transactions                              19                        --                     --
                                              -----------             -------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions                (50,761)                  153,476               (176,111)
                                              -----------             -------------            -----------
 Net increase (decrease) in net assets           (100,874)                 (771,324)              (442,247)
NET ASSETS:
 Beginning of year                                371,914                 1,587,805                830,140
                                              -----------             -------------            -----------
 End of year                                     $271,040                  $816,481               $387,893
                                              ===========             =============            ===========

                                                                   PIONEER
                                             DWS                    GROWTH                VAN ECK
                                        INTERNATIONAL         OPPORTUNITIES VCT          WORLDWIDE
                                        VIP PORTFOLIO             PORTFOLIO              BOND FUND
                                         SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                   $(284)                $(4,392)              $28,805
 Net realized gain (loss) on security
  transactions                                 10,916                  (4,847)               (3,782)
 Net realized gain on distributions           290,637                  94,877                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                 (1,289,620)               (506,666)              (17,649)
                                        -------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from operations                  (988,351)               (421,028)                7,374
                                        -------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                      5,448                      75                 2,074
 Net transfers                                 (3,480)                (51,415)               68,186
 Surrenders for benefit payments and
  fees                                       (139,930)                (64,814)               (7,050)
 Other Settlements                                119                      --                    --
 Net annuity transactions                        (315)                     --                 6,402
                                        -------------            ------------            ----------
 Net increase (decrease) in net assets
  resulting from unit transactions           (138,158)               (116,154)               69,612
                                        -------------            ------------            ----------
 Net increase (decrease) in net assets     (1,126,509)               (537,182)               76,986
NET ASSETS:
 Beginning of year                          2,124,721               1,263,530               334,965
                                        -------------            ------------            ----------
 End of year                                 $998,212                $726,348              $411,951
                                        =============            ============            ==========

(c) Formerly Lehman Brothers AMT Short Duration Bond Portfolio. Change effective September 26, 2008.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                                         WELLS FARGO
                                                  VAN ECK               ADVANTAGE VT
                                              WORLDWIDE HARD                ASSET
                                                ASSETS FUND            ALLOCATION FUND
                                                SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                        $(1,985)                 $23,006
 Net realized gain (loss) on security
  transactions                                      (116,613)                 (36,551)
 Net realized gain on distributions                  231,333                  198,790
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                          (747,489)              (1,011,472)
                                               -------------            -------------
 Net increase (decrease) in net assets
  resulting from operations                         (634,754)                (826,227)
                                               -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                             4,844                   17,000
 Net transfers                                      (290,919)                (259,480)
 Surrenders for benefit payments and
  fees                                               (94,249)                (376,512)
 Other Settlements                                        --                       63
 Net annuity transactions                                 --                   (1,303)
                                               -------------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (380,324)                (620,232)
                                               -------------            -------------
 Net increase (decrease) in net assets            (1,015,078)              (1,446,459)
NET ASSETS:
 Beginning of year                                 1,630,475                3,041,891
                                               -------------            -------------
 End of year                                        $615,397               $1,595,432
                                               =============            =============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              WELLS FARGO         WELLS FARGO              WELLS FARGO
                                             ADVANTAGE VT         ADVANTAGE VT            ADVANTAGE VT
                                             TOTAL RETURN            EQUITY               C&B LARGE CAP
                                               BOND FUND          INCOME FUND              VALUE FUND
                                              SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $237,648              $86,883                   $497
 Net realized gain (loss) on security
  transactions                                     (77,120)              16,167                 10,707
 Net realized gain on distributions                     --            2,715,157                     --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (100,753)         (10,650,039)              (237,176)
                                             -------------       --------------            -----------
 Net increase (decrease) in net assets
  resulting from operations                         59,775           (7,831,832)              (225,972)
                                             -------------       --------------            -----------
UNIT TRANSACTIONS:
 Purchases                                          16,467               26,213                    211
 Net transfers                                    (166,967)            (574,551)               (37,958)
 Surrenders for benefit payments and
  fees                                          (2,069,435)          (2,877,146)               (89,493)
 Other Settlements                                     249                1,296                     36
 Net annuity transactions                             (930)              44,011                     --
                                             -------------       --------------            -----------
 Net increase (decrease) in net assets
  resulting from unit transactions              (2,220,616)          (3,380,177)              (127,204)
                                             -------------       --------------            -----------
 Net increase (decrease) in net assets          (2,160,841)         (11,212,009)              (353,176)
NET ASSETS:
 Beginning of year                               8,243,330           23,259,413                720,377
                                             -------------       --------------            -----------
 End of year                                    $6,082,489          $12,047,404               $367,201
                                             =============       ==============            ===========

                                            WELLS FARGO            WELLS FARGO             WELLS FARGO
                                            ADVANTAGE VT          ADVANTAGE VT            ADVANTAGE VT
                                           LARGE COMPANY          INTERNATIONAL           LARGE COMPANY
                                             CORE FUND              CORE FUND              GROWTH FUND
                                            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                     $(371)                  $840                 $(69,730)
 Net realized gain (loss) on security
  transactions                                    7,495                 (9,875)                  33,851
 Net realized gain on distributions                  --                 29,509                       --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      (51,691)              (100,191)              (2,923,068)
                                             ----------            -----------            -------------
 Net increase (decrease) in net assets
  resulting from operations                     (44,567)               (79,717)              (2,958,947)
                                             ----------            -----------            -------------
UNIT TRANSACTIONS:
 Purchases                                           --                     60                   14,376
 Net transfers                                  (10,334)               (18,167)                (194,701)
 Surrenders for benefit payments and
  fees                                           (8,164)               (20,500)                (930,825)
 Other Settlements                                   36                     12                      899
 Net annuity transactions                            --                     --                   (8,752)
                                             ----------            -----------            -------------
 Net increase (decrease) in net assets
  resulting from unit transactions              (18,462)               (38,595)              (1,119,003)
                                             ----------            -----------            -------------
 Net increase (decrease) in net assets          (63,029)              (118,312)              (4,077,950)
NET ASSETS:
 Beginning of year                              136,447                203,672                8,221,062
                                             ----------            -----------            -------------
 End of year                                    $73,418                $85,360               $4,143,112
                                             ==========            ===========            =============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------

                                                WELLS FARGO
                                               ADVANTAGE VT             WELLS FARGO
                                                 SMALL CAP              ADVANTAGE VT
                                                GROWTH FUND            DISCOVERY FUND
                                                SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                       $(32,819)                $(3,335)
 Net realized gain (loss) on security
  transactions                                        18,175                  18,266
 Net realized gain on distributions                  639,473                      --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        (1,850,334)               (401,152)
                                               -------------            ------------
 Net increase (decrease) in net assets
  resulting from operations                       (1,225,505)               (386,221)
                                               -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                            10,280                   2,521
 Net transfers                                      (113,367)               (179,046)
 Surrenders for benefit payments and
  fees                                              (450,918)               (168,165)
 Other Settlements                                       517
 Net annuity transactions                               (570)                     --
                                               -------------            ------------
 Net increase (decrease) in net assets
  resulting from unit transactions                  (554,058)               (344,690)
                                               -------------            ------------
 Net increase (decrease) in net assets            (1,779,563)               (730,911)
NET ASSETS:
 Beginning of year                                 3,254,692               1,077,392
                                               -------------            ------------
 End of year                                      $1,475,129                $346,481
                                               =============            ============

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Variable Account D (the "Account") is a separate investment account within Union Security Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. On April 1, 2001, Union Security Insurance Company entered into an agreement with Hartford Life and Annuity Insurance Company to co-insure the obligations of Union Security Insurance Company under the variable annuity contracts and to provide administration for the Contracts. Effective, September 6, 2005 Fortis Benefits Insurance Company merged with Union Security Insurance Company. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "Sub-Accounts"): the American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, AIM V.I. Core Equity Fund, AIM V.I. International Growth Fund, AllianceBernstein VPS Money Market Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, Federated Clover Value Fund II, Federated Capital Appreciation Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities II, Federated Mid Cap Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Capital Income Fund II, Gartmore NVIT Developing Markets Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Value HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, ING JPMorgan Emerging Markets Equity Portfolio, ING Global Resources Portfolio, AIM V.I. Global Health Care Fund, AIM V.I. Technology Fund, MFS(R) Growth Series, MFS(R) High Income Series, MFS(R) Strategic Income Series, Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, DWS International VIP Portfolio, Pioneer Growth Opportunities VCT Portfolio, Van Eck Worldwide Bond Fund, Van Eck Worldwide Hard Assets Fund, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT C&B Large Cap Value Fund, Wells Fargo Advantage VT Large Company Core Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, and Wells Fargo Advantage VT Discovery Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported

-------------------------------------------------------------------------------

       amounts of income and expenses during the period. The most significant estimate is fair value measurements. Actual results could vary from the amounts derived from management's estimates.

       e) SUBSEQUENT EVENTS -- Management has evaluated events subsequent to December 31, 2009 and through the Account's financial statement issuance date of February 23, 2010, noting there are no subsequent events requiring disclosure. Management has not evaluated subsequent events after that date for presentation in these financial statements.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- The Account's investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the closing net asset value as determined by the appropriate Fund, which in turn value their investment securities at fair value, as of December 31, 2009.

       For financial instruments that are carried at fair value a hierarchy is used to place the instruments into three broad levels (Level 1, 2 or 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       LEVEL 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2009, the Account invests in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- Management has continued to evaluate the application of ASC 740-10 to the Account to determine whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Account has determined no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of ASC 740-10. The Account is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The 2007 through 2009 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

       i) REGULATORY DEVELOPMENTS -- On July 23, 2007, the Hartford Financial Services Group (the "Parent Company") entered into an agreement with the New York Attorney General's Office, the Connecticut Attorney General's Office, and the Illinois Attorney General's Office to resolve the investigation by the New York Attorney General's Office of aspects of the Parent Company's variable annuity and mutual fund operations related to market timing.

       In May 2008, the Parent Company paid restitution to the Account to compensate certain variable annuity contract owners for market timing activities from 1998 through 2003. The restitution associated with this settlement is included in the 2008 accompanying statements of changes in net assets in the other settlements line item.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as issuer of variable annuity contracts provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of 1.40% of the Account's average daily net assets.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum annual rate of 5.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 to $35 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $25,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       d) ADMINISTRATIVE CHARGE -- The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.15% of the contract's value.

       e) RIDER CHARGES -- The Company will charge an expense for various Rider charges, which are included in the mortality and expense risk charges in the accompanying statements of operations. For further detail regarding specific product rider charges, please refer to Footnote 6, Financial Highlights.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
American Century VP Balanced Fund                       $549,316      $1,156,209
American Century VP Capital Appreciation Fund            127,170          81,436
AllianceBernstein VPS International Growth
 Portfolio                                               117,748         101,128
AIM V.I. Core Equity Fund                                120,828         657,149
AIM V.I. International Growth Fund                        38,765         413,033
AllianceBernstein VPS Money Market Portfolio             788,822       2,593,716
AllianceBernstein VPS Large Cap Growth Portfolio          34,361          65,221
Federated Clover Value Fund II                           523,259       2,799,619
Federated Capital Appreciation Fund II                   170,543         567,107
Federated Equity Income Fund II                          528,639       2,101,827
Federated Fund for U.S. Government Securities II         694,041         801,963
Federated Mid Cap Growth Strategies Fund II              208,801       1,872,695
Federated High Income Bond Fund II                       813,725         902,548
Federated International Equity Fund II                   224,735         799,608
Federated Prime Money Fund II                            526,923       1,188,243
Federated Quality Bond Fund II                           540,484         498,663
Federated Capital Income Fund II                         239,946         403,546
Gartmore NVIT Developing Markets Fund                     73,203         151,370
Hartford Advisers HLS Fund                             2,189,554      15,926,703
Hartford Total Return Bond HLS Fund                    4,924,305       6,974,752
Hartford Capital Appreciation HLS Fund                 2,831,466       3,211,058
Hartford Dividend and Growth HLS Fund                  1,353,642       1,610,531
Hartford Fundamental Growth HLS Fund                     319,120         181,942
Hartford Global Advisers HLS Fund                        298,892         172,526
Hartford Global Growth HLS Fund                          482,789       8,196,112
Hartford Disciplined Equity HLS Fund                     786,286       7,149,336

-------------------------------------------------------------------------------

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
Hartford Growth HLS Fund                                $134,025        $385,692
Hartford Growth Opportunities HLS Fund                44,939,279      73,595,359
Hartford High Yield HLS Fund                           4,730,629       3,919,073
Hartford Index HLS Fund                                1,605,265       8,470,558
Hartford International Growth HLS Fund                   389,289         697,910
Hartford International Small Company HLS Fund            558,115         911,594
Hartford International Opportunities HLS Fund          1,488,994       7,039,057
Hartford MidCap Growth HLS Fund                          950,512       2,955,283
Hartford Money Market HLS Fund                         5,984,976      22,262,855
Hartford SmallCap Value HLS Fund                         648,384       4,441,572
Hartford SmallCap Growth HLS Fund                        449,089       6,037,173
Hartford Stock HLS Fund                                  312,439       1,264,940
Hartford U.S. Government Securities HLS Fund           2,316,110       9,939,132
Hartford Value HLS Fund                                  313,960         682,276
Hartford Value Opportunities HLS Fund                    759,338       5,330,829
Hartford Equity Income HLS Fund                          305,554         576,270
ING JPMorgan Emerging Markets Equity Portfolio           263,704          90,643
ING Global Resources Portfolio                            91,767         140,951
AIM V.I. Global Health Care Fund                          39,882          68,842
AIM V.I. Technology Fund                                  74,043         117,758
MFS(R) Growth Series                                      72,261         342,803
MFS(R) High Income Series                                183,763         312,728
MFS(R) Strategic Income Series                            90,888         126,732
Neuberger Berman AMT Short Duration Bond
 Portfolio                                               197,488          87,376
Neuberger Berman AMT Partners Portfolio                  235,178         155,535
Pioneer Fund VCT Portfolio                               122,146          71,422
DWS International VIP Portfolio                           51,543          83,089
Pioneer Growth Opportunities VCT Portfolio                82,321         173,679
Van Eck Worldwide Bond Fund                              155,015         289,058
Van Eck Worldwide Hard Assets Fund                     1,120,395         184,196
Wells Fargo Advantage VT Asset Allocation Fund           126,259         170,289
Wells Fargo Advantage VT Total Return Bond Fund          438,833       1,368,087
Wells Fargo Advantage VT Equity Income Fund              298,171       2,250,124
Wells Fargo Advantage VT C&B Large Cap Value
 Fund                                                     70,806          81,374
Wells Fargo Advantage VT Large Company Core Fund          17,241          13,654
Wells Fargo Advantage VT International Core Fund           7,025          14,605
Wells Fargo Advantage VT Large Company Growth
 Fund                                                     42,174         672,611
Wells Fargo Advantage VT Small Cap Growth Fund            36,292         344,272
Wells Fargo Advantage VT Discovery Fund                   46,803         120,493
                                                   -------------  --------------
                                                     $89,257,319    $216,367,935
                                                   =============  ==============

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

5.   CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2009 were as follows:

                                     UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                          ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
American Century VP Balanced Fund      30,507      72,779           (42,272)
American Century VP Capital
 Appreciation Fund                      8,996       5,868             3,128
AllianceBernstein VPS
 International Growth Portfolio        16,334      17,006              (672)
AIM V.I. Core Equity Fund               7,208      67,767           (60,559)
AIM V.I. International Growth
 Fund                                   2,128      34,049           (31,921)
AllianceBernstein VPS Money
 Market Portfolio                      54,607     178,873          (124,266)
AllianceBernstein VPS Large Cap
 Growth Portfolio                       2,880       4,776            (1,896)
Federated Clover Value Fund II         23,550     363,450          (339,900)
Federated Capital Appreciation
 Fund II                               27,909     114,020           (86,111)
Federated Equity Income Fund II         7,697     241,135          (233,438)
Federated Fund for U.S.
 Government Securities II              33,923      49,034           (15,111)
Federated Mid Cap Growth
 Strategies Fund II                    21,645     179,540          (157,895)
Federated High Income Bond Fund
 II                                    27,943      65,177           (37,234)
Federated International Equity
 Fund II                               14,562      92,203           (77,641)
Federated Prime Money Fund II          43,290      97,004           (53,714)
Federated Quality Bond Fund II         31,015      34,403            (3,388)
Federated Capital Income Fund II       12,598      49,217           (36,619)
Gartmore NVIT Developing Markets
 Fund                                   3,924       9,493            (5,569)
Hartford Advisers HLS Fund            145,212   4,593,562        (4,448,350)
Hartford Total Return Bond HLS
 Fund                                 966,637   2,012,912        (1,046,275)
Hartford Capital Appreciation HLS
 Fund                               1,716,471   2,089,690          (373,219)
Hartford Dividend and Growth HLS
 Fund                                 939,147   1,289,380          (350,233)
Hartford Fundamental Growth HLS
 Fund                                 358,004     223,148           134,856
Hartford Global Advisers HLS Fund     295,734     156,694           139,040
Hartford Global Growth HLS Fund        21,731     489,378          (467,647)
Hartford Disciplined Equity HLS
 Fund                                  30,468     453,429          (422,961)
Hartford Growth HLS Fund              142,140     402,687          (260,547)
Hartford Growth Opportunities HLS
 Fund                               7,406,299   8,655,751        (1,249,452)
Hartford High Yield HLS Fund          275,481     294,335           (18,854)
Hartford Index HLS Fund                85,553     675,053          (589,500)
Hartford International Growth HLS
 Fund                                 377,706     739,327          (361,621)
Hartford International Small
 Company HLS Fund                     317,734     629,574          (311,840)
Hartford International
 Opportunities HLS Fund               553,722   4,040,886        (3,487,164)
Hartford MidCap Growth HLS Fund        92,175     273,976          (181,801)
Hartford Money Market HLS Fund      2,597,473   9,794,833        (7,197,360)
Hartford SmallCap Value HLS Fund       30,264     255,654          (225,390)
Hartford SmallCap Growth HLS Fund      35,639     347,570          (311,931)
Hartford Stock HLS Fund               226,343   1,168,941          (942,598)
Hartford U.S. Government
 Securities HLS Fund                  133,632     484,132          (350,500)
Hartford Value HLS Fund               302,294     672,578          (370,284)
Hartford Value Opportunities HLS
 Fund                                  33,403     342,030          (308,627)
Hartford Equity Income HLS Fund       238,439     524,975          (286,536)
ING JPMorgan Emerging Markets
 Equity Portfolio                      21,174       6,553            14,621
ING Global Resources Portfolio         16,959      21,894            (4,935)
AIM V.I. Global Health Care Fund        2,263       3,455            (1,192)

-------------------------------------------------------------------------------

                                     UNITS       UNITS         NET INCREASE
SUB-ACCOUNT                          ISSUED     REDEEMED        (DECREASE)
--------------------------------------------------------------------------------
AIM V.I. Technology Fund                7,457      12,379            (4,922)
MFS(R) Growth Series                    5,211      33,937           (28,726)
MFS(R) High Income Series               8,036      27,103           (19,067)
MFS(R) Strategic Income Series          4,373       8,439            (4,066)
Neuberger Berman AMT Short
 Duration Bond Portfolio               12,335       6,520             5,815
Neuberger Berman AMT Partners
 Portfolio                              7,242      11,854            (4,612)
Pioneer Fund VCT Portfolio             13,522       7,506             6,016
DWS International VIP Portfolio         1,810       6,726            (4,916)
Pioneer Growth Opportunities VCT
 Portfolio                              5,673      11,479            (5,806)
Van Eck Worldwide Bond Fund             7,491      15,724            (8,233)
Van Eck Worldwide Hard Assets
 Fund                                  53,460      10,671            42,789
Wells Fargo Advantage VT Asset
 Allocation Fund                       11,155      18,117            (6,962)
Wells Fargo Advantage VT Total
 Return Bond Fund                      11,080      69,516           (58,436)
Wells Fargo Advantage VT Equity
 Income Fund                           14,482     172,066          (157,584)
Wells Fargo Advantage VT C&B
 Large Cap Value Fund                   9,493      12,452            (2,959)
Wells Fargo Advantage VT Large
 Company Core Fund                      2,921       2,238               683
Wells Fargo Advantage VT
 International Core Fund                  787       2,433            (1,646)
Wells Fargo Advantage VT Large
 Company Growth Fund                    8,920      56,425           (47,505)
Wells Fargo Advantage VT Small
 Cap Growth Fund                        4,307      26,786           (22,479)
Wells Fargo Advantage VT
 Discovery Fund                         2,929       6,350            (3,421)

    The changes in units outstanding for the year ended December 31, 2008 were as follows:

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
American Century VP Balanced
 Fund                                 6,318        22,676           (16,358)
American Century VP Capital
 Appreciation Fund                    1,603        25,690           (24,087)
AllianceBernstein VPS
 International Growth
 Portfolio                            3,653        26,987           (23,334)
AIM V.I. Core Equity Fund            13,539       102,514           (88,975)
AIM V.I. International Growth
 Fund                                37,147        75,334           (38,187)
AllianceBernstein VPS Money
 Market Portfolio                   158,782       113,566            45,216
AllianceBernstein VPS Large
 Cap Growth Portfolio                 2,586        16,235           (13,649)
Federated American Leaders
 Fund II                             12,774       814,815          (802,041)
Federated Capital
 Appreciation Fund II                35,855       380,469          (344,614)
Federated Equity Income Fund
 II                                  12,910       619,792          (606,882)
Federated Fund for U.S.
 Government Securities II            65,001        94,579           (29,578)
Federated Mid Cap Growth
 Strategies Fund II                   8,263       341,739          (333,476)
Federated High Income Bond
 Fund II                             11,242       143,651          (132,409)
Federated International
 Equity Fund II                      13,998       165,009          (151,011)
Federated Prime Money Fund II       119,559       141,296           (21,737)
Federated Quality Bond Fund
 II                                  15,572        59,801           (44,229)
Federated Capital Income Fund
 II                                  29,094       115,557           (86,463)
Gartmore NVIT Developing
 Markets Fund                        26,488        41,527           (15,039)
Hartford Advisers HLS Fund          165,209     8,158,484        (7,993,275)
Hartford LargeCap Growth HLS
 Fund                                80,753     1,038,021          (957,268)
Hartford Total Return Bond
 HLS Fund                         1,199,746     3,953,209        (2,753,463)
Hartford Capital Appreciation
 HLS Fund                         1,932,417     3,254,127        (1,321,710)
Hartford Dividend and Growth
 HLS Fund                         1,515,173     2,109,961          (594,788)
Hartford Fundamental Growth
 HLS Fund                           577,321       419,646           157,675

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                  UNITS         UNITS          NET INCREASE
SUB-ACCOUNT                       ISSUED       REDEEMED         (DECREASE)
--------------------------------------------------------------------------------
Hartford Global Advisers HLS
 Fund                               420,013       185,046           234,967
Hartford Global Growth HLS
 Fund                               111,224       660,446          (549,222)
Hartford Disciplined Equity
 HLS Fund                            19,635       622,882          (603,247)
Hartford Growth HLS Fund            269,437       377,093          (107,656)
Hartford Growth Opportunities
 HLS Fund                           234,882     6,110,002        (5,875,120)
Hartford High Yield HLS Fund         92,889       382,812          (289,923)
Hartford Index HLS Fund             265,140     1,185,096          (919,956)
Hartford International Growth
 HLS Fund                           427,096     1,276,409          (849,313)
Hartford International Small
 Company HLS Fund                   313,596     1,615,408        (1,301,812)
Hartford International
 Opportunities HLS Fund             693,454     5,958,006        (5,264,552)
Hartford MidCap Growth HLS
 Fund                                52,295       433,513          (381,218)
Hartford Money Market HLS
 Fund                            13,678,360    10,183,750         3,494,610
Hartford SmallCap Value HLS
 Fund                                15,145       479,581          (464,436)
Hartford SmallCap Growth HLS
 Fund                                24,479       634,298          (609,819)
Hartford Stock HLS Fund             376,408     1,596,761        (1,220,353)
Hartford U.S. Government
 Securities HLS Fund                611,642     1,254,440          (642,798)
Hartford Value HLS Fund             487,942       924,601          (436,659)
Hartford Value Opportunities
 HLS Fund                            24,635       581,222          (556,587)
Hartford Equity Income HLS
 Fund                               323,271     1,107,395          (784,124)
ING JPMorgan Emerging Markets
 Equity Portfolio                     4,246        15,476           (11,230)
ING Global Resources
 Portfolio                           24,823        33,913            (9,090)
AIM V.I. Global Health Care
 Fund                                 3,081        11,499            (8,418)
AIM V.I. Technology Fund             10,558        44,016           (33,458)
MFS(R) Growth Series                  8,824        46,203           (37,379)
MFS(R) High Income Series            23,723        65,307           (41,584)
MFS(R) Strategic Income
 Series                               4,173         1,177             2,996
Neuberger Berman AMT Short
 Duration Bond Portfolio              5,662         9,522            (3,860)
Neuberger Berman AMT Partners
 Portfolio                           17,912        12,061             5,851
Pioneer Fund VCT Portfolio            1,483        19,476           (17,993)
DWS International VIP
 Portfolio                              703         7,533            (6,830)
Pioneer Growth Opportunities
 VCT Portfolio                          897         7,391            (6,494)
Van Eck Worldwide Bond Fund           9,465         5,868             3,597
Van Eck Worldwide Hard Assets
 Fund                                20,352        33,257           (12,905)
Wells Fargo Advantage VT
 Asset Allocation Fund               27,748        86,305           (58,557)
Wells Fargo Advantage VT
 Total Return Bond Fund              41,585       162,231          (120,646)
Wells Fargo Advantage VT
 Equity Income Fund                   7,263       196,321          (189,058)
Wells Fargo Advantage VT C&B
 Large Cap Value Fund                 2,279        15,013           (12,734)
Wells Fargo Advantage VT
 Large Company Core Fund             15,072        16,779            (1,707)
Wells Fargo Advantage VT
 International Core Fund             47,820        52,333            (4,513)
Wells Fargo Advantage VT
 Large Company Growth Fund            9,222        78,851           (69,629)
Wells Fargo Advantage VT
 Small Cap Growth Fund                3,280        43,161           (39,881)
Wells Fargo Advantage VT
 Discovery Fund                       1,545        17,549           (16,004)

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each series in each Sub-Account that has outstanding units.

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP BALANCED FUND
 2009  Lowest contract charges                   28,845       $18.82953          $54,3140
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   71,117       16.378650         1,164,809
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   87,475       20.651353         1,806,459
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   98,650       19.768804         1,950,186
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  132,976       18.115408         2,408,927
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 2009  Lowest contract charges                   30,586       16.938963           518,103
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   27,458       12.413327           340,847
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   51,545       23.170263         1,194,305
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   28,686       15.963060           457,923
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   40,290       13.679562           551,143
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
AMERICAN CENTURY VP BALANCED FUND
 2009  Lowest contract charges                0.45%              5.40%              14.96%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              2.45%             (20.69)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              2.02%               4.46%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              2.08%               9.13%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              1.81%               4.46%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 2009  Lowest contract charges                0.45%              0.78%              36.46%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%                --              (46.43)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%                --               45.15%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%                --               16.69%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%                --               21.52%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2009  Lowest contract charges                   97,707       $7.472171          $730,081
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   98,379        5.377306           529,015
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  121,713       10.560071         1,285,297
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
AIM V.I. CORE EQUITY FUND
 2009  Lowest contract charges                   19,263       17.505410           337,203
    Highest contract charges                    259,174       10.413710         2,698,956
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   26,404       13.705837           361,882
    Highest contract charges                    312,592        8.231171         2,573,003
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   34,136       19.707898           672,757
    Highest contract charges                    393,835       11.948865         4,705,883
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   51,707       18.310558           946,792
    Highest contract charges                    507,158       11.207597         5,684,025
    Remaining contract charges                       --              --                --
AIM V.I. INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                  104,122       13.785384         1,435,360
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  136,043       10.336721         1,406,232
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  174,230       17.582565         3,063,427
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  216,103       15.542406         3,358,762
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  226,965       12.291143         2,789,668
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 2009  Lowest contract charges                0.45%              4.71%              38.96%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%                --              (49.08)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.11%                --                1.70%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
AIM V.I. CORE EQUITY FUND
 2009  Lowest contract charges                0.45%              1.61%              27.72%
    Highest contract charges                  1.40%              1.81%              26.52%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              1.94%             (30.46)%
    Highest contract charges                  1.40%              1.97%             (31.11)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              1.00%               7.63%
    Highest contract charges                  1.40%              1.02%               6.61%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.31%              0.52%               8.96%
    Highest contract charges                  0.95%              0.53%               8.27%
    Remaining contract charges                  --                 --                  --
AIM V.I. INTERNATIONAL GROWTH FUND
 2009  Lowest contract charges                1.40%              1.53%              33.36%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              0.49%             (41.21)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.39%              13.13%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.04%              26.45%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.62%              16.29%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS MONEY MARKET
 PORTFOLIO
 2009  Lowest contract charges                  271,081      $14.435723        $3,913,251
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  395,347       14.476281         5,723,150
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  350,131       14.268875         5,001,609
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  441,178       13.735446         6,059,776
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  558,828       13.240331         7,399,073
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH
 PORTFOLIO
 2009  Lowest contract charges                   34,578       20.339696           703,310
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   36,474       14.857367           541,900
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   50,123       24.734124         1,239,746
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   78,458       21.809920         1,711,156
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  127,747       22.006170         2,811,231
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
ALLIANCEBERNSTEIN VPS MONEY MARKET
 PORTFOLIO
 2009  Lowest contract charges                0.45%              0.20%              (0.28)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              1.87%               1.45%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              4.36%               3.88%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              4.10%               3.74%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              2.28%               1.87%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH
 PORTFOLIO
 2009  Lowest contract charges                0.45%              0.16%              36.90%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%                --              (39.93)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%                --               13.41%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%                --               (1.00)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%                --               14.63%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FEDERATED CLOVER VALUE FUND II
 2009  Lowest contract charges                   13,857      $16.483013          $228,406
    Highest contract charges                    889,685        8.440170         7,509,094
    Remaining contract charges                  632,640              --         5,458,385
 2008  Lowest contract charges                   13,687       14.433220           197,548
    Highest contract charges                  1,082,645        7.461089         8,077,708
    Remaining contract charges                  779,750              --         5,935,341
 2007  Lowest contract charges                   15,318       21.902311           335,494
    Highest contract charges                  1,536,854       11.430372        17,566,810
    Remaining contract charges                1,125,951              --        13,103,835
 2006  Lowest contract charges                   98,046       24.354886         2,387,893
    Highest contract charges                  2,386,242       12.831685        30,619,506
    Remaining contract charges                1,736,530              --        22,642,034
 2005  Lowest contract charges                  130,977       20.944422         2,743,242
    Highest contract charges                  3,388,522       11.140134        37,748,586
    Remaining contract charges                2,479,803              --        28,014,876
FEDERATED CAPITAL APPRECIATION FUND II
 2009  Lowest contract charges                  308,092        5.484660         1,689,782
    Highest contract charges                    241,786        5.380947         1,301,040
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  336,176        4.891476         1,644,396
    Highest contract charges                    299,813        4.808581         1,441,675
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  527,478        7.008822         3,696,996
    Highest contract charges                    453,125        6.903852         3,128,310
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  764,477        6.455593         4,935,153
    Highest contract charges                    669,071        6.371636         4,263,074
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  996,778        5.622008         5,603,897
    Highest contract charges                    883,578        5.560001         4,912,692
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FEDERATED CLOVER VALUE FUND II
 2009  Lowest contract charges                0.45%              2.60%              14.20%
    Highest contract charges                  1.40%              2.76%              13.12%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              1.87%             (34.10)%
    Highest contract charges                  1.41%              1.97%             (34.73)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              1.93%             (10.07)%
    Highest contract charges                  1.40%              1.58%             (10.92)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              1.59%              16.28%
    Highest contract charges                  1.40%              1.60%              15.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              1.53%               4.55%
    Highest contract charges                  1.40%              1.56%               3.56%
    Remaining contract charges                  --                 --                  --
FEDERATED CAPITAL APPRECIATION FUND II
 2009  Lowest contract charges                1.20%              1.10%              12.13%
    Highest contract charges                  1.40%              1.13%              11.90%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.21%              0.39%             (30.21)%
    Highest contract charges                  1.41%                --              (30.35)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%              0.86%               8.57%
    Highest contract charges                  1.40%              0.83%               8.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%              0.83%              14.83%
    Highest contract charges                  1.40%              0.83%              14.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%              1.06%               0.70%
    Highest contract charges                  1.40%              1.09%               0.50%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FEDERATED EQUITY INCOME FUND II
 2009  Lowest contract charges                  451,514       $9.739066        $4,397,327
    Highest contract charges                    631,048        9.527096         6,012,056
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  571,105        8.551792         4,883,974
    Highest contract charges                    744,895        8.382404         6,244,003
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  835,587       12.444109        10,398,140
    Highest contract charges                  1,087,295       12.222089        13,289,006
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                1,194,566       12.341043        14,742,189
    Highest contract charges                  1,626,205       12.145123        19,750,466
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                1,553,928       10.143408        15,762,122
    Highest contract charges                  2,240,187       10.002352        22,407,135
    Remaining contract charges                       --              --                --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES II
 2009  Lowest contract charges                   68,950       18.473467         1,273,737
    Highest contract charges                     79,252       14.519178         1,150,671
    Remaining contract charges                   36,530              --           542,190
 2008  Lowest contract charges                   72,242       17.638036         1,274,208
    Highest contract charges                     92,425       13.994891         1,293,472
    Remaining contract charges                   35,176              --           502,235
 2007  Lowest contract charges                   82,455       16.990614         1,400,962
    Highest contract charges                    110,321       13.609863         1,501,450
    Remaining contract charges                   36,645              --           507,793
 2006  Lowest contract charges                   77,916       16.057906         1,251,162
    Highest contract charges                    124,671       12.985499         1,618,913
    Remaining contract charges                   53,755              --           709,300
 2005  Lowest contract charges                  129,009       15.489364         1,998,260
    Highest contract charges                    181,904       12.645277         2,300,222
    Remaining contract charges                   71,607              --           918,254

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FEDERATED EQUITY INCOME FUND II
 2009  Lowest contract charges                1.20%              4.74%              13.88%
    Highest contract charges                  1.40%              4.67%              13.66%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.21%              4.10%             (31.28)%
    Highest contract charges                  1.41%              4.13%             (31.42)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%              3.01%               0.84%
    Highest contract charges                  1.40%              3.05%               0.63%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%              2.28%              21.67%
    Highest contract charges                  1.40%              2.31%              21.42%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%              2.18%               2.10%
    Highest contract charges                  1.40%              2.21%               1.90%
    Remaining contract charges                  --                 --                  --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES II
 2009  Lowest contract charges                0.45%              4.95%               4.74%
    Highest contract charges                  1.40%              4.95%               3.75%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              4.74%               3.81%
    Highest contract charges                  1.40%              5.33%               2.83%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              4.32%               5.81%
    Highest contract charges                  1.40%              4.75%               4.81%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              4.88%               3.67%
    Highest contract charges                  1.40%              4.38%               2.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              3.89%               1.57%
    Highest contract charges                  1.40%              4.26%               0.61%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FEDERATED MID CAP GROWTH STRATEGIES
 FUND II
 2009  Lowest contract charges                  317,783      $11.971909        $3,804,463
    Highest contract charges                    328,015       11.711317         3,841,489
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  403,383        9.276542         3,741,997
    Highest contract charges                    400,310        9.092770         3,639,934
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  565,444       16.615870         9,395,344
    Highest contract charges                    571,725       16.319370         9,330,190
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  816,309       14.248834        11,631,458
    Highest contract charges                    871,994       14.022577        12,227,604
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                1,100,441       13.324110        14,662,392
    Highest contract charges                  1,166,804       13.138799        15,330,402
    Remaining contract charges                       --              --                --
FEDERATED HIGH INCOME BOND FUND II
 2009  Lowest contract charges                   30,528       20.796321           634,868
    Highest contract charges                    165,928       14.702176         2,439,497
    Remaining contract charges                   79,678              --         1,197,495
 2008  Lowest contract charges                   31,185       13.667092           426,203
    Highest contract charges                    184,581        9.754141         1,800,426
    Remaining contract charges                   97,602              --           971,270
 2007  Lowest contract charges                   46,723       18.550752           866,743
    Highest contract charges                    255,297       13.366117         3,412,326
    Remaining contract charges                  143,757              --         1,956,389
 2006  Lowest contract charges                   41,126       18.016694           740,958
    Highest contract charges                    342,893       13.105214         4,493,681
    Remaining contract charges                  217,080              --         2,890,766
 2005  Lowest contract charges                   74,347       16.333150         1,214,316
    Highest contract charges                    481,997       11.993966         5,781,051
    Remaining contract charges                  291,168              --         3,541,508

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FEDERATED MID CAP GROWTH STRATEGIES
 FUND II
 2009  Lowest contract charges                1.20%                --               29.06%
    Highest contract charges                  1.40%                --               28.80%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.21%                --              (44.17)%
    Highest contract charges                  1.41%                --              (44.28)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%                --               16.61%
    Highest contract charges                  1.40%                --               16.38%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%                --                6.94%
    Highest contract charges                  1.40%                --                6.73%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%                --               11.36%
    Highest contract charges                  1.40%                --               11.14%
    Remaining contract charges                  --                 --                  --
FEDERATED HIGH INCOME BOND FUND II
 2009  Lowest contract charges                0.45%              9.90%              52.16%
    Highest contract charges                  1.40%             11.18%              50.73%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%             10.28%             (26.33)%
    Highest contract charges                  1.40%             10.44%             (27.02)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              7.80%               2.96%
    Highest contract charges                  1.40%              8.39%               1.99%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              8.07%              10.31%
    Highest contract charges                  1.40%              9.25%               9.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              6.54%               2.20%
    Highest contract charges                  1.40%              8.54%               1.23%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FEDERATED INTERNATIONAL EQUITY FUND II
 2009  Lowest contract charges                  158,669      $10.727752        $1,702,163
    Highest contract charges                    156,291       10.494280         1,640,158
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  201,597        7.686432         1,549,564
    Highest contract charges                    191,004        7.534192         1,439,060
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  274,721       14.332426         3,937,412
    Highest contract charges                    268,891       14.076758         3,785,122
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  396,731       13.241242         5,253,206
    Highest contract charges                    397,632       13.031058         5,181,570
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  492,358       11.271775         5,549,745
    Highest contract charges                    483,303       11.115046         5,371,937
    Remaining contract charges                       --              --                --
FEDERATED PRIME MONEY FUND II
 2009  Lowest contract charges                      127        8.487470             1,075
    Highest contract charges                     56,953       11.758399           669,677
    Remaining contract charges                   67,015              --           805,432
 2008  Lowest contract charges                  112,200       12.110297         1,358,773
    Highest contract charges                         23        8.388650               195
    Remaining contract charges                   65,586              --           778,536
 2007  Lowest contract charges                  115,092       11.952620         1,375,650
    Highest contract charges                         20        8.295994               162
    Remaining contract charges                   84,434              --           991,216
 2006  Lowest contract charges                  145,070       11.541768         1,674,366
    Highest contract charges                         19        8.026858               156
    Remaining contract charges                  128,420              --         1,458,672
 2005  Lowest contract charges                  152,157       11.175527         1,700,433
    Highest contract charges                        134        7.787710             1,043
    Remaining contract charges                  178,501              --         1,965,730

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FEDERATED INTERNATIONAL EQUITY FUND II
 2009  Lowest contract charges                1.20%              3.06%              39.57%
    Highest contract charges                  1.40%              2.97%              39.29%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.21%              0.66%             (46.37)%
    Highest contract charges                  1.41%              0.67%             (46.48)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%              0.20%               8.24%
    Highest contract charges                  1.40%              0.19%               8.03%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%              0.21%              17.47%
    Highest contract charges                  1.40%              0.21%              17.24%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%                --                7.78%
    Highest contract charges                  1.40%                --                7.56%
    Remaining contract charges                  --                 --                  --
FEDERATED PRIME MONEY FUND II
 2009  Lowest contract charges                0.75%              0.16%              (0.75)%
    Highest contract charges                  1.40%              0.48%              (0.94)%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.20%              2.50%               1.32%
    Highest contract charges                  1.75%              2.37%               1.12%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%              4.69%               3.56%
    Highest contract charges                  1.89%              4.61%               3.35%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%              4.41%               3.28%
    Highest contract charges                  1.43%              4.29%               3.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%              2.60%               1.48%
    Highest contract charges                  1.31%              2.72%               1.27%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FEDERATED QUALITY BOND FUND II
 2009  Lowest contract charges                   41,155      $15.201144          $625,595
    Highest contract charges                     87,073       14.913909         1,298,620
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   39,080       12.774241           499,218
    Highest contract charges                     92,536       12.557936         1,162,058
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   59,030       13.944782           823,157
    Highest contract charges                    116,815       13.736105         1,604,583
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   79,492       13.392133         1,064,565
    Highest contract charges                    114,364       13.218127         1,511,675
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   90,948       13.013188         1,183,528
    Highest contract charges                    123,178       12.869811         1,585,280
    Remaining contract charges                       --              --                --
FEDERATED CAPITAL INCOME FUND II
 2009  Lowest contract charges                    4,852       15.417668            74,798
    Highest contract charges                    132,594        9.051780         1,200,212
    Remaining contract charges                   85,892              --           794,783
 2008  Lowest contract charges                    2,693       12.073238            32,510
    Highest contract charges                    152,450        7.155846         1,090,909
    Remaining contract charges                  104,814              --           765,197
 2007  Lowest contract charges                    4,287       15.231899            65,292
    Highest contract charges                    216,056        9.114249         1,969,186
    Remaining contract charges                  126,077              --         1,169,981
 2006  Lowest contract charges                    4,180       14.706866            61,478
    Highest contract charges                    302,632        8.884065         2,688,606
    Remaining contract charges                  183,317              --         1,654,878
 2005  Lowest contract charges                    4,686       12.774966            59,860
    Highest contract charges                    412,570        7.790665         3,214,192
    Remaining contract charges                  232,288              --         1,835,203
GARTMORE NVIT DEVELOPING MARKETS FUND
 2009  Lowest contract charges                   37,843       20.481238           775,074
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   43,412       12.681828           550,547
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   58,451       30.229761         1,766,975
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   73,627       21.159503         1,557,915
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   75,324       15.794105         1,189,682
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
FEDERATED QUALITY BOND FUND II
 2009  Lowest contract charges                1.20%              6.98%              19.00%
    Highest contract charges                  1.40%              6.58%              18.76%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.20%              5.70%              (8.39)%
    Highest contract charges                  1.40%              5.58%              (8.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.20%              5.41%               4.13%
    Highest contract charges                  1.40%              4.59%               3.92%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.20%              4.03%               2.91%
    Highest contract charges                  1.40%              4.10%               2.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%              3.71%               0.12%
    Highest contract charges                  1.40%              3.88%              (0.09)%
    Remaining contract charges                  --                 --                  --
FEDERATED CAPITAL INCOME FUND II
 2009  Lowest contract charges                0.45%              4.97%              27.70%
    Highest contract charges                  1.40%              6.18%              26.50%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              6.50%             (20.74)%
    Highest contract charges                  1.41%              6.05%             (21.49)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              4.81%               3.57%
    Highest contract charges                  1.40%              5.25%               2.59%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              6.25%              15.12%
    Highest contract charges                  1.40%              6.37%              14.04%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              6.71%               5.81%
    Highest contract charges                  1.40%              5.26%               4.81%
    Remaining contract charges                  --                 --                  --
GARTMORE NVIT DEVELOPING MARKETS FUND
 2009  Lowest contract charges                0.45%              1.18%              61.50%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              0.65%             (58.05)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              0.44%              42.87%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              0.59%              33.97%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              0.54%              30.93%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2009  Lowest contract charges                   51,533       $1.094622           $56,410
    Highest contract charges                    687,215       10.773207         7,403,510
    Remaining contract charges               23,116,816              --        87,706,491
 2008  Lowest contract charges                   53,122        0.849868            45,147
    Highest contract charges                    816,541        8.423081         6,877,787
    Remaining contract charges               27,434,251              --        80,962,362
 2007  Lowest contract charges                   53,122        1.257619            66,807
    Highest contract charges                  1,117,440       12.552090        14,026,202
    Remaining contract charges               35,126,627              --       153,681,326
 2006  Lowest contract charges                   59,294        1.192989            70,738
    Highest contract charges                  1,411,842       11.990659        16,928,907
    Remaining contract charges               43,313,750              --       180,363,559
 2005  Lowest contract charges                  191,094       12.509909         2,390,564
    Highest contract charges                  1,793,291       11.033579        19,786,416
    Remaining contract charges               54,137,427              --       204,916,223
HARTFORD TOTAL RETURN BOND HLS FUND
 2009  Lowest contract charges                   15,330        1.623834            24,893
    Highest contract charges                    454,298       14.165436         6,435,331
    Remaining contract charges               12,240,551              --        37,207,203
 2008  Lowest contract charges                   17,332        1.428229            24,754
    Highest contract charges                    486,748       12.546522         6,106,996
    Remaining contract charges               13,252,374              --        35,434,077
 2007  Lowest contract charges                   24,355        1.564006            38,091
    Highest contract charges                    609,028       13.835771         8,426,370
    Remaining contract charges               15,876,534              --        46,377,613
 2006  Lowest contract charges                   15,213        1.511505            22,994
    Highest contract charges                    705,863       13.465266         9,504,636
    Remaining contract charges               18,254,359              --        51,734,234
 2005  Lowest contract charges                   16,097        1.458910            23,484
    Highest contract charges                    765,218       13.088035        10,015,202
    Remaining contract charges               22,152,774              --        60,686,289

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 2009  Lowest contract charges                1.15%              2.30%              28.80%
    Highest contract charges                  1.85%              2.19%              27.90%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              3.18%             (32.42)%
    Highest contract charges                  1.86%              2.81%             (32.90)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.18%               5.42%
    Highest contract charges                  1.85%              2.02%               4.68%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.55%               9.44%
    Highest contract charges                  1.85%              2.13%               8.67%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              2.98%               5.90%
    Highest contract charges                  1.85%              3.13%               5.27%
    Remaining contract charges                  --                 --                  --
HARTFORD TOTAL RETURN BOND HLS FUND
 2009  Lowest contract charges                1.15%              3.51%              13.70%
    Highest contract charges                  1.85%              3.89%              12.90%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              5.81%              (8.68)%
    Highest contract charges                  1.85%              5.84%              (9.32)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              7.68%               3.47%
    Highest contract charges                  1.85%              4.91%               2.75%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              4.06%               3.61%
    Highest contract charges                  1.85%              4.86%               2.88%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.04%             85.43%               0.51%
    Highest contract charges                  1.85%              7.20%               0.57%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2009  Lowest contract charges                  392,652       $1.945315          $763,832
    Highest contract charges                  2,088,390        1.866095         3,897,135
    Remaining contract charges                9,691,359              --        18,722,571
 2008  Lowest contract charges                  575,957        1.352240           778,832
    Highest contract charges                  2,098,891        1.304984         2,739,020
    Remaining contract charges                9,870,772              --        13,268,775
 2007  Lowest contract charges                  736,066        2.516838         1,852,559
    Highest contract charges                  2,283,577        2.443550         5,580,036
    Remaining contract charges               10,847,687              --        27,167,684
 2006  Lowest contract charges                  853,207        2.181408         1,861,193
    Highest contract charges                  3,087,276        2.130628         6,577,836
    Remaining contract charges               13,724,989              --        29,822,534
 2005  Lowest contract charges                  947,049        1.894130         1,793,833
    Highest contract charges                  3,813,074        1.861174         7,096,793
    Remaining contract charges               17,658,137              --        33,349,265
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2009  Lowest contract charges                   85,826        1.439054           123,508
    Highest contract charges                  1,444,385        1.318634         1,904,616
    Remaining contract charges                6,207,414              --         9,479,364
 2008  Lowest contract charges                  138,917        1.167585           162,198
    Highest contract charges                  1,542,795        1.077392         1,662,195
    Remaining contract charges                6,406,146              --         7,908,437
 2007  Lowest contract charges                  168,918        1.748028           295,273
    Highest contract charges                  1,480,761        1.624355         2,405,281
    Remaining contract charges                7,032,967              --        13,045,322
 2006  Lowest contract charges                  199,049        1.633404           325,128
    Highest contract charges                    964,182        1.528493         1,473,744
    Remaining contract charges                5,455,316              --         9,644,433
 2005  Lowest contract charges                   70,355        1.372786            96,583
    Highest contract charges                    485,540        1.293634           628,111
    Remaining contract charges                1,437,924              --         2,033,120

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 2009  Lowest contract charges                1.25%              0.93%              43.86%
    Highest contract charges                  1.85%              0.97%              43.00%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.25%              1.55%             (46.27)%
    Highest contract charges                  1.86%              1.76%             (46.60)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.12%              15.38%
    Highest contract charges                  1.85%              0.11%              14.69%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              1.31%              15.17%
    Highest contract charges                  1.85%              1.25%              14.48%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.93%              14.11%
    Highest contract charges                  1.84%              0.94%              13.43%
    Remaining contract charges                  --                 --                  --
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2009  Lowest contract charges                1.15%              1.93%              23.25%
    Highest contract charges                  1.85%              2.29%              22.39%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              2.03%             (33.21)%
    Highest contract charges                  1.85%              2.28%             (33.67)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.57%               7.02%
    Highest contract charges                  1.84%              1.90%               6.27%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.31%              18.99%
    Highest contract charges                  1.85%              2.42%              18.16%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%             32.35%              (0.56)%
    Highest contract charges                  1.82%              5.04%               4.48%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2009  Lowest contract charges                   12,634       $1.091246           $13,787
    Highest contract charges                     47,584        1.026927            48,865
    Remaining contract charges                  514,534              --           553,093
 2008  Lowest contract charges                   25,446        0.774742            19,714
    Highest contract charges                      3,418        0.734202             2,510
    Remaining contract charges                  411,032              --           314,303
 2007  Lowest contract charges                   17,721        1.333943            23,639
    Highest contract charges                     15,301        1.273047            19,479
    Remaining contract charges                  249,199              --           328,724
 2006  Lowest contract charges                   17,721        1.172110            20,771
    Highest contract charges                      1,394        1.126459             1,570
    Remaining contract charges                   91,392              --           106,112
 2005  Lowest contract charges                   12,577        1.075524            13,526
    Highest contract charges                     13,611        1.045797            14,235
    Remaining contract charges                  113,747              --           121,969
HARTFORD GLOBAL ADVISERS HLS FUND
 2009  Lowest contract charges                    3,735        1.194175             4,461
    Highest contract charges                     58,449        1.169156            68,336
    Remaining contract charges                  575,967              --           677,654
 2008  Lowest contract charges                    3,735        0.986076             3,683
    Highest contract charges                     42,478        0.972203            41,298
    Remaining contract charges                  452,898              --           440,881
 2007  Lowest contract charges                    8,170        1.477810            12,073
    Highest contract charges                     40,143        1.467271            58,901
    Remaining contract charges                  215,831              --           315,513
 2006  Lowest contract charges                    9,058        1.282188            11,614
    Highest contract charges                     24,778        1.281984            31,765
    Remaining contract charges                  119,952              --           152,874
 2005  Lowest contract charges                    2,797        1.191716             3,334
    Highest contract charges                      1,011        1.183579             1,197
    Remaining contract charges                       --              --                --
HARTFORD GLOBAL GROWTH HLS FUND
 2009  Lowest contract charges                    1,444       10.127389            14,620
    Highest contract charges                    411,478        8.843557         3,638,926
    Remaining contract charges                2,182,773              --        48,251,934
 2008  Lowest contract charges                    3,852        7.552629            29,090
    Highest contract charges                          1        6.910386                 3
    Remaining contract charges                3,059,489              --        45,637,481
 2007  Lowest contract charges                    3,852       16.070485            61,898
    Highest contract charges                    583,048       14.231523         8,297,663
    Remaining contract charges                3,025,664              --       106,463,382
 2006  Lowest contract charges                    1,444       12.999882            18,767
    Highest contract charges                    805,273       11.593138         9,335,638
    Remaining contract charges                3,734,921              --       106,475,362
 2005  Lowest contract charges                    1,424       11.520690            16,405
    Highest contract charges                    977,829       10.346183        10,116,803
    Remaining contract charges                4,619,967              --       116,858,458

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD FUNDAMENTAL GROWTH HLS FUND
 2009  Lowest contract charges                1.15%              0.69%              40.85%
    Highest contract charges                  1.84%              0.87%              39.87%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              0.25%             (41.92)%
    Highest contract charges                  1.85%              0.40%             (42.33)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.05%              13.81%
    Highest contract charges                  1.80%              0.02%              13.01%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.59%               8.47%
    Highest contract charges                  1.87%              0.23%               7.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.20%              1.24%               8.33%
    Highest contract charges                  1.81%              3.95%               8.02%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL ADVISERS HLS FUND
 2009  Lowest contract charges                1.15%                --               21.10%
    Highest contract charges                  1.85%                --               20.26%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.16%              2.65%             (33.28)%
    Highest contract charges                  1.85%              4.40%             (33.74)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              0.85%              15.26%
    Highest contract charges                  1.84%              1.21%              14.45%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.14%              3.18%               7.59%
    Highest contract charges                  1.84%              4.06%               6.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.11%             37.86%               0.51%
    Highest contract charges                  1.11%             29.26%               5.40%
    Remaining contract charges                  --                 --                  --
HARTFORD GLOBAL GROWTH HLS FUND
 2009  Lowest contract charges                1.16%              0.46%              34.09%
    Highest contract charges                  1.85%              0.70%              33.16%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              0.71%             (53.00)%
    Highest contract charges                    --               1.21%             (53.33)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              0.06%              23.62%
    Highest contract charges                  1.85%              0.05%              22.76%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.77%              12.84%
    Highest contract charges                  1.85%              0.74%              12.05%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%             11.70%               0.54%
    Highest contract charges                  1.85%              0.78%               0.71%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2009  Lowest contract charges                    5,096      $10.077432           $51,353
    Highest contract charges                    490,764        9.603214         4,712,913
    Remaining contract charges                1,714,600              --        35,948,375
 2008  Lowest contract charges                    8,986        8.113158            72,906
    Highest contract charges                    582,677        7.785676         4,536,535
    Remaining contract charges                2,041,758              --        34,456,932
 2007  Lowest contract charges                    8,986       13.083447           117,570
    Highest contract charges                    712,214       12.643764         9,005,069
    Remaining contract charges                2,515,468              --        68,597,897
 2006  Lowest contract charges                    9,986       12.215545           121,988
    Highest contract charges                    899,494       11.887947        10,693,140
    Remaining contract charges                3,151,339              --        80,248,436
 2005  Lowest contract charges                      376       10.988567             4,132
    Highest contract charges                  1,103,321       10.768980        11,881,646
    Remaining contract charges                4,050,854              --        92,714,452
HARTFORD GROWTH HLS FUND
 2009  Lowest contract charges                      181        1.183242               214
    Highest contract charges                    170,867        1.121397           191,610
    Remaining contract charges                  495,064              --           576,638
 2008  Lowest contract charges                      181        0.891619               161
    Highest contract charges                    163,221        0.850951           138,893
    Remaining contract charges                  763,257              --           671,519
 2007  Lowest contract charges                      181        1.549411               280
    Highest contract charges                    208,474        1.489157           310,450
    Remaining contract charges                  825,660              --         1,264,901
 2006  Lowest contract charges                   38,345        1.342101            51,462
    Highest contract charges                    285,654        1.298974           371,058
    Remaining contract charges                  597,231              --           794,393
 2005  Lowest contract charges                    6,354        1.297765             8,246
    Highest contract charges                     65,302        1.264874            82,599
    Remaining contract charges                  412,601              --           531,545

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2009  Lowest contract charges                1.15%              1.22%              24.21%
    Highest contract charges                  1.85%              1.50%              23.35%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              1.21%             (37.99)%
    Highest contract charges                  1.86%              1.11%             (38.42)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.00%               7.11%
    Highest contract charges                  1.85%              0.93%               6.36%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.18%              11.17%
    Highest contract charges                  1.85%              1.02%              10.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%             18.43%              (0.73)%
    Highest contract charges                  1.85%              1.12%               4.63%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH HLS FUND
 2009  Lowest contract charges                1.14%              0.49%              32.71%
    Highest contract charges                  1.85%              0.47%              31.78%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              0.26%             (42.45)%
    Highest contract charges                  1.86%              0.25%             (42.86)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.19%                --               15.45%
    Highest contract charges                  1.85%              0.02%              14.64%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.05%               3.42%
    Highest contract charges                  1.85%              0.07%               2.70%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%                --               (0.65)%
    Highest contract charges                  1.78%                --                4.68%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                   44,820       $1.422193           $63,742
    Highest contract charges                  1,038,122       13.894899        14,424,601
    Remaining contract charges               31,695,836              --       195,104,777
 2008  Lowest contract charges                   98,344        1.110015           109,163
    Highest contract charges                    629,242       10.921007         6,871,961
    Remaining contract charges               29,317,912              --       141,273,959
 2007  Lowest contract charges                   91,764        2.066578           189,638
    Highest contract charges                    786,738       20.475593        16,108,934
    Remaining contract charges               35,042,116              --       315,216,668
 2006  Lowest contract charges                   62,099        1.612383           100,127
    Highest contract charges                  1,070,013       16.087595        17,213,940
    Remaining contract charges               42,906,901              --       302,217,643
 2005  Lowest contract charges                    8,780        1.455585            12,780
    Highest contract charges                  1,290,509       14.625253        18,874,016
    Remaining contract charges               51,046,598              --       325,639,105
HARTFORD HIGH YIELD HLS FUND
 2009  Lowest contract charges                    2,678       13.130790            35,166
    Highest contract charges                    197,244       12.966662         2,557,594
    Remaining contract charges                  812,166              --        13,816,848
 2008  Lowest contract charges                    3,490        8.827974            30,811
    Highest contract charges                    193,726        8.778773         1,700,677
    Remaining contract charges                  833,726              --         9,550,076
 2007  Lowest contract charges                    3,490       11.943777            41,686
    Highest contract charges                    235,347       11.960722         2,814,916
    Remaining contract charges                1,082,028              --        16,784,644
 2006  Lowest contract charges                    3,563       11.754300            41,875
    Highest contract charges                    301,819       11.853638         3,577,651
    Remaining contract charges                1,332,553              --        20,377,189
 2005  Lowest contract charges                   29,982       10.693816           320,621
    Highest contract charges                    351,206       10.861825         3,814,736
    Remaining contract charges                1,638,243              --        22,979,046

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                1.15%              0.35%              28.12%
    Highest contract charges                  1.85%              0.72%              27.23%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              0.40%             (46.29)%
    Highest contract charges                  1.86%              0.36%             (46.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              0.16%              28.17%
    Highest contract charges                  1.85%              0.13%              27.28%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.56%              10.77%
    Highest contract charges                  1.85%              0.71%              10.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.97%                --                0.70%
    Highest contract charges                  1.85%              0.20%              14.18%
    Remaining contract charges                  --                 --                  --
HARTFORD HIGH YIELD HLS FUND
 2009  Lowest contract charges                1.15%              6.79%              48.74%
    Highest contract charges                  1.85%              9.47%              47.71%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%             10.33%             (26.09)%
    Highest contract charges                  1.85%              9.29%             (26.60)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              8.01%               1.61%
    Highest contract charges                  1.85%              6.93%               0.90%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%             27.22%               9.90%
    Highest contract charges                  1.85%             14.22%               9.13%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              6.44%               0.86%
    Highest contract charges                  1.85%              6.54%               0.26%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2009  Lowest contract charges                  113,843      $16.508695        $1,879,403
    Highest contract charges                    404,557        8.316491         3,364,494
    Remaining contract charges                2,483,779              --        41,698,453
 2008  Lowest contract charges                  151,058       13.145816         1,985,780
    Highest contract charges                    473,044        6.715752         3,176,845
    Remaining contract charges                2,967,577              --        39,587,054
 2007  Lowest contract charges                  159,984       20.997695         3,359,294
    Highest contract charges                    648,694       10.878662         7,056,918
    Remaining contract charges                3,702,957              --        79,528,332
 2006  Lowest contract charges                  200,616       20.049382         4,022,222
    Highest contract charges                    804,643       10.533798         8,475,930
    Remaining contract charges                4,756,687              --        98,294,742
 2005  Lowest contract charges                  254,186       17.443801         4,433,972
    Highest contract charges                  1,017,722        9.294019         9,458,730
    Remaining contract charges                6,039,890              --       110,608,669
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2009  Lowest contract charges                   18,934        1.103755            20,898
    Highest contract charges                    316,456        1.038731           328,712
    Remaining contract charges                2,207,448              --         2,400,224
 2008  Lowest contract charges                   41,233        0.867746            35,780
    Highest contract charges                    416,866        0.822370           342,818
    Remaining contract charges                2,446,360              --         2,094,518
 2007  Lowest contract charges                   45,172        2.030997            91,744
    Highest contract charges                    573,201        1.938389         1,111,086
    Remaining contract charges                3,135,399              --         6,297,045
 2006  Lowest contract charges                   59,810        1.658052            99,169
    Highest contract charges                    437,015        1.593560           696,408
    Remaining contract charges                2,104,997              --         3,458,085
 2005  Lowest contract charges                    4,036        1.351706             5,456
    Highest contract charges                     76,212        1.308254            99,705
    Remaining contract charges                  690,021              --           926,202

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INDEX HLS FUND
 2009  Lowest contract charges                0.45%              2.10%              25.58%
    Highest contract charges                  1.85%              1.99%              23.84%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              2.13%             (37.39)%
    Highest contract charges                  1.86%              1.89%             (38.27)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              1.60%               4.73%
    Highest contract charges                  1.85%              1.52%               3.27%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              1.61%              14.94%
    Highest contract charges                  1.85%              1.57%              13.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.45%              1.85%               4.03%
    Highest contract charges                  1.85%              1.83%               2.59%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL GROWTH HLS FUND
 2009  Lowest contract charges                1.16%              1.28%              27.20%
    Highest contract charges                  1.85%              1.77%              26.31%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.16%              0.85%             (57.28)%
    Highest contract charges                  1.86%              0.95%             (57.58)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              0.66%              22.49%
    Highest contract charges                  1.84%              0.71%              21.64%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.19%              22.66%
    Highest contract charges                  1.85%              1.57%              21.81%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.06%             13.18%               3.04%
    Highest contract charges                  1.82%              2.25%              13.62%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2009  Lowest contract charges                   13,631       $1.929432           $26,299
    Highest contract charges                    213,979        1.815857           388,556
    Remaining contract charges                1,898,883              --         3,607,692
 2008  Lowest contract charges                   30,570        1.413568            43,213
    Highest contract charges                    314,072        1.339698           420,761
    Remaining contract charges                2,093,691              --         2,920,200
 2007  Lowest contract charges                   72,542        2.484107           180,203
    Highest contract charges                    436,533        2.370871         1,034,963
    Remaining contract charges                3,231,070              --         7,938,534
 2006  Lowest contract charges                   84,389        2.305259           194,538
    Highest contract charges                    441,020        2.215621           977,132
    Remaining contract charges                2,844,036              --         6,496,973
 2005  Lowest contract charges                    6,321        1.802954            11,397
    Highest contract charges                    134,173        1.745011           234,133
    Remaining contract charges                  539,958              --           965,236
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2009  Lowest contract charges                   14,611        2.081136            30,407
    Highest contract charges                  2,410,316        1.988092         4,791,929
    Remaining contract charges               17,447,072              --        35,911,080
 2008  Lowest contract charges                   36,032        1.577423            56,838
    Highest contract charges                  2,867,221        1.517501         4,351,011
    Remaining contract charges               20,455,910              --        31,977,034
 2007  Lowest contract charges                   38,868        2.762977           107,390
    Highest contract charges                  3,716,170        2.676742         9,947,228
    Remaining contract charges               24,868,677              --        68,228,784
 2006  Lowest contract charges                   47,254        2.193374           103,645
    Highest contract charges                  1,502,052        2.139837         3,214,147
    Remaining contract charges               10,525,603              --        22,968,961
 2005  Lowest contract charges                    8,465        1.782718            15,090
    Highest contract charges                  1,638,944        1.751406         2,870,457
    Remaining contract charges               11,603,831              --        20,621,769

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2009  Lowest contract charges                1.15%              1.23%              36.49%
    Highest contract charges                  1.85%              1.65%              35.54%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.16%              1.06%             (43.10)%
    Highest contract charges                  1.86%              1.15%             (43.49)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.57%               7.76%
    Highest contract charges                  1.84%              1.62%               7.01%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.14%              1.93%              27.86%
    Highest contract charges                  1.85%              2.84%              26.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.02%             23.34%               3.52%
    Highest contract charges                  1.81%              8.14%              14.84%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2009  Lowest contract charges                1.15%              1.27%              31.93%
    Highest contract charges                  1.85%              1.91%              31.01%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              2.18%             (42.91)%
    Highest contract charges                  1.86%              2.06%             (43.31)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.07%              25.97%
    Highest contract charges                  1.84%              2.16%              25.09%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              3.00%              23.04%
    Highest contract charges                  1.85%              2.65%              22.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.93%                --                2.63%
    Highest contract charges                  1.84%                --               12.52%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MIDCAP GROWTH HLS FUND
 2009  Lowest contract charges                   16,400      $12.848900          $210,716
    Highest contract charges                    251,259       13.148741         3,303,738
    Remaining contract charges                  873,385              --        11,091,685
 2008  Lowest contract charges                   23,273        8.798670           204,771
    Highest contract charges                    302,230        9.058181         2,737,651
    Remaining contract charges                  997,342              --         8,682,038
 2007  Lowest contract charges                   27,627       16.763168           463,116
    Highest contract charges                    361,104       17.361833         6,269,430
    Remaining contract charges                1,315,332              --        21,836,746
 2006  Lowest contract charges                   37,042       15.202514           563,128
    Highest contract charges                    468,547       15.840177         7,421,883
    Remaining contract charges                1,602,379              --        24,149,671
 2005  Lowest contract charges                   47,255       13.711371           647,929
    Highest contract charges                    543,313       14.372461         7,808,751
    Remaining contract charges                1,954,382              --        26,592,239
HARTFORD MONEY MARKET HLS FUND
 2009  Lowest contract charges                  581,701        1.184339           688,932
    Highest contract charges                    297,307       11.033642         3,280,374
    Remaining contract charges               12,124,455              --        23,984,540
 2008  Lowest contract charges                  798,101        1.197239           955,517
    Highest contract charges                    480,731       11.232023         5,399,584
    Remaining contract charges               18,921,991              --        37,876,600
 2007  Lowest contract charges                1,009,684        1.185768         1,197,251
    Highest contract charges                    325,850       11.202888         3,650,461
    Remaining contract charges               15,370,679              --        30,702,902
 2006  Lowest contract charges                1,092,693        1.142958         1,248,902
    Highest contract charges                    313,050       10.874287         3,404,219
    Remaining contract charges               13,505,829              --        26,927,025
 2005  Lowest contract charges                2,582,784        1.104241         2,852,016
    Highest contract charges                    292,495       10.579718         3,094,514
    Remaining contract charges               16,289,058              --        31,190,901

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MIDCAP GROWTH HLS FUND
 2009  Lowest contract charges                1.25%              0.26%              46.03%
    Highest contract charges                  1.85%              0.30%              45.16%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.26%              0.30%             (47.51)%
    Highest contract charges                  1.86%              0.32%             (47.83)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.45%              10.27%
    Highest contract charges                  1.85%              0.43%               9.61%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%                --               10.88%
    Highest contract charges                  1.85%                --               10.21%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.02%               3.25%
    Highest contract charges                  1.85%              0.02%               2.63%
    Remaining contract charges                  --                 --                  --
HARTFORD MONEY MARKET HLS FUND
 2009  Lowest contract charges                1.15%              0.06%              (1.08)%
    Highest contract charges                  1.85%              0.06%              (1.77)%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              2.19%               0.97%
    Highest contract charges                  1.85%              2.04%               0.26%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              4.81%               3.75%
    Highest contract charges                  1.85%              4.82%               3.02%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.16%              4.52%               3.51%
    Highest contract charges                  1.85%              4.61%               2.78%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.58%              2.92%               0.19%
    Highest contract charges                  1.85%              2.77%               0.96%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD SMALLCAP VALUE HLS FUND
 2009  Lowest contract charges                   53,132      $21.548098        $1,144,889
    Highest contract charges                    202,233       20.218150         4,088,775
    Remaining contract charges                  915,427              --        19,496,694
 2008  Lowest contract charges                   56,801       16.950257           962,796
    Highest contract charges                    243,947       15.999814         3,903,101
    Remaining contract charges                1,095,434              --        18,370,675
 2007  Lowest contract charges                   61,125       24.297105         1,485,149
    Highest contract charges                    348,990       23.073087         8,052,270
    Remaining contract charges                1,450,503              --        34,903,694
 2006  Lowest contract charges                   74,074       25.745504         1,907,082
    Highest contract charges                    434,878       24.595728        10,696,137
    Remaining contract charges                1,838,611              --        46,927,087
 2005  Lowest contract charges                   96,783       22.035155         2,132,627
    Highest contract charges                    521,602       21.177752        11,046,352
    Remaining contract charges                2,341,951              --        51,210,638
HARTFORD SMALLCAP GROWTH HLS FUND
 2009  Lowest contract charges                      678       15.709621            10,645
    Highest contract charges                    371,012       11.077238         4,109,788
    Remaining contract charges                1,736,951              --        40,674,705
 2008  Lowest contract charges                    1,241       11.737397            14,570
    Highest contract charges                    440,825        8.334477         3,674,044
    Remaining contract charges                1,978,506              --        34,679,493
 2007  Lowest contract charges                    1,339       18.973926            25,404
    Highest contract charges                    585,978       13.567898         7,950,488
    Remaining contract charges                2,443,074              --        69,371,872
 2006  Lowest contract charges                    1,880       19.553470            36,770
    Highest contract charges                    770,964       14.080588        10,855,629
    Remaining contract charges                3,091,989              --        90,595,968
 2005  Lowest contract charges                      547       18.510379            10,129
    Highest contract charges                    924,037       13.423119        12,403,463
    Remaining contract charges                3,825,399              --       106,009,189

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD SMALLCAP VALUE HLS FUND
 2009  Lowest contract charges                1.25%              0.93%              27.13%
    Highest contract charges                  1.85%              0.88%              26.37%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.25%              1.25%             (30.24)%
    Highest contract charges                  1.86%              1.12%             (30.66)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              1.16%              (5.63)%
    Highest contract charges                  1.85%              1.14%              (6.19)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              1.21%              16.84%
    Highest contract charges                  1.85%              1.26%              16.14%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.24%              1.52%               6.77%
    Highest contract charges                  1.85%              1.45%               6.13%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALLCAP GROWTH HLS FUND
 2009  Lowest contract charges                1.15%              0.09%              33.84%
    Highest contract charges                  1.85%              0.09%              32.91%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              0.44%             (38.14)%
    Highest contract charges                  1.86%              0.42%             (38.57)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              0.39%              (2.96)%
    Highest contract charges                  1.85%              0.25%              (3.64)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              0.20%               5.64%
    Highest contract charges                  1.85%              0.34%               4.90%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.99%                --               (0.61)%
    Highest contract charges                  1.85%              0.37%               8.99%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2009  Lowest contract charges                   73,534       $1.317644           $96,892
    Highest contract charges                  1,436,157        1.263962         1,815,248
    Remaining contract charges                2,647,371              --         3,464,219
 2008  Lowest contract charges                   95,316        0.942674            89,852
    Highest contract charges                  1,687,744        0.909709         1,535,356
    Remaining contract charges                3,316,600              --         3,107,980
 2007  Lowest contract charges                  153,870        1.678493           258,270
    Highest contract charges                  2,113,712        1.629591         3,444,485
    Remaining contract charges                4,052,431              --         6,768,500
 2006  Lowest contract charges                  215,806        1.604868           346,340
    Highest contract charges                  2,790,926        1.567487         4,374,747
    Remaining contract charges                5,104,750              --         8,160,271
 2005  Lowest contract charges                  204,258        1.417353           289,505
    Highest contract charges                  3,232,412        1.392675         4,501,699
    Remaining contract charges                6,259,480              --         8,845,925
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2009  Lowest contract charges                    2,983       14.264487            42,556
    Highest contract charges                    377,348       12.987128         4,900,671
    Remaining contract charges                1,501,259              --        35,872,853
 2008  Lowest contract charges                    3,886       13.957683            54,236
    Highest contract charges                    471,199       12.797050         6,029,958
    Remaining contract charges                1,757,005              --        40,930,506
 2007  Lowest contract charges                    3,026       14.210526            42,995
    Highest contract charges                    643,612       13.120403         8,444,447
    Remaining contract charges                1,949,101              --        46,621,059
 2006  Lowest contract charges                    2,123       13.771867            29,240
    Highest contract charges                    803,255       12.804687        10,285,427
    Remaining contract charges                2,404,794              --        55,160,075
 2005  Lowest contract charges                    1,233       13.393700            16,510
    Highest contract charges                  1,005,339       12.540547        12,607,502
    Remaining contract charges                3,029,438              --        68,223,972
HARTFORD VALUE HLS FUND
 2009  Lowest contract charges                   11,954        1.184249            14,156
    Highest contract charges                    199,386        1.114500           222,216
    Remaining contract charges                1,173,304              --         1,366,852
 2008  Lowest contract charges                   31,444        0.963202            30,287
    Highest contract charges                    229,187        0.912838           209,211
    Remaining contract charges                1,494,297              --         1,419,164
 2007  Lowest contract charges                   48,725        1.477075            71,971
    Highest contract charges                    294,228        1.409712           414,776
    Remaining contract charges                1,848,634              --         2,698,419
 2006  Lowest contract charges                   55,849        1.371064            76,573
    Highest contract charges                    337,596        1.317720           444,857
    Remaining contract charges                1,701,673              --         2,310,200

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD STOCK HLS FUND
 2009  Lowest contract charges                1.25%              1.52%              39.78%
    Highest contract charges                  1.85%              1.55%              38.94%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.26%              1.68%             (43.84)%
    Highest contract charges                  1.86%              1.89%             (44.18)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.25%              0.83%               4.59%
    Highest contract charges                  1.85%              0.91%               3.96%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.25%              1.52%              13.23%
    Highest contract charges                  1.85%              1.28%              12.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              1.82%               8.26%
    Highest contract charges                  1.85%              1.83%               7.61%
    Remaining contract charges                  --                 --                  --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2009  Lowest contract charges                1.15%              0.03%               2.20%
    Highest contract charges                  1.85%              0.03%               1.49%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              8.52%              (1.78)%
    Highest contract charges                  1.85%              7.50%              (2.47)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              3.38%               3.19%
    Highest contract charges                  1.85%              3.93%               2.47%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              3.80%               2.82%
    Highest contract charges                  1.85%              3.49%               2.11%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%                --                0.31%
    Highest contract charges                  1.85%              2.95%              (0.31)%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE HLS FUND
 2009  Lowest contract charges                1.15%              1.24%              22.95%
    Highest contract charges                  1.85%              1.77%              22.09%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              1.36%             (34.79)%
    Highest contract charges                  1.86%              1.74%             (35.25)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.14%              1.32%               7.73%
    Highest contract charges                  1.84%              1.17%               6.98%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.14%              3.12%              20.43%
    Highest contract charges                  1.85%              2.33%              19.59%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                    4,096      $14.123875           $57,850
    Highest contract charges                    271,640       14.008430         3,805,245
    Remaining contract charges                1,161,394              --        24,416,148
 2008  Lowest contract charges                    5,196        9.736017            50,592
    Highest contract charges                    343,938        9.724288         3,344,547
    Remaining contract charges                1,396,623              --        20,224,631
 2007  Lowest contract charges                    3,878       16.709799            64,802
    Highest contract charges                    459,617       16.807320         7,724,929
    Remaining contract charges                1,838,849              --        45,739,775
 2006  Lowest contract charges                    4,014       18.038304            72,399
    Highest contract charges                    556,035       18.271093        10,159,364
    Remaining contract charges                2,245,208              --        60,378,965
 2005  Lowest contract charges                    3,874       15.330484            59,394
    Highest contract charges                    683,996       15.637398        10,695,922
    Remaining contract charges                2,825,881              --        64,615,697
HARTFORD EQUITY INCOME HLS FUND
 2009  Lowest contract charges                   29,619        1.245532            36,891
    Highest contract charges                    319,863        1.192941           381,578
    Remaining contract charges                1,695,323              --         2,086,276
 2008  Lowest contract charges                   41,255        1.070808            44,176
    Highest contract charges                    385,686        1.032798           398,336
    Remaining contract charges                1,904,400              --         2,018,708
 2007  Lowest contract charges                   58,049        1.520541            88,266
    Highest contract charges                    466,265        1.476896           688,626
    Remaining contract charges                2,591,151              --         3,907,924
 2006  Lowest contract charges                   63,117        1.438253            90,779
    Highest contract charges                    388,928        1.406773           547,135
    Remaining contract charges                1,970,977              --         2,816,797
 2005  Lowest contract charges                   33,526        1.204430            40,380
    Highest contract charges                    157,989        1.186340           187,429
    Remaining contract charges                  404,601              --           485,224

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2009  Lowest contract charges                1.15%              1.05%              45.07%
    Highest contract charges                  1.85%              1.07%              44.06%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              2.12%             (41.74)%
    Highest contract charges                  1.86%              1.87%             (42.14)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              1.21%              (7.37)%
    Highest contract charges                  1.85%              1.09%              (8.01)%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              1.22%              17.66%
    Highest contract charges                  1.85%              1.22%              16.84%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.06%             15.34%               0.82%
    Highest contract charges                  1.85%              1.41%               6.34%
    Remaining contract charges                  --                 --                  --
HARTFORD EQUITY INCOME HLS FUND
 2009  Lowest contract charges                1.15%              2.63%              16.32%
    Highest contract charges                  1.85%              2.79%              15.51%
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.15%              2.57%             (29.58)%
    Highest contract charges                  1.86%              2.99%             (30.07)%
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.15%              2.11%               5.72%
    Highest contract charges                  1.84%              2.19%               4.99%
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.15%              2.73%              19.41%
    Highest contract charges                  1.85%              3.10%              18.58%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.06%             35.67%              (0.47)%
    Highest contract charges                  1.83%              6.62%               2.12%
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  UNIT         CONTRACT
SUB-ACCOUNT                        UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
ING JPMORGAN EMERGING MARKETS
 EQUITY PORTFOLIO
 2009  Lowest contract charges        29,912    $16.020683         $479,215
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        15,291      9.355467          143,050
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        26,521     19.238770          510,223
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        31,649     13.922547          440,633
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        21,784     10.269692          223,713
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
ING GLOBAL RESOURCES PORTFOLIO
 2009  Lowest contract charges        44,400     11.265332          500,179
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        49,335      8.229019          405,977
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        58,425     14.010498          818,561
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
AIM V.I. GLOBAL HEALTH CARE
 FUND
 2009  Lowest contract charges        31,758     21.476816          682,067
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        32,950     16.897448          556,775
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        41,368     23.779083          983,696
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        51,890     21.354693        1,108,105
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        60,653     20.383928        1,236,354
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
ING JPMORGAN EMERGING MARKETS
 EQUITY PORTFOLIO
 2009  Lowest contract charges        0.45%             1.63%             71.24%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             2.37%            (51.37)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             1.28%             38.18%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             0.55%             35.57%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.39%               --               1.92%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
ING GLOBAL RESOURCES PORTFOLIO
 2009  Lowest contract charges        0.45%             0.31%             36.90%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             1.88%            (41.27)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.43%             0.01%             40.11%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
AIM V.I. GLOBAL HEALTH CARE
 FUND
 2009  Lowest contract charges        0.45%             0.35%             27.10%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%               --             (28.94)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%               --              11.35%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%               --               4.76%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%               --               7.66%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                  UNIT         CONTRACT
SUB-ACCOUNT                        UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND
 2009  Lowest contract charges        67,511    $12.564866         $848,264
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        72,433      8.018763          580,820
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges       105,891     14.514379        1,536,935
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        94,759     13.537016        1,282,748
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges       172,980     12.308106        2,129,056
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
MFS(R) GROWTH SERIES
 2009  Lowest contract charges        29,108     19.836618          577,394
    Highest contract charges         142,166     10.828514        1,539,462
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        27,936     14.473275          404,321
    Highest contract charges         172,064      7.976142        1,372,410
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        31,520     23.230936          732,247
    Highest contract charges         205,859     12.924971        2,660,709
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        41,337     19.258223          796,080
    Highest contract charges         271,234     10.816904        2,933,906
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        56,047     17.929840        1,004,903
    Highest contract charges         398,371     10.166947        4,050,217
    Remaining contract charges            --            --               --
MFS(R) HIGH INCOME SERIES
 2009  Lowest contract charges        12,203     18.671075          227,835
    Highest contract charges          75,598     12.997699          982,599
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        15,377     12.886122          198,152
    Highest contract charges          91,491      9.056071          828,547
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        18,700     18.101609          338,509
    Highest contract charges         129,752     12.842975        1,666,393
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        22,538     17.867204          402,696
    Highest contract charges         155,771     12.797666        1,993,508
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        71,105     16.261032        1,156,235
    Highest contract charges         232,168     11.758362        2,729,921
    Remaining contract charges            --            --               --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
AIM V.I. TECHNOLOGY FUND
 2009  Lowest contract charges        0.45%               --              56.69%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%               --             (44.75)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%               --               7.22%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%               --               9.99%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%               --               1.72%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
MFS(R) GROWTH SERIES
 2009  Lowest contract charges        0.45%             0.31%             37.06%
    Highest contract charges          1.40%             0.32%             35.76%
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             0.22%            (37.70)%
    Highest contract charges          1.40%               --             (38.29)%
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%               --              20.63%
    Highest contract charges          1.40%               --              19.49%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%               --               7.41%
    Highest contract charges          1.40%               --               6.39%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%               --               8.70%
    Highest contract charges          1.40%               --               7.67%
    Remaining contract charges          --                --                 --
MFS(R) HIGH INCOME SERIES
 2009  Lowest contract charges        0.45%             7.91%             44.43%
    Highest contract charges          1.40%             8.27%             43.07%
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             9.52%            (28.81)%
    Highest contract charges          1.40%             9.11%            (29.49)%
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             6.79%              1.31%
    Highest contract charges          1.40%             7.13%              0.35%
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             8.15%              9.88%
    Highest contract charges          1.40%             8.57%              8.84%
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             7.10%              1.70%
    Highest contract charges          1.40%             6.97%              0.74%
    Remaining contract charges          --                --                 --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  UNIT         CONTRACT
SUB-ACCOUNT                        UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
MFS(R) STRATEGIC INCOME SERIES
 2009  Lowest contract charges        14,158    $17.814954         $252,218
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        18,224     14.402608          262,470
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        15,228     16.447182          250,460
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        22,776     15.933761          362,910
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        18,306     15.004669          274,682
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
NEUBERGER BERMAN AMT SHORT
 DURATION BOND PORTFOLIO
 2009  Lowest contract charges        26,957     14.463430          389,884
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        21,142     12.820175          271,040
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        25,002     14.875593          371,914
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        38,067     14.262173          542,915
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        61,926     13.748814          851,409
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
MFS(R) STRATEGIC INCOME SERIES
 2009  Lowest contract charges        0.45%             9.34%             23.69%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             6.39%            (12.43)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             4.86%              3.22%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             4.67%              6.19%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             5.81%              1.43%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
NEUBERGER BERMAN AMT SHORT
 DURATION BOND PORTFOLIO
 2009  Lowest contract charges        0.45%             8.92%             12.82%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             4.77%            (13.82)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             2.63%              4.30%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             2.68%              3.73%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             2.89%              0.99%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                  UNIT         CONTRACT
SUB-ACCOUNT                        UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS
 PORTFOLIO
 2009  Lowest contract charges        70,054    $16.990397       $1,190,248
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        74,666     10.935177          816,481
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        68,815     23.073442        1,587,805
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges       107,585     21.198371        2,280,631
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges       120,703     18.971704        2,289,939
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
PIONEER FUND VCT PORTFOLIO
 2009  Lowest contract charges        50,949     10.759591          548,189
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        44,933      8.632715          387,893
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        62,926     13.192397          830,140
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        78,178     12.622213          986,776
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges       104,909     10.871085        1,140,479
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
DWS INTERNATIONAL VIP
 PORTFOLIO
 2009  Lowest contract charges        73,636     16.731430        1,232,031
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        78,552     12.707678          998,212
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        85,382     24.884796        2,124,721
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges        99,306     22.022791        2,187,011
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges       126,175     17.737135        2,237,985
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS
 PORTFOLIO
 2009  Lowest contract charges        0.45%             2.60%             55.37%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             0.60%            (52.61)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             0.64%              8.85%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             0.68%             11.74%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             0.97%             17.52%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
PIONEER FUND VCT PORTFOLIO
 2009  Lowest contract charges        0.45%             1.82%             24.64%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             1.78%            (34.56)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             1.20%              4.52%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             1.32%             16.11%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             1.34%              5.70%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
DWS INTERNATIONAL VIP
 PORTFOLIO
 2009  Lowest contract charges        1.40%             4.37%             31.66%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        1.41%             1.39%            (48.93)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        1.40%             2.47%             13.00%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        1.40%             1.89%             24.16%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        1.40%             1.61%             14.55%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                  UNIT         CONTRACT
SUB-ACCOUNT                        UNITS      FAIR VALUE #  OWNERS' EQUITY
---------------------------------------------------------------------------
PIONEER GROWTH OPPORTUNITIES
 VCT PORTFOLIO
 2009  Lowest contract charges        49,628    $18.856765         $935,814
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        55,434     13.102911          726,348
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        61,928     20.403279        1,263,530
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges       163,698     21.317943        3,489,714
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges       196,463     20.279087        3,984,080
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
VAN ECK WORLDWIDE BOND FUND
 2009  Lowest contract charges        14,063     19.493740          274,139
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2008  Lowest contract charges        22,296     18.476518          411,951
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2007  Lowest contract charges        18,699     17.913669          334,965
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2006  Lowest contract charges         8,312     16.401695          136,326
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --
 2005  Lowest contract charges        16,043     15.472974          248,235
    Highest contract charges              --            --               --
    Remaining contract charges            --            --               --

                                                    INVESTMENT
                                    EXPENSE           INCOME             TOTAL
SUB-ACCOUNT                         RATIO*           RATIO**           RETURN***
------------------------------  ----------------------------------------------------
PIONEER GROWTH OPPORTUNITIES
 VCT PORTFOLIO
 2009  Lowest contract charges        0.45%               --              43.91%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%               --             (35.78)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%               --              (4.29)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%               --               5.12%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%               --               6.21%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
VAN ECK WORLDWIDE BOND FUND
 2009  Lowest contract charges        0.45%             4.69%              5.51%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2008  Lowest contract charges        0.45%             7.28%              3.14%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2007  Lowest contract charges        0.45%             6.04%              9.22%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2006  Lowest contract charges        0.45%             9.98%              6.00%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --
 2005  Lowest contract charges        0.45%             7.83%             (3.47)%
    Highest contract charges            --                --                 --
    Remaining contract charges          --                --                 --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS FUND
 2009  Lowest contract charges                   73,445      $31.482933        $2,312,270
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   30,656       20.074644           615,397
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   43,561       37.429332         1,630,475
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   42,494       25.865846         1,099,132
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   58,788       20.870747         1,226,947
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2009  Lowest contract charges                  169,030       10.320991         1,744,553
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  175,992        9.065403         1,595,432
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  234,549       12.969137         3,041,891
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  326,013       12.223451         3,985,008
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  423,871       11.053892         4,685,428
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS FUND
 2009  Lowest contract charges                0.45%              0.13%              56.83%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%              0.31%             (46.37)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%              0.11%              44.71%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%              0.06%              23.93%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.44%              0.14%              50.99%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2009  Lowest contract charges                1.40%              2.05%              13.85%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              2.37%             (30.10)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              2.16%               6.10%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              2.26%              10.58%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              2.01%               3.53%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2009  Lowest contract charges                  269,209      $20.506317        $5,520,480
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  327,645       18.564273         6,082,489
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  448,291       18.388348         8,243,330
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  541,738       17.560060         9,512,955
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  764,975       17.147111        13,117,103
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2009  Lowest contract charges                  744,900       15.383431        11,459,115
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  902,484       13.349160        12,047,404
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                1,091,542       21.308769        23,259,413
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                1,371,299       21.020751        28,825,735
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                1,852,216       17.981333        33,305,302
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2009  Lowest contract charges                1.40%              4.53%              10.46%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.40%              4.77%               0.96%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              4.57%               4.72%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              4.36%               2.41%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              3.68%               0.51%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2009  Lowest contract charges                1.40%              2.02%              15.24%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              1.90%             (37.35)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.48%               1.37%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.51%              16.90%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.40%               3.91%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP
 VALUE FUND
 2009  Lowest contract charges                   46,561       $9.425143          $438,845
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   49,520        7.415154           367,201
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   62,254       11.571642           720,377
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   81,403       11.874027           966,581
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  100,313        9.860440           989,132
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 CORE FUND
 2009  Lowest contract charges                   16,321        6.343107           103,526
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   15,638        4.694905            73,418
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   17,345        7.866835           136,447
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   26,810        7.797779           209,056
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   47,358        6.838191           323,845
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP
 VALUE FUND
 2009  Lowest contract charges                1.40%              1.61%              27.11%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              1.50%             (35.92)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              1.01%              (2.55)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.40%              20.42%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.78%               1.67%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 CORE FUND
 2009  Lowest contract charges                1.40%              1.95%              35.11%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              1.09%             (40.32)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --                0.89%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.41%              0.56%              14.03%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.52%              (3.60)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2009  Lowest contract charges                   11,970       $6.964463           $83,364
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   13,616        6.269214            85,360
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   18,129       11.234586           203,672
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   13,175       10.112017           133,226
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   15,652        8.488320           132,855
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2009  Lowest contract charges                  311,891       16.298998         5,083,502
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  359,396       11.527997         4,143,112
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  429,025       19.162188         8,221,062
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  565,778       18.057684        10,216,652
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  857,865       17.892274        15,349,159
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2009  Lowest contract charges                1.40%              2.92%              11.09%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.39%              1.98%             (44.20)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%              0.01%              11.10%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%              1.57%              19.13%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.75%               8.16%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2009  Lowest contract charges                1.40%              0.38%              41.39%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%              0.27%             (39.84)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --                6.12%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%                --                0.92%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.18%               4.23%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2009  Lowest contract charges                  122,831      $15.280749        $1,876,941
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                  145,310       10.151582         1,475,129
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                  185,191       17.574798         3,254,692
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                  251,528       15.659658         3,938,846
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  316,648       12.936868         4,096,428
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 2009  Lowest contract charges                   18,730       21.847241           409,200
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2008  Lowest contract charges                   22,151       15.641520           346,481
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2007  Lowest contract charges                   38,155       28.236983         1,077,392
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2006  Lowest contract charges                   31,213       23.187850           723,771
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   33,735       20.317107           685,394
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2009  Lowest contract charges                1.40%                --               50.53%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                1.41%                --              (42.24)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                1.40%                --               12.23%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                1.40%                --               21.05%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --                4.77%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 2009  Lowest contract charges                0.45%                --               39.68%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2008  Lowest contract charges                0.45%                --              (44.61)%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2007  Lowest contract charges                0.45%                --               21.78%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2006  Lowest contract charges                0.45%                --               14.13%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.44%                --               20.94%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

* This represents the annualized contract expenses of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values.

VARIABLE ACCOUNT D

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2009

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.45% to 1.40% of the Account's value for administrative ser-vices provided by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0.10% to 0.15% of the contract's value for annual fund operating expenses provided for by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as Enhanced Death Benefit charge of 0.45%, and Guaranteed Payout Plan charge of 0.35% of the contract values, respectively.

    These charges are a reduction of unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee ranging from $30 to $35 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $25,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Union Security Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries (the "Company"), an indirect wholly-owned subsidiary of Assurant, Inc. at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairment of debt securities on April 1, 2009.

/s/ PricewaterhouseCoopers LLP

April 23, 2010
New York, New York

                        UNION SECURITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                         AT DECEMBER 31, 2009 AND 2008

                                              DECEMBER 31,               DECEMBER 31,
                                                  2009                       2008
                                                      (IN THOUSANDS EXCEPT PER
                                                      SHARE AND SHARE AMOUNTS)
-----------------------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities available for
  sale, at fair value (amortized cost --
  $2,493,265 in 2009 and $2,399,676 in
  2008)                                          $2,555,863                $2,199,547
 Equity securities available for sale,
  at fair value (cost -- $160,510 in
  2009 and $189,973 in 2008)                        157,993                   144,770
 Commercial mortgage loans on real
  estate, at amortized cost                         772,912                   838,254
 Policy loans                                        13,981                    14,422
 Short-term investments                              70,367                   159,847
 Collateral held under securities
  lending                                           106,896                   113,191
 Other investments                                   88,736                    82,628
                                               ------------              ------------
                       TOTAL INVESTMENTS          3,766,748                 3,552,659
                                               ------------              ------------
 Cash and cash equivalents                           43,819                    17,171
 Premiums and accounts receivable, net               79,516                    71,850
 Reinsurance recoverables                         1,434,405                 1,359,251
 Accrued investment income                           41,476                    40,610
 Deferred acquisition costs                          37,908                    43,020
 Deferred income taxes, net                          56,569                   179,413
 Goodwill                                            81,573                   156,817
 Value of business acquired                          18,783                    21,461
 Other assets                                        39,732                    32,893
 Assets held in separate accounts                 1,740,344                 1,557,313
                                               ------------              ------------
                            TOTAL ASSETS         $7,340,873                $7,032,458
                                               ------------              ------------
LIABILITIES
 Future policy benefits and expenses             $2,675,069                $2,687,488
 Unearned premiums                                   37,692                    35,962
 Claims and benefits payable                      1,751,501                 1,778,563
 Commissions payable                                 13,242                    14,998
 Deferred gain on disposal of businesses             97,021                   113,927
 Obligations under securities lending               108,186                   124,063
 Accounts payable and other liabilities             188,958                   188,053
 Taxes payable                                       10,523                     2,331
 Liabilities related to separate
  accounts                                        1,740,344                 1,557,313
                                               ------------              ------------
                       TOTAL LIABILITIES          6,622,536                 6,502,698
                                               ------------              ------------
COMMITMENTS AND CONTINGENCIES (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $5 per share,
  1,000,000 shares authorized, issued,
  and outstanding                                     5,000                     5,000
 Additional paid-in capital                         475,635                   460,635
 Retained earnings                                  203,109                   229,837
 Accumulated other comprehensive income
  (loss)                                             34,593                  (165,712)
                                               ------------              ------------
              TOTAL STOCKHOLDER'S EQUITY            718,337                   529,760
                                               ------------              ------------
     TOTAL LIABILITIES AND STOCKHOLDER'S
                                  EQUITY         $7,340,873                $7,032,458
                                               ------------              ------------

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                                     YEARS ENDED DECEMBER 31,
                                                                           2009                2008                2007
                                                                                          (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other considerations                             $1,092,512          $1,173,790          $1,259,930
 Net investment income                                                       216,725             238,451             286,235
 Net realized losses on investments, excluding
  other-than-temporary investment losses                                     (13,925)            (26,621)             (7,093)
  Total other-than-temporary investment losses                               (11,330)           (109,075)            (21,126)
  Portion of gain recognized in other comprehensive income,
   before taxes                                                                 (257)                 --                  --
                                                                       -------------       -------------       -------------
 Net other-than-temporary investment losses recognized in
  earnings                                                                   (11,587)           (109,075)            (21,126)
 Amortization of deferred gains on disposal of businesses                     16,906              20,680              23,548
 Fees and other income                                                        14,859              11,449              16,395
                                                                       -------------       -------------       -------------
                                                  TOTAL REVENUES           1,315,490           1,308,674           1,557,889
                                                                       -------------       -------------       -------------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                                                       849,531             889,498             934,609
 Amortization of deferred acquisition costs and value of
  business acquired                                                           46,398              46,678              43,575
 Underwriting, general and administrative expenses                           340,342             353,774             383,106
 Goodwill impairment                                                          75,244                  --                  --
                                                                       -------------       -------------       -------------
                             TOTAL BENEFITS, LOSSES AND EXPENSES           1,311,515           1,289,950           1,361,290
                                                                       -------------       -------------       -------------
 Income before provision for income taxes                                      3,975              18,724             196,599
 Provision for income taxes                                                   27,127              10,867              57,121
                                                                       -------------       -------------       -------------
                                               NET (LOSS) INCOME            $(23,152)             $7,857            $139,478
                                                                       -------------       -------------       -------------

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                                           ACCUMULATED
                                                                                              OTHER
                                                                                          COMPREHENSIVE
                                  COMMON             ADDITIONAL                           INCOME (LOSS)
                                   STOCK              PAID-IN          RETAINED
                                                      CAPITAL          EARNINGS                                     TOTAL
                                                                     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2007           $5,000              $545,635         $286,350               $62,279              $899,264
Dividends                              --                    --         (197,000)                   --              (197,000)
Cumulative effect of change
 in accounting principles              --                    --           (4,118)                   --                (4,118)
Comprehensive income:
 Net income                            --                    --          139,478                    --               139,478
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net
  of taxes                             --                    --               --               (56,642)              (56,642)
 Net change in foreign
  currency translation, net
  of taxes                             --                    --               --                    59                    59
                                                                                                                  ----------
Total other comprehensive
 loss                                                                                                                (56,583)
                                                                                                                  ----------
 Total comprehensive income                                                                                           82,895
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2007         5,000               545,635          224,710                 5,696               781,041
                                  -------            ----------       ----------            ----------            ----------
Return of capital (Note 7)             --              (100,000)              --                    --              (100,000)
Capital contribution (Note
 7)                                    --                15,000               --                    --                15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                              --                    --           (2,730)                   --                (2,730)
Comprehensive loss:
 Net income                            --                    --            7,857                    --                 7,857
Other comprehensive loss:
 Net change in unrealized
  gains on securities, net
  of taxes                             --                    --               --              (171,408)             (171,408)
                                                                                                                  ----------
Total other comprehensive
 loss                                                                                                               (171,408)
                                                                                                                  ----------
 Total comprehensive income                                                                                         (163,551)
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2008         5,000               460,635          229,837              (165,712)              529,760
                                  -------            ----------       ----------            ----------            ----------
Dividends                              --                    --          (20,000)                   --               (20,000)
Capital contribution (Note
 7)                                    --                15,000               --                    --                15,000
Cumulative effect of change
 in accounting principles
 (Note 2)                              --                    --           16,424               (16,424)                   --
Comprehensive Income:
 Net loss                              --                    --          (23,152)                   --               (23,152)
Other comprehensive income:
 Net change in unrealized
  losses on securities, net
  of taxes                             --                    --               --               210,552               210,552
 Net change in
  other-than-temporary
  impairment gains,
  recognized in other
  comprehensive income, net
  of taxes                             --                    --               --                 6,177                 6,177
                                                                                                                  ----------
Total other comprehensive
 income                                                                                                              216,729
                                                                                                                  ----------
 Total comprehensive income                                                                                          193,577
                                  -------            ----------       ----------            ----------            ----------
 BALANCE, DECEMBER 31, 2009        $5,000              $475,635         $203,109               $34,593              $718,337
                                  -------            ----------       ----------            ----------            ----------

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                        UNION SECURITY INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                               YEARS ENDED DECEMBER 31,
                                                       2009              2008              2007
                                                                    (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net (loss) income                                     $(23,152)           $7,857          $139,478
 Adjustments to reconcile net income to net cash
  provided by operating activities:
 Change in reinsurance recoverable                      (75,154)          (51,605)           (8,648)
 Change in premiums and accounts receivable              (5,590)           40,739            (2,976)
 Depreciation and amortization                            3,418             1,173             2,124
 Change in deferred acquisition costs and value of
  business acquired                                       7,790             8,910            10,512
 Change in accrued investment income                       (866)            1,742             3,980
 Change in insurance policy reserves and expenses       (45,507)          (53,850)          (73,896)
 Change in accounts payable and other liabilities        (3,222)          (20,638)          (13,212)
 Change in commissions payable                           (1,756)             (509)             (681)
 Change in reinsurance balances payable                      --            (2,706)             (437)
 Change in funds held under reinsurance                      --              (118)               11
 Amortization of deferred gain on disposal of
  businesses                                            (16,906)          (20,680)          (23,548)
 Change in income taxes                                   7,501           (22,869)          (47,888)
 Net realized losses on investments                      25,512           135,696            28,219
 Goodwill impairment                                     75,244                --                --
 Other                                                   (5,251)              (84)              302
                                                    -----------       -----------       -----------
          NET CASH (USED IN) PROVIDED BY OPERATING
                                        ACTIVITIES      (57,939)           23,058            13,340
                                                    -----------       -----------       -----------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities available for sale           244,094           451,988           382,557
 Equity securities available for sale                    27,345            96,375           116,117
 Property and equipment                                    (105)               25                --
 Maturities, prepayments, and scheduled redemption
  of:
 Fixed maturity securities available for sale           129,687            76,593           208,303
 Purchase of:
 Fixed maturity securities available for sale          (449,662)         (357,887)         (394,138)
 Equity securities available for sale                   (11,750)          (74,181)         (116,049)
 Property and equipment                                      --                --               (25)
 Subsidiary, net of cash transferred (1)                  4,923                --                --
 Change in other invested assets                         (6,108)           (7,847)           12,542
 Change in commercial mortgage loans on real
  estate                                                 61,242           (16,070)          (72,213)
 Change in short-term investments                        89,480          (115,755)            4,049
 Change in collateral held under securities
  lending                                                15,877           111,102           (63,112)
 Change in policy loans                                     441            (2,076)              116
                                                    -----------       -----------       -----------
         NET CASH PROVIDED BY INVESTING ACTIVITIES      105,464           162,267            78,147
                                                    -----------       -----------       -----------
FINANCING ACTIVITIES
 Dividends paid                                         (20,000)               --          (197,000)
 Change in obligation under securities lending          (15,877)         (115,986)           63,112
 Return of capital                                           --          (100,000)               --
 Contributed capital                                     15,000            15,000                --
                                                    -----------       -----------       -----------
             NET CASH USED IN FINANCING ACTIVITIES      (20,877)         (200,986)         (133,888)
                                                    -----------       -----------       -----------
 Change in cash and cash equivalents                     26,648           (15,661)          (42,401)
 Cash and cash equivalents at beginning of period        17,171            32,832            75,233
                                                    -----------       -----------       -----------
 Cash and cash equivalents at end of period             $43,819           $17,171           $32,832
                                                    -----------       -----------       -----------
Supplemental information:
 Income taxes paid, net of refunds                      $19,597           $33,270          $104,754

(1) This relates to Shenandoah Life Insurance Company ("Shenandoah"), acquired through reinsurance agreement on October 1, 2009.

      SEE THE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

UNION SECURITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007
(IN THOUSANDS EXCEPT SHARE DATA)

--------------------------------------------------------------------------------

1. NATURE OF OPERATIONS

Union Security Insurance Company (the "Company") is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, small employer group health insurance and preneed. The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ. The Company distributes its products in the District of Columbia and in all states except New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant inter-company transactions and balances are eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired ("VOBA"), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results may differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on foreign currency translation, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to the 2009 presentation.

REVENUE RECOGNITION

The Company recognizes revenue when realized or realizable and earned. Revenue generally is realized or realizable and earned when persuasive evidence of an arrangement exists, services have been rendered, the price is fixed or determinable, and collectability is reasonably assured.

FOREIGN CURRENCY TRANSLATION

For those foreign affiliates where the local currency is the functional currency, unrealized foreign currency translation gains and losses net of deferred income taxes have been reflected in accumulated other comprehensive income (loss) ("AOCI").

FAIR VALUE

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Please see Note 4 for more information on the Company's fair value policies.

INVESTMENTS

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, which is included within the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 320, INVESTMENTS-DEBT AND EQUITY SECURITIES and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. The net unrealized gains and losses, less deferred income taxes, are included in AOCI.

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loans facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company has determined that a loan be placed on non-accrual status after 90 days of delinquent payments (unless the loan is both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests it is probable a loan may be impaired.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

The collateral held under securities lending is reported at fair value. The obligation under securities lending is reported at the amount of the collateral received.

Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. Please see Note 3 for more information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

RECEIVABLES

The Company records a receivable when revenue has been earned but the cash has not been collected. The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions.

Reinsurance balances payable include amounts related to ceded premiums and estimated amounts related to assumed paid or incurred losses, which are reported based upon ceding entities' estimations.

Funds held under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

DEFERRED ACQUISITION COSTS

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of interest income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the consolidated statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Long Duration Contracts

Acquisition costs for preneed life insurance policies and life insurance policies (no longer offered) are deferred and amortized in proportion to anticipated premiums over the premium-paying period. These acquisition costs consist primarily of first year commissions paid to agents and sales and policy issue costs.

Acquisition costs relating to group worksite insurance products consist primarily of first year commissions to brokers and one time policy transfer fees and costs of issuing new certificates. These acquisition costs are front-end loaded, thus they are deferred and amortized over the estimated terms of the underlying contracts.

For preneed investment-type annuities, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges over the estimated life of the policy or contract. The assumptions used for the estimates are consistent with those used in computing the policy or contract liabilities.

Acquisition costs on Fortis Financial Group ("FFG") and Long-Term Care ("LTC") disposed businesses were written off when the businesses were sold.

Short Duration Contracts

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

Acquisition costs on small group medical contracts consist primarily of commissions to agents and brokers and compensation to representatives. These contracts are considered short duration because the terms of the contracts are not fixed at issue and they are not guaranteed renewable. As a result, these costs are not deferred, but rather they are recorded in the consolidated statement of operations in the period in which they are incurred.

PROPERTY AND EQUIPMENT

Property and equipment are reported at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over estimated useful lives with a maximum of 39.5 years for buildings, a maximum of 7 years for furniture and a maximum of 5 years for equipment. Expenditures for maintenance and repairs are charged to income as incurred. Expenditures for improvements are capitalized and depreciated over the remaining useful life of the asset.

Property and equipment also includes capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over their estimated useful lives.

GOODWILL

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill were less than the recorded goodwill, the Company would record an impairment charge for the difference.

In the fourth quarters of 2009 and 2008, the Company conducted annual assessments of goodwill. Based on the results of the 2009 assessment, the Company concluded that the net book value of its goodwill exceeded the estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $75,244 impairment charge. Based on the results of the 2008 assessment, the Company concluded that its estimated fair value exceeded its net book value and therefore goodwill was not impaired. See
Note 4 and 13 for further information.

VALUE OF BUSINESSES ACQUIRED

VOBA is the identifiable intangible asset representing the value of the insurance businesses acquired. The amount is determined using best estimates for mortality, lapse, maintenance expenses and investment returns at date of purchase. The amount determined represents the purchase price paid to the seller for producing the business. Similar to the amortization of DAC, the amortization of VOBA is over the premium payment period for traditional life insurance policies and preneed limited payment policies. For preneed annuities, the amortization of VOBA is over the expected lifetime of the policies.

VOBA is tested for recoverability annually. If it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses or loss expenses, then an expense is reported in current earnings. Based on 2009 and 2008 testing, future policy premiums and investment income or gross profits were deemed adequate to cover related losses or loss expenses.

OTHER ASSETS

Other assets primarily include prepaid items and intangible assets. Intangible assets that have finite lives, including but not limited to, customer relationships, customer contracts and other intangible assets, are amortized over their estimated useful lives. Intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets subject to amortization, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2009 or 2008.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

RESERVES

Reserves are established in accordance with GAAP, using generally accepted actuarial methods and are based on a number of factors. These factors include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates, generally involving actuarial projections at a given time, of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on our assessment of facts and circumstances then known. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable, particularly on a prospective basis. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available, we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include Canadian pre-funded funeral ("preneed") life insurance policies and annuity contracts, traditional life insurance policies (no longer offered), FFG and LTC contracts disposed. Future policy benefits and expense reserves on preneed life insurance and, life insurance policies (no longer offered) are reported at the present value of future benefits to be paid to policyholders and related expenses less the present value of the future net premiums. These amounts are estimated and include assumptions as to the expected investment yield, inflation, mortality, morbidity, expenses, and withdrawal rates as well as other assumptions that are based on the Company's experience. These assumptions reflect anticipated trends and include provisions for possible adverse deviations. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years' income in a constant relationship to insurance in force.

Future policy benefits and expense reserves for preneed investment-type annuities consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances.

For worksite group disability, which typically has high front-end costs and are expected to remain in-force for an extended period of time, the case reserves and incurred but not reported ("IBNR") reserves are recorded at an amount equal to the net present value of the expected future claims payments. Worksite group long term disability reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio.

Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

DEFERRED GAIN ON DISPOSAL OF BUSINESSES

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sale did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company.

PREMIUMS

Long Duration Contracts

Currently, the Company's long duration contracts being sold are group worksite disability and life insurance. Revenues are recognized when earned on group worksite insurance products.

For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.

For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, medical, dental, and credit life and disability.

TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

FEE AND OTHER INCOME

The Company derives fee and other income primarily from providing administrative services. Fee income is recognized when services are performed.

UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

LEASES

The Company records expenses for operating leases on a straight-line basis over the lease term.

CONTINGENCIES

The Company follows the guidance on contingencies, which is included within ASC Topic 450, CONTINGENCIES, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

On July 1, 2009, the Company adopted the new guidance on GAAP, which is within ASC Topic 105, GAAP. The new guidance establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the

Company's financial position or results of operations. References to accounting guidance contained in the Company's consolidated financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.

On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On June 30, 2009, the Company adopted the new subsequent events guidance, which is within ASC Topic 855, SUBSEQUENT EVENTS. This new guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. See Note 18.

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income
(loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $16,424 (after-tax) in retained earnings and a decrease of $16,424 (after-tax) in AOCI. See Note 3 for further information.

On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets, which is within ASC Topic 820. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity, requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company adopted the revised business combinations guidance, which is within ASC Topic 805, BUSINESS COMBINATIONS. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the consolidated financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into any business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.

On January 1, 2009, the Company adopted the new consolidations guidance, which is within ASC Topic 810, CONSOLIDATION. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company applied the fair value measurements and disclosures guidance, which is within ASC Topic 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. The Company's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a business combination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair value measurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction between market participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performed its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter of 2009. Step 1 of the impairment test indicated that the net book value of the Company's goodwill was greater than its estimated fair value. Based on the results of the Step 1 test, the Company was required to measure the fair value of its goodwill in Step 2 of the impairment test. As mentioned above, the application of this guidance which was used to measure the fair value of goodwill in Step 2 of the impairment test did not have an impact on the Company's financial position or results of operations during 2009.

On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance, which is within ASC Topic 820. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008 except for certain financial assets that were measured at fair value using a transaction price. For these financial instruments, which the Company has, this guidance required limited retrospective adoption and thus the difference between the fair values using a transaction price and the fair values using an exit price of the relevant financial instruments was shown as a cumulative-effect adjustment to the January 1, 2008 retained earnings balance. At adoption, the Company recognized a $4,200 decrease to other assets, and a corresponding decrease of $2,730 (after-tax) to retained earnings. See Notes 3 and 4 for further information regarding these financial instruments and the fair value disclosures, respectively.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

In June 2009, the FASB issued new guidance on transfers of financial assets, which is within ASC Topic 860, TRANSFERS AND SERVICING. This new guidance amends the derecognition guidance in the Codification and eliminates the exemption from consolidation for qualifying special-purpose entities. This new guidance is effective for transfers of financial assets occurring in fiscal years beginning after November 15, 2009 and in interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have an impact on the Company's financial position or results of operations.

In June 2009, the FASB issued new guidance on the accounting for a variable interest entity ("VIE"), which is within ASC Topic 810, CONSOLIDATION. This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. This new guidance provides two transition alternatives: (i) retrospective application with a cumulative-effect adjustment to retained earnings as of the beginning of the first year adjusted; or (ii) application as of the date of adoption with a cumulative-effect adjustment to retained earnings recognized on that date. This new guidance is effective as of the beginning of the Company's first fiscal year beginning after November 15, 2009, and for interim periods within those fiscal years. Therefore, the Company is required to adopt this guidance on January 1, 2010. The adoption of this new guidance will not have a material impact on the Company's financial position and results of operations.

3. INVESTMENTS

The following table shows the amortized cost, gross unrealized gains and losses, fair value and OTTI of our fixed maturity and equity securities as of the dates indicated.

                                                                    DECEMBER 31, 2009
                                 COST OR             GROSS                 GROSS
                                AMORTIZED          UNREALIZED            UNREALIZED                            OTTI IN
                                   COST              GAINS                 LOSSES           FAIR VALUE         AOCI (1)
--------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and
  authorities                       $2,888              $124                  $ --              $3,012            $ --
 States, municipalities and
  political subdivisions            58,962             1,194                (1,762)             58,394              --
 Foreign governments                34,969             1,984                (1,825)             35,128              --
 Asset-backed                        3,782                56                   (58)              3,780              --
 Commercial mortgage-backed         20,369               121                  (168)             20,322              --
 Residential mortgage-backed       122,036             5,947                  (454)            127,529            (132)
 Corporate                       2,250,259           107,017               (49,578)          2,307,698           6,218
                                ----------          --------              --------          ----------          ------
          TOTAL FIXED MATURITY
                    SECURITIES  $2,493,265          $116,443              $(53,845)         $2,555,863          $6,086
                                ----------          --------              --------          ----------          ------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                          $160,510            $9,699              $(12,216)           $157,993            $ --
                                ----------          --------              --------          ----------          ------

(1) Represents the amount of other-than-temporary impairment (losses) gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.

                                                                                 DECEMBER 31, 2008
                                                      COST OR                 GROSS                 GROSS
                                                     AMORTIZED             UNREALIZED             UNREALIZED
                                                       COST                   GAINS                 LOSSES           FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government agencies
  and authorities                                         $3,276                 $386                    $ --              $3,662
 States, municipalities and political
  subdivisions                                            53,580                  568                  (2,671)             51,477
 Foreign governments                                      40,202                2,019                  (1,941)             40,280
 Asset-backed                                              7,036                   33                    (397)              6,672
 Commercial mortgage-backed                               19,409                   19                  (3,348)             16,080
 Residential mortgage-backed                             148,097                5,460                    (354)            153,203
 Corporate                                             2,128,076               42,478                (242,381)          1,928,173
                                                   -------------            ---------            ------------       -------------
                  TOTAL FIXED MATURITY SECURITIES     $2,399,676              $50,963               $(251,092)         $2,199,547
                                                   -------------            ---------            ------------       -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                        $189,973               $3,938                $(49,141)           $144,770
                                                   -------------            ---------            ------------       -------------

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        COST OR
                                                       AMORTIZED
                                                          COST       FAIR VALUE
--------------------------------------------------------------------------------
Due in one year or less                                    $26,443       $27,130
Due after one year through five years                      409,189       424,109
Due after five years through ten years                     433,202       448,572
Due after ten years                                      1,478,244     1,504,421
                                                      ------------  ------------
                                               TOTAL     2,347,078     2,404,232
Asset-backed                                                 3,782         3,780
Commercial mortgage-backed                                  20,369        20,322
Residential mortgage-backed                                122,036       127,529
                                                      ------------  ------------
                                               TOTAL    $2,493,265    $2,555,863
                                                      ------------  ------------

Major categories of net investment income were as follows:

                                         YEARS ENDED DECEMBER 31,
                                  2009             2008             2007
--------------------------------------------------------------------------------
Fixed maturity securities        $158,678         $165,334         $177,108
Equity securities                  12,522           15,860           20,997
Commercial mortgage loans on
 real estate                       51,287           54,535           52,990
Policy loans                          830              806              459
Short-term investments              1,207            2,888            4,060
Other investments                     603            6,351           38,140
Cash and cash equivalents              95            1,208            1,928
                               ----------       ----------       ----------
            INVESTMENT INCOME     225,222          246,982          295,682
Investment expenses                (8,497)          (8,531)          (9,447)
                               ----------       ----------       ----------
        NET INVESTMENT INCOME    $216,725         $238,451         $286,235
                               ----------       ----------       ----------

No material investments of the Company were non-income producing for the years ended December 31, 2009, 2008, and 2007.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

                                              YEARS ENDED DECEMBER 31,
                                       2009             2008             2007
--------------------------------------------------------------------------------
Proceeds from sales                   $271,086         $548,341         $490,403
Gross realized gains                    10,045           20,231           11,155
Gross realized losses                   20,503           44,001           18,121

For securities sold at a loss during 2009, the average period of time these securities were trading continuously at a price below book value was approximately 13 months.

After a period of declining market values in the fixed maturity and equity security markets, the credit markets have shown continued improvement throughout 2009. This is primarily due to specific U.S. government intervention which resulted in a lower threat of systemic collapse, enhanced liquidity in the market, and improved economic prospects. As a result, many securities in the portfolio have shown improved market values throughout the year.

We recorded net realized (losses) gains, including other-than-temporary impairments, in the statement of operations as follows:

                                                   YEARS ENDED DECEMBER 31,
                                            2009             2008             2007
------------------------------------------------------------------------------------------
Net realized (losses) gains related to
 sales:
 Fixed maturity securities                    $(198)          $(5,350)        $(2,495)
 Equity securities                           (9,647)          (16,153)         (4,471)
 Commercial mortgage loans on real
  estate                                     (4,100)             (234)           (312)
 Other investments                               20                --             185
 Collateral held under securities
  lending                                        --            (4,884)             --
                                          ---------       -----------       ---------
    TOTAL NET REALIZED LOSSES RELATED TO
                                   SALES    (13,925)          (26,621)         (7,093)
                                          ---------       -----------       ---------
Net realized losses related to
 other-than-temporary impairments:
 Fixed maturity securities                   (6,990)          (57,271)        (13,757)
 Equity securities                           (4,597)          (51,804)         (7,369)
                                          ---------       -----------       ---------
    TOTAL NET REALIZED LOSSES RELATED TO
        OTHER-THAN-TEMPORARY IMPAIRMENTS    (11,587)         (109,075)        (21,126)
                                          ---------       -----------       ---------
               TOTAL NET REALIZED LOSSES   $(25,512)        $(135,696)       $(28,219)
                                          ---------       -----------       ---------

OTHER-THAN-TEMPORARY IMPAIRMENTS

Adoption of the New OTTI Guidance

On April 1, 2009, the Company adopted the new OTTI guidance, which is within ASC Topic 320. See Note 2 for further information. The new OTTI guidance requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company had to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the reduction in value was reflected as a realized loss in the statement of operations. Under the new OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The new OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $64,705, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $36,462 of the OTTI previously recorded related to specific credit losses and $28,243 related to all other factors. Under the new OTTI guidance, the Company increased the amortized cost basis of these debt securities by $25,268 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.

For the twelve months ended December 31, 2009, the Company recorded $11,330 of OTTI of which $11,587 was related to credit losses and recorded as net OTTI losses recognized in earnings, while the remaining $(257) related to all other factors was recorded as an unrealized gain component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

BALANCE, APRIL 1, 2009                                             $ 36,462
Additions for credit loss impairments recognized in the current
 period on securities not previously impaired                           681
Additions for credit loss impairments recognized in the current
 period on securities previously impaired                               680
Reductions for increases in cash flows expected to be collected
 that are recognized over the remaining life of the security           (275)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid, or were sold
 during the period                                                   (8,301)
                                                                  ---------
BALANCE, DECEMBER 31, 2009                                          $29,247
                                                                  ---------

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortize the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2009 and 2008 were as follows:

                                                             DECEMBER 31, 2009
                                       LESS THAN 12 MONTHS                        12 MONTHS OR MORE
                                  FAIR              UNREALIZED              FAIR              UNREALIZED
                                 VALUE                LOSSES               VALUE                LOSSES
-------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions           $8,053               $(347)              $13,143              $(1,415)
 Foreign governments                  653                 (28)               12,874               (1,797)
 Asset-backed                       1,499                 (21)                1,005                  (37)
 Commercial mortgage-backed        10,342                 (64)                1,070                 (104)
 Residential mortgage-backed        2,284                (289)                1,184                 (165)
 Corporate                        249,368              (8,761)              389,551              (40,817)
                               ----------            --------            ----------            ---------
         TOTAL FIXED MATURITY
                   SECURITIES    $272,199             $(9,510)             $418,827             $(44,335)
                               ----------            --------            ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                             $505                $(39)              $83,260             $(12,177)
                               ----------            --------            ----------            ---------

                                           DECEMBER 31, 2009
                                                   TOTAL
                                       FAIR              UNREALIZED
                                      VALUE                LOSSES
-----------------------------  -----------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions               $21,196              $(1,762)
 Foreign governments                    13,527               (1,825)
 Asset-backed                            2,504                  (58)
 Commercial mortgage-backed             11,412                 (168)
 Residential mortgage-backed             3,468                 (454)
 Corporate                             638,919              (49,578)
                                    ----------            ---------
         TOTAL FIXED MATURITY
                   SECURITIES         $691,026             $(53,845)
                                    ----------            ---------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                               $83,765             $(12,216)
                                    ----------            ---------

                                                    DECEMBER 31, 2008
                                LESS THAN 12 MONTHS                12 MONTHS OR MORE
                               FAIR          UNREALIZED          FAIR          UNREALIZED
                              VALUE            LOSSES           VALUE            LOSSES
----------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities
  and political
  subdivisions                 $19,525          $(1,534)         $11,085          $(1,137)
 Foreign governments            15,043           (1,446)           7,443             (495)
 Asset-backed                    2,156              (98)           2,387             (299)
 Commercial
  mortgage-backed                8,780           (2,042)           6,631           (1,306)
 Residential
  mortgage-backed                1,210              (93)           1,067             (261)
 Corporate                     783,894         (111,976)         498,897         (130,405)
                            ----------       ----------       ----------       ----------
      TOTAL FIXED MATURITY
                SECURITIES    $830,608        $(117,189)        $527,510        $(133,903)
                            ----------       ----------       ----------       ----------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                       $54,750         $(21,217)         $65,285         $(27,924)
                            ----------       ----------       ----------       ----------

                                 DECEMBER 31, 2008
                                       TOTAL
                               FAIR           UNREALIZED
                               VALUE            LOSSES
--------------------------  ---------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities
  and political
  subdivisions                  $30,610          $(2,671)
 Foreign governments             22,486           (1,941)
 Asset-backed                     4,543             (397)
 Commercial
  mortgage-backed                15,411           (3,348)
 Residential
  mortgage-backed                 2,277             (354)
 Corporate                    1,282,791         (242,381)
                            -----------       ----------
      TOTAL FIXED MATURITY
                SECURITIES   $1,358,118        $(251,092)
                            -----------       ----------
EQUITY SECURITIES:
 Non-redeemable preferred
  stocks                       $120,035         $(49,141)
                            -----------       ----------

Total gross unrealized losses represent less than 9% and 21% of the aggregate fair value of the related securities at December 31, 2009 and 2008, respectively. Approximately 14% and 46% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2009 and 2008, respectively. The total gross unrealized losses are comprised of 328 and 677 individual securities at December 31, 2009 and 2008, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2009 and 2008. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2009, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the financial, energy and industrial industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $43,794, or 77%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium. As of December 31, 2009, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.

The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2009, by contractual maturity, is shown below:

                                                     COST OR
                                                 AMORTIZED COST      FAIR VALUE
--------------------------------------------------------------------------------
Due in one year or less                                   $563              $549
Due after one year through five years                   52,031            49,938
Due after five years through ten years                 116,070           110,073
Due after ten years                                    558,145           513,082
                                                   -----------       -----------
                                       TOTAL           726,809           673,642
Asset-backed                                             2,561             2,504
Commercial mortgage-backed                              11,579            11,412
Residential mortgage-backed                              3,922             3,468
                                                   -----------       -----------
                                       TOTAL          $744,871          $691,026
                                                   -----------       -----------

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2009, approximately 3.1% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 1.5% of the total fixed income portfolio and 0.6% of the total unrealized loss position. Of the securities with sub-prime exposure, approximately 51% are rated as investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2009, approximately 39% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $54 to $13,926 at December 31, 2009 and from $7 to $14,345 at December 31, 2008. The mortgage loan valuation allowance for losses was $8,552 and $3,252 at December 31, 2009 and 2008, respectively.

At December 31, 2009, there are no outstanding mortgage loan commitments. At December 31, 2009, the Company is committed to fund additional capital contributions of $3,500 to joint ventures and to certain investments in limited partnerships.

The Company has short term investments and fixed maturities of $7,378 and $4,937 at December 31, 2009 and 2008, respectively, on deposit with various governmental authorities as required by law.

Securities Lending

The Company engages in transactions in which fixed maturity securities, especially bonds issued by the U.S. government, government agencies and authorities, and U.S. corporations, are loaned to selected broker/dealers. Collateral, greater than or equal to 102% of the fair value of the securities lent, plus accrued interest, is received in the form of cash and cash equivalents held by a custodian bank for the benefit of the Company. The use of cash collateral received is unrestricted. The Company reinvests the cash collateral received, generally in investments of high credit quality that are designated as available-for-sale under the debt and equity securities guidance, which is within ASC Topic 320. The Company monitors the fair value of securities loaned and the collateral received, with additional collateral obtained, as necessary. The Company is subject to the risk of loss to the extent there is a loss on the re-investment of cash collateral.

As of December 31, 2009 and 2008, our collateral held under securities lending, of which its use is unrestricted, was $106,896 and $113,191, respectively, while our liability to the borrower for collateral received was $108,186 and $124,063, respectively. The difference between the collateral held and obligations under securities lending is recorded as an unrealized loss and is included as part of AOCI. All securities with unrealized losses have been in a continuous loss position for twelve months or longer as of December 31, 2009 and December 31, 2008. The Company has actively reduced the size of the securities lending to mitigate counter-party exposure. The Company includes the available-for-sale investments purchased with the cash collateral in its evaluation of other-than-temporary impairments.

Cash proceeds that the Company receives as collateral for the securities it lends and subsequent repayment of the cash are regarded by the Company as cash flows from financing activities, since the cash received is considered a borrowing. Since the Company reinvests the cash collateral generally in investments that are designated as available-for-sale, the reinvestment is presented as cash flows from investing activities.

4. FAIR VALUE DISCLOSURES

Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures

The fair value measurements and disclosures guidance, which is within ASC Topic 820, defines fair value, establishes a framework for measuring fair value, creates a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy and its application to the Company's financial assets and liabilities are described below:

- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain U.S. mutual funds, money market funds and certain foreign securities.

- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset. Financial assets utilizing Level 2 inputs include corporate, municipal, foreign government and private placement bonds, U.S. Government and agency securities, residential and commercial mortgage-backed securities, asset-backed securities, non-redeemable preferred stocks and certain U.S. and foreign mutual funds.

- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset. Financial assets utilizing Level 3 inputs include certain non-redeemable preferred stocks, foreign government and corporate bonds, and commercial mortgage-backed securities that were quoted by brokers and could not be corroborated by Level 2 inputs and derivatives.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2009 and 2008.

                                                                    DECEMBER 31, 2009
                                              TOTAL              LEVEL 1             LEVEL 2           LEVEL 3
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturity securities:
 United States government and government
  agencies and authorities                       $3,012                $ --              $3,012            $ --
 States, municipalities and political
  subdivisions                                   58,394                  --              58,394              --
 Foreign governments                             35,128                  --              34,613             515
 Asset-backed                                     3,780                  --               3,780              --
 Commercial mortgage-backed                      20,322                  --              18,130           2,192
 Residential mortgage-backed                    127,529                  --             127,529              --
 Corporate                                    2,307,698                  --           2,275,987          31,711
 Non-redeemable preferred stocks                157,993                  --             154,774           3,219
 Short-term investments                          70,367              65,875               4,492              --
 Collateral held under securities
  lending                                        66,896(b)           27,833              39,063              --
 Cash equivalents                                32,491(b)           32,491                  --              --
 Other assets                                    10,406(c)               --                  --          10,406
 Assets held in separate accounts             1,738,969(b)        1,653,588(a)           85,381              --
                                          -------------       -------------       -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,632,985          $1,779,787          $2,805,155         $48,043
                                          -------------       -------------       -------------       ---------

                                                                    DECEMBER 31,2008
                                              TOTAL              LEVEL 1             LEVEL 2           LEVEL 3
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturity securities:
 United States government and government
  agencies and authorities                       $3,662                $ --              $3,662            $ --
 States, municipalities and political
  subdivisions                                   51,477                  --              51,477              --
 Foreign governments                             40,280                  --              33,952           6,328
 Asset-backed                                     6,672                  --               6,672               -
 Commercial mortgage-backed                      16,080                  --              14,156           1,924
 Residential mortgage backed securities         153,203                  --             153,203               -
 Corporate                                    1,928,173                  --           1,902,538          25,635
 Non-redeemable preferred stocks                144,770                  --             140,126           4,644
 Short-term investments                         159,847             159,398                 449              --
 Collateral held under securities
  lending                                        76,916(b)           26,211              50,705              --
 Cash equivalents                                11,724(b)           11,724                  --              --
 Other assets                                     4,821(c)               --                  --           4,821
 Assets held in separate accounts             1,556,089(b)        1,490,877(a)           65,212              --
                                          -------------       -------------       -------------       ---------
                  TOTAL FINANCIAL ASSETS     $4,153,714          $1,688,210          $2,422,152         $43,352
                                          -------------       -------------       -------------       ---------

(a)  Mainly includes mutual fund investments

(b) The amounts presented differ from the amounts presented in the consolidated balance sheets because certain cash equivalent investments are not measured at estimated fair value (e.g., certificates of deposit, etc.).

(c) The amounts presented differ from the amounts presented in the consolidated balance sheets because only certain assets or liabilities within these line items are measured at estimated fair value (e.g., debt and equity securities and derivatives, etc.).

The following table summarizes the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2009 and 2008:

                               YEAR ENDED DECEMBER 31, 2009
                                 TOTAL
                                LEVEL 3
                                ASSETS
--------------------------------------------
Balance, beginning of period     $43,352
 Total gains (losses)
  (realized/ unrealized)
  included in earnings             5,039
 Net unrealized gains
  (losses) included in
  stockholder's equity             4,079
 Purchases, issuances,
  (sales) and (settlements)       10,816
 Net transfers out               (15,243)
                               ---------
       BALANCE, END OF PERIOD    $48,043
                               ---------

                                                                YEAR ENDED DECEMBER 31, 2009
                                                    FIXED MATURITY SECURITIES                             EQUITY SECURITIES
                                   FOREIGN                 COMMERCIAL                                       NON-REDEEMABLE
                                  GOVERNMENT            MORTGAGE-BACKED              CORPORATE                PREFERRED
-----------------------------  ---------------------------------------------------------------------------------------------------
Balance, beginning of period         $6,328                   $1,924                   $25,635                   $4,644
 Total gains (losses)
  (realized/ unrealized)
  included in earnings                  147                       24                      (717)                      --
 Net unrealized gains
  (losses) included in
  stockholder's equity               (1,335)                     308                     4,748                      358
 Purchases, issuances,
  (sales) and (settlements)              --                      (64)                   10,880                       --
 Net transfers out                   (4,625)                      --                    (8,835)                  (1,783)
                                   --------                 --------                 ---------                 --------
       BALANCE, END OF PERIOD          $515                   $2,192                   $31,711                   $3,219
                                   --------                 --------                 ---------                 --------

                               YEAR ENDED DECEMBER 31, 2009

                                 OTHER
                                ASSETS
-----------------------------  ---------
Balance, beginning of period      $4,821
 Total gains (losses)
  (realized/ unrealized)
  included in earnings             5,585
 Net unrealized gains
  (losses) included in
  stockholder's equity                --
 Purchases, issuances,
  (sales) and (settlements)           --
 Net transfers out                    --
                               ---------
       BALANCE, END OF PERIOD    $10,406
                               ---------

                               YEAR ENDED DECEMBER 31, 2008
                                 TOTAL
                                LEVEL 3
                                ASSETS
--------------------------------------------
Balance, beginning of period     $67,436
 Total (losses) gains
  (realized/ unrealized)
  included in earnings            (1,324)
 Net unrealized (losses)
  gains included in
  stockholder's equity            (7,919)
 Purchases, issuances,
  (sales) and (settlements)        1,652
 Net transfers (out) in          (16,493)
                               ---------
       BALANCE, END OF PERIOD    $43,352
                               ---------

                                                                 YEAR ENDED DECEMBER 31, 2008
                                                    FIXED MATURITY SECURITIES                              EQUITY SECURITIES
                                   FOREIGN                  COMMERCIAL                                       NON-REDEEMABLE
                                  GOVERNMENT             MORTGAGE-BACKED              CORPORATE                PREFERRED
-----------------------------  ----------------------------------------------------------------------------------------------------
Balance, beginning of period           $499                    $1,247                   $58,429                   $4,826
 Total (losses) gains
  (realized/ unrealized)
  included in earnings                  196                        22                    (3,928)                      --
 Net unrealized (losses)
  gains included in
  stockholder's equity                  536                      (411)                   (6,939)                  (1,105)
 Purchases, issuances,
  (sales) and (settlements)           2,898                     1,066                    (2,797)                     485
 Net transfers (out) in               2,199                        --                   (19,130)                     438
                                   --------                  --------                 ---------                 --------
       BALANCE, END OF PERIOD        $6,328                    $1,924                   $25,635                   $4,644
                                   --------                  --------                 ---------                 --------

                               YEAR ENDED DECEMBER 31, 2008

                                OTHER
                                ASSETS
-----------------------------  --------
Balance, beginning of period     $2,435
 Total (losses) gains
  (realized/ unrealized)
  included in earnings            2,386
 Net unrealized (losses)
  gains included in
  stockholder's equity               --
 Purchases, issuances,
  (sales) and (settlements)          --
 Net transfers (out) in              --
                               --------
       BALANCE, END OF PERIOD    $4,821
                               --------

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance, which is within ASC Topic 820, are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information from market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date. Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the financial assets and liabilities included in the above hierarchy, excluding derivatives and private placement bonds, the market valuation technique is generally used. For private placement bonds and derivatives, the income valuation technique is generally used. For the years ended December 31, 2009 and 2008, the application of the valuation technique applied to similar assets and liabilities has been consistent.

Level 1 and Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs, listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. The pricing service also evaluates each security based on relevant market information including: relevant credit information, perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

-   There are few recent transactions,

-   Little information is released publicly,

- The available prices vary significantly over time or among market participants,

-   The prices are stale (i.e., not current), and

-   The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets. In accordance with the provisions of ASC Topic 350, INTANGIBLES-- GOODWILL AND OTHER, since the carrying amount of the Company was greater than its fair value as determined in Step 1 of the impairment test, the Company was required to measure the estimated fair value of goodwill in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $156,817 was written down to its implied fair value of $81,573, resulting in an impairment charge of $75,244, which was included in earnings for the period. See Note 13 for further information.

To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of Company. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2009 earnings and price to estimated 2010 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value of the Company was more heavily weighted towards the income approach because the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded, and the related impairment charge as of December 31, 2009:

                                                                                    ASSETS AT FAIR VALUE
                                                                                     NON-RECURRING BASIS
                                                                LEVEL 1               LEVEL 2            LEVEL 3          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill-                                                         $ --                  $ --              $81,573         $81,573
                                                                 -----                 -----            ---------       ---------

                                                          IMPAIRMENT CHARGES
                                                   TWELVE MONTHS ENDED DECEMBER 31,
                                                    2009                  2008
-------------------------------------------------------------------------------------
Goodwill-                                          $75,244                $ --
                                                 ---------               -----

Fair Value of Financial Instruments Disclosures

The financial instruments guidance, which is within ASC Topic 825, requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance, which is within ASC Topic 323, INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES (such as real estate joint ventures).

Please refer to the INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL AND LIABILITIES DISCLOSURE section above for the methods and assumptions used to estimate fair value for the following assets and liabilities:

-   Fixed maturity securities

-   Equity securities

-   Short-term investments

-   Other assets

Fair values for collateral held and obligations under securities lending and for separate account assets (with matching liabilities) are obtained from an independent pricing service which uses observable market information.

In estimating the fair value of the financial instruments presented, the Company used the following methods and assumptions:

CASH AND CASH EQUIVALENTS: the carrying value reported approximates fair value because of the short maturity of the instruments.

COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximates fair value.

OTHER INVESTMENTS: the carrying value of the other investments approximates fair value.

COLLATERAL AND OBLIGATIONS UNDER SECURITIES LENDING: the invested assets of the collateral held under securities lending are reported at their estimated fair values, which are primarily based on matrix pricing models and quoted market prices. The obligations under securities lending are reported at the amount received from the selected broker/dealers.

POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: separate account assets and liabilities are reported at their estimated fair values, which are primarily based on quoted market prices.

The following table demonstrates the carrying value and fair value of our financial assets and liabilities as of December 31, 2009 and December 31, 2008.

                                                 DECEMBER 31, 2009                DECEMBER 31, 2008
                                            CARRYING             FAIR        CARRYING             FAIR
                                             VALUE              VALUE         VALUE              VALUE
----------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Cash and cash equivalents                      $43,819            $43,819       $17,171            $17,171
Fixed maturities securities                  2,555,863          2,555,863     2,199,547          2,199,547
Equity securities                              157,993            157,993       144,770            144,770
Commercial mortgage loans on real estate       772,912            782,922       838,254            843,128
Policy loans                                    13,981             13,981        14,422             14,422
Short-term investments                          70,367             70,367       159,847            159,847
Other investments                                3,123              3,123         3,938              3,938
Other assets                                    10,406             10,406         4,821              4,821
Assets held in separate accounts             1,740,344          1,740,344     1,557,313          1,557,313
Collateral held under securities lending       106,896            106,896       113,191            113,191
FINANCIAL LIABILITIES
Policy reserves under investment
 products (Individual and group
 annuities, subject to discretionary
 withdrawal)                                  $262,990           $245,356      $282,175           $261,661
Liabilities related to separate accounts     1,740,344          1,740,344     1,557,313          1,557,313
Obligations under securities lending           108,186            108,186       124,063            124,063
                                          ------------       ------------  ------------       ------------

The fair value of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its parent, Assurant Inc. Information about the Company's current and deferred tax expense follows:

                                               YEARS ENDED DECEMBER 31,
                                         2009            2008            2007
--------------------------------------------------------------------------------
Current expense:
 Federal and state                       $28,000         $37,814         $39,405
Deferred (benefit) expense:
 Federal and state                          (873)        (26,947)         17,716
                                       ---------       ---------       ---------
             TOTAL INCOME TAX EXPENSE    $27,127         $10,867         $57,121
                                       ---------       ---------       ---------

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                     DECEMBER 31,
                                       2009          2008             2007
--------------------------------------------------------------------------------
FEDERAL INCOME TAX RATE:                 35.0%        35.0%            35.0%
RECONCILING ITEMS:
 Goodwill impairment*                   662.5           --               --
 Change in liability for prior years'
  taxes                                  46.0          6.0             (5.0)
 Permanent nondeductible expenses        10.9          2.2              0.2
 Dividends-received deduction           (57.1)       (21.4)            (1.7)
 Tax-exempt interest                     (4.3)        (0.9)            (0.1)
 Change in valuation allowance             --         36.3               --
 Other                                  (10.6)         0.8              0.7
                                       ------       ------            -----
EFFECTIVE INCOME TAX RATE               682.4%        58.0%            29.1%
                                       ------       ------            -----

* See note 13 for more information on Goodwill impairment.

The increase in the deduction for dividends received is due mainly to the decrease in pre-tax income, partially offset by a decrease in the Company's eligible dividends.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

                                                      2009           2008
--------------------------------------------------------------------------------
BALANCE AT BEGINNING OF YEAR                        $ (4,723)      $ (7,271)
Additions for tax positions related to the current
 year                                                   (536)          (733)
Reductions for tax positions related to the
 current year                                          7,838          3,717
Additions for tax positions related to prior years    (8,039)          (467)
Reductions for tax positions related to prior
 years                                                   416             31
                                                    --------       --------
BALANCE AT END OF YEAR                               $(5,044)       $(4,723)
                                                    --------       --------

Of the total unrecognized tax benefit, $6,064, $5,260 and $8,249, for 2009, 2008 and 2007, respectively, which includes interest, if recognized, would impact the Company's consolidated effective tax rate. The liability for unrecognized tax benefits is included in the Company's tax payable on its balance sheet.

The Company's continuing practice is to recognize interest related to income tax matters in income tax expense. During the years ended December 31, 2009, 2008 and 2007, the Company recognized $464 and $372 of interest expense, and $4,880 of interest income, respectively, related to income tax matters. The Company had $2,099 and $1,635 of interest accrued at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2004. Substantially all state and non-U.S. income tax matters have been concluded for the years through 2002.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

                                                       DECEMBER 31,
                                                2009              2008 (1)
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance                      $33,957          $39,875
Investments                                         25,535           40,229
Capital loss carryforwards                          24,034           14,446
Deferred acquisition costs                          19,293           22,350
Compensation related                                 1,182              970
Accrued liabilities                                  1,735            1,863
Net unrealized depreciation on securities               --           90,493
Employee and post-retirement benefits                   --            1,417
                                                ----------       ----------
                      TOTAL DEFERRED TAX ASSET     105,736          211,643
 Less: valuation allowance                         (10,415)          (7,195)
                                                ----------       ----------
 Deferred tax assets net of valuation
  allowance                                        $95,321         $204,448
                                                ----------       ----------
DEFERRED TAX LIABILITIES:
Net unrealized appreciation on securities          $20,588             $ --
Policyholder and separate account reserves           5,238           11,110
Employee and post-retirement benefits                  361               --
Other                                               12,565           13,925
                                                ----------       ----------
                  TOTAL DEFERRED TAX LIABILITY      38,752           25,035
                                                ----------       ----------
                 NET DEFERRED INCOME TAX ASSET     $56,569         $179,413
                                                ----------       ----------

(1) Components of the 2008 net deferred income tax asset have been reclassified to conform to the 2009 presentation. These reclassifications had no effect on the overall net deferred income tax asset.

The Company's total valuation allowance against deferred tax assets increased $3,220, from $7,195 at December 31, 2008 to $10,415 at December 31, 2009,
respectively, through other comprehensive income and retained earnings. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $10,415 has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $10,415 will not be realized.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company has considered all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2009, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2009, the Company had a capital loss carryover for U.S. federal income tax purposes in the amount of $68,670. The 2008 capital loss carryovers which represent $39,439 will expire if not utilized in 2013, while the 2009 capital loss carryovers of $29,231 will expire if not utilized in 2014.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

                                                        DECEMBER 31,
                                                  2009              2008
--------------------------------------------------------------------------------
Insurance premiums receivable                       $64,906         $60,991
Other receivables                                    19,421          15,699
Allowance for uncollectible items                    (4,811)         (4,840)
                                                  ---------       ---------
                                           TOTAL    $79,516         $71,850
                                                  ---------       ---------

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All the shares are issued and outstanding as of December 31, 2009 and 2008. All the outstanding shares at December 31, 2009 are owned by the Parent (see Note 1). The Company paid dividends of $20,000 and $197,000 at December 31, 2009 and 2007, respectively. No dividends were paid during 2008.

The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).

The Company received contributed capital of $15,000 at December 31, 2009 and 2008. No contributed capital was received during 2007.

In 2008, based on operating lines of business, management determined that the Company was over capitalized. As a result, with the approval of the Iowa Insurance Division, on June 27, 2008, the Company returned $100,000 of contributed capital to its parent company, Interfinancial Inc.

8. STATUTORY INFORMATION

The Company prepares consolidated financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the Kansas Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

The Company's statutory net income and capital and surplus are as follows:

                                                 YEARS ENDED AND AT
                                                    DECEMBER 31,
                                       2009             2008             2007
--------------------------------------------------------------------------------
Statutory net income                   $59,863           $1,754   (1)   $138,496
                                    ----------       ----------  ---  ----------
Statutory capital and surplus         $418,397         $350,383         $438,924
                                    ----------       ----------       ----------

(1) The $1,754 net income in 2008 includes realized capital losses on investments of $135,094 due to other-than-temporary impairments in our investment portfolio of $108,913 in 2008 compared to $21,291 in 2007.

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. A dividend is extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurers surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. In 2009, the Company declared and paid dividends of $20,000, all of which were ordinary. There were no dividends declared and paid during 2008. Dividends may only be paid out of earned surplus. In 2007, the Company declared and paid dividends of $197,000, of which $30,442 was ordinary and $166,558 was extraordinary. The Company has the ability, under state regulatory requirements, to dividend up to $50,830 to its parent in 2010 without permission from Kansas regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                                          DECEMBER 31,
                                                     2009               2008
--------------------------------------------------------------------------------
Ceded future policyholder benefits and expenses    $1,300,352         $1,248,756
Ceded unearned premium                                 18,942             18,502
Ceded claims and benefits payable                     105,900             80,414
Ceded paid losses                                       9,211             11,579
                                                 ------------       ------------
                                          TOTAL    $1,434,405         $1,359,251
                                                 ------------       ------------

The effect of reinsurance on premiums earned and benefits incurred was as follows:

                                                                   YEARS ENDED DECEMBER 31,
                                                      2009                                           2008
                                      LONG           SHORT                           LONG          SHORT
                                    DURATION       DURATION          TOTAL         DURATION       DURATION         TOTAL
---------------------------------------------------------------------------------------------------------------------------
Direct earned
 Premiums and other considerations  $248,457        $909,099       $1,157,556      $270,883        $980,899      $1,251,782
 Premiums assumed                      8,419         128,425          136,844         9,599         127,656         137,255
 Premiums ceded                     (190,555)        (11,333)        (201,888)     (204,503)        (10,744)       (215,247)
                                    --------       ---------       ----------      --------      ----------      ----------
     NET EARNED PREMIUMS AND OTHER
                    CONSIDERATIONS   $66,321       $1,026,191      $1,092,512       $75,979      $1,097,811      $1,173,790
                                    --------       ---------       ----------      --------      ----------      ----------
Direct policyholder Benefits        $492,058        $644,290       $1,136,348      $614,911        $658,421      $1,273,332
 Benefits assumed                     28,667         114,577          143,244        33,913         117,260         151,173
 Benefits ceded                     (424,066)         (5,995)        (430,061)     (531,732)         (3,275)       (535,007)
                                    --------       ---------       ----------      --------      ----------      ----------
         NET POLICYHOLDER BENEFITS   $96,659        $752,872         $849,531      $117,092        $772,406        $889,498
                                    --------       ---------       ----------      --------      ----------      ----------

                                              YEARS ENDED DECEMBER 31,
                                                          2007
                                          LONG          SHORT
                                        DURATION       DURATION         TOTAL
----------------------------------  ------------------------------------------------
Direct earned
 Premiums and other considerations      $293,346      $1,003,971      $1,297,317
 Premiums assumed                          9,732         179,395         189,127
 Premiums ceded                         (219,490)         (7,024)       (226,514)
                                        --------      ----------      ----------
     NET EARNED PREMIUMS AND OTHER
                    CONSIDERATIONS       $83,588      $1,176,342      $1,259,930
                                        --------      ----------      ----------
Direct policyholder Benefits            $756,784        $643,161      $1,399,945
 Benefits assumed                         31,002         177,909         208,911
 Benefits ceded                         (671,497)         (2,750)       (674,247)
                                        --------      ----------      ----------
         NET POLICYHOLDER BENEFITS      $116,289        $818,320        $934,609
                                        --------      ----------      ----------

The Company had $843,194 and $714,556 of assets held in trusts as of December 31, 2009 and 2008, respectively, for the benefit of others related to certain reinsurance arrangements.

The Company utilizes ceded reinsurance for loss protection and capital management, business divestitures, client risk and profit sharing.

LOSS PROTECTION AND CAPITAL MANAGEMENT

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims, which enables the Company to free up capital to write additional business.

Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification as well as developing strong relationships with the Company's reinsurers for the sharing of risks. A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock"), the reinsurers we have the most exposure to, are A and A+, respectively, although A.M. Best recently placed a negative outlook on the issuer credit and financial strength ratings of The Hartford and a stable outlook for John Hancock.

BUSINESS DIVESTITURES

The Company has used reinsurance to exit certain businesses.

In 2005, the Parent signed an agreement with Forethought whereby the Company agreed to discontinue writing new preneed insurance policies in the United States via independent funeral homes and funeral homes other than those owned and operated by SCI for a period of ten years.

In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $648,919 and $677,836 as of December 31, 2009 and 2008, respectively. The reinsurance recoverable from John Hancock was $669,407 and $561,342 as of December 31, 2009 and 2008, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2009, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses, and the Company has not been obligated to fulfill any such reinsurers' obligations.

On April 1, 2008, the Company and United Family Life Insurance Company ("UFLIC") amended an existing Agreement of Reinsurance (the"Agreement") between the two companies. Under the terms of the amendment, UFLIC will cede to the Company 100% of its remaining reinsured liabilities, as defined in the Agreement, on a coinsurance basis. No gain or loss was recognized as a result of this amendment to the Agreement, and the Company paid a ceding fee of $8,159 to UFLIC.

10. RESERVES

The following table provides reserve information of our major product lines at the dates shown:

                                                                                CLAIMS AND BENEFITS
                                                           DECEMBER 31, 2009          PAYABLE
                                       FUTURE                                                INCURRED
                                       POLICY                                                BUT NOT
                                    BENEFITS AND            UNEARNED            CASE         REPORTED
                                      EXPENSES              PREMIUMS          RESERVES       RESERVES
------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life             $1,185,901               $1,105            $3,737          $1,192
  insurance policies and
  investment-type annuity
  contracts
 Life insurance no longer               287,590                  627             1,036              33
  offered
 FFG and LTC disposed                 1,196,373               19,056             6,851          89,323
  businesses
 All other                                5,205                  335             8,084          18,792
SHORT DURATION CONTRACTS:
 Group term life                             --                3,501            36,977         202,823
 Group disability                            --                6,716           137,402       1,209,968
 Medical                                     --                2,582             3,245           7,603
 Dental                                      --                3,769            18,297           4,722
 Credit life and disability                  --                    1                --           1,416
                                     ----------              -------          --------      ----------
                          TOTAL      $2,675,069              $37,692          $215,629      $1,535,872
                                     ----------              -------          --------      ----------

                                                                                    CLAIMS AND BENEFITS
                                                               DECEMBER 31, 2008          PAYABLE
                                       FUTURE                                                     INCURRED
                                       POLICY                                                     BUT NOT
                                    BENEFITS AND            UNEARNED             CASE             REPORTED
                                      EXPENSES              PREMIUMS           RESERVES           RESERVES
-------------------------------  -----------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Pre-funded funeral life             $1,237,749               $1,316              $4,076            $1,168
  insurance policies and
  investment-type annuity
  contracts
 Life insurance no longer               303,660                  673                 932                31
  offered
 FFG and LTC disposed                 1,141,011               18,277               8,451            62,945
  businesses
 All other                                5,068                  290              20,499             7,767
SHORT DURATION CONTRACTS:
 Group term life                             --                5,988             196,875            41,470
 Group disability                            --                2,104           1,256,171           138,956
 Medical                                     --                3,315               5,537             9,494
 Dental                                      --                3,995               2,600            20,207
 Credit life and disability                  --                    4                  --             1,384
                                     ----------              -------          ----------          --------
                          TOTAL      $2,687,488              $35,962          $1,495,141          $283,422
                                     ----------              -------          ----------          --------

The following table provides a roll forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

                                               GROUP              GROUP
                                             TERM LIFE         DISABILITY
--------------------------------------------------------------------------------
BALANCE AS OF JANUARY 1, 2007, GROSS OF
 REINSURANCE                                   $276,995          $1,448,571
 Less: Reinsurance ceded and other (1)             (412)            (10,054)
                                            -----------       -------------
 Balance as of January 1, 2007, net of
  reinsurance                                   276,583           1,438,517
 Incurred losses related to:
  Current year                                  168,613             367,871
  Prior year's interest                           9,150              62,073
  Prior year(s)                                 (51,190)            (93,096)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      126,573             336,848
 Paid losses related to:
  Current year                                  107,361              71,413
  Prior year(s)                                  34,609             289,046
                                            -----------       -------------
                         TOTAL PAID LOSSES      141,970             360,459
 Balance as of December 31, 2007, net of
  reinsurance                                   261,186           1,414,906
 Plus: Reinsurance ceded and other (1)              955              34,237
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2007, GROSS OF
 REINSURANCE                                  $ 262,141         $ 1,449,143
 Less: Reinsurance ceded and other (1)             (955)            (34,237)
                                            -----------       -------------
 Balance as of January 1, 2008, net of
  reinsurance                                   261,186           1,414,906
 Incurred losses related to:
  Current year                                  158,899             317,328
  Prior year's interest                           8,358              62,678
  Prior year(s)                                 (54,593)            (85,403)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      112,664             294,603
 Paid losses related to:
  Current year                                  104,535              77,684
  Prior year(s)                                  32,204             268,345
                                            -----------       -------------
                         TOTAL PAID LOSSES      136,739             346,029
 Balance as of December 31, 2008, net of
  reinsurance                                   237,111           1,363,480
 Plus: Reinsurance ceded and other (1)            1,234              31,647
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2008, GROSS OF
 REINSURANCE                                  $ 238,345         $ 1,395,127
 Less: Reinsurance ceded and other (1)           (1,234)            (31,647)
                                            -----------       -------------
 Balance as of January 1, 2009, net of
  reinsurance                                   237,111           1,363,480
 Incurred losses related to:
  Current year                                  138,168             300,046
  Prior year's interest                           8,299              60,625
  Prior year(s)                                 (22,243)            (75,016)
                                            -----------       -------------
                     TOTAL INCURRED LOSSES      124,224             285,655
 Paid losses related to:
  Current year                                   83,520              69,424
  Prior year(s)                                  39,399             264,809
                                            -----------       -------------
                         TOTAL PAID LOSSES      122,919             334,233
 Balance as of December 31, 2009, net of
  reinsurance                                   238,416           1,314,902
 Plus: Reinsurance ceded and other (1)            1,384              32,468
                                            -----------       -------------
BALANCE AS OF DECEMBER 31, 2009, GROSS OF
 REINSURANCE                                   $239,800          $1,347,370
                                            -----------       -------------

(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

SHORT DURATION CONTRACTS

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and patterns, benefits changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's short duration group disability category includes short and long term disability products. Case and IBNR reserves for long-term disability have been discounted at 5.25%. The December 31, 2009 and 2008 liabilities net of reinsurance include $1,288,589 and $1,334,794, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2009 and 2008 are $451,267 and $465,786, respectively

LONG DURATION CONTRACTS

The Company's long duration contracts are comprised of preneed funeral life insurance policies and annuity contracts, life insurance policies (no longer offered), and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting polices. See note 2 for further information.

PRENEED BUSINESS

Interest and discount rates for preneed life insurance vary by year of issuance and product, are based on pricing assumptions and modified to allow for provisions for adverse deviation. During 2009 and 2008, interest and discount rates ranged between 4.7% and 7.3%.

Interest and discount rates for traditional life insurance (no longer offered) vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2009 and 2008 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in both 2009 and 2008.

Mortality assumptions are based upon pricing assumptions and modified to allow provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.

Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2009 and 2008. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2009 and 2008 with the exception of most policies issued in 2005 and later where the assumption was 2.3%.

The reserves for annuities are based on credited interest rates, which vary by year of issue, and ranged from 1.5% to 5.5% in 2009 and 2008. Withdrawal charges, if any, generally range from 7.0% to 0.0% and grade to zero over a period of seven years.

FFG AND LTC

The reserves for FFG and LTC are included in the Company's reserves in accordance with the insurance guidance, which is within ASC Topic 944. The Company maintains an offsetting reinsurance recoverable related to these reserves. See note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a defined benefit pension plan and certain other post retirement benefits covering employees who meet eligibility requirements as to age and length of service. Plan assets of the defined benefit plans are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these consolidated financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $6,349, $5,327 and $6,902 for 2009, 2008 and 2007, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $6,206, $5,927 and $5,853 for 2009, 2008 and 2007, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by the Parent. Heath care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993. The Company made contributions to the postretirement benefit plans of $1,500, $1,152 and $1,108 in 2009, 2008 and 2007, respectively, as claims were incurred. During 2009, 2008 and 2007 the Company incurred expenses related to retirement benefits of $981, $1,284 and $1,522, respectively.

12. DEFERRED POLICY ACQUISITION COSTS

Information about deferred policy acquisition costs follows:

                                                DECEMBER 31,
                                    2009            2008            2007
--------------------------------------------------------------------------------
Beginning balance                   $43,020         $50,575         $63,571
 Costs deferred                      38,608          35,680          33,063
 Amortization                       (43,720)        (43,235)        (39,724)
 Cumulative effect of change in
  accounting principle                   --              --          (6,335)
                                  ---------       ---------       ---------
                  ENDING BALANCE    $37,908         $43,020         $50,575
                                  ---------       ---------       ---------

13. GOODWILL, VOBA AND INTANGIBLES

Information about goodwill is as follows:

                                    GOODWILL FOR THE YEARS ENDED DECEMBER 31,
                                     2009             2008              2007
--------------------------------------------------------------------------------
Balance as of January 1:            $156,817          $156,817          $156,817
 Impairments*                        (75,244)               --                --
                                  ----------       -----------       -----------
 Goodwill                            156,817           156,817           156,817
 Accumulated impairment losses       (75,244)               --                --
                                  ----------       -----------       -----------
      BALANCE AS OF DECEMBER 31:     $81,573          $156,817          $156,817
                                  ----------       -----------       -----------

*   See Notes 2 and 4 for further information.

In accordance with ASC Topic 350, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the fair value of the reporting unit below its net book value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment.

Since the Company failed the Step 1 test, we were required to perform a Step 2 test to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total estimated fair value as calculated in Step 1. The excess of estimated fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment. Based on our Step 2 test it was determined that 48% of the goodwill of the Company was impaired, resulting in a non-cash charge of $75,244. This impairment reflects the challenging near term growth environment for the Company and an increased net book value, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company.

Information about VOBA and intangibles are as follows:

                                VOBA FOR THE YEARS ENDED DECEMBER 31,          INTANGIBLES FOR THE YEARS ENDED DECEMBER 31,
                                2009            2008            2007             2009              2008              2007
---------------------------------------------------------------------------------------------------------------------------------
Beginning Balance               $21,461         $22,816         $26,667         $25,485           $27,273           $29,061
 Acquisitions                        --           2,088              --              --                --                --
 Amortization, net of
  interest accrued               (2,678)         (3,443)         (3,851)         (1,788)           (1,788)           (1,788)
                              ---------       ---------       ---------       ---------         ---------         ---------
              ENDING BALANCE    $18,783         $21,461         $22,816         $23,697           $25,485           $27,273
                              ---------       ---------       ---------       ---------         ---------         ---------

As of December 31, 2009, the majority of the outstanding balance of VOBA relates to the Company's preneed business. VOBA in this segment assumes an interest rate ranging from 5.4% to 7.5%.

At December 31, 2009 the estimated amortization of VOBA for the next five years and thereafter is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $2,086
2011                                                                       1,863
2012                                                                       1,729
2013                                                                       1,550
2014                                                                       1,425
Thereafter                                                                10,130
                                                                       ---------
                                                                TOTAL    $18,783
                                                                       ---------

Intangibles assets that have finite lives, including customer relationships, customer contracts and other intangible assets are amortized over their estimated useful lives. At December 31, 2009, the estimated amortization of intangibles with finite lives for the next five years is as follows:

YEAR                                                                    AMOUNT
--------------------------------------------------------------------------------
2010                                                                      $1,788
2011                                                                       1,788
2012                                                                       1,788
2013                                                                       1,788
2014                                                                       1,788
Thereafter                                                                14,757
                                                                       ---------
                                                                TOTAL    $23,697
                                                                       ---------

14. OTHER COMPREHENSIVE INCOME (LOSS)

The Company's components of other comprehensive income (loss) net of tax at December 31 are as follows:

                                                                                                          ACCUMULATED OTHER
                                                             UNREALIZED GAINS                           COMPREHENSIVE INCOME
                                                          (LOSSES) ON SECURITIES       OTTI                    (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                         $5,696              $ --                     $5,696
Activity in 2008                                                   (171,408)               --                   (171,408)
                                                                -----------          --------                -----------
Balance at December 31, 2008                                       (165,712)               --                   (165,712)
                                                                -----------          --------                -----------
Cumulative effect of change in accounting principle
 (after-tax) (1)                                                    (14,203)           (2,221)                   (16,424)
                                                                -----------          --------                -----------
Activity in 2009                                                    210,552             6,177                    216,729
                                                                -----------          --------                -----------
                          BALANCE AT DECEMBER 31, 2009              $30,637            $3,956                    $34,593
                                                                -----------          --------                -----------

(1) Related to the adoption of the new OTTI guidance for debt securities. See Notes 3 and 4 for further information.

The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $(14,951), $(82,824) and $(13,827), net of tax, in 2009, 2008 and 2007, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(753), net of tax, in 2009, for net realized gains (losses) on sales of securities included in net income.

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid to the Parent for these services for years ended December 31, 2009, 2008 and 2007, were $33,398, $28,525 and $27,581, respectively. Net expenses paid to affiliates were $12,986, $25,324 and $26,714, for the years ended December 31, 2009, 2008 and 2007. Information technology expenses were $20,309, $22,451and $43,369 for years ended December 31, 2009, 2008 and 2007, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on its own.

In, 2008, the Company assumed the remaining business not already reinsured through an existing, but amended agreement with its affiliate, UFLIC. Later in 2008, Assurant sold UFLIC to IA American Life Insurance Company. The Company has assumed premiums from IA American Life Insurance Company of $8,157 and $9,450 and reserves of $473,088 and $498,663 for the years ended December 31, 2009 and 2008 respectively. In 2007, premiums and reserves assumed from UFLIC were $8,146 and $520,904, respectively.

The Company assumes group disability business from its affiliate, Union Security Life Insurance Company of New York ("USLICONY"). The Company assumed $4,777, $7,806 and $6,813 of premiums from USLICONY in 2009, 2008 and 2007, respectively. The Company assumed $30,149, $30,802 and $29,569 of reserves in 2009, 2008 and 2007, respectively, from USLICONY. This agreement between the Company and its affiliate USICONY was discontinued effective January 1st, 2010, for new incurrals.

16. COMMITMENTS AND CONTINGENCIES

The Company and its subsidiaries lease office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2009, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2010                                                                      $8,463
2011                                                                       7,158
2012                                                                       2,196
2013                                                                       1,109
2014                                                                         503
Thereafter                                                                   769
                                                                       ---------
                                  TOTAL MINIMUM FUTURE LEASE PAYMENTS    $20,198
                                                                       ---------

Rent expense was $8,760, $7,961 and $8,277 for 2009, 2008 and 2007,
respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations or cash flows.

On January 21, 2010, the SEC filed a civil complaint in the United States District Court for the Southern District of New York in connection with the previously disclosed SEC investigation into a finite reinsurance arrangement entered into by the Parent. In the complaint, the SEC charged the Parent with violating Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-11 and 13a-13 thereunder. As previously disclosed by the Parent in a Current Report on Form 8-K on January 21, 2010, the Parent entered into a settlement with the SEC in which the Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500 and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent has paid the penalty.

As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.

In the course of implementing procedures for compliance with the new mandatory reporting requirements under the Medicare, Medicaid, and SCHIP Extension Act of 2007, the Parent's Health segment identified a possible ambiguity in the Medicare Secondary Payer Act and related regulations about which the Company has since had a meeting with representatives of the Centers for Medicare and Medicaid Services ("CMS"). The Parent believes that its historical interpretation and application of such laws and regulations is correct and has requested that CMS issue a written determination to that effect. CMS has not made a determination. The Company does not believe that any loss relating to this issue is probable, nor can the Company make any estimate of any possible loss or range of possible loss associated with this issue.

17. BUSINESS COMBINATIONS

On October 1, 2009, the Company acquired, through a reinsurance agreement, a block of business from Shenandoah Life Insurance Company ("Shenandoah"). The Company will assume, on a coinsurance basis, 100% of the group life, disability, dental and vision insurance business in force with Shenandoah. There were no goodwill or intangible assets associated with this agreement.

18. SUBSEQUENT EVENTS

On March 23, 2010, President Obama signed the Patient Protection and Affordable Care Act into law. The Company is in the process of evaluating the law's impact on its operations, which may be materially adverse.

                        UNION SECURITY INSURANCE COMPANY
                              AT DECEMBER 31, 2009
  SCHEDULE I -- SUMMARY OF INVESTMENTS OTHER -- THAN -- INVESTMENTS IN RELATED
                                    PARTIES

                                                       COST OR                                     AMOUNT AT
                                                      AMORTIZED             FAIR                WHICH SHOWN IN
                                                        COST                VALUE                BALANCE SHEET
                                                                            (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government                   $2,888              $3,012                   $3,012
  agencies and authorities
 States, municipalities and political                      58,962              58,394                   58,394
  subdivisions
 Foreign governments                                       34,969              35,128                   35,128
 Asset-backed                                               3,782               3,780                    3,780
 Commercial mortgage-backed                                20,369              20,322                   20,322
 Residential mortgage-backed                              122,036             127,529                  127,529
 Corporate                                              2,250,259           2,307,698                2,307,698
                                                    -------------       -------------            -------------
              TOTAL FIXED MATURITY SECURITIES           2,493,265           2,555,863                2,555,863
                                                    -------------       -------------            -------------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                          160,510             157,993                  157,993
 Commercial mortgage loans on real estate, at             772,912             782,922                  772,912
  amortized cost
 Policy loans                                              13,981              13,981                   13,981
 Short-term investments                                    70,367              70,367                   70,367
 Collateral held under securities lending                 108,186             106,896                  106,896
 Other investments                                         88,736              88,736                   88,736
                                                    -------------       -------------            -------------
                            TOTAL INVESTMENTS          $3,707,957          $3,776,758               $3,766,748
                                                    -------------       -------------            -------------

                        UNION SECURITY INSURANCE COMPANY
               FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 & 2007
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

                                      FUTURE
                DEFERRED              POLICY                                  CLAIMS AND
               ACQUISITION         BENEFITS AND           UNEARNED             BENEFITS         PREMIUM
                  COSTS              EXPENSES             PREMIUMS             PAYABLE          REVENUES
---------------------------------------------------------------------------------------------------------
2009             $37,908            $2,675,069             $37,692            $1,751,501       $1,092,512
                 -------            ----------            --------            ----------       ----------
2008             $43,020            $2,687,488             $35,962            $1,778,563       $1,173,790
                 -------            ----------            --------            ----------       ----------
2007             $50,575            $2,675,363             $40,147            $1,840,353       $1,259,930
                 -------            ----------            --------            ----------       ----------

                                      BENEFITS           AMORTIZATION
                                   CLAIMS, LOSSES         OF DEFERRED
                    NET                  AND                POLICY               OTHER*
                INVESTMENT           SETTLEMENT           ACQUISITION           OPERATING
                  INCOME              EXPENSES               COSTS              EXPENSES
----------  ----------------------------------------------------------------------------------
2009              $216,725             $849,531              $43,720             $418,264
                 ---------            ---------            ---------            ---------
2008              $238,451             $889,498              $43,235             $357,217
                 ---------            ---------            ---------            ---------
2007              $286,235             $934,609              $39,724             $386,957
                 ---------            ---------            ---------            ---------

*   Includes goodwill impairment and other expenses

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE

                                                                                                         ASSUMED FROM
                                                                          CEDED TO OTHER                    OTHER
                                             DIRECT AMOUNT                   COMPANIES                    COMPANIES

                                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $74,478,037                   $14,220,902                   $8,661,374
                                             -------------                 -------------                 ------------
PREMIUMS:
 Life insurance                                    314,216                       112,043                       11,258
 Accident and health insurance                     843,340                        89,845                      125,586
                                             -------------                 -------------                 ------------
                 TOTAL EARNED PREMIUMS          $1,157,556                      $201,888                     $136,844
                                             -------------                 -------------                 ------------
BENEFITS:
 Life insurance                                   $457,403                      $290,203                      $31,302
 Accident and health insurance                     678,945                       139,858                      111,942
                                             -------------                 -------------                 ------------
           TOTAL POLICYHOLDER BENEFITS          $1,136,348                      $430,061                     $143,244
                                             -------------                 -------------                 ------------

                                                                   PERCENTAGE
                                                                    OF AMOUNT
                                                                     ASSUMED
                                                                     TO NET
                                              NET AMOUNT
                                                     (IN THOUSANDS)
--------------------------------------  ----------------------------------------
LIFE INSURANCE IN FORCE                         68,918,509             12.6%
                                             -------------
PREMIUMS:
 Life insurance                                    213,431              5.3%
 Accident and health insurance                     879,081             14.3%
                                             -------------
                 TOTAL EARNED PREMIUMS          $1,092,512             12.5%
                                             -------------
BENEFITS:
 Life insurance                                   $198,502             15.8%
 Accident and health insurance                     651,029             17.2%
                                             -------------
           TOTAL POLICYHOLDER BENEFITS            $849,531             16.9%
                                             -------------

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE

                                                                                                         ASSUMED FROM
                                                                          CEDED TO OTHER                    OTHER
                                             DIRECT AMOUNT                   COMPANIES                    COMPANIES

                                                                            (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $80,291,791                   $14,159,840                   $1,734,842
                                             -------------                 -------------                 ------------
PREMIUMS:
 Life insurance                                    350,710                       127,910                        9,861
 Accident and health insurance                     901,072                        87,337                      127,394
                                             -------------                 -------------                 ------------
                 TOTAL EARNED PREMIUMS          $1,251,782                      $215,247                     $137,255
                                             -------------                 -------------                 ------------
BENEFITS:
 Life insurance                                   $606,408                      $439,880                      $34,399
 Accident and health insurance                     666,924                        95,127                      116,774
                                             -------------                 -------------                 ------------
           TOTAL POLICYHOLDER BENEFITS          $1,273,332                      $535,007                     $151,173
                                             -------------                 -------------                 ------------

                                                              PERCENTAGE
                                                               OF AMOUNT
                                                                ASSUMED
                                                                TO NET
                                         NET AMOUNT
                                                  (IN THOUSANDS)
--------------------------------------  -----------------------------------
LIFE INSURANCE IN FORCE                   $67,866,793              2.6%
                                        -------------
PREMIUMS:
 Life insurance                               232,661              4.2%
 Accident and health insurance                941,129             13.5%
                                        -------------
                 TOTAL EARNED PREMIUMS     $1,173,790             11.7%
                                        -------------
BENEFITS:
 Life insurance                              $200,927             17.1%
 Accident and health insurance                688,571             17.0%
                                        -------------
           TOTAL POLICYHOLDER BENEFITS       $889,498             17.0%
                                        -------------

                        UNION SECURITY INSURANCE COMPANY
                     FOR THE YEARS ENDED DECEMBER 31, 2007
                           SCHEDULE IV -- REINSURANCE

                                                                                                         ASSUMED FROM
                                                                          CEDED TO OTHER                    OTHER
                                             DIRECT AMOUNT                   COMPANIES                    COMPANIES

                                                                            (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                        $84,912,189                   $15,365,458                   $1,641,309
                                             -------------                 -------------                 ------------
PREMIUMS:
 Life insurance                                    380,188                       142,295                       11,322
 Accident and health insurance                     917,129                        84,219                      177,805
                                             -------------                 -------------                 ------------
                 TOTAL EARNED PREMIUMS          $1,297,317                      $226,514                     $189,127
                                             -------------                 -------------                 ------------
BENEFITS:
 Life insurance                                   $777,527                      $592,582                      $32,556
 Accident and health insurance                     622,418                        81,665                      176,355
                                             -------------                 -------------                 ------------
           TOTAL POLICYHOLDER BENEFITS          $1,399,945                      $674,247                     $208,911
                                             -------------                 -------------                 ------------

                                                              PERCENTAGE
                                                               OF AMOUNT
                                                                ASSUMED
                                                                TO NET
                                         NET AMOUNT
                                                  (IN THOUSANDS)
--------------------------------------  -----------------------------------
LIFE INSURANCE IN FORCE                   $71,188,040              2.3%
                                        -------------
PREMIUMS:
 Life insurance                               249,215              4.5%
 Accident and health insurance              1,010,715             17.6%
                                        -------------
                 TOTAL EARNED PREMIUMS     $1,259,930             15.0%
                                        -------------
BENEFITS:
 Life insurance                              $217,501             15.0%
 Accident and health insurance                717,108             24.6%
                                        -------------
           TOTAL POLICYHOLDER BENEFITS       $934,609             22.4%
                                        -------------

                        UNION SECURITY INSURANCE COMPANY
                     AS OF DECEMBER 31, 2009, 2008 AND 2007

                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                            BALANCE AT                            ADDITIONS
                                           BEGINNING OF           CHARGED TO                 CHARGED TO
                                               YEAR               COSTS AND                     OTHER
                                                                  EXPENSES                    ACCOUNTS
                                                                  (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                        $7,195                   $(390)                 $3,610
 Valuation allowance for mortgage
  loans on real estate                           3,252                   5,300                      --
 Valuation allowance for uncollectible
  agents balances                                4,840                     (21)                     --
                                             ---------                 -------                 -------
                                 TOTAL         $15,287                  $4,889                  $3,610
                                             ---------                 -------                 -------
2008:
 Valuation allowance for deferred tax
  assets                                          $ --                  $7,195                    $ --
 Valuation allowance for mortgage
  loans on real estate                           3,018                     234                      --
 Valuation allowance for uncollectible
  agents balances                                5,622                    (424)                     --
                                             ---------                 -------                 -------
                                 TOTAL          $8,640                  $7,005                    $ --
                                             ---------                 -------                 -------
2007:
 Valuation allowance for mortgage
  loans on real estate                          $2,706                    $319                    $ --
 Valuation allowance for uncollectible
  agents balances                                6,613                    (953)                     --
                                             ---------                 -------                 -------
                                 TOTAL          $9,319                   $(634)                   $ --
                                             ---------                 -------                 -------


                                                                       BALANCE AT
                                                                         END OF
                                               DEDUCTIONS                 YEAR
                                                        (IN THOUSANDS)
--------------------------------------  ----------------------------------------------
2009:
 Valuation allowance for deferred tax
  assets                                           $ --                   $10,415
 Valuation allowance for mortgage
  loans on real estate                               --                     8,552
 Valuation allowance for uncollectible
  agents balances                                     8                    $4,811
                                                  -----                 ---------
                                 TOTAL               $8                   $23,778
                                                  -----                 ---------
2008:
 Valuation allowance for deferred tax
  assets                                           $ --                    $7,195
 Valuation allowance for mortgage
  loans on real estate                               --                     3,252
 Valuation allowance for uncollectible
  agents balances                                   358                     4,840
                                                  -----                 ---------
                                 TOTAL             $358                   $15,287
                                                  -----                 ---------
2007:
 Valuation allowance for mortgage
  loans on real estate                               $7                    $3,018
 Valuation allowance for uncollectible
  agents balances                                    38                     5,622
                                                  -----                 ---------
                                 TOTAL              $45                    $8,640
                                                  -----                 ---------

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    Exhibits:
       (1) Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.(1)
       (2)    Not applicable.
       (3)    a) Principal Underwriter and Servicing Agreement.(6)
              b) Form of Dealer Sales Agreement.(1)
       (4)    Form of Variable Annuity Contract.(2)
       (5)    Form of Application.(3)
       (6) a) Restated Articles of Incorporation of Union Security Insurance Company.(4)
              b) Restated By-laws of Union Security Insurance Company.(4)
       (7)    Form of Reinsurance Contract.(1)
       (8)    Form of Participation Agreement.(1)
       (9)    Opinion and consent of Counsel.
       (10) a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
              b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
       (11)   No Financial Statements are omitted.
       (12)   Not applicable.
       (99)   Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed on April 19, 2002.

(2) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement File No. 033-37577 filed on April 28, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, File No. 033-37577, filed on April 19, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, File No. 033-63935, filed on November 16, 2009.

(5) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement File No. 333-79701 filed on October 21, 2005.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement file No. 333-65231 filed on April 28, 2009.

ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR

                                                         POSITION AND OFFICES
NAME AND ADDRESS                                            WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------
S. Craig Lemasters (2)         Director
Christopher J. Pagano (3)      Director
Michael J. Peninger (3)        Chairman of the Board
John Steven Roberts (1)        President and Chief Executive Officer, Director
Sylvia R. Wagner (3)           Director
Miles B. Yakre (1)             Senior Vice President, Chief Financial Officer and Treasurer

------------

(1)  Address: 2323 Grand Boulevard, Kansas City, MO 64108

(2)  Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

(3)  Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

ITEM 26. PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
REGISTRANT.

     Incorporated by reference to Post-Effective Amendment No. 19 to the Redgistration Statement File No. 333-79701 filed with the Commission on May 3, 2010.

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of February 28, 2010 there were 37,837 Contract Owners.

ITEM 28. INDEMNIFICATION

     Union Security's By-Laws provide for indemnity and payment of expenses of Union Security's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

     There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

     Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

       (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

     Union Security Life Insurance Company of New York - Separate Account A

     Union Security Insurance Company - Variable Account C

     Union Security Insurance Company - Variable Account D

       (b) Officers and Directors of Woodbury Financial Services, Inc.:

NAME AND PRINCIPAL BUSINESS ADDRESS     TITLE
--------------------------------------------------------------------------------------------------------------------
Richard G. Costello***                  Vice President and Secretary
Richard Fergesen*                       Chief Financial Officer, Financial Principal and Senior Vice President
Michael J. Fixer***                     Assistant Vice President and Assistant Treasurer
John N. Giamalis***                     Senior Vice President and Treasurer
Brian Murphy**                          Director and Chairman
Mark Sides*                             Chief Legal Officer and Assistant Secretary
John C. Walters**                       Director
Walter R. White*                        Director, President and Chief Operating Officer

------------

*   Address: 7755 3rd Street North, Oakdale, MN 55128.

**  200 Hopmeadow Street, Simsbury CT 06089

*** Hartford Plaza, Hartford, CT 06115

       (c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, records or other documents required to be kept by
     Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:                      576 Bielenberg Drive, Woodbury, MN 55125
Woodbury Financial Services, Inc.:                     7755 3rd Street North, Oakdale, MN 55128
Hartford Administrative Services Company               500 Bielenberg Drive, Woodbury, MN 55125

ITEM 31. MANAGEMENT SERVICES

     Effective April 1, 2001, Union Security contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although Union Security ultimately remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Union Security.

ITEM 32. UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 3rd day of May, 2010.

VARIABLE ACCOUNT D OF
UNION SECURITY INSURANCE COMPANY
(Registrant)

By:    John Steven Roberts                  *By:   /s/ Richard J. Wirth
       -----------------------------------         -----------------------------------
       John Steven Roberts                         Richard J. Wirth
       President and Chief Executive               Attorney-in-Fact
       Officer, Director*

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:    John Steven Roberts
       -----------------------------------
       John Steven Roberts
       President and Chief Executive
       Officer, Director*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

S. Craig Lemasters, Director*
Christopher J. Pagano, Director*
Michael J. Peninger, Chairman of the Board*
John Steven Roberts, President and Chief Executive
 Officer, Director*                                      *By:     /s/ Richard J. Wirth
                                                                  -------------------------------------
Sylvia R. Wagner, Director*                                       Richard J. Wirth
Miles B. Yakre, Senior Vice President, Chief Financial            Attorney-in-Fact
 Officer and Treasurer*                                  Date:    May 3, 2010

33-37577

                                 EXHIBIT INDEX

        9  Opinion and Consent of Counsel.
    10(a)  Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
    10(b)  Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
       99  Copy of Power of Attorney.
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